As filed with the Securities and Exchange Commission on January 7, 2008

                                        1933 Act Registration No. 333-147928



--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


      [  ]     Pre-Effective                  [  X ]   Post-Effective
               Amendment No.                           Amendment No. 1



                           MET INVESTORS SERIES TRUST
                           (Lazard Mid-Cap Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                            5 Park Plaza - Suite 1900
                            Irvine, California 92614
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         It is proposed that this filing will become effective:

 X          immediately upon filing pursuant to paragraph (b)
 __         on _______ pursuant to paragraph (b)
 __         60 days after filing pursuant to paragraph (a)(1)
 __         on ____________ pursuant to paragraph (a)(1)
            75 days after filing pursuant to paragraph (a)(2)
 __         on _____ pursuant to paragraph (a)(2) of Rule 485
 __         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


-----------------------------------------

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                                 January 7, 2008




Dear Contract Owner:

         As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Insurance Company of CT, (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Batterymarch Mid-Cap Stock Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on February 28, 2008. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a series of the Trust, in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of the Portfolio. Lazard Mid-Cap's investment objective is substantially similar to the investment objective of the Portfolio and Lazard Mid-Cap's investment policies are similar to those of the Portfolio.

         You will receive Class A shares of Lazard Mid-Cap having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about Lazard Mid-Cap's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Trustees has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone, fax, or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone, fax, or through the Internet are included immediately after the Notice of Special Meeting.




         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your telephone, fax or Internet vote within several weeks, you may be contacted by Computshare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.


         Thank you for taking this matter seriously and participating in this important process.



                                             Sincerely,

                                             /s/ Elizabeth M. Forget
                                             Elizabeth M. Forget
                                             President
                                             Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                      Batterymarch Mid-Cap Stock Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 2008

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Batterymarch Mid-Cap Stock Portfolio of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on February 28, 2008 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Batterymarch Mid-Cap Stock Portfolio ("Batterymarch Mid-Cap Stock") by Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a series of the Trust, in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock. The Plan also provides for distribution of these shares of Lazard Mid-Cap to shareholders of Batterymarch Mid-Cap
     Stock in liquidation and subsequent termination of Batterymarch Mid-Cap Stock. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Batterymarch Mid-Cap Stock.

         The Board of Trustees has fixed the close of business on November 30, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                    By order of the Board of Trustees


                                    Richard C. Pearson
                                    Secretary


January 7, 2008

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE, FAX OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:




         Registration                                                  Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3) ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . . . ....  John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . . .........   John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

         (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . ..........    John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . . . . . . . .....   John B. Smith, Jr., Executor



INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.


INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-235-4258 and follow the simple instructions. Have your proxy card ready.


INSTRUCTIONS FOR VOTING BY FAX

Call toll free 1-888-796-9932.

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                            LAZARD MID-CAP PORTFOLIO
                                   a series of
                           Met Investors Series Trust


                           PROSPECTUS/PROXY STATEMENT


                              DATED JANUARY 7, 2008



         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization which will be submitted to shareholders of Batterymarch Mid-Cap Stock Portfolio ("Batterymarch Mid-Cap Stock"), a series of Met Investors Series Trust (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on February 28, 2008 at 10:00 a.m. Eastern time at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of Batterymarch Mid-Cap Stock's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of Batterymarch Mid-Cap Stock into Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a series of the Trust. Batterymarch Mid-Cap Stock and Lazard Mid-Cap are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         MetLife Insurance Company of CT, an affiliate of Metropolitan Life Insurance Company ("MetLife"), is the record owner of Batterymarch Mid-Cap Stock's shares and at the Meeting will vote the shares of Batterymarch Mid-Cap Stock held in its separate accounts.

         MetLife Insurance Company of CT is referred to as the "Insurance Company".

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Batterymarch Mid-Cap Stock that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Batterymarch Mid-Cap Stock, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Batterymarch Mid-Cap Stock. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of Batterymarch Mid-Cap Stock refers to each Insurance Company which holds Batterymarch Mid-Cap Stock's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.


         In the Reorganization, all of the assets of Batterymarch Mid-Cap Stock will be acquired by Lazard Mid-Cap in exchange for Class A shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock (the "Reorganization"). If the Reorganization is approved, Class A shares of Lazard Mid-Cap will be distributed to each Record Holder in liquidation of Batterymarch Mid-Cap Stock, and Batterymarch Mid-Cap Stock will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Lazard Mid-Cap which have an aggregate net asset value equal to the aggregate net asset value of your shares of Batterymarch Mid-Cap Stock.


         Batterymarch Mid-Cap Stock and Lazard Mid-Cap are each separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Batterymarch Mid-Cap Stock is substantially similar to that of Lazard Mid-Cap, as follows:

-------------- -------------------------------------------------------------
                      Portfolio           Investment Objective
-------------------------------------------------------------------
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Batterymarch Mid-Cap Stock                   Growth of capital
-------------------------------------------------------------------
-------------------------------------------------------------------
Lazard Mid-Cap                               Long-term growth of capital
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         The investment strategies for Batterymarch Mid-Cap Stock are similar to those of Lazard Mid-Cap: each invests at least 80% of its assets in the equity securities of companies with medium market capitalizations. However, Batterymarch Mid-Cap Stock does not anticipate that foreign securities will exceed 20% of its net assets while Lazard Mid-Cap may invest up to 25% of its total assets in foreign securities. In addition, Lazard Mid-Cap may invest in synthetic instruments in complying with its 80% investment requirement. Synthetic instruments are instruments that have economic characteristics similar to the Portfolio's direct investment, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Further, the weighted average market capitalization of companies invested in by Batterymarch Mid-Cap Stock as of September 30, 2007 was $6.4 billion compared to the weighted average market of $6.8 billion of companies invested in by Lazard Mid-Cap.


         This Prospectus/Proxy Statement explains concisely the information about Lazard Mid-Cap that you should know before voting on a Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):


---------------------------- --------------------------------------------------
Information about Batterymarch Mid-Cap Stock:                         How to Obtain this Information:
--------------------------------------------                          ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
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Prospectus of the Trust relating to Batterymarch Mid-Cap Stock,       Copies are available upon request and without
dated April 30, 2007                                                  charge if you:

Statement of Additional Information of the Trust relating to               o Write to the Trust at the address listed
Batterymarch Mid-Cap Stock, dated April 30, 2007, as                         on the dover page of this Prospectus/Proxy;
supplemented on November 12, 2007                                            or

Annual Report of the Trust relating to Batterymarch Mid-Cap Stock          o Call (800) 848-3854 toll-free.
for the fiscal year ended December 31, 2006

Semi-Annual Report of the Trust relating to
Batterymarch Mid-Cap Stock for the six-month period ended June 30, 2007
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Information about Lazard Mid-Cap:                                      How to Obtain this Information:
--------------------------------                                       ------------------------------
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Prospectus of the Trust relating to Lazard Mid-Cap, dated April        A copy is available upon request without charge if
30, 2007, which accompanies this Prospectus/Proxy Statement            you:

                                                                             o Write to the Trust listed on the cover
Statement of Additional Information of the Trust relating to                   page of this Prospectus/Proxy Statement; or
Lazard Mid-Cap, dated April 30, 2007, as supplemented on
November 12, 2007                                                            o Call (800) 848-3854 toll-free.

Annual Report of the Trust relating to Lazard Mid-Cap, for the year ended December 31, 2006

Semi-Annual Report of the Trust relating to Lazard Mid-Cap
for the six-month period ended June 30, 2007
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Information about the Reorganization:                             How to Obtain this Information:
------------------------------------                              ------------------------------
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Statement of Additional Information dated January 7, 2008, which        A copy is available upon request and without charge
relates to this Prospectus/Proxy Statement and the Reorganization       if you:

                                                                             o Write to the Trust at the address listed
                                                                               on the cover page of this Prospectus/Proxy
                                                                               Statement; or

                                                                             o Call (800) 848-3854 toll-free.
-----------------------------------------------------------------------------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.


         Information relating to Batterymarch Mid-Cap Stock and Lazard Mid-Cap contained in the Prospectuses of the Trust dated April 30, 2007 (SEC File No. 811-10183), is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated January 7, 2008 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Batterymarch Mid-Cap Stock and Lazard Mid-Cap for the fiscal year ended December 31, 2006 and the six month period ended June 30, 2007, and pro forma financial statements of the Trust relating to Lazard Mid-Cap for the twelve month period ended June 30, 2007, is incorporated by reference in its entirety in this document.


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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

         An investment in Lazard Mid-Cap through a Contract:

     o    is not a deposit of, or guaranteed by, any bank

     o is not insured by the FDIC, the Federal Reserve Board or any other government agency

     o    is not endorsed by any bank or government agency

     o involves investment risk, including possible loss of the purchase payment of your original investment




                                TABLE OF CONTENTS

                                                                                                                 Page
SUMMARY...........................................................................................................6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Lazard Mid-Cap will I own?......................................7
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?..............................................................................8
         How do the Trustees recommend that I vote?...............................................................8
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........8
         How do the Portfolios' fees and expenses compare?.......................................................10
         How do the Portfolios' performance records compare?.....................................................12
         What will be the primary federal tax consequences of the Reorganization?................................17
RISKS............................................................................................................17
         Are the risk factors for the Portfolios similar?........................................................17
         What are the primary risks of investing in each Portfolio?..............................................17
         Are there any other risks of investing in each Portfolio?...............................................20

INFORMATION ABOUT THE REORGANIZATION.............................................................................21
         Reasons for the Reorganization..........................................................................21
         Agreement and Plan of Reorganization....................................................................22
         Federal Income Tax Consequences.........................................................................23
         Pro Forma Capitalization................................................................................25
         Distribution of Shares..................................................................................26
         Purchase and Redemption Procedures......................................................................27
         Exchange Privileges.....................................................................................27
         Dividend Policy.........................................................................................27

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................28
         Form of Organization....................................................................................28
         Capitalization..........................................................................................28
         Shareholder Liability...................................................................................29
         Shareholder Meetings and Voting Rights..................................................................29
         Liquidation.............................................................................................30
         Liability and Indemnification of Trustees...............................................................30

VOTING INFORMATION CONCERNING THE MEETING........................................................................31
         Shareholder Information.................................................................................33
         Control Persons and Principal Holders of Securities.....................................................33
FINANCIAL STATEMENTS AND EXPERTS.................................................................................34
LEGAL MATTERS....................................................................................................35
ADDITIONAL INFORMATION...........................................................................................35
OTHER BUSINESS...................................................................................................35
EXHIBIT A  Form of Agreement and Plan of Reorganization ........................................................A-1


                                          SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT
      TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by MetLife and its affiliates. Moreover, it is anticipated that Batterymarch Mid-Cap Stock's assets will not continue to grow in the future and may decrease due to the removal of Batterymarch Mid-Cap Stock from the available investment options under certain Contracts. In addition, the total fund expenses of Lazard Mid-Cap, assuming the Reorganization is consummated, will be less than those of Batterymarch Mid-Cap Stock. Therefore, the Trustees believe that the Reorganization is in the best interests of Batterymarch Mid-Cap Stock's shareholders.

What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of each Reorganization, see Exhibit A. The Plan generally provides for the following:

     o the transfer in-kind of all of the assets of Batterymarch Mid-Cap Stock to Lazard Mid-Cap in exchange for shares of Lazard Mid-Cap;

     o the assumption by Lazard Mid-Cap of all of the liabilities of Batterymarch Mid-Cap Stock;

     o the liquidation of Batterymarch Mid-Cap Stock by distribution of Class A shares of Lazard Mid-Cap to Batterymarch Mid-Cap Stock's Record Holders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.


         The Reorganization is expected to be completed on or about April 28, 2008.

After the Reorganization, what shares of Lazard Mid-Cap will I own?

         If you own Class A shares of Batterymarch Mid-Cap Stock, you will own Class A shares of Lazard Mid-Cap.

         The new shares you receive will have the same total value as your shares of Batterymarch Mid-Cap Stock, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

         It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

o POTENTIAL COST SAVINGS: After the Reorganization, Batterymarch Mid-Cap Stock's shareholders will benefit from lower fund operating expenses. For the twelve month period ended June 30, 2007, Batterymarch Mid-Cap Stock's total operating expenses for its Class A shares were 0.80%. It is anticipated that after the Reorganization Lazard Mid-Cap's total operating expenses for Class A shares will be 0.75%, based upon its anticipated level of assets immediately following the Reorganization.

o OPERATING EFFICIENCIES: After the Reorganization, operating efficiencies may be achieved by Lazard Mid-Cap because it will have a greater level of assets. As of June 30, 2007, Batterymarch Mid-Cap Stock's total net assets were approximately $164.5 million and Lazard Mid-Cap total assets were approximately $794.8 million.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. The Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Lazard Mid-Cap after the Reorganization. After the Reorganization your Contract values will depend on the performance of Lazard Mid-Cap rather than that of Batterymarch Mid-Cap Stock. Batterymarch Mid-Cap Stock will bear the costs of the Meeting, this proxy solicitation and any adjourned session. The costs paid by Batterymarch Mid-Cap Stock are ultimately borne by the Portfolio's shareholders and are less than the one year of savings for Batterymarch Mid-Cap Stock's shareholders due to the operational efficiencies incurred as a result of the Reorganization.

         Although Batterymarch Mid-Cap Stock and Lazard Mid-Cap have substantially similar investment objectives and similar investment strategies, it is anticipated that the securities held by Batterymarch Mid-Cap Stock may be sold in significant amounts in order to comply with the current policies and investment practices of Lazard Mid-Cap in connection with the Reorganization. The transaction costs of such sales will be borne by Lazard Mid-Cap. Such costs are ultimately borne by the Portfolio's shareholders.

         Like Batterymarch Mid-Cap Stock, Lazard Mid-Cap will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of Lazard Mid-Cap.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of Lazard Mid-Cap. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Batterymarch Mid-Cap Stock, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Batterymarch Mid-Cap Stock.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

         The Trustees of the Trust, including the "Independent Trustees", have also approved the Plan on behalf of Lazard Mid-Cap.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The investment objective of Batterymarch Mid-Cap Stock is substantially similar to that of Lazard Mid-Cap and the investment policies of each Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

         The following tables summarize the investment objectives and principal investment strategies of Batterymarch Mid-Cap Stock and Lazard Mid-Cap as set forth in their respective Prospectuses and Statement of Additional Information.




   ------------------ -------------------------------------------------------------------------------
                      Batterymarch Mid-Cap Stock
   ------------------ -------------------------------------------------------------------------------
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Investment Objective   Growth of capital.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Principal           The Portfolio normally invests at least 80% of its assets in equity securities
Investment          of U.S. and foreign companies with mid-size market capitalizations. Mid-size
Strategies          market capitalization companies are defined as those with a market capitalization similar to the companies in the Standard &
                    Poors Mid Cap 400 Index ("S&P MidCap 400 Index").

                    It is anticipated that foreign securities will not exceed
                    20% of the Portfolio's net assets.

                    The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs
                    daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth,
                    expectations, value, technical and corporate signals.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                    Lazard Mid-Cap


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Investment
Objective           Long-term growth of capital.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Principal           Portfolio normally invests at least 80% of its net assets in equity
Investment          securities, including convertible securities, of mid-cap companies.
Strategies          In complying with the  80% investment requirement, the Portfolio's investment may include synthetic instruments such as warrants, futures, options, exchange traded funds and American Depositary Receipts.
                    The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies
                    included on the Russell Midcap Index during the most recent
                    11-month period (based on month-end data) plus the most
                    recent data during the current month.


                    May invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade securities.

                    May invest up to 25% of its total assets in foreign securities.

                    The portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or
                    projected earnings, or the current market value of assets
                    owned by the company.
-----------------------------------------------------------------------------------------------------

         Because the Portfolios have substantially similar investment objectives and similar investment policies, they are subject to similar risks. The principal risks of investing in the Portfolios, include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; stocks of smaller companies may be affected to a greater extent than larger companies by general economic changes and conditions in particular industries.

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.



     In  addition,   Lazard  Mid-Cap's  investments  in  synthetic  (derivative)
instruments can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty.



         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each Portfolio.

How do the Portfolios' fees and expenses compare?

         Batterymarch Mid-Cap Stock offers one class of shares (Class A). Lazard Mid-Cap offers Class A, Class B and Class E shares. You will not pay any initial or deferred sales charges in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A shares of each of the Portfolios. The table entitled "Lazard Mid-Cap (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A shares of Batterymarch Mid-Cap Stock set forth in the following table and the example are based on the expenses for Batterymarch Mid-Cap Stock for the twelve month period ended June 30, 2007. The amounts for the Class A shares of Lazard Mid-Cap set forth in the following table and in the example are based on the expenses for Lazard Mid-Cap's Class A shares for the twelve month period ended June 30, 2007. The amounts for Class A shares of Lazard Mid-Cap (Pro Forma) set forth in the following table and in the example are based on what the expenses of Lazard Mid-Cap would have been for the period ended June 30, 2007, had the Reorganization taken place as of July 1, 2006.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         --------------------------------------------------------------------


--------------------------------- ----------------------- -------------------------- ----------------------------
                                   Batterymarch Mid-Cap                                    Lazard Mid-Cap
                                          Stock                Lazard Mid-Cap                (Pro Forma)
--------------------------------- ----------------------- -------------------------- ----------------------------
-----------------------------------------------------------------------------------------------------------------

                                       Class A                   Class A                     Class A
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Management Fees                         0.70%                      0.70%                        0.69%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Distribution and                        None                       None                         None
12b-1 Fees
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Other Expenses                          0.10%                      0.06%                        0.06%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio                  0.80%                      0.76%                        0.75%
Operating Expenses(1)
-----------------------------------------------------------------------------------------------------------------

(1) Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of Lazard Mid-Cap will not exceed 0.80% for the period ended April 30, 2008 and in any year in which the Agreement is in effect. The Manager and the Trust also have entered into an Expense Limitation Agreement whereby the total Annual Operating Expenses for the Class A shares of Batterymarch Mid-Cap Stock will not exceed 0.95% for the period ended April 30, 2008. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Batterymarch Mid-Cap Stock versus Lazard Mid-Cap and Lazard Mid-Cap Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                       Batterymarch Mid-Cap Stock

                                 One Year           Three Years          Five Years           Ten Years

Class A                            $82                 $255                $444                 $990
-------------------------------------------------------------------------------------------------------------
          ----------------- ---------------------------------------------------------------------------------
                                                             Lazard Mid-Cap

                                 One Year           Three Years          Five Years           Ten Years

Class A                            $78                 $243                $422                 $942
-------------------------------------------------------------------------------------------------------------
          ----------------- ---------------------------------------------------------------------------------
                                                       Lazard Mid-Cap (Pro Forma)

                                 One Year           Three Years          Five Years           Ten Years

Class A                            $77                 $240                $417                 $930
-------------------------------------------------------------------------------------------------------------


How do the Portfolios' performance records compare?

         The following charts show how Batterymarch Mid-Cap Stock and Lazard Mid-Cap have performed in the past. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the Class A shares of each Portfolio in each calendar year since its inception. The returns of Batterymarch Mid-Cap Stock prior to May 1, 2006, reflect the performance of the Portfolio's predecessor fund managed by an entity which became an affiliate of the Batterymarch Financial Management, Inc. in December, 2005, using the same investment objective and strategy as the Portfolio. The assets of the Disciplined Mid Cap Stock Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

         Effective December 19, 2005, Lazard Asset Management LLC became the Adviser to Lazard Mid-Cap. Investment information prior to that date is attributable to the Portfolio's former investment adviser.

         These charts should give you a general idea of the risks of investing in each Portfolio by showing how each Portfolio's return has varied from year-to-year. These charts include the effects of each Portfolio expenses. Total return amounts are based on the inception date of each Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.



                           Batterymarch Mid-Cap Stock
------------ --------- ----------- ----------- ----------- ---------- ---------- --------- --------- ----------


  16.91%      13.38%     16.61%      -4.02%     -14.32%     33.75%     16.45%     12.41%    5.67%      6.06%





    98          99         00          01          02         03         04         05        06        07
------------ --------- ----------- ----------- ----------- ---------- ---------- --------- --------- ----------
                                   High Quarter 4th  - 1998     + 26.68%
                                   Low Quarter: 3rd - 2001      - 16.71%


                                 Lazard Mid-Cap

------------------ ----------- ----------- ---------- ----------- ----------

     -10.18%         26.42%      14.60%      8.40%      14.78%     -2.47%





       02              03          04         05          06         07
------------------ ----------- ----------- ---------- ----------- ----------

                              High Quarter: 2nd  - 2003 +  15.50%
                              Low Quarter:  3rd -  2002  -  14.30%



         The next set of tables lists the average annual total return of the Class A shares of Batterymarch Mid-Cap Stock for the past one-, five- and ten-year periods (through December 31, 2007), and the average annual total return of the Class A shares of Lazard Mid-Cap for the past one- and five-year periods and since inception (through December 31, 2007). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/07)

----------------------------- -------------- ---- ------------------
                                 1 Year         5 Years          10 Years

Batterymarch Mid-Cap Stock
----------------------------- -------------- ---------------- ------------------
-------------------------------------------------------------------------------

Class A                         6.06%          14.44%             9.58%


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

S&P MidCap 400 Index            7.98%          16.20%            11.19%


-------------------------------------------------------------------------------




--------------------------------------- -------------- ---------------- ------------------- ------------------
                                                                         Since Inception     Inception Date
Lazard Mid-Cap                             1 Year          5 Year

--------------------------------------- -------------- ---------------- ------------------- ------------------
-------------------------------------------------------------------------------------------------------------

Class A                                  -2.47%          11.96%             7.91%              1/2/02


-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Russell Midcap Index                      5.60%          18.21%            11.63%


-------------------------------------------------------------------------------------------------------------


         Prior Experience with Comparable Fund

         Lazard Mid-Cap and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.


         The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell Midcap Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the re-investment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.




----------------------------------------------------------------------------------------------------------------------
                   Average Annual Total Return as of 12/31/07
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------- ----------------------
                                                         1 Year                 5 Year                 10 Year
------------------------------------------------ ----------------------- ---------------------- ----------------------
---------------------------------------------------------------------------------------------------------------------


Lazard Mid Cap Fund -Institutional                    -2.93%                  14.38%                  9.61%


    Class
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Russell Midcap Index                                  5.60%                  18.21%                  9.91%


---------------------------------------------------------------------------------------------------------------------


     The S&P MidCap 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

     The Russell Midcap Index is an unmanaged index which measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $4.43 billion as of February 28, 2007.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important   information   about  Lazard   Mid-Cap  is  also   contained  in
management's discussion of Lazard Mid-Cap's performance which appears in the most recent Annual Report and Semi-Annual Report of the Trust relating to Lazard Mid-Cap.

Who will be the investment adviser of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

         Management of the Portfolios

         The overall management of Batterymarch Mid-Cap Stock and Lazard Mid-Cap is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Manager


         Met Investors Advisory, LLC (the "Manager") selects and pays the fees of the Adviser for each Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.


         ----------------------------------------------------------------------

         Facts about the Manager:

          o    The Manager is an affiliate of MetLife.

          o The Manager manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $37.2 billion as of September 30, 2007.

          o The Manager is located at 5 Park Plaza, Suite 1900, Irvine, California 92614.

         ----------------------------------------------------------------------


         Adviser

         Lazard Asset Management LLC or "Lazard" (the "Adviser") is the investment adviser to Lazard Mid-Cap. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.


-------------------------------------------------------------------------------
 Facts about the Adviser:

          o    The  Adviser  and  its  global  affiliates   provide   investment
               management services to client discretionary accounts with assets totaling approximately $127.7 billion as of September 30, 2007.

          o The Adviser is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

          o The Adviser is located at 30 Rockefeller Plaza, New York, New York 10112.

-------------------------------------------------------------------------------


         Portfolio Management

     The Portfolio is managed by a team composed of Christopher Blake, Gary Buesser, Robert A. Failla and Andrew Lacey. Christopher Blake is a Managing Director of Lazard and a portfolio manager/analyst. He joined Lazard in 1995. Gary Buesser, CFA, is a portfolio manager. He joined Lazard in 2000. Robert Failla, ICFA, is a Senior Vice President of Lazard, and a portfolio manager. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a portfolio manager on a large-cap and all-cap product. He began working in the investment field in 1993. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products.

         Management Fees

     For its management and supervision of the daily business affairs of Lazard Mid-Cap, the Manager is entitled to receive a monthly fee at an annual rate of 0.70% of the Portfolio's average daily net assets up to $500 million plus 0.675% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion.

Expense Limitation Agreement

     In the interest of limiting expenses of Lazard Mid-Cap until April 30, 2008, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business under the 1940 Act are limited to 0.80% of daily net assets for Class A shares of the Portfolio.

     The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

     The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

         Advisory Fees

         Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing subadvisory services to Lazard Mid-Cap. The Portfolio does not pay a fee to the Adviser.

What will be the primary federal tax consequences of the Reorganization?

         Prior to or at the completion of the Reorganization, Batterymarch Mid-Cap Stock and Lazard Mid-Cap will have received an opinion from the law firm of Sullivan & Worcester LLP that each Reorganization has been structured so that no gain or loss will be recognized by Batterymarch Mid-Cap Stock or its Record Holders for federal income tax purposes as a result of receiving shares of Lazard Mid-Cap in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Lazard Mid-Cap that are received by the Record Holders of Batterymarch Mid-Cap Stock will be the same as the holding period and aggregate tax basis of the shares of Batterymarch Mid-Cap Stock previously held by such Record Holders, provided that such shares of Batterymarch Mid-Cap Stock are held as capital assets. In addition, the holding periods and tax bases of the assets of Batterymarch Mid-Cap Stock in the hands of Lazard Mid-Cap as a result of the Reorganization will be the same as in the hands of Batterymarch Mid-Cap Stock immediately prior to the Reorganization, and no gain or loss will be recognized by Lazard Mid-Cap upon the receipt of the assets of Batterymarch Mid-Cap Stock in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of Batterymarch Mid-Cap Stock's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of its Reorganization.

     RISKS

Are the risk factors for the Portfolios similar?

         Yes. The risk factors are substantially similar due to the substantially similar investment objectives and similar investment strategies of Batterymarch Mid-Cap Stock and Lazard Mid-Cap. The risks of Lazard Mid-Cap are described in greater detail in the Portfolio's Prospectus.

What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that the investment performance of any Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

-------------------------------------------------------------------------------
                                    Each of the Portfolios is subject to Market
                                    Risk.

----------------------------------- -------------------------------------------
-------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock Invests at least 80% of its assets in equity securities.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lazard Mid-Cap                  Invests at least 80% of its assets in equity
                                securities, including convertible securities.
--------------------------------------------------------------------------------

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the subadviser overweights fixed income markets or industries where there are significant declines.

         Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

-------------------------------------- ----------------------------------------
                                       Each of the Portfolios is subject to
Foreign Investment Risk.

-------------------------------------- ----------------------------------------
-------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock          It is anticipated that foreign securities
                                    will not exceed 20% of the Portfolio's net
                                    assets.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lazard Mid-Cap                      May invest up to 25% of its total assets in
                                    foreign securities.


-------------------------------------------------------------------------------
         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o    Foreign markets may be less liquid and more volatile than U.S. markets.

o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

------------------------------------- -----------------------------------------
                                   Each of the Portfolios is subject to
                                   Market Capitalization Risk.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Batterymarch                       Mid-Cap Stock Invests at least 80% of its
                                   assets in the equity securities of mid-sized
                                   companies.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lazard Mid-Cap                     Invests at least 80% of its assets in the
                                   equity securities of mid-sized companies.
------------------------------------------------------------------------------


         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

------------------------------------------------------------------------------
                                    Each of the Portfolios is subject to
                                    Investment Style Risk.

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Batterymarch                        Mid-Cap Stock Adviser uses a core investment
                                    approach using both fundamental and
                                    quantitative techniques.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lazard Mid-Cap Adviser uses a value investment approach.
------------------------------------------------------------------------------


         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Are there any other risks of investing in each Portfolio?


         In complying with Lazard Mid-Cap's 80% investment requirement in mid-cap companies, the Portfolio's investments may include synthetic (derivative) instruments. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets rates or indices.


         Batterymarch Mid-Cap Stock's portfolio turnover rates may exceed 100%. High portfolio turnover rates generally mean greater brokerage costs which can already affect a Portfolio's performance. The portfolio turnover rates for Lazard Mid-Cap are expected to be under 100%.



                  INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

         The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Company and its affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

         At a regular meeting held on November 6, 2007, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Batterymarch Mid-Cap Stock, and that the interests of existing shareholders of Batterymarch Mid-Cap Stock will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees especially noted that it is anticipated that Batterymarch Mid-Cap Stock's assets will not continue to grow in the future and may decrease due to the removal of Batterymarch Mid-Cap Stock from the available investment options under certain Contracts. In addition, the total fund expenses of Lazard Mid-Cap, assuming the Reorganization is consummated, will be less than those of Batterymarch Mid-Cap Stock. The Trustees also noted that the performance, for the one-year period ended December 31, 2006, of Lazard Mid-Cap substantially exceeded that of Batterymarch Mid-Cap Stock.


     The Trustees considered the relative size of each Portfolio, including the benefits of combining the assets of Batterymarch Mid-Cap Stock into a larger entity. As of June 30, 2007, Lazard Mid-Cap's assets were approximately $980.8 million and Batterymarch Mid-Cap Stock's assets were approximately $198.2 million. Combining the assets of the Portfolios could lead to operating efficiencies for the Portfolios' shareholders.


         In addition, the Trustees considered, among other things:

          o    the terms and conditions of the Reorganization;

          o the fact that the Reorganization would not result in the dilution of shareholders' interests;

          o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

          o    the fact that Batterymarch  Mid-Cap Stock and Lazard Mid-Cap have
               substantially   similar   investment   objectives   and   similar
               investment strategies;

          o the fact that Batterymarch Mid-Cap Stock will bear the costs of the Meeting, this proxy solicitation and any adjourned session, and these costs are less than the one year of savings to Batterymarch Mid-Cap Stock's shareholders due to the operational efficiencies as a result of the Reorganization;

          o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

          o the fact that Lazard Mid-Cap will assume all of the liabilities of Batterymarch Mid-Cap Stock;

          o the fact that the Reorganization is expected to be tax free transactions for federal income tax purposes; and

          o alternatives available to shareholders of Batterymarch Mid-Cap Stock, including the ability to redeem their shares.


         During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the Reorganization would be in the best interests of Batterymarch Mid-Cap Stock and its shareholders. Consequently, they approved the Plan and directed that the respective Plan be submitted to shareholders of Batterymarch Mid-Cap Stock for approval.

         The Trustees of the Trust have also approved the Plan on behalf of Lazard Mid-Cap.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of Batterymarch Mid-Cap Stock will be acquired by Lazard Mid-Cap in exchange for Class A, of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of all of the liabilities of Batterymarch Mid-Cap Stock on or about April 28, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Batterymarch Mid-Cap Stock will endeavor to discharge all of its known liabilities and obligations. Batterymarch Mid-Cap Stock will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, Batterymarch Mid-Cap Stock will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of Class A shares of Lazard Mid-Cap to be received by the Record Holders of Batterymarch Mid-Cap Stock will be determined by multiplying the outstanding Class A shares of Batterymarch Mid-Cap Stock by a factor which shall be computed by dividing the net asset value per share of Class A shares of Batterymarch Mid-Cap Stock by the net asset value per share of Class A shares of Lazard Mid-Cap. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for all Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information for Lazard Mid-Cap relating to Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, Batterymarch Mid-Cap Stock will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Lazard Mid-Cap received by Batterymarch Mid-Cap Stock. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Batterymarch Mid-Cap Stock's Record Holders on Lazard Mid-Cap's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Lazard Mid-Cap due to Batterymarch Mid-Cap Stock's Record Holders. All issued and outstanding shares of Batterymarch Mid-Cap Stock will be canceled. The shares of Lazard Mid-Cap to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of their affairs, Batterymarch Mid-Cap Stock will be terminated as a series of the Trust.

         The consummation of the Reorganization is subject to the conditions set forth in the respective Plan, including approval, as applicable, by Batterymarch Mid-Cap Stock's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Batterymarch Mid-Cap Stock's shareholders, the Plan may be terminated (a) by the mutual agreement of Batterymarch Mid-Cap Stock and Lazard Mid-Cap; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization is not consummated, MetLife or one of its affiliates will pay the expenses incurred by the Portfolios in connection with the Reorganization (including the cost of any proxy soliciting agent). No portion of the expenses will be borne directly or indirectly by the Portfolios or their shareholders.

         If Batterymarch Mid-Cap Stock's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Company owns shares of Batterymarch Mid-Cap Stock. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Lazard Mid-Cap and Batterymarch Mid-Cap Stock will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

(1) The transfer of all of the assets of Batterymarch Mid-Cap Stock solely in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock followed by the distribution of Lazard Mid-Cap's shares to the Record Holders of Batterymarch Mid-Cap Stock in dissolution and liquidation of Batterymarch Mid-Cap Stock, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Lazard Mid-Cap and Batterymarch Mid-Cap Stock each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Lazard Mid-Cap upon the receipt of the assets of Batterymarch Mid-Cap Stock solely in exchange for the shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock;

(3) No gain or loss will be recognized by Batterymarch Mid-Cap Stock on the transfer of its assets to Lazard Mid-Cap in exchange for Lazard Mid-Cap's shares and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock or upon the distribution (whether actual or constructive) of Lazard Mid-Cap's shares to Batterymarch Mid-Cap Stock's Record Holders in exchange for their shares of Batterymarch Mid-Cap Stock;

(4) No gain or loss will be recognized by Batterymarch Mid-Cap Stock's Record Holders upon the exchange of their shares of Batterymarch Mid-Cap Stock for shares of Lazard Mid-Cap in liquidation of Batterymarch Mid-Cap Stock;

(5) The aggregate tax basis of the shares of Lazard Mid-Cap received by each Record Holder of Batterymarch Mid-Cap Stock pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Batterymarch Mid-Cap Stock held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Lazard Mid-Cap received by each Record Holder of Batterymarch Mid-Cap Stock will include the period during which the shares of Batterymarch Mid-Cap Stock exchanged therefor were held by such Record Holder (provided that the shares of Batterymarch Mid-Cap Stock were held as a capital asset on the date of the Reorganization);

(6) The tax basis of the assets of Batterymarch Mid-Cap Stock acquired by Lazard Mid-Cap will be the same as the tax basis of such assets to Batterymarch Mid-Cap Stock immediately prior to the Reorganization, and the holding period of such assets in the hands of Lazard Mid-Cap will include the period during which the assets were held by Batterymarch Mid-Cap Stock; and

(7) Lazard Mid-Cap will succeed to and take into account capital loss carryovers, if any, of Batterymarch Mid-Cap Stock described in Section 381(c) of the Code. Lazard Mid-Cap will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Record Holder of Batterymarch Mid-Cap Stock would recognize a taxable gain or loss equal to the difference between its tax basis in its Portfolio shares and the fair market value of the shares of Lazard Mid-Cap it received.

         Lazard Mid-Cap's utilization after the Reorganization of any pre-Reorganization losses realized by Batterymarch Mid-Cap Stock to offset gains realized by Lazard Mid-Cap could be subject to limitation in future years.

Pro Forma Capitalization

         The following table sets forth the capitalization of Batterymarch Mid-Cap Stock, Lazard Mid-Cap and the capitalization of Lazard Mid-Cap on a pro forma basis as of June 30, 2007, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.38 Class A shares of Lazard Mid-Cap for Class A of Batterymarch Mid-Cap Stock.



                  Capitalization of Batterymarch Mid-Cap Stock,
                  Lazard Mid-Cap and Lazard Mid-Cap (Pro Forma)
-------------------- ---------------- --------------- ---------------- -----------------

                                                                        Lazard Mid-Cap
                                          Lazard                          Pro Forma
                      Batterymarch    Mid-Cap Growth                       (After
                      Mid-Cap Stock                     Adjustments    Reorganization)
-------------------- ---------------- --------------- ---------------- -----------------
-------------------- ---------------- --------------- ---------------- -----------------

Net Assets

Class A                 $164,467,799    $457,833,863      (50,000)(a)      $622,251,662

Class B                          -     $287,333,091                -      $287,333,091

Class E                          -      $49,598,175                -       $49,598,175

Total Net Assets        $164,467,799    $794,765,129      (50,000)(a)      $959,182,928
-------------------- ---------------- --------------- ---------------- -----------------


Net Asset Value
Per Share

Class A                       $19.38          $14.04                             $14.04

Class B                            -          $13.98                -            $13.98

Class E                            -          $14.01                -            $14.01

-------------------- ---------------- --------------- ---------------- -----------------

Shares Outstanding



Class A                    8,486,499      32,600,197    3,224,480 (b)        44,311,176

Class B                            -      20,553,293                -        20,553,293

Class E                            -       3,540,133                -         3,540,133
-------------------- ---------------- --------------- ---------------- -----------------
-------------------- ---------------- --------------- ---------------- -----------------

Total Shares               8,486,499      56,693,623    3,224,480 (b)        68,404,602
Outstanding
-------------------- ---------------- --------------- ---------------- -----------------

    (a) Reflects merger related expenses of $50,000.

    (b) Reflects change in shares outstanding due to the issuance of Class A shares of Lazard Mid-Cap in exchange for Class A shares of Batterymarch Mid-Cap Stock based upon the net asset value of Lazard Mid-Cap's Class A shares at June 30, 2007.


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

         All portfolios of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

         MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and Lazard Mid-Cap's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

         Lazard Mid-Cap is currently authorized to issue three classes of shares: Class A, Class B and Class E shares. Batterymarch Mid-Cap Stock currently offers Class A shares. Each Class of Lazard Mid-Cap has a distribution agreement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Batterymarch Mid-Cap Stock owning Class A shares will receive Class A shares of Lazard Mid-Cap. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Lazard Mid-Cap.

         In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Lazard Mid-Cap serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Lazard Mid-Cap.

Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Batterymarch Mid-Cap Stock. No fee is charged by Batterymarch Mid-Cap Stock for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Batterymarch Mid-Cap Stock buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MID and its affiliates place orders for the purchase or redemption of shares of Lazard Mid-Cap based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains to the Insurance Company separate accounts annually and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and Lazard Mid-Cap intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                       COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         The Trust is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of the Portfolios and other mutual funds of various asset classes. The Trust currently offers shares of its portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Company, its affiliates and qualified pension and retirement plans.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of Batterymarch Mid-Cap Stock are offered in one class (Class A) and shares of Lazard Mid-Cap are currently offered in three classes (Class A, Class B and Class E shares). Shares of the classes of each Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

         The Trust on behalf of each Portfolio is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

Liquidation

         In the event of the liquidation of the Trust, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, the By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                       VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is being sent to shareholders of Batterymarch Mid-Cap Stock in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 28, 2008, at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Batterymarch Mid-Cap Stock on or about January 17, 2008.


         The Board of Trustees of the Trust has fixed the close of business on November 30, 2007 as the record date (the "Record Date") for determining the shareholders of Batterymarch Mid-Cap Stock entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate accounts, owns all of the shares of Batterymarch Mid-Cap Stock, and is the Record Holder of the Portfolio at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Batterymarch Mid-Cap Stock. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of Batterymarch Mid-Cap Stock for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Batterymarch Mid-Cap Stock held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Batterymarch Mid-Cap Stock is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of a Plan and a Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone, fax, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR that proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate (this is referred to as "echo voting"). Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of the Reorganization will require the affirmative vote of a majority of the votes of Batterymarch Mid-Cap Stock entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33?% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holder of Batterymarch Mid-Cap Stock was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about February 1, 2008, voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory, LLC, its affiliates or other representatives of Batterymarch Mid-Cap Stock (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $50,000) will be borne by Batterymarch Mid-Cap Stock. Neither Lazard Mid-Cap or its Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of Batterymarch Mid-Cap Stock do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holder may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of Batterymarch Mid-Cap Stock who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Lazard Mid-Cap are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

         The Record Holders of Batterymarch Mid-Cap Stock at the close of business on November 30, 2007 (the "Record Date") will be entitled to be present and vote at the Meeting with respect to shares of Batterymarch Mid-Cap Stock owned as of the Record Date. As of the Record Date, the total number of shares of Batterymarch Mid-Cap Stock outstanding and entitled to vote was:

                               Batterymarch Mid-Cap Stock

                             Class A           8,001,497.874


         As of the Record Date, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of Batterymarch Mid-Cap Stock and Lazard Mid-Cap, respectively.

Control Persons and Principal Holders of Securities

         As of the Record Date, to the knowledge of the Trustees and management of the Trust, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Fund BD for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Fund ABD for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, MetLife of CT Fund U for Variable Annuities, MetLife of CT Separate Account CPPVUL1, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Separate Account PP for Variable Life Insurance, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife of CT Fund BD II for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002, MetLife of CT Variable Life Insurance Separate Account Two, collectively owned of record 100% of the shares of Batterymarch Mid-Cap Stock.

         The Insurance Company has advised the Trust that as of the Record Date there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Batterymarch Mid-Cap Stock or Lazard Mid-Cap, respectively.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                             FINANCIAL STATEMENTS AND EXPERTS


         The Annual Report of the Trust relating to Batterymarch Mid-Cap Stock, for the year ended and as of December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report of the Trust relating to Lazard Mid-Cap, for the year ended and as of December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Lazard Mid-Cap will be passed upon by Sullivan & Worcester LLP.

                            ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

    THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED
       VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


January 7, 2008

                                                                   Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30 day of November, 2007, by and between Met Investors Series Trust, a Delaware statutory trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 (the "Trust"), with respect to its Lazard Mid-Cap Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its Batterymarch Mid-Cap Stock Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class A shares of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Holders of Class A shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 28, 2008 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2007 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2007, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The unaudited financial statements of the Acquiring Fund at June 30, 2007 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and certified by the Trust's President, Vice President or Treasurer.


                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively, substantially to the effect that, for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                  (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Selling Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party. In such event, Metropolitan Life Insurance Company, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        MET INVESTORS SERIES TRUST ON BEHALF OF
                                        BATTERYMARCH MID-CAP STOCK PORTFOLIO

                                        By:
                                           -------------------------------------

                                        Name: Elizabeth M. Forget

                                        Title: President



                                        MET INVESTORS SERIES TRUST ON BEHALF OF
                                        LAZARD MID-CAP PORTFOLIO

                                        By:
                                           -------------------------------------

                                        Name: Elizabeth M. Forget

                                        Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854


                        BY AND IN EXCHANGE FOR SHARES OF

                            LAZARD MID-CAP PORTFOLIO
                                   a series of
                           Met Investors Series Trust


         This Statement of Additional Information, dated January 7, 2008, relating specifically to the proposed transfer of the assets and liabilities of Batterymarch Mid-Cap Stock Portfolio ("Batterymarch Mid-Cap Stock"), a series of Met Investors Series Trust (the "Trust"), to Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a series of the Trust, in exchange for Class A shares of beneficial interest, $.001 par value per share, of Lazard Mid-Cap to be issued to the holders of Class A shares of Batterymarch Mid-Cap Stock, respectively, consists of the information set forth below pertaining to Batterymarch Mid-Cap Stock and Lazard Mid-Cap and the following described documents, each of which is attached hereto and incorporated by reference herein:




         (1) Statement of Additional Information of the Trust relating to Batterymarch Mid- Cap Stock and Lazard Mid-Cap dated April 30, 2007, as supplemented on November 12, 2007;



         (2) Annual Report of the Trust relating to Batterymarch Mid-Cap Stock and Lazard Mid-Cap for the year ended December 31, 2006;

         (3) Semi-Annual Report of the Trust relating to Batterymarch Mid-Cap Stock and Lazard Mid-Cap for the six month period ended June 30, 2007; and

         (4)      Pro Forma Financial Statements dated as of June 30, 2007.








         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Batterymarch Mid-Cap Stock and Lazard Mid-Cap dated January 7, 2008. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.






                            MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       Statement of Additional Information


               April 30, 2007, as supplemented on November 12, 2007

                                     Portfolios



Met/AIM Capital Appreciation Portfolio               Lord Abbett Mid-Cap Value Portfolio
Met/AIM Small Cap Growth Portfolio                   MFS(R) Emerging Markets Equity Portfolio
Batterymarch Growth and Income Portfolio             MFS(R) Research International Portfolio
Batterymarch Mid-Cap Stock Portfolio                 MFS(R) Value Portfolio
BlackRock High Yield Portfolio (formerly Federated   Neuberger Berman Real Estate Portfolio
High Yield Portfolio)

BlackRock Large-Cap Core Portfolio                   Oppenheimer Capital Appreciation Portfolio
  (formerly Mercury Large-Cap Core Portfolio)
Dreman Small-Cap Value Portfolio                     PIMCO Inflation Protected Bond Portfolio
Goldman Sachs Mid-Cap Value Portfolio                PIMCO Total Return Portfolio
Harris Oakmark International Portfolio               Pioneer Fund Portfolio
Janus Forty Portfolio (formerly Janus Capital        Pioneer Strategic Income Portfolio
  Appreciation Portfolio)
Lazard Mid-Cap Portfolio (formerly Met/AIM Mid       RCM Technology Portfolio (formerly RCM Global Technology Portfolio)
  Cap Core Equity Portfolio)
Legg Mason Partners Aggressive Growth Portfolio      Rainier Large Cap Equity Portfolio
  (formerly Legg Mason Aggressive Growth Portfolio
   and Janus Aggressive Growth Portfolio)

Legg Mason Partners Managed Assets Portfolio         T. Rowe Price Mid-Cap Growth Portfolio
Legg Mason Value Equity Portfolio                    Third Avenue Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio               Turner Mid-Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio                 Van Kampen Comstock Portfolio
Lord Abbett Growth and Income Portfolio              Van Kampen Mid-Cap Growth Portfolio (formerly
                                                        Lord Abbett Growth Opportunities Portfolio)



                                        Allocation Portfolios

MetLife Aggressive Strategy Portfolio
MetLife Balanced Strategy Portfolio
MetLife Defensive Strategy Portfolio
MetLife Growth Strategy Portfolio
MetLife Moderate Strategy Portfolio
Strategic Conservative Growth Portfolio
Strategic Growth Portfolio
Strategic Growth and Income Portfolio



         This Statement of Additional Information provides supplementary information pertaining to shares of forty-two investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated April 30, 2007 for, as applicable, the Class A, Class B and Class E shares of the Portfolios listed above, except in the case of Rainier Large Cap Equity Portfolio, the Prospectus dated November 12, 2007 for the Class A and B shares of Rainier Large Cap Equity Portfolio. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854.


         The Portfolios listed under the heading Allocation Portfolios are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio". Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2006, and in the case of Met/AIM Capital Appreciation and Pioneer Strategic Income Portfolio for the periods ended October 31, 2006, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 9, 2007 (File No. 811-10183), are incorporated by reference and made part of this document.

         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                        TABLE OF CONTENTS

                                                                                                               Page



INVESTMENT OBJECTIVES AND POLICIES................................................................................5
         Asset-Backed Securities..................................................................................5
         Brady Bonds..............................................................................................6
         Collateralized Debt Obligations..........................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.....................................................................................9
         Depositary Receipts......................................................................................9
         Dollar Roll Transactions................................................................................10
         Event-Linked Bonds......................................................................................10
         Floaters................................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery ..................................................20
         High Yield/High Risk Debt Securities....................................................................21
         Hybrid Instruments......................................................................................23
         Illiquid Securities.....................................................................................23
         Inflation-Indexed Bonds................................................................................ 24
         Interest Rate Transactions..............................................................................25
         Investment Grade Corporate Debt Securities..............................................................26
         Loans and Other Direct Indebtedness.....................................................................26
         Money Market Securities.................................................................................27
         Mortgage-Backed Securities..............................................................................28
         Municipal Fixed Income Securities.......................................................................30
         Options and Futures Strategies..........................................................................31
         Other Investment Companies..............................................................................37
         Portfolio Turnover......................................................................................39
         Real Estate Investment Trusts.......................................................................... 39
         Repurchase Agreements...................................................................................40
         Reverse Repurchase Agreements...........................................................................41
         Rights and Warrants.....................................................................................41
         Securities Loans........................................................................................42
         Short Sales.............................................................................................43
         Structured Notes....................................................................................... 43
         Swaps...................................................................................................44
         U.S. Government Securities..............................................................................46
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds................................................46


INVESTMENT RESTRICTIONS..........................................................................................47
         Fundamental Policies....................................................................................47
         Non-Fundamental Policies................................................................................48


PERFORMANCE INFORMATION..........................................................................................52
         Total Return............................................................................................52
         Yield.................................................................................................. 53
         Non-Standardized Performance............................................................................54


PORTFOLIO TRANSACTIONS...........................................................................................54

MANAGEMENT OF THE TRUST..........................................................................................59
         Trustees and Officers...................................................................................59
         Committees of the Board.................................................................................63
         Compensation of the Trustees............................................................................63
         Indemnification of Trustees and Officers................................................................64
         Trustees' and Officers' Share Ownership.................................................................64
         Proxy Voting Policies and Procedures....................................................................65
         Proxy Voting Records....................................................................................65
         Portfolio Holdings Disclosure Policy....................................................................65


INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................67
         The Manager.............................................................................................67
         The Advisers............................................................................................81
         Portfolio Management....................................................................................85
         The Administrator.......................................................................................85
         The Distributor.........................................................................................86
         Code of Ethics..........................................................................................90
         Custodian...............................................................................................90
         Transfer Agent..........................................................................................90
         Legal Matters.......................................................................................... 91
         Independent Registered Public Accounting Firm.......................................................... 91


REDEMPTION OF SHARES.............................................................................................91
NET ASSET VALUE..................................................................................................91
FEDERAL INCOME TAXES.............................................................................................92
FINANCIAL STATEMENTS.............................................................................................97
APPENDIX A......................................................................................................A-1
APPENDIX B......................................................................................................B-1
APPENDIX C......................................................................................................C-1

                             INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not currently intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates or unaffiliated third party investment advisers ("Third Party Funds") collectively, (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the April 30, 2007 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the April 30, 2007 prospectus and statement of additional information applicable to such Third Party Fund.

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's or Adviser's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

         Asset-Backed Securities. (Met/AIM Capital Appreciation,
         Met/AIM Small Cap Growth, BlackRock High Yield, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid-Cap Growth, and Third Avenue Small Cap Value Portfolios)

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

         Brady Bonds. (Met/AIM Capital Appreciation, BlackRock
         Large-Cap Core, Dreman Small-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

          Collateralized Debt Obligations. (BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

          Convertible Securities. (All Portfolios except, Batterymarch Growth and Income, Batterymarch Mid-Cap Stock and Turner Mid-Cap Growth Portfolios)

         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

          Credit Default Swaps. (BlackRock High Yield, Legg Mason Partners Managed Assets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

         A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

     Depositary Receipts. (All Portfolios)

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the following Portfolios do not treat them as foreign securities.

       o        Batterymarch Growth and Income
       o        Batterymarch Mid-Cap Stock
       o        BlackRock High Yield
       o        Goldman Sachs Mid-Cap Value
       o        Legg Mason Partners Aggressive Growth
       o        Legg Mason Partners Managed Assets
       o        Legg Mason Value Equity
       o        Lord Abbett Bond Debenture
       o        Lord Abbett Growth and Income
       o        Lord Abbett Mid-Cap Value
       o        Neuberger Berman Real Estate
       o        RCM Technology


     However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     o Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts.

          Dollar Roll Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)


     Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.


          Event-Linked Bonds. (BlackRock High Yield, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)



         Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

          Floaters. (BlackRock High Yield, BlackRock Large-Cap Core, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Value, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

          Foreign Currency Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Loomis Sayles Global
          Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total
          Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value and Van Kampen Mid-Cap Growth Portfolios)


         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

     Foreign Securities. (All Portfolios)

     A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

     The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

     Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

     Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

     The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

     The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. Set forth below is information regarding the percentage of each Portfolio's assets that may be invested in foreign securities.






      ------------------------------------------------------------ -----------------------------------------------------------------
                                                             Intends to Invest No More Than the Following Percentage of its
                                                                           Total Assets in Foreign Securities
                    Portfolio
      --------------------------------------------- -----------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/AIM Capital Appreciation                      25%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                          25%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                    20%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock                        20%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                              10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core                          10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Dreman Small-Cap Value                            10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value                       25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                      No limit

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Janus Forty                                       25%.  The Adviser does not consider securities of companies domiciled outside the U.S. but which conduct a majority of their business in the U.S. and whose securities are traded on a U.S.
                                                  exchange to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lazard Mid-Cap                                    25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive                    No limit
   Growth

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed                       20%
   Assets

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                           25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                      No limit

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                        20%.  The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                     20%. The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                         10%.  The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                    No limit

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Research International                     25% in emerging markets

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Value                                      35%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate                      10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital                               35%
   Appreciation

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                    30%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                30%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer Fund                                      25%, no more than 5% in emerging markets

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                          85%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RCM Technology                                    50%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Rainier Large Cap Equity Portfolio                25% .  The Adviser intends to limit its investments in foreign securities to U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth                      25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                      35%.  The Adviser intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American
                                                  Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and
                                                  Exchange Commission disclosure requirements.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Turner Mid-Cap Growth                             10%

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---------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                               25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Van Kampen Mid-Cap Growth                         25%, including emerging markets
---------------------------------------------------------------------------------------------------------------------


     Securities of companies domiciled in Canada, Puerto Rico and Bermuda, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

     Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

     Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Legg Mason Partners Aggressive Growth and Neuberger Berman Real Estate Portfolios)

     A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

     High Yield/High Risk Debt Securities. (BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Value, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

     Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     Set forth below is information regarding the policies of certain Portfolios with respect to investments in high yield debt securities.


         Portfolio


     -------------------------------------------------------------------------------------------------------------------------------

     BlackRock  High Yield                      The high yield  securities  acquired by the Portfolio
                                                will  generally  be in the lower  rating  categories  of the  major  rating services  (BB or lower by  Standard & Poor's or Ba or lower by  Moody's) or will be  determined  by the  Portfolio  management  team  to be of  similar quality.  Split  rated  bonds will be  considered  to have a higher  credit rating




     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     Janus Forty                                Intends to invest no more than 35% of its assets in high yield debt securities
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     Legg Mason Partners  Managed Assets        The Portfolio has adopted an operating  policy
                                                that prohibits it from  purchasing  any securities  rated lower than BBB by
                                                Standard & Poor's, Baa by Moody's or, if unrated by such services,  are, in the Adviser's opinion,  of equivalent quality, if as a result more than 10%
                                                of the  Portfolio's  assets that are invested in debt  securities  would be invested in such  securities  and the Portfolio  does not purchase any debt securities  rated B or lower by either  service or their  equivalent  - for this  purpose,  debt  securities  do  not  include  convertible  securities
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------

     Legg  Mason  Value  Equity                 Intends  to invest no more than 10% of its
                                                total assets in high yield debt securities

          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------

     MFS(R)  Emerging  Markets Equity           Intends to invest no more than 10% of
                                                its net assets in high yield debt securities

          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------
     Pioneer  Fund                              Intends  to  invest  no more  than 5% of its total
                                                assets in high yield debt securities

               ---------------------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------------------
     Pioneer  Strategic  Income                 Intends to invest no more than 70% of
                                                its total assets in high yield debt securities, but not more than
                                                20% of total  assets will be invested  in debt  securities  rated below CCC by  Standard  & Poor's  or the  equivalent  by  another
                                                nationally   recognized   statistical  rating  organization,   or
                                                determined  to be of  equivalent  credit  quality by the  Adviser
               ---------------------------------------------------------------------------------------------------------------------


     Hybrid Instruments. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large-Cap Core, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid-Cap Growth and Third Avenue Small Cap Value Portfolios)

     Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income and T. Rowe Price Mid-Cap Growth Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Illiquid Securities. (All Portfolios except Turner Mid-Cap Growth Portfolio)

     Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

          Inflation-Indexed Bonds. (BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Interest Rate Transactions. (Met/AIM Capital Appreciation, BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

          Investment Grade Corporate Debt Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, and Van Kampen Comstock Portfolios)

         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.

          Loans and Other Direct Indebtedness. (BlackRock High Yield, Janus Forty, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Value, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

     Money Market Securities. (All Portfolios)

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

         The following Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.

        o        Dreman Small-Cap
        o        Harris Oakmark International
        o        Janus Forty
        o        Legg Mason Partners Aggressive Growth
        o        Loomis Sayles Global Markets
        o        Lord Abbett Bond Debenture
        o        Lord Abbett Growth and Income
        o        Lord Abbett Mid-Cap Value
        o        PIMCO Total Return
        o Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.
        o Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions

         Mortgage-Backed Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid-Cap Growth and Third Avenue Small Cap Value Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Municipal Fixed Income Securities. (BlackRock High Yield, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.


     Options and Futures Strategies. (All Portfolios except Rainier Large Cap Equity, Third Avenue Small Cap Value and Turner Mid-Cap Growth Portfolios)


         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The Advisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

o        Harris Oakmark International
o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid-Cap Value

         The Advisers to the following Portfolios do not presently intend to engage in options and futures transactions on stock indices, but may do so in the future.

o        PIMCO Inflation Protected Bond
o        PIMCO Total Return

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the following Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

     o Met/AIM Capital Appreciation Portfolio - no specific limitation (but not for speculative purposes)

     o Dreman Small-Cap (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)

     o    Goldman Sachs Mid-Cap Value - no specific limitation



     o Janus Forty (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)


     o    Loomis Sayles Global Markets - no specific limitation

     o    Neuberger Berman Real Estate - no specific limitation

     o    PIMCO Inflation Protected Bond - no specific limitation

     o    PIMCO Total Return - no specific limitation

     o    Pioneer  Fund  (although  no  specific   limitation  on  investing  in
          derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)

     o Pioneer Strategic Income (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)

     o    RCM Technology - no specific limitation


         The Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

         Options on Futures Contracts A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks of Options and Futures Strategies The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

          Other Investment Companies. (All Portfolios except Turner Mid-Cap Growth Portfolio)

         Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

         The following Portfolios may invest in money market funds for which the Advisers or any of their affiliates serves as investment adviser, administrator or distributor.

o        BlackRock High Yield
o        BlackRock Large-Cap Core
o        Goldman Sachs Mid-Cap Value
o        Janus Forty
o        Pioneer Fund
o        Pioneer Strategic Income
o        T. Rowe Price Mid-Cap Growth


         Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

                  Portfolio Turnover

         While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.


-------------------------------------- ------------------------------------------------------------------------------------------

Turnover Rate                      Portfolio
-------------------------------------- ------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Over 100%                          PIMCO Inflation Protected Bond and PIMCO Total Return
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Under 150%                         Batterymarch Mid-Cap Stock, Batterymarch Growth and Income, Legg Mason Partners Managed
                                   Assets (equity portion)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Under 200%                         Batterymarch Growth and Income, Legg Mason Partners Managed Assets, Turner Mid-Cap Growth
                                   and Van Kampen Mid-Cap Growth.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Under 300%                         RCM Technology
-------------------------------------------------------------------------------------------------------------------------------


     Preferred Stocks (All Portfolios except Legg Mason Partners Aggressive Growth and Turner Mid-Cap Growth Portfolios)

     A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          Real Estate Investment Trusts. (All Portfolios except BlackRock High Yield, Harris Oakmark International, Legg Mason Partners Aggressive Growth and Van Kampen Comstock Portfolios)

         Except as set forth below, a Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs").

The following Portfolios may invest up to 10% of their total assets in REITs.

o        Van Kampen Comstock
o        Van Kampen Mid-Cap Growth

The following Portfolios may invest up to 15% of their total assets in REITs.

o        Met/AIM Small Cap Growth
o        Dreman Small Cap Value
o        Lazard Mid-Cap
o        Legg Mason Value Equity
o        Loomis Sayles Global Markets
o        Oppenheimer Capital Appreciation

The following Portfolio may invest up to 20% of its total assets in REITs.

o        Pioneer Fund

The following Portfolios may invest in REITs without limit.

o        Goldman Sachs Mid-Cap Value
o        Neuberger Berman Real Estate
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        Pioneer Strategic Income


         Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

     Repurchase Agreements. (All Portfolios)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


     Reverse Repurchase Agreements. (All Portfolios except BlackRock Large-Cap Core, Goldman Sachs Mid-Cap Value, Harris Oakmark International, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Rainier Large Cap Equity, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth and Van Kampen Comstock Portfolios)


         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


     Rights and Warrants. (All Portfolios except Rainier Large Cap Equity Portfolio)



         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

         Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuate in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

     Securities Loans. (All Portfolios)

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     Short Sales. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large-Cap Core, Janus Forty, Lazard Mid-Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and T. Rowe Price Mid-Cap Growth Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The following Portfolios may make short sales of a security they do not own.

o        Janus Forty (up to 8% of its total assets)
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        RCM Technology

         To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that
(i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

     Structured Notes. (Met/AIM Capital Appreciation, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and T. Rowe Price Mid-Cap Growth Portfolios)

     Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

         Credit Linked Notes.

         The BlackRock High Yield, Janus Forty, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios may also purchase credit linked notes ("CLN"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the
Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the
Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

     Swaps. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Janus Forty, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and RCM Technology Portfolios)

         Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     U.S. Government Securities. (All Portfolios)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. (Met/AIM Capital Appreciation, BlackRock High Yield, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                              INVESTMENT RESTRICTIONS

     Fundamental Policies.

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason Partners Aggressive Growth and T. Rowe Price Mid-Cap Growth Portfolios) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, Janus Forty, Legg Mason Value Equity, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

         3.       Concentration

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

                  Non-Fundamental Policies.

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

         (4) Invest in companies for the purpose of exercising management or control.

Operating Policies

         Warrants

         As a matter of operating policy, the Dreman Small-Cap Portfolio will not invest more than 5% of its net assets in warrants.

         As a matter of operating policy, The following Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid-Cap Value
o        Van Kampen Comstock

         As a matter of operating policy, The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.



         Inverse Floating Rate Securities

         The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

         Borrowing

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         Loans of Portfolio Securities

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         Real Estate Investments

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

         When Issued/Delayed Delivery Securities

         The Dreman Small-Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments.

o With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments, except as follows.

         The following Portfolios may invest up to an aggregate of 25% of their total assets in when-issued commitments.

o        Met/Aim Small Cap Growth
o        Lazard Mid-Cap Portfolios


         The following Portfolios have no current policy limiting the percentage of assets which may be invested in when-issued commitments.

o        Goldman Sachs Mid-Cap Value                        o        Pioneer Strategic Income
o        Harris Oakmark International                       o        T. Rowe Price Mid-Cap Growth
o        Loomis Sayles Global Markets                       o        Turner Mid-Cap Growth
o        PIMCO Inflation Protected Bond                     o        Van Kampen Comstock
o        PIMCO Total Return                                 o        Van Kampen Mid-Cap Growth
o        Pioneer Fund


         Foreign Currency Transactions

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

         Swaps

         With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

         Concentration

         For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.


80% Investment Policy (Batterymarch Mid-Cap Stock, BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Lazard Mid-Cap, Legg Mason Value Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Met/AIM Small Cap Growth, MFS(R) Emerging Markets Equity, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, Pioneer Strategic Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Turner Mid-Cap Growth, Van Kampen Comstock and Van Kampen Mid-Cap Growth Portfolios) Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.


         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

                  Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where:
        P =       a hypothetical initial payment of $1,000
        T =       average annual total return
        n =       number of years
    ERV =         Ending Redeemable Value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

                  Yield

         From time to time, the Trust may quote the BlackRock High Yield Portfolio's, Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the BlackRock High Yield, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, and Pioneer Strategic Income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                    YIELD = 2[a-b+1)(6)-1]
                                              ---
                                              cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursements)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period




         For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

         Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

                  Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                 PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Manager or Adviser, as applicable, and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser, as applicable, considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive, research services from many broker-dealers with which the Manager or Adviser, as applicable, places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

         Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004 or October 31, 2006, October 31, 2005 and October 31, 2004, as noted.

        ------------------------------------------------------------- ---------
  Portfolio                            12/31/06       12/31/05      12/31/04
  ---------                            --------      --------       --------
Met/AIM Small Cap Growth             $752,792        719,277       $1,059,400
Batterymarch Growth and Income        338,099(14)      N/A               N/A
Batterymarch Mid-Cap Stock            311,031        528,953          478,109
BlackRock High Yield(1)                 ---               31               31
BlackRock Large-Cap Core(2)            34,632         45,776           88,869
Dreman Small Cap Value                225,365          6,495(3)           N/A
Goldman Sachs Mid-Cap Value           474,565        451,945          309,129(8)
Harris Oakmark International       2,564,108       1,242,073        1,245,587
Janus Forty(4)                        741,365        531,600          455,866
Lazard Mid-Cap(5)                     868,654        590,125          514,229
Legg Mason Partners Aggressive      1,269,392      1,412,300        1,035,197
   Growth(6)
Legg Mason Partners Managed           202,146        117,608          216,447
   Assets
Legg Mason Value Equity               908,723          6,202(7)           N/A
Loomis Sayles Global Markets          653,128(14)        N/A              N/A
Lord Abbett Bond Debenture             19,206         50,597           45,894
Lord Abbett Growth and Income       1,932,766      2,376,453        2,110,960
Lord Abbett Mid-Cap Value             210,624        184,752          168,814
MFS(R) Emerging Markets Equity      1,201,288(14)        N/A              N/A
MFS(R) Research International       3,723,719      2,622,022        1,757,345
MFS(R) Value                           51,925         39,281           39,564
Neuberger Berman Real Estate        1,957,452      1,360,834          576,961(8)
Oppenheimer Capital Appreciation    1,081,501      1,462,139          958,876
PIMCO Inflation Protected Bond         74,103         33,366            7,784
PIMCO Total Return                    527,556        325,800          320,198
Pioneer Fund                           21,319         17,885           14,846
RCM Technology(9)                   2,204,387      1,688,027        1,332,268
T. Rowe Price Mid-Cap Growth          606,323        419,561          547,621
Third Avenue Small Cap Value        1,229,269        983,289          754,558
Turner Mid-Cap Growth                 817,623        561,064          560,452(8)
Van Kampen Comstock                   684,178        670,404(3)           N/A
Van Kampen Mid-Cap Growth(10)         131,183         92,819          142,121
MetLife Aggressive Strategy                 0              0               0(11)
MetLife Balanced Strategy                   0              0               0(11)
MetLife Defensive Strategy                  0              0               0(11)
MetLife Growth Strategy                     0              0               0(11)
MetLife Moderate Strategy                   0              0               0(11)
Strategic Conservative Growth               0(15)        N/A              N/A
Strategic Growth                            0(15)        N/A              N/A
Strategic Growth and Income                 0(15)        N/A              N/A
                                       10/31/06       10/31/05          10/31/04
                                       --------        --------          -------
Met/AIM Capital Appreciation (12)     $566,429         $444,810         $358,413
Pioneer Strategic Income(13)                 7                0              115
-------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.
(2) Formerly Mercury Large Cap Core.
(3) For the period 5/1/05 through 12/31/05.
(4) Formerly Janus Capital Appreciation.
(5) Formerly Met/AIM Mid Cap Core Equity.
(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(7) For the period 11/1/05 through 12/31/05.
(8) For the period 5/1/04 through 12/31/04.
(9) Formerly RCM Global Technology.
(10) Formerly Lord Abbett Growth Opportunities.
(11) For the period 11/4/04 through (1)2/31/04.
(12) For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $53,611.
(13) For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $0.
(14) For the period 5/1/06 through 12/31/06.
(15) For the period 11/1/06 through 12/31/06



         In 2006, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:



----------------------------------- ---------------------------- --------------------------------- ------------------------------

                                                 Aggregate Brokerage Commissions      Percentage of Total
                                                     Paid to Affiliate            Brokerage Commissions     Percentage of
                      Affiliated Broker-Dealer                                                              Commissinable
   Portfolio                                                                                                 Transactions
   ---------          ------------------------   -----------------------------   -----------------------    --------------

Goldman Sachs            Goldman Sachs                 $10,803                         2.28%                 1.68%
   Mid-Cap Value            & Co.
Neuberger Berman         Lehman                       $321,691                        16.43%                14.76%
   Real Estate              Brothers, Inc.
Third Avenue             M.J. Whitman                 $975,438                        79.35%                79.91%
   Small Cap Value          LLC
----------------------------------------------------------------------------------------------------------------------------------

                                   MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

                  Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."




The Trustees

--------- ------------------ ----------------- --------------------------------------------- ----------------- ---------------------
                                                                                             Number of
                                    Term of                                                  Portfolios
                                    Office                                                    in Fund
                       Position      and                                                      Complex         Other
                       Held with   Length of          Principal Occupation(s)                 Overseen     Directorships
    Name and Age      Registrant  Time Served          During Past 5 Years                  by Trustees      Held
    -------------     ---------    ----------          -------------------                 -----------     -------------

Interested Trustee

Elizabeth M.        President       Indefinite;       Since May 2007, Senior Vice President,       85   Trustee, Metropolitan
Forget*  (40)       and Trustee     From December     MetLife, Inc.; since December 2000,               Series Fund, Inc. and
                                    2000 to present.  President of Met Investors Advisory LLC;          MetLife Investment Funds,
                                                      since May 2006, President of MetLife              Inc. since August, 2006
                                                      Advisers LLC; from December 2003 to April         and May, 2006,
                                                      2007, Vice President, MetLife, Inc.               respectively.



Disinterested Trustees

Dawn M.             Trustee        Indefinite;       From September 1999 to September 2003,       44    Director, Caywood Scholl
Vroegop (40)                       From December     Managing Director, Dresdner RCM Global             Asset Management;

                                  2000 to present.   Investors.                                         Investment Committee
                                                                                                        Member of City College of
                                                                                                        San Francisco.

Stephen M.         Trustee        Indefinite; From  Since November 1991, Shareholder in the law   44    None
Alderman (48)                     December 2000 to  firm of Garfield and Merel, Ltd.
                                                    present.

Jack R.            Trustee        Indefinite; From  Since 2001, Professor of Business             44   Lead Governor, American
Borsting (78)                     December 2000 to  Administration and Dean Emeritus, Marshall         Stock Exchange, Director,
                                  present.          School of Business, University of Southern         Los Angeles Orthopedic

                                                    California (USC); from 1995-2001 Executive         Hospital.  Trustee, The Rose
                                                    Director, Center for Telecommunications            Hills Foundation.  Member,
                                                    Management.                                        Army Science Board


Theodore A.       Trustee         Indefinite; From  Since 1993, Financial Consultant.             44   None
Myers (77)                        December 2000 to
                                  present.

Daniel A.        Trustee         Indefinite; From  Since October 2000, Vice President and Chief  44    None
Doyle (48)                       February 2007 to  Financial Officer of ATC Management, Inc.

                                 present.         (public utility).



----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------ ------------------ --------------------------------------------
       The Executive Officers                  Term of Office
                                                  and
                             Position(s)         Length
                              Held with         of Time             Principal Occupation(s)
                              Registrant         Served                During Past 5 Years
-------------                 ----------       -------------         -------------------


Jeffrey A. Tupper            Chief Financial    From August 2002   Since October 2006, Assistant Vice
(36)                         Officer,           to present         President, MetLife Group, Inc.  Since
                             Treasurer                             February 2001, Assistant Vice President of
                                                                   MetLife Investors Insurance Company.

Michael K. Farrell           Executive Vice     From August 2002   Since December 2005, Executive Vice President,
(54)                         President          to present         MetLife, Inc.; since July 2002, Chief


                                                                   Executive Officer of MetLife Investors
                                                                   Group, Inc. and Met Investors Advisory LLC;
                                                                   since April 2001, Chief Executive Officer of
                                                                   MetLife Resources and Executive Vice
                                                                   President of Metropolitan Life Insurance
                                                                   Company; since January 1990, President of
                                                                   Michael K. Farrell Associates, Inc.
                                                                   (qualified retirement plans for non-profit
                                                                   organizations)

Richard C. Pearson          Vice President     From December 2000  Since July 2002, President or Executive Vice
(64)                        and Secretary      to present.         President of MetLife Investors Distribution
                                                                   Company;  since January,  2002,  Secretary of
                                                                   Met Investors  Advisory LLC; since
                                                                   January 2001,  Senior Vice  President,
                                                                   General Counsel and Secretary of MetLife
                                                                   Investors Group, Inc.; since November 2000,
                                                                   Vice President,  General Counsel and
                                                                   Secretary of Met Investors Advisory LLC;
                                                                   from 1998 to November 2000,  President,
                                                                   Security First Group, Inc.

Jeffrey P. Halperin        Chief Compliance   From November 2005  Vice President, Corporate Ethics and
(38)                       Officer            to present          Compliance Department, MetLife, Inc.
                                                                  (October  2002  -  present);  Interim
                                                                  Chief  Compliance  Office  of  funds
                                                                  sponsored  by  MetLife  and its  affiliates
                                                                  (November  2005  to  present); Associate
                                                                  to Goldman  Sachs & Co. (May 2000 - July 2001).

Mary Moran Zeven          Assistant          From  August 2001    Senior  Vice  President  and Senior Managing
One Federal Street        Secretary          to present           Counsel (2002 to present) and Vice President
Boston, Massachusetts                                             and Associate Counsel (2000 to 2002), State
(46)                                                              Street Bank and Trust Company; Vice President
                                                                  and Counsel, PFPC, Inc.  (1999-2000).

William C. Cox           Assistant           From  November 2004  Since  1997,  Vice  President  and  Senior
One  Federal  Street     Treasurer           to present           Director,Fund Administration Division,
Boston,  Massachusetts                                            State Street Bank and Trust Company
02110
(41)
     -------------------------------------------------------------------------------------------------------------------------
     ----------------------

+  The Fund Complex includes the Trust (44 portfolios),
   Metropolitan Series Fund, Inc. (36 portfolios),
   Metropolitan Series Fund II (1 portfolio) and MetLife Investment
   Funds, Inc. (4 portfolios).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.

    Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2006.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held three meetings during the fiscal year ended December 31, 2006.


         The Trust has a Valuation Committee currently consisting of Elizabeth
M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. McDevitt from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. In May 2007, Bryan Andersen was added as a member of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 24 meetings during the fiscal year ended December 31, 2006.


                  Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $80,000 ($20,000 per quarter) plus (i) an additional fee of $8,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $5,000 for each special meeting attended in person, (iii) for each telephonic/internet interactive Board and Committee meeting attended, $3,000 and $2,500, respectively, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental annual retainer of $20,000, $10,000 and $10,000, respectively.

         The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2006. The amounts set forth below were paid under a different compensation schedule.

------------------------------------------------------------- -----------------


                                                       Total Compensation From
                                                         Fund Complex+ Paid to
                                 Aggregate Compensation     Trustee
                                   from Trust
Trustee

Interested Trustee

        Elizabeth M. Forget          None                       None

        Disinterested Trustees

        Stephen M. Alderman          $109,500                   $109,500
        Jack R. Borsting             $  89,500                  $  89,500
        Theodore A. Myers            $  86,500                  $  86,500
        Dawn M. Vroegop              $  87,462                  $  87,462
        Roger T. Wickers*            $  28,100                  $  28,100
        Tod H. Parrott**             $  54,938                  $  54,938
        --------------------------------------------------------------------


  +  The Fund Complex includes the Trust (44 portfolios),
     Metropolitan Series Fund, Inc. (36 portfolios),
     Metropolitan Series Fund II (1 portfolio) and MetLife Investment Funds, Inc. (4 portfolios).

  *  Mr. Wickers resigned in May, 2006.
 **  Mr. Parrot resigned in August, 2006.

         Indemnification of Trustees and Officers

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                  Trustees' and Officers' Share Ownership

         As of December 31, 2006, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

                  Proxy Voting Policies and Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

                  Proxy Voting Records


         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.


                  Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

         In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:



o   Barger & Wholen, LP                                     o   Lipper Inc.
o   Bear Stearns                                            o   Loan X
o   Bloomberg L.P.                                          o   Morningstar Associates, LLC
o    CIBC World Markets                                     o   Morningstar, Inc.
o   Credit Suisse                                           o   RR Donnelley
o   Deloitte & Touche LLP                                   o   Reuters
o   Diversified Information Technologies, Inc.              o   State Street Bank and Trust Company
o   FRI Corporation                                         o   State Street Global Markets
o   Ibbotson Associates, Inc.                               o   Street Software Technology, Inc.
o   Institutional Shareholder Services Inc.                 o   Sullivan & Worcester LLP
o   Interactive Data Corporation                            o   Thompson Financial
o   ITG, Inc.


         The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.


                        INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager

         The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.

         With respect to the Portfolios other than the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.



         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:





 ------------------------------------------------------------------------- -----------------------------------------------------
           Portfolio                                                     Fee
 ------------------------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Met/AIM  Capital Appreciation           .80% of the first $100  million of such  assets  plus 0.75% of such assets over $100  million up to $200  million  plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion





------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                0.88% of first $500 million of such assets plus 0.83% of such assets over
                                        $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income          0.65% of the first $500  million of such  assets  plus 0.55% of such assets over $500  million  up to $1  billion  plus  0.50% of such  assets  over $1 billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock              0.70%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                    0.60%



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BlackRock  Large-Cap  Core              0.625% of first $250 million of such assets plus
                                        0.60% of such assets over $250  million up to $500  million  plus 0.575% of such  assets over $500  million up to $1 billion  plus 0.55% on such assets over $1 billion up to $2 billion  plus 0.50% of such assets over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Dreman  Small-Cap  Value                0.825% of first $50  million of such  assets plus
                                        0.800% of such assets over $50  million up to $100  million  plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500  million  up to $1 billion  plus  0.725% on such  assets  over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value             0.75% of first $200 million of such assets plus
                                        0.70% of such assets over $200 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Harris  Oakmark  International          0.85% of first $100  million of such assets
                                        plus 0.80% of such assets over $100  million up to $1 billion plus 0.75% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Janus  Forty                            0.65% on first $1 billion of such  assets  plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lazard  Mid-Cap                         0.70% of first $500  million of such assets plus 0.675% of such  assets over $500  million up to $1 billion  plus 0.60% of such assets over  $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners  Aggressive         0.65% of first $500 million of such assets plus 0.60% of such assets  over $500
  Growth                                million up to $1 billion  plus 0.55% of such  assets  over $1 billion up to
                                        $2 billion  plus 0.50% of such assets over$2 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Legg Mason Partners Managed Assets     0.50%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                 0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Loomis  Sayles  Global  Markets         0.70% of first $500 million of such assets
                                        plus 0.65% of such assets over $500  million up to $1 billion plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Lord  Abbett  Bond  Debenture           0.60% of first $250  million of such  assets plus
                                        0.55% of such assets over $250 million up to $500 million plus 0.50%
                                        of such assets over $500 million  up  to  $1   billion   plus
                                        0.45%  of  such   assets   over  $1   billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


Lord Abbett  Growth and Income          0.60% of first $600  million of such assets
                                        plus 0.55% of such assets over $600  million up to $1.1  billion plus 0.50%
                                        of such  assets  over $1.1  billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett  Mid-Cap  Value             0.70% of first $200 million of such assets plus
                                        0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R)  Emerging  Markets Equity        1.05% of first $250 million of such assets plus 1.00% of such assets over $250  million up to $500  million plus 0.85%
                                        of such assets over $500 million up to $1 billion plus 0.75%
                                        of such assets over $1 billion

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

MFS(R) Research International          0.80% of first $200  million of such  assets plus 0.75% of such assets over
                                       $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R)  Value                         0.725% of first $250  million of such  assets plus 0.675% of such  assets  over $250  million up to $1.25  billion  plus  0.600% of such assets  over $1.25  billion up to $1.5  billion  plus 0.500% of such assets over $1.5 billion

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Neuberger  Berman  Real Estate        0.70% of first $200  million of such assets
                                      plus 0.65% of such assets over $200  million up to $750  million plus 0.55%
                                      of such assets over $750 million

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation      0.65% of first $150 million of such assets
                                      plus 0.625% of such assets over $150  million up to $300 million plus 0.60% of such  assets  over $300  million up to $500  million plus 0.55% of such assets over $500 million up to $700 million plus 0.525% of such assets over $700 million up to $900 million plus 0.50% of such assets over $900 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PIMCO Inflation Protected Bond        0.50% of the first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                    0.50%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Pioneer  Fund                        0.750% of first $250  million of such  assets plus 0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500  million  up to $1 billion  plus  0.650% of such  assets  over $1 billion  up to $2  billion  plus  0.600%  of such  assets  over $2  billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income             0.75% of first $75 million of such assets plus 0.70% of such assets over $75 million up to $150 million plus 0.65% of such assets over $150 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RCM Technology                       0.88% of first $500 million of such assets plus 0.85% of such assets over
                                     $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Rainier Large Cap Equity             0.70% of first $150 million of such assets, plus 0.675% of such assets over
                                     $150 million up to $300 million, plus 0.65% of such assets over $300 million up to $1 billion, plus 0.60% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------0----------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth        0.75%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Third  Avenue Small Cap Value       0.75% of first $1 billion of such assets plus
                                    0.70% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Turner Mid-Cap Growth               0.80% of first $300 million of such assets plus 0.70%
                                    of such assets over $300 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Van Kampen  Comstock               0.65% of first $500 million of such assets plus 0.60%
                                    of such  assets  over $500  million  up to $1 billion  plus
                                    0.525% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Van Kampen  Mid-Cap  Growth         0.70% of first $200 million of such assets plus
                                    0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

 MetLife Aggressive Strategy        0.10% of first $500 million of such assets plus 0.075%
                                    of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife  Balanced  Strategy        0.10% of first $500 million of such assets plus
                                    0.075% of such assets over $500 million up to $1 billion
                                    plus 0.05% of such asets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife Defensive  Strategy        0.10% of first $500 million of such assets plus
                                    0.075% of such assets over $500 million up to $1 billion
                                    plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife  Growth  Strategy          0.10% of first $500  million of such assets plus
                                    0.075% of such assets over $500 million up to $1 billion
                                    plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife  Moderate  Strategy       0.10% of first $500 million of such assets plus
                                   0.075% of such assets over $500 million up to $1 billion
                                   plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Strategic  Conservative  Growth   0.15% of first $250 million of such assets plus
                                   0.125% of such assets over $250  million up to $500 million plus 0.10%
                                   of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


 Strategic  Growth                 0.15% of first $250 million of such assets plus 0.125% of
                                   such assets over $250  million up to $500 million plus 0.10%
                                   of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Strategic Growth and Income        0.15% of first $250 million of such assets plus 0.125%
                                   of such assets over $250  million up to $500  million  plus 0.10% of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------



         See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004 or October 31, 2006, October 31, 2005 or October 31, 2004, as noted.



------------------------------------------------------------------------------------------------------------------------------
                                                                                       12/31/06
                                   Investment Management    Investment Management     Other Expenses           Deferred Expense
                                        Fee Paid                Fee Waived              Reimbursed               Reimbursement
        Portfolio
        --------                    -----------------       ------------------        ------------             ----------------

Met/AIM Small Cap Growth                $5,208,050              $---                    $---                      $---

Batterymarch Growth and                 2,057,034            225,909                    ---                        ---
   Income

Batterymarch Mid-Cap Stock              1,320,129              1,833                    ---                        ---

BlackRock High Yield (1)                  488,192             24,994                    ---                        ---

BlackRock Large-Cap Core (2)            1,014,593             82,236                    ---                        ---

Dreman Small-Cap Value                    297,691            108,951                    ---                        ---
Goldman Sachs Mid-Cap Value             3,106,141                ---                    ---                        876
Harris Oakmark International           13,191,319                ---                    ---                        ---
Janus Forty(3)                          6,710,661                ---                    ---                        ---

Lazard Mid-Cap (4)                      3,031,355                ---                    ---                        ---

Legg Mason Partners                     5,333,277                ---                    ---                        ---
   Aggressive Growth (5)

Legg Mason Partners Managed             1,348,879                ---                    ---                        ---
   Assets

Legg Mason Value Equity                 4,005,093             54,098                    ---                   101,700
Loomis Sayles Global Markets            2,059,460                ---                    ---                       ---
Lord Abbett Bond Debenture              8,565,789                ---                    ---                       ---

Lord Abbett Growth and                 17,136,570                 ---                   ---                       ---
   Income

Lord Abbett Mid-Cap Value               2,389,129                ---                    ---                       ---
   Portfolio

MFS(R) Emerging Markets                  2,022,193           375,934                    ---                       ---
   Equity

MFS(R) Research International            8,460,330                ---                   ---                       ---
MFS(R) Value                               631,278            14,252                    ---                       ---
Neuberger Berman Real Estate             6,057,682                ---                   ---                       ---

Oppenheimer Capital                      6,068,516                ---                   ---                       ---
   Appreciation

PIMCO Inflation Protected                5,654,987                ---                   ---                       ---
   Bond

PIMCO Total Return                      12,360,372                 ---                  ---                       ---

Pioneer Fund                               320,224            56,750                    ---                       ---

RCM Technology (6)                       2,334,468                ---                   ---                   108,060
T. Rowe Price Mid-Cap Growth             5,928,302                ---                   ---                       ---

Third Avenue Small Cap Value             8,709,531                ---                   ---                       ---

Turner Mid-Cap Growth                    2,255,859                ---                   ---                       ---

Van Kampen Comstock                      6,849,608                ---                   ---                       ---

Van Kampen Mid-Cap                        483,646            127,383                    ---                       ---
   Growth (7)
MetLife Aggressive Strategy               701,061             98,965                    ---                       ---
MetLife Balanced Strategy               3,127,701            166,290                    ---                  246,817
MetLife Defensive Strategy                454,077            170,658                    ---                       ---
MetLife Growth Strategy                 3,009,601             98,229                    ---                  178,334
MetLife Moderate Strategy               1,099,558                ---                    ---                   78,534
Strategic Conservative Growth              11,819             11,819                   24,846                     ---
Strategic Growth                            6,329              6,329                   30,336                     ---
Strategic Growth and Income                 9,280              9,280                   27,385                     ---

                                                                                10/31/06
Met/AIM Capital Appreciation (8)       $1,760,214              $---                    $---                      $---
Pioneer Strategic Income (9)            1,565,645               ---                     ---                       ---
-----------------------------------------------------------------------------------------------------------------------------------


(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Janus Capital Appreciation.

(4) Formerly Met/AIM Mid Cap Core Equity.

(5) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(6) Formerly RCM Global Technology.

(7) Formerly Lord Abbett Growth Opportunities.

(8) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $251,836, $0, $0, $0, respectively.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $288,983, $0, $0, $0, respectively.




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               12/31/05
                                      Investment Management    Investment Management     Other Expenses        Deferred Expense
                                         Fee Paid                Fee Waived              Reimbursed              Reimbursement
                       Portfolio
                       ---------       ------------            -----------------         ----------       ---------------

Met/AIM Small-Cap Growth                   $4,065,172          $---                    $---                     $186,470
Batterymarch Mid-Cap Stock                  1,383,571
BlackRock High Yield (1)                      555,974           ---                     ---                       ---
BlackRock Large-Cap Core                      980,510           ---                     ---                       ---
   Portfolio(2)
Dreman Small-Cap Value                         22,380           22,380                 51,727                     ---
Goldman Sachs Mid-Cap                       2,377,124           ---                     ---                       ---
   Value
Harris Oakmark International                8,535,923           ---                     ---                       ---
Janus Forty(3)                              7,347,893           ---                     ---                       ---
Lazard Mid-Cap(4)                           2,171,692           ---                     ---                       ---
Legg Mason Partners                         4,470,882           ---                     ---                      55,811
   Aggressive Growth(5)
Legg Mason Partners Managed                 1,412,933           ---                     ---
   Assets
Legg Mason Value Equity(6)                      5,322            5,322                 42,358             ---
Lord Abbett Bond Debenture                  7,382,524           ---                     ---                       ---
Lord Abbett Growth and                     15,579,274           ---                     ---                       ---
   Income
Lord Abbett Mid-Cap Value                   2,176,402           ---                     ---                       ---
MFS(R) Research International                 6,477,000         ---                     ---                    465,232
MFS(R) Value                                    465,377         6,348                   ---                     ---
Neuberger Berman Real Estate                2,760,936           ---                     ---                       ---

Oppenheimer Capital                         5,967,811           ---                     ---                     527,389
   Appreciation
PIMCO Inflation Protected                   4,472,486           ---                     ---                       ---
   Bond
PIMCO Total Return                          9,764,321           ---                     ---                     232,938
Pioneer Fund                                  283,477           ---                     ---                       ---
RCM Technology(7)                           1,874,614             973                   ---                    296,190
T. Rowe Price Mid-Cap Growth                4,367,844           ---                     ---                      2,646
Third Avenue Small Cap Value                5,688,594           ---                     ---                       ---
Turner Mid-Cap Growth                       1,478,543           ---                     ---                       ---
Van Kampen Comstock (8)                     3,209,721           ---                     ---                       ---
Van Kampen Mid-Cap                            424,159          33,406                   ---                       ---
   Growth(9)
MetLife Aggressive Strategy                   510,587         122,410                   ---                       ---
MetLife Balanced Strategy                   1,366,679          47,538                   ---                       ---
MetLife Defensive Strategy                    274,780         130,573                   ---                       ---
MetLife Growth Strategy                     1,264,098          47,117                   ---                       ---
MetLife Moderate Strategy                     822,266          45,545                   ---                       ---

                                                                10/31/05
Met/AIM Capital Appreciation                 $1,932,760           $---                  $---                      $---
Pioneer Strategic Income                      1,076,933           ---                    ---                       ---
-----------------------------------------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Janus Capital Appreciation.

(4) Formerly Met/AIM Mid Cap Core Equity.

(5) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(6) For the period from 11/1/05 through 12/31/05

(7) Formerly RCM Global Technology.

(8) For the period from 5/1/05 through 12/31/05

(9) Formerly Lord Abbett Growth Opportunities.


                                                                                            12/31/04
                             Investment Management    Investment Management      Other Expenses         Deferred Expense
       Portfolio                   Fee Paid                Fee Waived              Reimbursed             Reimbursement
        --------                  --------                ----------              ----------             -------------


Met/AIM Small Cap              $3,190,382                  $---                    $---                      $197,306
   Growth
Batterymarch Mid-Cap            1,237,113                   ---                     ---                         ---
   Stock
BlackRock High Yield(1)          520,768                    ---                     ---                         ---
BlackRock Large-Cap Core         920,627                    ---                     ---                         ---
   Portfolio(2)
Goldman Sachs Mid-Cap            677,715                    876                     ---                         ---
   Value (3)
Harris Oakmark                  4,799,579                   ---                     ---                       70,893
   International
Janus Forty(4)                  7,035,493                   ---                     ---                         ---
Lazard Mid-Cap(5)               1,976,021                   ---                     ---                       122,843
Legg Mason Partners             3,367,260                   ---                     ---                       286,247
   Aggressive Growth(6)
Legg Mason Partners             1,444,024                   ---                     ---                         ---
   Managed Assets
Lord Abbett Bond                6,799,252                   ---                     ---                         ---
   Debenture
Lord Abbett Growth and         13,624,840                   ---                     ---                       415,534
   Income
Lord Abbett Mid-Cap Value       1,658,919                   ---                     ---                         ---
MFS(R) Research                   3,514,055                   ---                     ---                       617,855
   International
MFS(R) Value                       293,439                  55,171                    ---                         ---
Neuberger Berman Real            795,451                    ---                     ---                         ---
   Estate (3)
Oppenheimer Capital             4,327,515                   ---                     ---                       239,658
   Appreciation
PIMCO Inflation Protected       3,079,040                   ---                     ---                         ---
   Bond
PIMCO Total Return              6,936,055                   ---                     ---                         ---
Pioneer Fund Portfolio           217,848                    ---                     ---                         ---
RCM Technology(7)               1,570,194                   ---                     ---                         ---
T. Rowe Price Mid-Cap           3,146,034                   ---                     ---                       352,377
   Growth
Third Avenue Small Cap          3,556,948                   ---                     ---                         ---
   Value
Turner Mid-Cap Growth (3)        596,531                    ---                     ---                         ---
Van Kampen Mid-Cap               396,571                  29,475                    ---                         ---
   Growth(8)
MetLife Aggressive               19,094                   19,094                  13,894                        ---
   Strategy(9)
MetLife Balanced                 97,618                   32,988                    ---                         ---
   Strategy(9)
MetLife Defensive                 8,957                    8,957                  24,031                        ---
   Strategy(9)
MetLife Growth Strategy(9)       86,163                   32,988                    ---                         ---
MetLife Moderate                 31,850                   31,850                   1,138                        ---
   Strategy(9)
                                                                      10/31/04
Met/AIM Capital Appreciation      $1,666,629               $---                    $---                        $---
Pioneer Strategic Income         739,126                    ---                     ---                         ---
----------------------------------------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) For the period from 5/1/04 through 12/31/04.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) Formerly RCM Global Technology.

(8) Formerly Lord Abbett Growth Opportunities.

(9) For the period from 11/4/04 through 12/31/04.



         The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid-Cap Portfolio). Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid-Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large-Cap Core Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.



         Following are the Advisers to the Portfolios.

      ------------------------------------------------------------------------- ----------------------------------------------------
                                     Portfolio                                                               Adviser(s)
      ------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Met/AIM Capital Appreciation                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
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Met/AIM Small Cap Growth                                                      A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                                                Batterymarch Financial Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock                                                    Batterymarch Financial Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                                          BlackRock Financial Management, Inc.
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------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core                                                      BlackRock Advisors, LLC
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------------------------------------------------------------------------------------------------------------------------------------
Dreman Small-Cap Value                                                        Dreman Value Management LLC
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Goldman Sachs Mid-Cap Value                                                   Goldman Sachs Asset Management, L.P.
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Harris Oakmark International                                                  Harris Associates L.P.
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Janus Forty                                                                   Janus Capital Management LLC
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Lazard Mid-Cap                                                                Lazard Asset Management LLC
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Legg Mason Partners Aggressive Growth                                         ClearBridge Advisors, LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets                                            Batterymarch Financial Management,
                                                                                 Inc.
                                                                              Western Asset Management Company
                                                                              ClearBridge Advisors, LLC
                                                                              Legg Mason Global Asset Allocation, LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                                       Legg Mason Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                                                  Loomis, Sayles & Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                                    Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                                                 Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                                                     Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                                                  Massachusetts Financial Services
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
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MFS(R) Research International                                                   Massachusetts Financial Services
                                                                                 Company
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MFS(R) Value                                                                    Massachusetts Financial Services
                                                                                 Company
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Neuberger Berman Real Estate                                                  Neuberger Berman Management, Inc.
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Oppenheimer Capital Appreciation                                              OppenheimerFunds, Inc.
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PIMCO Inflation Protected Bond                                                Pacific Investment Management Company
                                                                                 LLC
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PIMCO Total Return                                                            Pacific Investment Management Company
                                                                                 LLC
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Pioneer Fund                                                                  Pioneer Investment Management, Inc.
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Pioneer Strategic Income                                                      Pioneer Investment Management, Inc.
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RCM Technology                                                                RCM Capital Management LLC
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Rainier Large Cap Equity                                                      Rainier Investment Management, Inc.

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T. Rowe Price Mid-Cap Growth T. Rowe Price Associates, Inc.
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Third Avenue Small Cap Value                                                  Third Avenue Management LLC
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Turner Mid-Cap Growth                                                         Turner Investment Partners, Inc.
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Van Kampen Comstock                                                           Morgan Stanley Investment Management
                                                                                 Inc., d/b/a Van Kampen
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Van Kampen Mid-Cap Growth                                                     Morgan Stanley Investment Management
                                                                                 Inc., d/b/a Van Kampen
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Strategic Conservative Growth                                                 Gallatin Asset Management, Inc.
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Strategic Growth                                                              Gallatin Asset Management, Inc.
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Strategic Growth and Income                                                   Gallatin Asset Management, Inc.
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         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the
Manager for the fiscal years ended December 31, 2006, December 31, 2005 and
December 31, 2004 or October 31, 2006, October 31, 2005 and October 31, 2004, as
noted.
------------------------------------------------------------ ----------------------- ---------------------- ------------------------
                         Portfolio                                  12/31/06               12/31/05                  12/31/04
                         ---------                                  --------               --------                  --------

Met/AIM Small Cap Growth                                        $3,576,194             $2,834,581                $2,304,165
Batterymarch Growth and Income                                    949,401                  N/A                      N/A
Batterymarch Mid-Cap Stock                                        660,064                691,796                   618,556
BlackRock High Yield(1)                                           290,428                342,138                   316,717
BlackRock Large-Cap Core (2)                                      458,203                442,811                   425,500
Dreman Small-Cap Value                                            211,455                12,198                      N/A
Goldman Sachs Mid-Cap Value                                      1,830,295              1,413,714                  414,903
Harris Oakmark International                                     8,552,546              5,580,751                 3,224,977
Janus Forty(3)                                                   3,604,800              3,967,827                 4,482,969
Lazard Mid-Cap(4)                                                1,731,383              1,279,000                 1,247,085
Legg Mason Partners Aggressive                                   2,908,325              2,483,363                 2,118,167
   Growth(5)
Legg Mason Partners Managed                                       753,708                796,047                   722,012
   Assets
Legg Mason Value Equity                                          2,428,561                3,422                      N/A
Loomis Sayles Global Markets                                     1,260,814                 N/A                      N/A
Lord Abbett Bond Debenture                                       3,793,129              3,267,233                2,756,543
Lord Abbett Growth and Income                                    8,105,142              7,529,675                6,711,040
Lord Abbett Mid-Cap Value                                        1,508,695              1,377,786                1,059,263
MFS(R) Emerging Markets                                            1,521,475                 N/A                      N/A
MFS(R) Research International                                      5,533,253              4,287,870                2,370,057
MFS(R) Value                                                        303,906                222,190                   144,604
Neuberger Berman Real Estate                                     3,316,989              1,532,812                  452,972
Oppenheimer Capital Appreciation                                 3,475,880              3,374,156                2,525,236
PIMCO Inflation Protected Bond                                   2,827,494              2,236,243                1,539,478
PIMCO Total Return                                               6,180,187              4,882,160                3,468,028
Pioneer Fund                                                      160,112                141,738                   107,093
RCM Technology(6)                                                1,606,312              1,284,865                1,074,363
T. Rowe Price Mid-Cap Growth                                     3,916,356              2,867,713                 2,097,356
Third Avenue Small Cap Value                                     5,529,774              3,663,156                 2,359,964
Turner Mid-Cap Growth                                            1,435,957               949,090                   389,359
Van Kampen Comstock                                              4,000,299              1,899,968                    N/A
Van Kampen Mid-Cap Growth(7)                                      310,915                272,674                   254,938
                                                                 10/31/06               10/31/05                  10/31/04
                                                                 --------               --------                  --------
Met/AIM Capital Appreciation (8)                                 $824,884                $905,981                 $781,061
Pioneer Strategic Income (9)                                      751,048                502,569                    N/A
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----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Janus Capital Appreciation.

(4) Formerly Met/AIM Mid Cap Core Equity.

(5) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(6) Formerly RCM Global Technology.

(7) Formerly Lord Abbett Growth Opportunities.

(8) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $117,689.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $141,412.


         Portfolio Management

         Appendix C to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

                  The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2007 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2006, December 31, 2005 and December 31, 2004, an aggregate of $3,424,737, $2,105,465 and $2,180,402, respectively, was paid to the Administrator.

         Effective May 1, 2006, the Met/AIM Capital Appreciation, Batterymarch Mid-Cap Stock, BlackRock High Yield, MFS(R) Value, Pioneer Fund, Pioneer Strategic Income, Dreman Small-Cap Value, Janus Forty, BlackRock Large-Cap Core and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios paid administration fees in 2005 in the aggregate amount of $1,114,719 and $336,527 for the period January 1, 2006 through April 30, 2006.

     The Distributor

         The Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2006:*

      -------------------------------------------------------------------------
         Portfolio                   Total Distribution Fee Paid to Distributor
Met/AIM Small Cap Growth                                     $781,777

Goldman Sachs Mid-Cap Value                                   413,133

Harris Oakmark International                                 1,999,994

Lazard Mid-Cap(1)                                             552,513

Legg Mason Partners Aggressive                                678,806
   Growth(2)

Legg Mason Value Equity                                       198,518

Loomis Sayles Global Markets                                   8,117
Lord Abbett Bond Debenture                                   1,881,850

Lord Abbett Growth and Income                                3,530,736

Lord Abbett Mid-Cap Value                                     625,805

MFS(R) Emerging Markets                                         13,392

MFS(R) Research International                                  1,373,659

Neuberger Berman Real Estate                                 1,273,836

Oppenheimer Capital Appreciation                             1,301,902

PIMCO Inflation Protected Bond                                944,617

PIMCO Total Return                                           3,168,624

RCM Technology(3)                                             249,586

T. Rowe Price Mid-Cap Growth                                 1,171,962

Third Avenue Small Cap Value                                 1,242,798

Turner Mid-Cap Growth                                         166,102

Van Kampen Comstock                                           268,498

Van Kampen Mid-Cap Growth(4)                                  122,241

MetLife Aggressive Strategy                                  1,919,830

MetLife Balanced Strategy                                   10,719,466

MetLife Defensive Strategy                                   1,140,801

MetLife Growth Strategy                                     10,656,992

MetLife Moderate Strategy                                    3,538,155

Strategic Conservative Growth                                 19,698

Strategic Growth                                              10,549

Strategic Growth and Income                                   15,467

-------------------------------------------------------------------------------


         *The Trust currently does not offer Class C shares.

         (1) Formerly Met/AIM Mid Cap Core Equity.

         (2) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

         (3) Formerly RCM Global Technology.

         (4) Formerly Lord Abbett Growth Opportunities.

         The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

     Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.

     Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

     Transfer Agent

         Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.



     Legal Matters

         Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

     Independent Registered Public Accounting Firm

         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston Massachusetts, serves as the Trust's independent auditors.

                             REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                               FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

         Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid-Cap Core Equity Portfolio changed its name to Lazard Mid-Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid-Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio and effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large-Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated forty-seven series, forty-three of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not being offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio except for Batterymarch Growth and Income, Batterymarch Mid-Cap Stock, Dreman Small Cap Value, Legg Mason Partners Managed Assets, MFS(R) Value, Pioneer Fund, Pioneer Strategy Income and BlackRock High Yield Portfolios each of which currently offers only Class A shares and Met/AIM Capital Appreciation Portfolio which currently offers only Class A and Class E shares. Currently, Class E shares are also offered by Met/AIM Small Cap Growth, BlackRock Large-Cap Core, Harris Oakmark International, Lazard Mid-Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value, Lord Abbett Bond Debenture, MFS(R) Research International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Technology and T. Row Price Mid-Cap Growth Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         Class A, Class B and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut (collectively, "MetLife"). As of December 31, 2006, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2006, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                FINANCIAL STATEMENTS

         The financial statements of the Met/AIM Capital Appreciation, Met/AIM Small-Cap Growth, Batterymarch Growth and Income, Batterymarch Mid-Cap Stock, BlackRock High Yield (formerly Federated High Yield), BlackRock Large Cap Core Portfolio (formerly Mercury Large-Cap Core), Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Harris Oakmark International, Janus Capital Appreciation (now known as Janus Forty), Lazard Mid-Cap (formerly Met/Aim Mid Cap Core Equity), Legg Mason Partners Aggressive Growth (formerly Legg Mason Aggressive Growth and Janus Aggressive Growth), Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Global Technology (now known as RCM Technology), Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income, T. Rowe Price Mid-Cap Growth, Third Avenue Small-Cap Value, Turner Mid-Cap Growth, Van Kampen Comstock and Van Kampen Mid-Cap Growth (formerly Lord Abbett Growth Opportunities) Portfolios for the year ended December 31, 2006 (for the period ended December 31, 2006 in the case of Met/AIM Capital Appreciation and Pioneer Strategic Income Portfolios), including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio for the fiscal year ended October 31, 2006, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.


                                                           APPENDIX A


                                Securities Ratings

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                   APPENDIX B

                          PROXY POLICIES AND PROCEDURES

                          AIM CAPITAL MANAGEMENT, INC.

                          (As Amended October 1, 2005)

A. PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

..    Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

..    Attend less than 75 percent of the board and committee meetings without a valid excuse;

..    It is not clear that the director will be able to fulfill his function;

..    Implement or renew a dead-hand or modified dead-hand poison pill;

..    Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

..    Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

..    Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

..    Long-term financial performance of the target company relative to its industry; o Management's track record;

..    Portfolio manager's assessment;

..    Qualifications of director nominees (both slates);

..    Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

..    Background to the proxy contest.

II. Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

..    It is not clear that the auditors will be able to fulfill their function;

..    There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

..    The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

..    We will generally vote against equity-based plans where the total dilution
     (including all equity-based plans) is excessive.

..    We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

..    We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

..    We will vote for proposals to reprice options if there is a value-for-value
     (rather than a share-for-share) exchange.

..    We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

..    We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

..    We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

..    We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

..    We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

..    We will generally abstain from shareholder social and environmental proposals.

..    We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

..    We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

..    We will generally vote for proposals to lower barriers to shareholder action.

..    We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

..    We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

..    We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

..    We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. BUSINESS/DISASTER RECOVERY

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. RESTRICTIONS AFFECTING VOTING

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. CONFLICTS OF INTEREST

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. FUND OF FUNDS

When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. CONFLICT IN THESE POLICIES

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either
(a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc. Attention: Compliance Department 200 Clarendon Street, 49th Floor
Boston, Massachusetts 02116
USA

By telephone

(617) 266-8300

                             BLACKROCK ADVISORS, LLC
                      BLACKROCK FINANCIAL MANAGEMENT, INC.

BlackRock's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BlackRock concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BlackRock determines other mitigating circumstances are present.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BlackRock will consider the facts it believes are relevant. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Funds. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock director may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and votes or advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

ROUTINE MATTERS. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

SOCIAL ISSUES. BlackRock will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

FINANCIAL/CORPORATE ISSUES. BlackRock will generally vote in favor of management proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

SHAREHOLDER RIGHTS. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

               CONCERNING CLEARBRIDGE ADVISORS (1) (CLEARBRIDGE)
                      PROXY VOTING POLICIES AND PROCEDURES

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may

----------
(1) ClearBridge Advisors comprises ClearBridge Advisors, LLC (formerly CAM North America, LLC), ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the name of Smith Barney Fund Management LLC and its affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I. POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

(a) All proxies received by Dreman Value Management LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The persont that receives the proxy will:

(1) Keep a record of each proxy received

(2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

(3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

(4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

(1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

(2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

(2) Whether the proposal acts to entrench existing management; and

(3) Whether the proposal fairly compensates management for past and future performance.

Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV. Conflicts of Interest

(1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

(2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V. DISCLOSURE

(a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

(1) Copies of these proxy voting policies and procedures and any amendments thereto.

(2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

(3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

(4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

(5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                                    GALLATIN

                          Proxy Policies and Procedures

THE GALLATIN PROXY COMMITTEE

The Gallatin Allocation Advisors Investment Committee has established a proxy committee, the Gallatin Proxy Committee, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in what we believe to be the best interests of the client and the value of the investment. The Gallatin Proxy Committee consists of members of the Gallatin Allocation Advisors Investment Committee as well as members of Gallatin Asset Management. In addition to the Gallatin Allocation Advisors Investment Committee's knowledge of the companies it holds in its portfolios, the Gallatin Proxy Committee may rely upon independent research provided by third parties in fulfilling its responsibilities.

HOW THE GALLATIN PROXY COMMITTEE VOTES PROXIES FIDUCIARY CONSIDERATIONS

To assist in analyzing proxies, the Gallatin Proxy Committee may engage the services of an unaffiliated third party corporate governance research service to act as agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research and record keeping services. Although recommendations from outside proxy services may be reviewed and considered in making a final voting decision, the Gallatin Proxy Committee does not consider these recommendations to be determinative of its ultimate decision.

The Gallatin Proxy Committee is responsible for making the final voting decision based on its review of the agenda, analysis and recommendations from outside proxy voting services, the Gallatin Proxy Committee members' knowledge of the exchange traded fund, closed-end fund, open-end mutual fund, or other company, and any other information readily available. For each shareholder meeting, the Proxy Administrator must obtain voting instructions from the Gallatin Proxy Committee prior to submitting the vote to our voting agent.

As a matter of policy, the members of the Gallatin Proxy Committee will not be influenced by outside sources whose interests' conflict with the interests of its clients. In cases where the voting recommendation differs from the policy guidelines and the recommendation of the outside proxy voting service, the Gallatin Proxy Committee will review the recommendation and attest that there are no known conflicts of interest that influenced the voting decision.

CONFLICTS OF INTEREST

The Gallatin Proxy Committee may occasionally be subject to conflicts of interests in voting proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, A.G. Edwards & Sons, Inc. may provide custody, investment management, brokerage, investment banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Additionally, key personnel of

A.G. Edwards & Sons, Inc. may have business or personal relationships with other proponents of proxy proposals, corporate directors or candidates for directorships.

In those instances where the Gallatin Proxy Committee wishes to deviate from the recommendation its selected third party proxy voting service, it will conduct further due diligence and vote the proxies in what it believes to be the best interest of its clients. In such instances where the recommendation of a third party provider of proxy services is not followed, the Gallatin Proxy Committee will take reasonable steps to identify possible conflicts of interest that could affect its voting independence. These steps shall include the following:

IDENTIFYING CONFLICTS FROM BUSINESS RELATIONSHIPS

     . Determine whether any companies involved in the proxy or their top officers as identified in their Annual Report with the SEC hold brokerage or advisory accounts with A.G. Edwards & Sons, Inc.;

     . Determine whether any of the companies involved in the proxy conduct investment banking business with A.G. Edwards & Sons, Inc.;

     . Determine if any of the companies involved in the proxy are a large supplier of goods or services with A.G. Edwards & Sons, Inc.

IDENTIFYING CONFLICTS FROM PERSONAL OR FAMILY RELATIONSHIPS WITH KEY AGE
OFFICERS

In order to identify conflicts that may arise from personal or family relationships with key A.G. Edwards & Sons, Inc. personnel; the Proxy Administrator shall deliver to each key person a memorandum requesting that the key person give notice if they have any of the following relationships that could create a conflict:

     . Is the key person or any close relative of the key person (spouse, sibling, parent, child, or any other relative who resides with the key person) an executive, director, or a candidate to be a director of any company involved in the proxy or otherwise a participant in the proxy?

     . Does the key person have a known personal or business relationship with anyone in one of these categories?

     . Is the key person presently aware of any conflict of interest that may arise between any company or person involved in the proxy and A.G. Edwards & Sons, Inc. or one of its clients?

     . Has the key person been contacted by any party (internally within A.G. Edwards & Sons, Inc. or externally) seeking to influence A.G. Edwards & Sons' voting of proxies?

Key Persons shall include Division Directors of A.G. Edwards & Sons, Inc., key officers of Gallatin Asset Management (as identified in Form ADV), the Gallatin Allocation Advisors Investment Committee and the Gallatin Proxy Committee, and the Proxy Administrator.

Should any conflicts from business relationships be identified or if any Key Person answers any of the above questions in the affirmative, the Key Person shall notify the Proxy Administrator of the possible conflict. Where such possible conflicts are identified, the matter will be referred to the Gallatin Proxy Committee. After review, if the Gallatin Proxy Committee perceives the conflict as material, the Gallatin Proxy Committee will either defer to the voting recommendation of its independent third party provider of proxy services or send the proxy directly to the relevant advisory clients for a voting decision.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors the Gallatin Allocation Advisors Investment Committee considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of company's management on any issue is a factor that it considers in determining how proxies should be voted. However, the Gallatin Proxy Committee does not consider recommendations from company's management to be determinative of its ultimate decision.

GENERAL PROXY VOTING GUIDELINES

The Gallatin Proxy Committee has adopted general guidelines for voting proxies as summarized below. A third party proxy voting service may be utilized to vote proxies for the Gallatin Proxy Committee on routine matters in accordance with these established guidelines. These guidelines are reviewed periodically by the Gallatin Proxy Committee and are subject to change.

Although these guidelines are to be generally followed, the Gallatin Proxy Committee reserves the right to deviate from them in rare instances where individual circumstances may dictate to serve the best interest of its clients.

THE GALLATIN PROXY COMMITTEE PROXY VOTING POLICIES AND PRINCIPLES

The Gallatin Proxy Committee's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. The following guidelines reflect what The Gallatin Proxy Committee believes to be good corporate governance and behavior:

GALLATIN PROXY VOTING ADMINISTRATION AND PROCEDURES

The Gallatin Proxy Committee is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Gallatin Asset Management, the Adviser, understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Gallatin Proxy Committee may refrain from processing that vote. Additionally, the Gallatin Proxy Committee may not be given enough time to process the vote. For example, the Gallatin Proxy Committee, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares. Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be received into a database to maintain tracking and control over such materials. ISS serves as the proxy voting record keeper for the Adviser.

2. The Proxy Administrator will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy Administrator, or delegate, will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services. In cases where the analysts' recommendation differs from our policy guidelines and ISS recommendation, the Gallatin Proxy Committee will review the recommendation and the analysts will attest that no conflict of interest exists.

4. The Proxy Administrator is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Administrator may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Gallatin Proxy Committee may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Administrator will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy

     Administrator will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Administrator is responsible for sending a copy of the third party vendor's proxy voting ballot report for each client that has requested a record of votes cast. Written client requests for information will be documented in the Adviser's database. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Administrator sends one copy to the client, retains a copy of the request in the client's file.

8. The Gallatin Proxy Committee is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Gallatin Proxy Committee may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by sending a written request to: Business Manager, Gallatin Asset Management, A.G. Edwards & Sons, Inc., One North Jefferson, St, Louis, MO 63103. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.agedwards.com and may request additional copies by writing to the address above. In addition, the Gallatin Proxy Committee is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

THE GOLDMAN SACHS GROUP, INC.

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment

Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's website at http://www.sec.gov.

                                   APPENDIX B

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.   Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent,

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   Board of Directors

a.   Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b.   Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.   Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d.   Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   Shareholder Rights

a.   Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.   Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.   Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.   Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e.   Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Proxy Contests

a.   Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.   Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.   Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

a.   Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

b.   Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a.   Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

..    Participation

b.   Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value;

..    Offering period is 27 months or less; and

..    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c.   Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

                             Harris Associates L.P.

     PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.   PROXY VOTING POLICY

     Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

     The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

     In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

     Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II.  VOTING GUIDELINES

     The following guidelines are grouped according to the types of proposals generally presented to shareholders.

     Board of Directors Issues

     Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

          1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

          2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

          3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

          4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

          5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

          6. Harris will normally vote in favor of cumulative voting for directors.

     Auditors

     Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

          1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

          2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

          3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

     Equity Based Compensation Plans

     Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

          1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

          2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

          3. Harris will normally vote in favor of proposals to require expensing of options.

          4. Harris will normally vote against proposals to permit repricing of underwater options.

          5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

          6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

          7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

          Corporate Structure and Shareholder Rights

          Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

          1. Harris will normally vote in favor of proposals to increase authorized shares.

          2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

          3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

          4. Harris will normally vote against the issuance of poison pill preferred shares.

          5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

          6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

          Routine Corporate Matters

          Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

          SOCIAL RESPONSIBILITY ISSUES

          Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

III. VOTING SHARES OF FOREIGN ISSUERS

     Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

     In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.  CONFLICTS OF INTEREST

     The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

     Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V.   VOTING PROCEDURES

     The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

     PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

     PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

     PROXY VOTING SERVICE PROVIDER. Harris has engaged an independent proxy voting service provider to assist in voting proxies. This proxy voting service provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

     VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the guidelines, he or she will vote the proposal accordingly and indicate their initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he or she will submit the proposal and his or her recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot by a majority of the Proxy Committee.

     In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of Institutional Shareholder Services, the Firm's proxy service provider.

     In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

     VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a holdings file to the proxy voting service detailing the holdings in the Funds and other client accounts. The proxy voting service is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

     Recordkeeping and Reporting. MUCH OF HARRIS' RECORDKEEPING AND REPORTING IS MAINTAINED ELECTRONICALLY ON THE PROXY VOTING SERVICE PROVIDER'S SYSTEMS. IN THE EVENT THAT RECORDS ARE NOT HELD ELECTRONICALLY WITHIN THE PROXY VOTING SERVICE PROVIDER'S SYSTEM, HARRIS WILL MAINTAIN RECORDS OF PROXY VOTING PROPOSALS RECEIVED, RECORDS OF VOTES CAST ON BEHALF OF CLIENTS, AND ANY DOCUMENTATION MATERIAL TO A PROXY VOTING DECISION AS REQUIRED BY LAW. UPON REQUEST, OR ON AN ANNUAL BASIS FOR ERISA ACCOUNTS, HARRIS WILL PROVIDE CLIENTS WITH THE PROXY VOTING RECORD FOR THAT CLIENT'S ACCOUNT.

     BEGINNING IN AUGUST 2004, ON AN ANNUAL BASIS, HARRIS WILL MAKE AVAILABLE THE VOTING RECORD FOR THE OAKMARK FUNDS FOR THE PREVIOUS ONE-YEAR PERIOD ENDED JUNE 30TH.

JANUS CAPITAL MANAGEMENT

                             PROXY VOTING PROCEDURES

The following represents the procedures for the Registrant with respect to the voting of proxies on behalf of all clients, including mutual funds advised by the Registrant, for which the Registrant has voting responsibility and the keeping of records relating to proxy voting.

General Policy. The Registrant votes proxies in the best interest of if its clients. The Registrant will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Registrant's Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, the Registrant seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. The Registrant recognizes that the exercise of voting rights on securities held by ERISA plans for which the Registrant has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, the Registrant will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed the Registrant as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee") develops the Registrant's positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to the Registrant's portfolio managers for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for the Registrant's portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Registrant's Funds Board of Trustees, or a committee thereof, will review the Registrant's proxy voting process, policies and voting records.

Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. The Registrant has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Registrant upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. The Registrant also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of the Registrant (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Registrant's Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus "Fund of Funds." The Registrant advises certain portfolios or "fund of funds" that invest in other of the Registrant's funds. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. Accordingly, if an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as "echo-voting").

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if the Registrant has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, the Registrant will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, the Registrant will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on the Registrant's website.

The Registrant retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Registrant regarding votes cast in contradiction to the Registrant's guidelines. In addition, any document prepared by the Registrant that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                             PROXY VOTING GUIDELINES

The Registrant's Proxy Voting Guidelines (the "Guidelines") below summarize the Registrant's positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Registrant's Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all the Registrant's clients (including mutual funds) for which the Registrant has voting authority. The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

The Registrant has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides the Registrant with in-depth analysis and recommendations on complex proxy issues. While the Registrant attempts to apply the following Guidelines to proxy proposals, the Registrant reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by the Registrant.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Registrant may not vote in strict adherence to the Guidelines. In addition, the Registrant's portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of the Registrant' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Registrant will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. The Registrant will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where Registrant's funds held a security as of record date, but the Registrant sells its holdings prior to the shareholder meeting, the Registrant will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, the Registrant considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, the Registrant will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

2. After taking into consideration country-specific practices, the Registrant will generally vote in favor of uncontested director candidates, unless they:

.. attend less than 75% of the board and committee meetings without a valid excuse;

.. ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

.. are non-independent directors and sit on the audit, compensation or nominating committees;

.. are non-independent directors and the board does not have an audit, compensation, or nominating committees;

.. are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service)

.. are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

.. serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service).

3. The Registrant will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. The Registrant will generally vote in favor of proposals to increase the minimum number of independent directors.

5. The Registrant believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, The Registrant will generally vote in favor of proposals regarding director indemnification arrangements.

6. The Registrant will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, the Registrant will generally vote against proposals relating to decreasing the size of a board of directors.

8. The Registrant will generally vote against proposals advocating classified or staggered boards of directors.

9. The Registrant will generally vote with management regarding proposals to declassify a board.

10. The Registrant will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

AUDITORS

11. The Registrant will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

12. The Registrant will evaluate proposals relating to contested auditors on a case-by case basis.*

13. The Registrant will generally vote in favor of proposals to appoint internal statutory auditors.

EQUITY BASED COMPENSATION PLANS

Equity based compensation plans are important tools in attracting and retaining desirable employees. The Registrant believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, the Registrant will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

The Registrant will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, the Registrant will generally vote against the plan.

In addition, the Registrant will generally oppose plans that:

.. provide for repricing of underwater options;

.. provide for automatic replenishment ("evergreen") or reload options; and/or

.. create an inconsistent relationship between long term share performance and compensation increases.

OTHER COMPENSATION RELATED PROPOSALS

14. The Registrant will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

15. The Registrant will generally vote in favor of proposals requiring the expensing of options.

16. The Registrant will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. The Registrant will generally oppose proposals regarding the repricing of underwater options.

18. The Registrant will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. The Registrant will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

20. The Registrant will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. The Registrant will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22. The Registrant will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

.. The parachute should be less attractive than an ongoing employment opportunity with the firm;

.. The triggering mechanism should be beyond the control of management; and

.. The amount should not exceed three times base salary plus guaranteed benefits.

23. The Registrant will generally vote in favor of proposals intended to increase longterm stock ownership by executives, officers and directors. These may include: o requiring executive officers and directors to hold a minimum amount of stock in the company; o requiring stock acquired through exercised options to be held for a certain period of time; and o using restricted stock grants instead of options.

OTHER CORPORATE MATTERS

24. The Registrant will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25. The Registrant will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers). 26. The Registrant will generally oppose proposals for different classes of stock with different voting rights.

27. The Registrant will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.*

28. The Registrant will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

29. The Registrant will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, The Registrant will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.

30. The Registrant will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31. The Registrant will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

32. The Registrant will evaluate plans of reorganization on a case-by-case basis.*

33. The Registrant will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34. The Registrant will generally vote in favor of proposals regarding changes in company name.

35. The Registrant will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36. The Registrant will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37. The Registrant will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

38. The Registrant will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39. The Registrant will generally vote in favor of proposals to adopt cumulative voting.

40. The Registrant will generally vote in favor of proposals to require that voting be confidential.

41. The Registrant will generally oppose proposals requesting authorization of political contributions (mainly foreign). 42. The Registrant will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43. The Registrant will vote against proposals to approve "other business" when it appears as voting item.

SHAREHOLDER PROPOSALS

The Registrant is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. The Registrant will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44. The Registrant will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45. For shareholder proposals outside the scope of the Guidelines, the Registrant will solicit additional research and a recommendation from the Proxy Voting Service. The Registrant will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other the Registrant's relationships, business or otherwise.

                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A.   INTRODUCTION
     ------------

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   RESPONSIBILITY TO VOTE PROXIES
     ------------------------------

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.   GENERAL ADMINISTRATION
     ----------------------

     1.   OVERVIEW
          --------

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General

Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

     2.   ROLE OF THIRD PARTIES
          ---------------------

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3.   VOTING PROCESS
          --------------

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   SPECIFIC PROXY ITEMS
     --------------------

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1.   ROUTINE ITEMS
          -------------

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

..    routine election or re-election of Directors;

..    appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

..    issues relating to the timing or conduct of annual meetings; and

..    name changes.

     2.   CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS
          ---------------------------------------------------

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          A.   BOARD OF DIRECTOR AND ITS COMMITTEES
               ------------------------------------

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

..    FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

..    FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

..    ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

..    FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

..    FOR proposals to limit Directors' liability; broaden indemnification of
     Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

..    FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

..    ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

..    AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

..    AGAINST shareholder proposals seeking union or special-interest representation on the Board;

..    AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

..    ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

..    AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

..    AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

          B.   ANTI-TAKEOVER MEASURES
               ----------------------

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

..    AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

..    ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as
     "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

..    AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

..    AGAINST "blank check" preferred stock; and

..    ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

          C.   CONDUCT OF SHAREHOLDER MEETINGS
               -------------------------------

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

..    AGAINST proposals to adjourn meetings;

..    AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

..    FOR proposals providing for confidential voting;

..    AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

..    AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

..    ON A CASE-BY-CASE BASIS on changes to quorum requirements.

     3.   CHANGES TO CAPITAL STRUCTURE
          ----------------------------

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

..    FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

..    FOR stock splits and reverse stock splits;

..    ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

..    ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

..    FOR management proposals to adopt or amend dividend reinvestment plans;

..    AGAINST changes in capital structure designed to be used in poison pill plans; and

..    ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4.   STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES
          ----------------------------------------------------------

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

..    ON A CASE-BY-CASE BASIS regarding all stock option plans;

..    AGAINST restricted stock plans that do not involve any performance criteria;

..    FOR employee stock purchase plans;

..    ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

..    FOR deferred compensation plans;

..    AGAINST proposals to approve executive loans to exercise options;

..    AGAINST proposals to re-price underwater options;

..    ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

..    AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

     5.   MERGERS AND OTHER SIGNIFICANT TRANSACTIONS
          ------------------------------------------

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

     6.   SOCIAL AND POLITICAL ISSUES
          ---------------------------

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E.   VOTING NON-U.S. SECURITIES
     --------------------------

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.   CONFLICTS OF INTEREST
     ---------------------

     1.   OVERVIEW
          --------

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

..    Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

..    Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

..    Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

..    A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2.   GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS
          ---------------------------------------------

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

     PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN

DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

     EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

     3.   MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS
          -------------------------------------------------------------------

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          A.   WHERE APPROVED GUIDELINE IS FOR OR AGAINST
               ------------------------------------------

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

          B.   WHERE APPROVED GUIDELINE IS CASE-BY-CASE
               ----------------------------------------

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify

Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.   REVIEW OF POLICY
     ----------------

     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW
--------

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
----------

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
----------

OVERSIGHT

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

                                COMPLIANCE REVIEW
                                -----------------

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. IDENTIFYING POTENTIAL CONFLICTS. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict IS NOT MATERIAL, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict IS MATERIAL, LMCM will adhere to the following procedures:

A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

                              PROXY OFFICER DUTIES
                              --------------------

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

                           PROXY ADMINISTRATOR DUTIES
                           --------------------------

                            THE PROXY ADMINISTRATOR:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                   SCHEDULE A
                             PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)   Obligations of the Board of Directors

2)   Compensation of management and the Board of Directors

3)   Take-over protections

4)   Shareholders' rights

PROXY ISSUE                                                       LMCM GUIDELINE
-----------                                                       --------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated        For
directors, independent of management

NOMINATING PROCESS: independent nominating committee              For
seeking qualified candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must        For
be no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                   For

STAGGERED BOARDS                                                  Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/                    Case-by-Case
CHAIRMAN)

COMPENSATION REVIEW PROCESS: compensation committee               For
comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of       For
liability and provide indemnification

AUDIT PROCESS                                                     For

BOARD COMMITTEE STRUCTURE: audit, compensation, and               For
nominating and/or governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal            For
board activities amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                             Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and              For
material cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder         For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                               For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING               For

CEO)

VOTES FOR SPECIFIC DIRECTORS                                      Case-by-Case

- CONTINUED -

PROXY ISSUE                                                       LMCM GUIDELINE
-----------                                                       --------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                    Case-by-Case

FORM OF VEHICLE: grants of stock options, stock                   Case-by-Case
appreciation rights, phantom shares and restricted
stock

PRICE                                                             Against plans whose underlying
                                                                  securities are to be issued at less than
                                                                  100% of the current market value

RE-PRICING: plans that allow the Board of Directors to            Against
lower the exercise price of options already granted if the
stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than               Case-by-Case
ten years

EXPIRY: "evergreen" stock option plans                            Against

DILUTION:                                                         Case-by-Case - taking into account
                                                                  value creation, commitment to
                                                                  shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested when granted     Against

PERFORMANCE VESTING: link granting of options, or                 For
vesting of options previously granted, to specific
performance targets

CONCENTRATION: authorization to allocate 20% or more              Against
of the available options to any one individual in any
one year

DIRECTOR ELIGIBILITY: stock option plans for directors            Case-by-Case
if terms and conditions are clearly defined and
reasonable

CHANGE IN CONTROL: stock option plans with change in              Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares

CHANGE IN CONTROL: change in control arrangements                 Against
developed during a take-over fight specifically to
entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to                 Against
outside directors in event of a change in control

BOARD DISCRETION: plans to give Board broad                       Against
discretion in setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to                    Against
employees to pay for stock or options

DIRECTOR COMPENSATION: % of directors'                            For
compensation in form of common shares

GOLDEN PARACHUTES                                                 Case-by-Case

EXPENSE STOCK OPTIONS                                             For

SEVERANCE PACKAGES: must receive shareholder                      For
approval

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED                Against
PLANS

RELOAD OPTIONS                                                    Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR                          Against
EMPLOYEES

EMPLOYEE STOCK PURCHASE PLANS                                     Case-by-Case

- CONTINUED -

PROXY ISSUE                                                       LMCM GUIDELINE
-----------                                                       --------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the       Against
equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS                      Case-by-Case
AND OTHER PURCHASE TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up                              Against
arrangements that serve to prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                              Against

PAYMENT OF GREENMAIL                                              Against

"CONTINUING DIRECTOR" OR "DEFERRED                                Against
REDEMPTION" PROVISIONS: provisions that seek to limit the discretion of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for                      Against
re-incorporation is to take advantage of protective statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                    For

REDEMPTION/RATIFICATION OF POISON PILL                            For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                               For

DUAL-CLASS SHARE STRUCTURES                                       Against

LINKED PROPOSALS: with the objective of making                    Against
one element of a proposal more acceptable

BLANK CHECK PREFERRED SHARES: authorization of,                   Against
or an increase in, blank check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS                                Against
TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the                       For
amount requested is necessary for sound business reasons

SHAREHOLDER PROPOSALS                                             Case-by-Case

STAKEHOLDER PROPOSALS                                             Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH                     Against
VOTING RIGHTS TO BE DETERMINED BY THE BOARD
WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability                For
to buy back shares from particular shareholder at higher-than-market prices

PREEMPTIVE RIGHTS                                                 For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP                   For
REQUIRE PRIOR SHAREHOLDER APPROVAL (including
"anti-takeover" measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                       For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                       For

SOCIAL AND ENVIRONMENTAL ISSUES                                   As recommended by Company
                                                                  Management

REIMBURSING PROXY SOLICITATION EXPENSES                           Case-by-Case

                            LOOMIS, SAYLES & COMPANY

                               PROXY VOTING POLICY
                              AND PROCEDURE MANUAL

                                  JUNE 30, 2004

                                     AMENDED
                                 MARCH 31, 2005
                                  MAY 16, 2005
                                 March 31, 2007

CONTENTS

1    GENERAL                                                                   5

     Introduction
     General Guidelines
     Proxy Committee
     Conflicts of Interest
     Recordkeeping and Disclosure

2    PROPOSALS USUALLY VOTED FOR                                              10
     Director Nominees in Uncontested Elections
     Chairman and CEO are the Same Person
     Shareholder Ability to Remove Directors
     Annual Election of Directors
     Shareholder Ability to Alter the Size of the Board
     Independent Audit, Compensation and Nominating Committees
     Ratifying Auditors
     Cumulative Voting
     Majority Voting
     Fair Price Provisions
     White Squire Placements
     Equal Access
     Stock Distributions: Splits and Dividends
     Blank Check Preferred Authorization
     Adjustments to Par Value of Common Stock
     Share Repurchase Programs
     OBRA-Related Compensation Proposals
     Appraisal Rights
     Changing Corporate Name
     Confidential Voting
     Golden and Tin Parachutes

3    PROPOSALS USUALLY VOTED AGAINST                                          13

     Shareholder Ability to Remove Directors
     Staggered Director Elections
     Stock Ownership Requirements
     Term of Office
     Director and Officer Indemnification and Liability Protection Shareholder Ability to Call Special Meetings
     Shareholder Ability to Act by Written Consent
     Unequal Voting Rights
     Supermajority Shareholder Vote Requirements
     Charitable and Political Contributions
     Common Stock Authorization

4    PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE       15
     Compensation Plans
     Stock Option Plans
     Employee Stock Ownership Plans
     401(k) Employee Benefit Plans

5    PROPOSALS REQUIRING SPECIAL CONSIDERATION                                16

     Director Nominees in Contested Elections
     Proxy Contest Defenses
     Reimburse Proxy Solicitation Expenses
     Tender Offer Defenses
     Poison Pills
     Greenmail
     Bundled Proposals
     Shareholder Advisory Committees
     Preemptive Rights
     Debt Restructurings
     Shareholder Proposals to Limit Executive and Director Pay
     State Takeover Statutes
     Reincorporation Proposals
     Mergers and Acquisitions
     Corporate Restructuring
     Spin-offs
     Asset Sales
     Liquidations
     Environment and Social issues
        Energy and Environment
        Northern Ireland
        Military Business
        Maquiladora Standards and International Operations Policies Third World Debt Crisis
        Equal Employment Opportunity and Discrimination
        Animal Rights
        Product Integrity and Marketing
        Human Resource Issues
     Election of Mutual Fund Trustees
     Mutual Fund Investment Advisory Agreement
     Mutual Fund Fundamental Investment Restrictions
     Mutual Fund Distribution Agreements

1. GENERAL

A.   INTRODUCTION.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B.   GENERAL GUIDELINES.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.   PROXY COMMITTEE.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee, include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including

          (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

          (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b. to oversee the proxy voting process, including;

          (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

          (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

          (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

     c. to engage and oversee third-party vendors, including Proxy Voting Services; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.   Standards.

     a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

     b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.   CONFLICTS OF INTEREST.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.   RECORDKEEPING AND DISCLOSURE.

     Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
     (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

     Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

     Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.   PROPOSALS USUALLY VOTED FOR

     Proxies involving the issues set forth below generally will be voted FOR.

     Director Nominees in Uncontested Elections:

     A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

     B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

     Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

     Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

     Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

     Shareholder Ability to Alter the Size of the Board:

     A. Vote for proposals that seek to fix the size of the board.

     B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

     Ratifying Auditors:

     A. Generally vote for proposals to ratify auditors.

     B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

     Cumulative Voting: Vote for proposals to permit cumulative voting.

     Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

     Fair Price Provisions:
     A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

     Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

      Blank Check Preferred Authorization:
     A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
     B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
     C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

     Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
     A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
     B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.
     C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
     D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a case-by-case basis.

     Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Changing Corporate Name: Vote for changing the corporate name.

     Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

     Golden and Tin Parachutes:

     A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

     B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

3.   PROPOSALS USUALLY VOTED AGAINST

     Proxies involving the issues set forth below generally will be voted
     AGAINST.

     Shareholder Ability to Remove Directors:

     A. Vote against proposals that provide that directors may be removed only for cause.

     B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Staggered Director Elections: Vote against proposals to classify or stagger the board.

     Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

     Director and Officer Indemnification and Liability Protection:
     A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
     B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

     Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

     Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

     Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4.   PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

     Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

     Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

     Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
     A. Vote against plans which expressly permit repricing of underwater options.
     B. Vote against proposals to make all stock options performance based.
     C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
     D. Vote for proposals that request expensing of stock options.

     Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

     401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

5.   PROPOSALS REQUIRING SPECIAL CONSIDERATION

     The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

     Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

     Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

     Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

     Poison Pills:
     A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
     B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
     C. Review on a case-by-case basis management proposals to ratify a poison pill.

     Greenmail:
     A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
     B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

     Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

     Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

     Shareholder Proposals to Limit Executive and Director Pay:

     A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

     State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

     Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

     Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
     (iv) is otherwise appropriate for the issuer.

          Energy and Environment: Proposals that request companies to file the CERES Principles.

          Northern Ireland: Proposals pertaining to the MacBride Principles.

          Military Business: Proposals on defense issues.

          Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

          Third World Debt Crisis: Proposals dealing with third world debt.

          Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

          Animal Rights: Proposals that deal with animal rights.

          Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

          Human Resources Issues: Proposals regarding human resources issues.

Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

NOVEMBER 8, 2005
LORD, ABBETT & CO. LLC
PROXY VOTING POLICIES AND PROCEDURES
INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord

Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

 The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company. Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett. For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-bycase basis. Factors that are considered include current composition of the board and keyboard nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:
1) Attending less than 75% of board and committee meetings without a valid excuse.
2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5) Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stockbased incentive packages including shareholder value transfer and voting power dilution. We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:
1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
2) Management's rationale for why the repricing is necessary.
3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

..    Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

..    No dead-hand or no-hand pills.

..    Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

..    Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

September 17, 2003, as revised on September 20, 2004, March 15, 2005 and March 1, 2006

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.   ADMINISTRATIVE PROCEDURES
     -------------------------

     1.   MFS PROXY REVIEW GROUP
          ----------------------

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST
          -------------------------------

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES
          -----------------

          Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES
          -----------------

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts./1/ However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

----------
/1/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          --------------

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS
     -------

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT
     ----------------

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
------------
procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
-----------------------
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process
---------------------------------------------
is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES
     -------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES
     ----------

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i. General.
        --------

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          .    Approval of financial statements, director and auditor reports.

          .    General updating/corrective amendments to the charter.

          . Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

     ii. Election of Directors. In situations where no conflict exists and where
         ---------------------
     no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted IN SUPPORT of nominees of management.

     1. The following proposals generally will be supported:

          . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

     iii. Auditors
          --------

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

     iv.  Anti-Takeover Matters
          ---------------------

     1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          . Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          .    Proposals for share repurchase plans.

          . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          .    Proposals to effect stock splits.

          . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          .    Proposals to create "blank check" preferred stock.

          .    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          . Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          . Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i.   Corporate Transactions

          . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.

     ii.  Compensation

          . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other
          -----

          .    Proposals for higher dividend payouts.

          . Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          . Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          . Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          . Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.  ADMINISTRATION OF POLICY

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.   PROXY VOTING REPORTS

     (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                         NON-SOCIALLY RESPONSIVE CLIENTS

I.   INTRODUCTION AND GENERAL PRINCIPLES
     -----------------------------------

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given a proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II.  RESPONSIBILITY AND OVERSIGHT
     ----------------------------

A. NB has designated a Proxy Committee with the responsibilty for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;

(2) overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. PROXY VOTING GUIDELINES
     -----------------------

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the recommendations contained in the applicable Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations. In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guidelines. In such event, the procedures set forth in Section V, Paragraph B will be followed.

IV.  PROXY VOTING PROCEDURES
     -----------------------

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.   CONFLICTS OF INTEREST
     ---------------------

A. Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

C. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote will present a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

D. Material conflicts cannot be resolved by simply abstaining from voting.

VI.  RECORDKEEPING
     -------------

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request

(2) proxy statements received regarding client securities (which will be satisfied bt relying on EDGAR or Glass Lewis);

(3) a record of each vote cast (which Glass Lewis maintains on NB's behalf);

(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. DISCLOSURE
     ----------

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

Effective February 2007

PROXY COMMITTEE AS OF FEBRUARY 2007
-----------------------------------

Jack Rivkin          Chief Investment Officer
Judith Vale          Portfolio Manager
Maxine Gerson        Legal and Compliance
Vincent Pecoraro     Portfolio Administration

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMERFUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                            (AS OF DECEMBER 5, 2005)

     These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by
OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
   ---------------------------------------------------

     OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI
     ---------
(the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

     Sub-Advised Funds. OFI also serves as an investment sub-adviser for a
     -----------------
number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

     Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as
     -----------------------------------
funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

     The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.   PROXY VOTING COMMITTEE
     ----------------------

     OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

     The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

     The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

     The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.   ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES
     ----------------------------------------------

     1. FIDUCIARY DUTY AND OBJECTIVE
        ----------------------------

     As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

     In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2. PROXY VOTING AGENT
        ------------------

     On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

     In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3. MATERIAL CONFLICTS OF INTEREST
        ------------------------------

     OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

          . OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

          . an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

          . a company that is a significant selling agent of OFI's products and services solicits proxies;

          . OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

          . OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

     OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

          . If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (I.E., case-by-case);

          . If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

          . If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4. CERTAIN FOREIGN SECURITIES
        --------------------------

     Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

     5. SECURITIES LENDING PROGRAMS
        ---------------------------

     The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (I.E., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

     If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)
        --------------------------------------------------------

     Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.   FUND BOARD REPORTS AND RECORDKEEPING
     ------------------------------------

     OFI will prepare periodic reports for submission to the Board describing:

          . any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

          . any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

     In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

     OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

          .    these Policies and Procedures, as amended from time to time;

          . Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

          . Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

          . Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.   AMENDMENTS TO THESE PROCEDURES
     ------------------------------

     In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.   PROXY VOTING GUIDELINES
     -----------------------

     The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                                                      APPENDIX A
                                                                      ----------

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
               ---------------------------------------------------

1. OPERATIONAL ITEMS

     1.1  Amend Quorum Requirements.
          --------------------------

     . Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     1.2  Amend Minor Bylaws.
          -------------------

     . Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

     1.3  Change Company Name.
          --------------------

     .    Vote WITH Management

     1.4  Change Date, Time, or Location of Annual Meeting.
          -------------------------------------------------

     . Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

     . Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     1.5  Transact Other Business.
          -----------------------

     . Vote AGAINST proposals to approve other business when it appears as voting item.

     AUDITORS

     1.6  Ratifying Auditors
          ------------------

     . Vote FOR Proposals to ratify auditors, unless any of the following apply:

          . An auditor has a financial interest in or association with the company, and is therefore not independent.

          .    Fees for non-audit services are excessive.

          . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     . Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

     .    Vote AGAINST shareholder proposals asking for audit firm rotation.

     . Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

     . Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

     2.1  Voting on Director Nominees
          ---------------------------

     . Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

          .    Composition of the board and key board committees

          .    Attendance at board meetings

          .    Corporate governance provisions and takeover activity

          .    Long-term company performance relative to a market index

          .    Directors' investment in the company

          .    Whether the chairman is also serving as CEO

          .    Whether a retired CEO sits on the board

     . WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

          . Attend less than 75% of the board and committee meetings without a valid excuse.

          .    Implement or renew a dead-hand or modified dead-hand poison pill

          . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

          . Failed to act on takeover offers where the majority of the shareholders tendered their shares.

          . Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

          . Are audit committee members; and the non-audit fees paid to the auditor are excessive.

          . Enacted egregious corporate governance policies or failed to replace management as appropriate.

          . Are inside directors or affiliated outside directors; and the full board is less than majority independent.

          . Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

          .    Sit on more than six public company boards.

     . Additionally, the following should result in votes being WITHHELD (except from new nominees):

          . If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

          . If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

     2.2  Board Size
          ----------

     . Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

     . Vote FOR proposals seeking to fix the board size or designate a range for the board size.

     . Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     2.3  Classification/Declassification of the Board
          --------------------------------------------

     .    Vote AGAINST proposals to classify the board.

     . Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     2.4  Cumulative Voting
          -----------------

     .    Vote FOR proposal to eliminate cumulative voting.

     2.5  Require Majority Vote for Approval of Directors
          -----------------------------------------------

     . Vote AGAINST proposal to require majority vote approval for election of directors

     2.6  Director and Officer Indemnification and Liability Protection
          -------------------------------------------------------------

     . Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

     . Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

     . Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

     . Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

          . The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

          .    Only if the director's legal expenses would be covered.

     2.7  Establish/Amend Nominee Qualifications
          --------------------------------------

     . Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

     . Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

     . Vote AGAINST shareholder proposals requiring two candidates per board seat.

     2.8  Filling Vacancies/Removal of Directors.
          ---------------------------------------

     . Vote AGAINST proposals that provide that directors may be removed only for cause.

     . Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     . Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     . Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     2.9  Independent Chairman (Separate Chairman/CEO)
          --------------------------------------------

     . Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

          . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

          .    Two-thirds independent board

          .    All-independent key committees

          .    Established governance guidelines

          . The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

     2.10 Majority of Independent Directors/Establishment of Committees
          -------------------------------------------------------------

     . Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

     . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     2.11 Open Access
          -----------

     . Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

     2.12 Stock Ownership Requirements
          ----------------------------

     . Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

     . Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

     2.13 Age or Term Limits
          ------------------

     . Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0  PROXY CONTESTS

     3.1  Voting for Director Nominees in Contested Elections
          ---------------------------------------------------

     . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

          . Long-term financial performance of the target company relative to its industry

          .    Management's track record

          .    Background to the proxy contest

          .    Qualifications of director nominees (both slates)

          . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

          .    Stock ownership position

     3.2  Reimbursing Proxy Solicitation Expenses
          ---------------------------------------

     . Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

     3.3  Confidential Voting
          -------------------

     . Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

     . If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.
          ------------------------------------------------------------------

     . Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     4.2  Amend Bylaws without Shareholder Consent
          ----------------------------------------

     . Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

     . Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

     4.3  Poison Pills
          ------------

     . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

     . Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     . Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

     . Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

     4.4  Shareholder Ability to Act by Written Consent
          ---------------------------------------------

     . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     . Vote FOR proposals to allow or make easier shareholder action by written consent.

     4.5  Shareholder Ability to Call Special Meetings
          --------------------------------------------

     . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4.6  Establish Shareholder Advisory Committee
          ----------------------------------------

     .    Vote WITH Management

     4.7  Supermajority Vote Requirements
          -------------------------------

     .    Vote AGAINST proposals to require a supermajority shareholder vote.

     .    Vote FOR proposals to lower supermajority vote requirements.

5.0  MERGERS AND CORPORATE RESTRUCTURINGS

     5.1  Appraisal Rights
          ----------------

     . Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

     5.2  Asset Purchases
          ---------------

     . Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

          .    Purchase price

          .    Fairness opinion

          .    Financial and strategic benefits

          .    How the deal was negotiated

          .    Conflicts of interest

          .    Other alternatives for the business

          .    Non-completion risk

     5.3  Asset Sales
          -----------

     . Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

          .    Impact on the balance sheet/working capital

          .    Potential elimination of diseconomies

          .    Anticipated financial and operating benefits

          .    Anticipated use of funds

          .    Value received for the asset

          .    Fairness opinion

          .    How the deal was negotiated

          .    Conflicts of interest

     5.4  Bundled Proposals
          -----------------

     . Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     5.5  Conversion of Securities
          ------------------------

     . Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

     5.6  Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
          ------------------------------------------------------------------
          Plans/Reverse Leveraged Buyouts/Wrap Plans
          ------------------------------------------

     . Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

          .    Dilution to existing shareholders' position

          .    Terms of the offer

          .    Financial issues

          .    Management's efforts to pursue other alternatives

          .    Control issues

          .    Conflicts of interest

     . Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     5.7  Formation of Holding Company
          ----------------------------

     . Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

          .    The reasons for the change

          .    Any financial or tax benefits

          .    Regulatory benefits

          .    Increases in capital structure

          . Changes to the articles of incorporation or bylaws of the company.

     . Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

          . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

          .    Adverse changes in shareholder rights.

     5.8  Going Private Transactions (LBOs and Minority Squeezeouts)
          ----------------------------------------------------------

     . Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

          .    Offer price/premium

          .    Fairness opinion

          .    How the deal was negotiated

          .    Conflicts of interests

          .    Other alternatives/offers considered

          .    Non-completion risk

     5.9  Joint Venture
          -------------

     . Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

          .    Percentage of assets/business contributed

          .    Percentage of ownership

          .    Financial and strategic benefits

          .    Governance structure

          .    Conflicts of interest

          .    Other alternatives

          .    Non-completion risk

     5.10 Liquidations
          ------------

     . Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     . Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

     5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or
          -------------------------------------------------------------------
          Acquisition
          -----------

     . Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

          . Prospects of the combined company, anticipated financial and operating benefits

          .    Offer price (premium or discount)

          .    Fairness opinion

          .    How the deal was negotiated

          .    Changes in corporate governance

          .    Change in the capital structure

          .    Conflicts of interest

     5.12 Private Placements/Warrants/Convertible Debenture
          -------------------------------------------------

     . Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

          .    Dilution to existing shareholders' position

          .    Terms of the offer

          .    Financial issues

          .    Management's efforts to pursue other alternatives

          .    Control issues

          .    Conflicts of interest

     5.13 Spinoffs
          --------

     . Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

          .    Tax and regulatory advantages

          .    Planned use of the sale proceeds

          .    Valuation of spinoff

          .    Fairness opinion

          .    Benefits to the parent company

          .    Conflicts of interest

          .    Managerial incentives

          .    Corporate governance changes

          .    Changes in the capital structure

     5.14 Value Maximization Proposals
          ----------------------------

     . Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

     5.15 Severance Agreements that are Operative in Event of Change in Control
          ---------------------------------------------------------------------

     .    Review CASE-BY-CASE, with consideration give to ISS
          "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

     6.1  Control Share Acquisition Provisions
          ------------------------------------

     . Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     . Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

     .    Vote FOR proposals to restore voting rights to the control shares.

     6.2  Control Share Cashout Provisions
          --------------------------------

     .    Vote FOR proposals to opt out of control share cashout statutes.

     6.3  Disgorgement Provisions
          -----------------------

     .    Vote FOR proposals to opt out of state disgorgement provisions.

     6.4  Fair Price Provisions
          ---------------------

     . Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     . Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     6.5  Freezeout Provisions
          --------------------

     .    Vote FOR proposals to opt out of state freezeout provisions.

     6.6  Greenmail
          ---------

     . Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     . Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     6.7  Reincorporation Proposals
          -------------------------

     . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

     . Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

     6.8  Stakeholder Provisions
          ----------------------

     . Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     6.9  State Anti-takeover Statutes
          ----------------------------

     . Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0        CAPITAL STRUCTURE

     7.1  Adjustments to Par Value of Common Stock
          ----------------------------------------

     .    Vote FOR management proposals to reduce the par value of common stock.

     7.2  Common Stock Authorization
          --------------------------

     . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     7.3  Dual-Class Stock
          ----------------

     . Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     . Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

          . It is intended for financing purposes with minimal or no dilution to current shareholders

          . It is not designed to preserve the voting power of an insider or significant shareholder

     7.4  Issue Stock for Use with Rights Plan
          ------------------------------------

     . Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     7.5  Preemptive Rights
          -----------------

     . Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

     7.6  Preferred Stock
          ---------------

     . Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

     . Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     . Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

     . Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     . Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

     . Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

     7.7  Pledge of Assets for Debt (Generally Foreign Issuers)
          -----------------------------------------------------

     . OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

          In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

     7.8  Recapitalization
          ----------------

     . Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

          .    More simplified capital structure

          .    Enhanced liquidity

          .    Fairness of conversion terms

          .    Impact on voting power and dividends

          .    Reasons for the reclassification

          .    Conflicts of interest

          .    Other alternatives considered

     7.9  Reverse Stock Splits
          --------------------

     . Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

     . Vote FOR management proposals to implement a reverse stock split to avoid delisting.

     . Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

     7.10 Share Purchase Programs
          -----------------------

     . Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     7.11 Stock Distributions: Splits and Dividends
          -----------------------------------------

     . Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     7.12 Tracking Stock
          --------------

     . Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

     8.1  Equity-based Compensation Plans
          -------------------------------

     .    Vote compensation proposals on a CASE-BY-CASE basis.

     . In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     . Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

     8.2  Director Compensation
          ---------------------

          Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     8.3  Bonus for Retiring Director
          ---------------------------

     . Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

     8.4  Cash Bonus Plan
          ---------------

     . Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

     8.5  Stock Plans in Lieu of Cash
          ---------------------------

     . Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

          In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

     . Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
     . Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

     .    Vote FOR plans which do not

     8.6  Director Retirement Plans
          -------------------------

     . Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

     . Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

     8.7  Management Proposals Seeking Approval to Reprice Options
          --------------------------------------------------------

     . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

          .    Historic trading patterns

          .    Rationale for the repricing

          .    Value-for-value exchange

          .    Option vesting

          .    Term of the option

          .    Exercise price

          .    Participation

     8.8  Employee Stock Purchase Plans
          -----------------------------

     . Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     . Votes FOR employee stock purchase plans where ALL of the following apply:

          .    Purchase price is at least 85% of fair market value

          .    Offering period is 27 months or less

          . The number of shares allocated to the plan is 10% or less of the outstanding shares

     . Votes AGAINST employee stock purchase plans where any of the following apply:

          .    Purchase price is at least 85% of fair market value

          .    Offering period is greater than 27 months

          . The number of shares allocated to the plan is more than 10% of the outstanding shares

     8.9  Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
          -------------------------------------------------------------------
          Compensation Proposals)
          ----------------------

     . Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

     . Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

     . Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

     . Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

     8.10 Employee Stock Ownership Plans (ESOPs)
          -------------------------------------

     . Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

     8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder
          -------------------------------------------------------------------
          Vote
          ----

     .    Vote WITH MANAGEMENT

     8.12 401(k) Employee Benefit Plans
          -----------------------------

     .    Vote FOR proposals to implement a 401(k) savings plan for employees.

     8.13 Shareholder Proposals Regarding Executive and Director Pay
          ----------------------------------------------------------

     . Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

     . Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

     . Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

     . Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

     8.14 Performance-Based Stock Options
          -------------------------------

     . Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

          . The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

          . The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

     8.15 Golden Parachutes and Executive Severance Agreements
          ----------------------------------------------------

     . Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     . Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

          . The parachute should be less attractive than an ongoing employment opportunity with the firm

          .    The triggering mechanism should be beyond the control management

          . The amount should not exceed three times base salary plus guaranteed benefits

     8.16 Pension Plan Income Accounting
          ------------------------------

     . Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

     8.17 Supplemental Executive Retirement Plans (SERPs)
          -----------------------------------------------

     . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

     In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                      PIMCO

                     PROXY VOTING POLICY AND PROCEDURES /2/

     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./3/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./4/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./5/

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./6/

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

----------
/2/  Revised as of Feb 14, 2006.

/3/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

/4/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

/5/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

/6/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

GENERAL STATEMENTS OF POLICY

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;/7/
     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
     4. suggesting that the client engage another party to determine how the proxies should be voted;
     5.   delegating the vote to an independent third-party service provider; or
     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy

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/7/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

     2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     BOARD OF DIRECTORS

     1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     TENDER OFFER DEFENSES

     1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     CAPITAL STRUCTURE

     1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     EXECUTIVE AND DIRECTOR COMPENSATION

     1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     STATE OF INCORPORATION

     STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     MERGERS AND RESTRUCTURINGS

     1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     DISTRESSED AND DEFAULTED SECURITIES

     1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     MISCELLANEOUS PROVISIONS

     1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                     Proxy Voting Policies and Procedures of

                       Pioneer Investment Management, Inc.

                            VERSION DATED JULY, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             Proxy Voting Procedures

Proxy Voting Service

          Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

          Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

          From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

          If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

          A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     . Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

          Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

          In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

          "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date). Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

          The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

          The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

          Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

          The members of the Proxy Voting Oversight Group are Pioneer's:
          Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

          The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

          Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

          Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

          All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the

          Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

          Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

          Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

          While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

          We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

          Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

          We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

          We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

     .    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

          On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

          Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

          We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

          We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

          In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

          We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

          Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

          Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

     . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     . Control share cash-out provisions, which require large holders to acquire shares from other holders.

     . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     .    Fair price provisions.

     .    Authorization of shareholder rights plans.

     .    Labor protection provisions.

     .    Mandatory classified boards.

          We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

          We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

          Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

          Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

          We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

     .    Number of shares currently available for issuance;

     . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     .    Proposed use of the additional shares; and

     . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

          We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

          Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     .    Amendments to performance plans to conform with OBRA;

     .    Caps on annual grants or amendments of administrative features;

     .    Adding performance goals; and

     .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

          We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where
               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     . We are generally in favor of proposals that increase participation beyond executives.

     . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     . We generally support proposals asking companies to adopt stock holding periods for their executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

          We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

          Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

          We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

          We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

          Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

          We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

          Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

          Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

          Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

          Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

          We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                       RAINIER INVESTMENT MANAGEMENT, INC.
                            2007 PROXY VOTING POLICY
                              SUMMARY & PROCEDURES

-------------------------------------------------------------------------------

                                  INTRODUCTION

This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.(R) ("RIM") and is intended to be in compliance with 17 CFR 270.30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

                                   PROCEDURES


Procedures used to address any potential conflicts of interest.

RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

        o Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines
        o Issues that ISS itself considers on acase-by-case basis

The extent to which RIM delegates proxy voting authority to or relies on recommendations of a third party.

As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

                  (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

                  (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

                  (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

                  (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

                  (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

                  (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

The extent to which RIM will support or give weight to the views of management of a portfolio company.

We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted.

Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

Disclosure to Clients.

RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

Books and Records Maintained by RIM.

In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

o             RIM's policies and procedures relating to voting proxies;

o A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
o A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;
o Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
o A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.










                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                 MARCH 10, 2006

                                TABLE OF CONTENTS
                                -----------------

POLICY STATEMENT AND VOTING PROCEDURE...........................    PAGE 3

RESOLVING CONFLICTS OF INTEREST.................................    PAGE 4

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES..................    PAGE 4

PROXY VOTING GUIDELINES.........................................    PAGE 5

ORDINARY BUSINESS MATTERS.......................................    PAGE 5

AUDITORS........................................................    PAGE 5

BOARD OF DIRECTORS..............................................    PAGE 6

EXECUTIVE AND DIRECTOR COMPENSATION.............................    PAGE 8

CAPITAL STRUCTURE...............................................   PAGE 10

MERGERS AND CORPORATE RESTRUCTURING.............................   PAGE 10

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.................   PAGE 12

SOCIAL AND ENVIRONMENTAL ISSUES.................................   PAGE 14

                                POLICY STATEMENT

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                                VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                         RESOLVING CONFLICTS OF INTEREST

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS
                                -----------------

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS
                                    --------

RATIFICATION OF AUDITORS: CASE-BY-CASE

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS
                               ------------------

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

MAJORITY VOTE REQUIREMENT FOR THE ELECTION OF DIRECTORS: CASE-BY-CASE

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

LIMIT TENURE OF DIRECTORS: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION
                       -----------------------------------

STOCK INCENTIVE PLANS: CASE-BY-CASE

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES): CASE-BY-CASE

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

                                CAPITAL STRUCTURE
                                -----------------

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING
                       -----------------------------------

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
                ------------------------------------------------

POISON PILLS: CASE-BY-CASE

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES
                         -------------------------------

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

     .    Cost to implement proposed requirement

     .    Whether any actual abuses exist

     .    Whether the company has taken any action to address the problem

     . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

     . Whether any discrimination charges have been filed against the subject company within the past year;

     . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

     . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

     INVESTMENT SERVICES GROUP. The Investment Services Group ("INVESTMENT SERVICES GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     IN ORDER TO FACILITATE THE PROXY VOTING PROCESS, T. ROWE PRICE HAS RETAINED INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") AS AN EXPERT IN THE PROXY VOTING AND CORPORATE GOVERNANCE AREA. ISS SPECIALIZES IN PROVIDING A VARIETY OF FIDUCIARY-LEVEL PROXY ADVISORY AND VOTING SERVICES. THESE SERVICES INCLUDE IN-DEPTH RESEARCH, ANALYSIS, AND VOTING RECOMMENDATIONS AS WELL AS VOTE EXECUTION, REPORTING, AUDITING AND CONSULTING ASSISTANCE FOR THE HANDLING OF PROXY VOTING RESPONSIBILITY AND CORPORATE GOVERNANCE-RELATED EFFORTS. WHILE THE PROXY COMMITTEE RELIES UPON ISS RESEARCH IN ESTABLISHING T. ROWE PRICE'S PROXY VOTING GUIDELINES, AND MANY OF OUR GUIDELINES ARE CONSISTENT WITH ISS POSITIONS,
T. ROWE PRICE DOES AT TIMES DEVIATE FROM ISS RECOMMENDATIONS ON GENERAL POLICY ISSUES OR SPECIFIC PROXY PROPOSALS.

Meeting Notification

     T. ROWE PRICE UTILIZES ISS' VOTING AGENT SERVICES TO NOTIFY US OF UPCOMING SHAREHOLDER MEETINGS FOR PORTFOLIO COMPANIES HELD IN CLIENT ACCOUNTS AND TO TRANSMIT VOTES TO THE VARIOUS CUSTODIAN BANKS OF OUR CLIENTS. ISS TRACKS AND RECONCILES T. ROWE PRICE HOLDINGS AGAINST INCOMING PROXY BALLOTS. IF BALLOTS DO NOT ARRIVE ON TIME, ISS PROCURES THEM FROM THE APPROPRIATE CUSTODIAN OR

PROXY DISTRIBUTION AGENT. MEETING AND RECORD DATE INFORMATION IS UPDATED DAILY, AND TRANSMITTED TO T. ROWE PRICE THROUGH PROXYMASTER.COM, AN ISS WEB-BASED APPLICATION. ISS IS ALSO RESPONSIBLE FOR MAINTAINING COPIES OF ALL PROXY STATEMENTS RECEIVED BY ISSUERS AND TO PROMPTLY PROVIDE SUCH MATERIALS TO T. ROWE PRICE UPON REQUEST.

Vote Determination

     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T.

     Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

..    ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

..    EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
     T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

..    SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

     .    Corporate environmental practices;

     .    Board diversity;

     .    Employment practices and employment opportunity;

     .    Military, nuclear power and related energy issues;

     .    Tobacco, alcohol, infant formula and safety in advertising practices;

     .    Economic conversion and diversification;

     .    International labor practices and operating policies;

     .    Genetically-modified foods;

     .    Animal rights; and

     .    Political contributions/activities and charitable contributions.

     GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - WHERE ISS RECOMMENDS A VOTE AGAINST MANAGEMENT ON ANY PARTICULAR PROXY ISSUE, THE PROXY ADMINISTRATOR ENSURES THAT THE PORTFOLIO MANAGER REVIEWS SUCH RECOMMENDATIONS BEFORE A VOTE IS CAST. CONSEQUENTLY, IF A PORTFOLIO MANAGER BELIEVES THAT MANAGEMENT'S VIEW ON A PARTICULAR PROXY PROPOSAL MAY ADVERSELY AFFECT THE INVESTMENT MERITS OF OWNING STOCK IN A PARTICULAR COMPANY, HE/SHE MAY ELECT TO VOTE CONTRARY TO MANAGEMENT. ALSO, OUR RESEARCH ANALYSTS ARE ASKED TO PRESENT THEIR VOTING RECOMMENDATIONS IN SUCH SITUATIONS TO OUR PORTFOLIO MANAGERS.

     INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

     DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

     SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

     SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

     Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

     On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

     SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                             THIRD AVENUE MANAGEMENT
                                  PROXY VOTING

As a buy and hold investor a primary consideration for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals.

The policy and procedures below describe how TAM votes proxies for its clients.

TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients, including the Funds. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management and reports to the Funds' Boards of Trustees. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

CORPORATE GOVERNANCE MATTERS
----------------------------

..    Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

..    State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

..    Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

..    Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

..    Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

..    Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

..    Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

..    Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

..    Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

..    Fees for non-audit services are excessive; or

..    The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

..    Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

EQUITY-BASED COMPENSATION PLANS
-------------------------------

..    Approval of Plans or Plan Amendments

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

..    Ability to re-price underwater options without shareholder approval.

..    Ability to issue options with an exercise price below the stock's current market price without shareholder approval.

..    Ability to issue reload options.

..    Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

..    Shareholder approval should be required in order to make any material change to the plan.

..    Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

MEASURES RELATING TO TAKEOVERS
------------------------------

..    Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

..    Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

..    Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

..    Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more.

..    Greenmail

TAM will normally support proposals to restrict a company's ability to make greenmail payments.

..    State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

SOCIAL POLICY ISSUES
--------------------

TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

ABSTENTION FROM VOTING
----------------------

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

FOREIGN SECURITIES
------------------

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets.

SECURITIES LENDING
------------------

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

RESTRICTIONS AFTER FILING FORM 13D
----------------------------------

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10/th/ day after the Form 13D was filed.

PROCEDURES
----------

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in the Funds.

MONITORING FOR UPCOMING VOTES
-----------------------------

TAM's Accounting Department relies on the Funds' custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for the Funds. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

PROXY VOTING COMMITTEE
----------------------

The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends all meetings to present issues to be voted, field any conflict issues and document voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

SUBMITTING THE VOTE
-------------------

TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for the Funds in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for the Funds and provide the Legal Department with documentation that (and how) the shares have been voted.

CONFLICTS OF INTEREST
---------------------

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

..    A material client or vendor relationship between TAM (or an affiliate of
     TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

..    TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

..    TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

..    TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

..    Determine that there is no conflict or that it is immaterial.

..    Ensure that the proxy is voted in accordance with the policy guidelines stated above.

..    Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

..    Discuss the matter with the Funds' CCO who will present the conflict to the
     Board(s) of Trustees of the Funds, and obtain direction on how to vote the Funds' securities.

TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

..    Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

..    In analyzing conflicts relating to representation on an issuer's Board of
     Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

RECORDKEEPING
-------------

TAM shall maintain all required records relating to its voting determinations.

1. TAM's Accounting Department shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for Fund accounts:

..    Proxy statements and other solicitation material received regarding securities held in Fund accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);

..    Records of votes cast on behalf of the Funds; and

..    Records of Fund shareholder requests for proxy voting information.

2. TAM's General Counsel shall maintain for six years (two in an easily accessible place):

..    Proxy voting policies and procedures;

..    Written documentation supporting all determinations on matters not covered by the specific policy guidelines;

..    Written documentation supporting all exceptions to the policy guidelines;
     and

..    Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

FUND PROXY VOTING
-----------------

The Trustees have delegated proxy voting authority to TAM, to vote generally in accordance with the Proxy Voting policies and procedures of TAM, which will be reviewed annually pursuant to the Annual Review requirements set forth herein.

MONITORING
----------

TAM's CCO will monitor TAM's proxy voting for conflicts of interest between the Funds' and other TAM clients. Where a conflict is detected the Funds' CCO will ensure that the proxies are voted in the best interest of the Funds' shareholders.

FUND REPORTING
--------------

The TAM Legal Department will file the Form N-PX required for each Fund pursuant to the 40 Act by August 31 of each year with respect to the year ended the previous June 30. The Legal Department will keep a record of information filed with the SEC for six years (two in an easily accessible place).

FORM N-PX PROCEDURES
--------------------

The TAM Accounting Department will prepare the information required for the Form N-PX Filing. A separate Form N-PX is required for each Portfolio.

Specifically, the Accounting Department will report:

1. The name of the issuer;

2. The ticker symbol;

3.   The security CUSIP number;

4.   The shareholder meeting date;

5.   A brief identification of the matter voted on;

6.   Whether the matter is a shareholder or management proposal;

7.   Whether TAM voted on the matter;

8.   How TAM voted on the matter; and

9.   Whether TAM voted with or against management.

The identification of the matter voted on should be consistent with the description in TAM's Proxy Voting Procedures or if the matter is not specifically addressed in the procedures, a description of the matter as provided in the proxy statement. All information will be prepared in a format provided by the Legal Department which will comply with the requirements of Form N-PX. The Funds' CCO will review the Form N-PX prior to filing for consistency with the Proxy Voting procedures. This report must contain the above information for all votes cast by each Fund for the 12 month period ending June 30 each year. The deadline for filing is the following August 31.

                        TURNER INVESTMENT PARTNERS, INC.
                        --------------------------------
                        TURNER INVESTMENT MANAGEMENT, LLC
                        ---------------------------------

                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
   and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: July 15, 2005

Western Asset Management Company-Proxy Voting Policy

     BACKGROUND

     An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

     As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

     While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

     In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

THE WESTERN ASSET LEGAL AND COMPLIANCE DEPARTMENT ("COMPLIANCE DEPARTMENT") IS RESPONSIBLE FOR ADMINISTERING AND OVERSEEING THE PROXY VOTING PROCESS. THE GATHERING OF PROXIES IS COORDINATED THROUGH THE CORPORATE ACTIONS AREA OF

INVESTMENT SUPPORT ("CORPORATE ACTIONS"). RESEARCH ANALYSTS AND PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING APPROPRIATE VOTING POSITIONS ON EACH PROXY UTILIZING ANY APPLICABLE GUIDELINES CONTAINED IN THESE PROCEDURES.

CLIENT AUTHORITY

     AT ACCOUNT START-UP, OR UPON AMENDMENT OF AN IMA, THE APPLICABLE CLIENT IMA ARE SIMILARLY REVIEWED. IF AN AGREEMENT IS SILENT ON PROXY VOTING, BUT CONTAINS AN OVERALL DELEGATION OF DISCRETIONARY AUTHORITY OR IF THE ACCOUNT REPRESENTS ASSETS OF AN ERISA PLAN, WESTERN ASSET WILL ASSUME RESPONSIBILITY FOR PROXY VOTING. THE CLIENT ACCOUNT TRANSITION TEAM MAINTAINS A MATRIX OF PROXY VOTING AUTHORITY.

PROXY GATHERING

REGISTERED OWNERS OF RECORD, CLIENT CUSTODIANS, CLIENT BANKS AND TRUSTEES ("PROXY RECIPIENTS") THAT RECEIVE PROXY MATERIALS ON BEHALF OF CLIENTS SHOULD FORWARD THEM TO CORPORATE ACTIONS. PROXY RECIPIENTS FOR NEW CLIENTS (OR, IF WESTERN ASSET BECOMES AWARE THAT THE APPLICABLE PROXY RECIPIENT FOR AN EXISTING CLIENT HAS CHANGED, THE PROXY RECIPIENT FOR THE EXISTING CLIENT) ARE NOTIFIED AT START-UP OF APPROPRIATE ROUTING TO CORPORATE ACTIONS OF PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. IF WESTERN ASSET PERSONNEL OTHER THAN CORPORATE ACTIONS RECEIVE PROXY MATERIALS, THEY SHOULD PROMPTLY FORWARD THE MATERIALS TO CORPORATE ACTIONS.

PROXY VOTING

ONCE PROXY MATERIALS ARE RECEIVED BY CORPORATE ACTIONS, THEY ARE FORWARDED TO THE LEGAL AND COMPLIANCE DEPARTMENT FOR COORDINATION AND THE FOLLOWING ACTIONS:

     A.   PROXIES ARE REVIEWED TO DETERMINE ACCOUNTS IMPACTED.

     B.   IMPACTED ACCOUNTS ARE CHECKED TO CONFIRM WESTERN ASSET VOTING
          AUTHORITY.

     C. LEGAL AND COMPLIANCE DEPARTMENT STAFF REVIEWS PROXY ISSUES TO DETERMINE ANY MATERIAL CONFLICTS OF INTEREST. (SEE CONFLICTS OF INTEREST SECTION OF THESE PROCEDURES FOR FURTHER INFORMATION ON DETERMINING MATERIAL CONFLICTS OF INTEREST.)

     D. IF A MATERIAL CONFLICT OF INTEREST EXISTS, (I) TO THE EXTENT REASONABLY PRACTICABLE AND PERMITTED BY APPLICABLE LAW, THE CLIENT IS PROMPTLY NOTIFIED, THE CONFLICT IS DISCLOSED AND WESTERN ASSET OBTAINS THE CLIENT'S PROXY VOTING INSTRUCTIONS, AND (II) TO THE EXTENT THAT IT IS NOT REASONABLY PRACTICABLE OR PERMITTED BY APPLICABLE LAW TO NOTIFY THE CLIENT AND OBTAIN SUCH INSTRUCTIONS (E.G., THE CLIENT IS A MUTUAL FUND OR OTHER COMMINGLED VEHICLE OR IS AN ERISA PLAN CLIENT), WESTERN ASSET SEEKS VOTING INSTRUCTIONS FROM AN INDEPENDENT THIRD PARTY.

     E. LEGAL AND COMPLIANCE DEPARTMENT STAFF PROVIDES PROXY MATERIAL TO THE APPROPRIATE RESEARCH ANALYST OR PORTFOLIO MANAGER TO OBTAIN THEIR RECOMMENDED VOTE. RESEARCH ANALYSTS AND PORTFOLIO MANAGERS DETERMINE VOTES ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE VOTING GUIDELINES CONTAINED IN THESE PROCEDURES. FOR AVOIDANCE OF DOUBT, DEPENDING ON THE BEST INTEREST OF EACH INDIVIDUAL CLIENT, WESTERN

          ASSET MAY VOTE THE SAME PROXY DIFFERENTLY FOR DIFFERENT CLIENTS. THE ANALYST'S OR PORTFOLIO MANAGER'S BASIS FOR THEIR DECISION IS DOCUMENTED AND MAINTAINED BY THE LEGAL AND COMPLIANCE DEPARTMENT.

     F. LEGAL AND COMPLIANCE DEPARTMENT STAFF VOTES THE PROXY PURSUANT TO THE INSTRUCTIONS RECEIVED IN (D) OR (E) AND RETURNS THE VOTED PROXY AS INDICATED IN THE PROXY MATERIALS.

TIMING

WESTERN ASSET PERSONNEL ACT IN SUCH A MANNER TO ENSURE THAT, ABSENT SPECIAL CIRCUMSTANCES, THE PROXY GATHERING AND PROXY VOTING STEPS NOTED ABOVE CAN BE COMPLETED BEFORE THE APPLICABLE DEADLINE FOR RETURNING PROXY VOTES.

RECORDKEEPING

WESTERN ASSET MAINTAINS RECORDS OF PROXIES VOTED PURSUANT TO SECTION 204-2 OF THE ADVISERS ACT AND ERISA DOL BULLETIN 94-2. THESE RECORDS INCLUDE:

     A.   A COPY OF WESTERN ASSET'S POLICIES AND PROCEDURES.

     B.   COPIES OF PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES.

     C. A COPY OF ANY DOCUMENT CREATED BY WESTERN ASSET THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES.

     D. EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND WESTERN ASSET'S WRITTEN RESPONSE TO BOTH VERBAL AND WRITTEN CLIENT REQUESTS.

     E.   A PROXY LOG INCLUDING:

          1.   ISSUER NAME;

          2.   EXCHANGE TICKER SYMBOL OF THE ISSUER'S SHARES TO BE VOTED;

          3. COUNCIL ON UNIFORM SECURITIES IDENTIFICATION PROCEDURES ("CUSIP") NUMBER FOR THE SHARES TO BE VOTED;

          4.   A BRIEF IDENTIFICATION OF THE MATTER VOTED ON;

          5. WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SHAREHOLDER OF THE ISSUER;

          6.   WHETHER A VOTE WAS CAST ON THE MATTER;

          7.   A RECORD OF HOW THE VOTE WAS CAST; AND

          8. WHETHER THE VOTE WAS CAST FOR OR AGAINST THE RECOMMENDATION OF THE ISSUER'S MANAGEMENT TEAM.

RECORDS ARE MAINTAINED IN AN EASILY ACCESSIBLE PLACE FOR FIVE YEARS, THE FIRST TWO IN WESTERN ASSET'S OFFICES.

DISCLOSURE

WESTERN ASSET'S PROXY POLICIES ARE DESCRIBED IN THE FIRM'S PART II OF FORM ADV. CLIENTS WILL BE PROVIDED A COPY OF THESE POLICIES AND PROCEDURES UPON REQUEST. IN ADDITION, UPON REQUEST, CLIENTS MAY RECEIVE REPORTS ON HOW THEIR PROXIES HAVE BEEN VOTED.

CONFLICTS OF INTEREST

ALL PROXIES ARE REVIEWED BY THE LEGAL AND COMPLIANCE DEPARTMENT FOR MATERIAL CONFLICTS OF INTEREST. ISSUES TO BE REVIEWED INCLUDE, BUT ARE NOT LIMITED TO:

          1. WHETHER WESTERN (OR, TO THE EXTENT REQUIRED TO BE CONSIDERED BY APPLICABLE LAW, ITS AFFILIATES) MANAGES ASSETS FOR THE COMPANY OR AN EMPLOYEE GROUP OF THE COMPANY OR OTHERWISE HAS AN INTEREST IN THE COMPANY;

          2. WHETHER WESTERN OR AN OFFICER OR DIRECTOR OF WESTERN OR THE APPLICABLE PORTFOLIO MANAGER OR ANALYST RESPONSIBLE FOR RECOMMENDING THE PROXY VOTE (TOGETHER, "VOTING PERSONS") IS A CLOSE RELATIVE OF OR HAS A PERSONAL OR BUSINESS RELATIONSHIP WITH AN EXECUTIVE, DIRECTOR OR PERSON WHO IS A CANDIDATE FOR DIRECTOR OF THE COMPANY OR IS A PARTICIPANT IN A PROXY CONTEST; AND

          3. WHETHER THERE IS ANY OTHER BUSINESS OR PERSONAL RELATIONSHIP WHERE A VOTING PERSON HAS A PERSONAL INTEREST IN THE OUTCOME OF THE MATTER BEFORE SHAREHOLDERS.

VOTING GUIDELINES

WESTERN ASSET'S SUBSTANTIVE VOTING DECISIONS TURN ON THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH PROXY VOTE AND ARE EVALUATED BY THE DESIGNATED RESEARCH ANALYST OR PORTFOLIO MANAGER. THE EXAMPLES OUTLINED BELOW ARE MEANT AS GUIDELINES TO AID IN THE DECISION MAKING PROCESS.

GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS WHICH HAVE BEEN APPROVED AND ARE RECOMMENDED BY A COMPANY'S BOARD OF DIRECTORS; PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN PROXY STATEMENTS; PART III ADDRESSES ISSUES RELATING TO VOTING SHARES OF INVESTMENT COMPANIES; AND PART IV ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO FOREIGN ISSUERS.

I.   BOARD APPROVED PROPOSALS

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF THAT HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES, WESTERN ASSET GENERALLY VOTES IN SUPPORT OF DECISIONS REACHED BY INDEPENDENT BOARDS OF DIRECTORS. MORE SPECIFIC GUIDELINES RELATED TO CERTAIN BOARD-APPROVED PROPOSALS ARE AS FOLLOWS:

     1.   MATTERS RELATING TO THE BOARD OF DIRECTORS

     WESTERN ASSET VOTES PROXIES FOR THE ELECTION OF THE COMPANY'S NOMINEES FOR DIRECTORS AND FOR BOARD-APPROVED PROPOSALS ON OTHER MATTERS RELATING TO THE BOARD OF DIRECTORS WITH THE FOLLOWING EXCEPTIONS:

     A. VOTES ARE WITHHELD FOR THE ENTIRE BOARD OF DIRECTORS IF THE BOARD DOES NOT HAVE A MAJORITY OF INDEPENDENT DIRECTORS OR THE BOARD DOES NOT HAVE NOMINATING, AUDIT AND COMPENSATION COMMITTEES COMPOSED SOLELY OF INDEPENDENT DIRECTORS.

     B. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO IS CONSIDERED AN INDEPENDENT DIRECTOR BY THE COMPANY AND WHO HAS RECEIVED COMPENSATION FROM THE COMPANY OTHER THAN FOR SERVICE AS A DIRECTOR.

     C. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO ATTENDS LESS THAN 75% OF BOARD AND COMMITTEE MEETINGS WITHOUT VALID REASONS FOR ABSENCES.

     D. VOTES ARE CAST ON A CASE-BY-CASE BASIS IN CONTESTED ELECTIONS OF DIRECTORS.

     2.   MATTERS RELATING TO EXECUTIVE COMPENSATION

     WESTERN ASSET GENERALLY FAVORS COMPENSATION PROGRAMS THAT RELATE EXECUTIVE COMPENSATION TO A COMPANY'S LONG-TERM PERFORMANCE. VOTES ARE CAST ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS RELATING TO EXECUTIVE COMPENSATION, EXCEPT AS FOLLOWS:

     A. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR STOCK OPTION PLANS THAT WILL RESULT IN A MINIMAL ANNUAL DILUTION.

     B. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS OR PROPOSALS THAT PERMIT REPLACING OR REPRICING OF UNDERWATER OPTIONS.

     C. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS THAT PERMIT ISSUANCE OF OPTIONS WITH AN EXERCISE PRICE BELOW THE STOCK'S CURRENT MARKET PRICE.

     D. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR EMPLOYEE STOCK PURCHASE PLANS THAT LIMIT THE DISCOUNT FOR SHARES PURCHASED UNDER THE PLAN TO NO MORE THAN 15% OF THEIR MARKET VALUE, HAVE AN OFFERING PERIOD OF 27 MONTHS OR LESS AND RESULT IN DILUTION OF 10% OR LESS.

     3.   MATTERS RELATING TO CAPITALIZATION

          THE MANAGEMENT OF A COMPANY'S CAPITAL STRUCTURE INVOLVES A NUMBER OF IMPORTANT ISSUES, INCLUDING CASH FLOWS, FINANCING NEEDS AND MARKET CONDITIONS THAT ARE UNIQUE TO THE CIRCUMSTANCES OF EACH COMPANY. AS A RESULT, WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS INVOLVING CHANGES TO A COMPANY'S CAPITALIZATION EXCEPT WHERE WESTERN ASSET IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

          A. WESTERN ASSET VOTES FOR PROPOSALS RELATING TO THE AUTHORIZATION OF ADDITIONAL COMMON STOCK.

          B. WESTERN ASSET VOTES FOR PROPOSALS TO EFFECT STOCK SPLITS (EXCLUDING REVERSE STOCK SPLITS).

          C. WESTERN ASSET VOTES FOR PROPOSALS AUTHORIZING SHARE REPURCHASE PROGRAMS.

     4. MATTERS RELATING TO ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER TRANSACTIONS

          WESTERN ASSET VOTES THESE ISSUES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED TRANSACTIONS.

     5.   MATTERS RELATING TO ANTI-TAKEOVER MEASURES

          WESTERN ASSET VOTES AGAINST BOARD-APPROVED PROPOSALS TO ADOPT ANTI-TAKEOVER MEASURES EXCEPT AS FOLLOWS:

          A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO RATIFY OR APPROVE SHAREHOLDER RIGHTS PLANS.

          B. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO ADOPT FAIR PRICE PROVISIONS.

     6.   OTHER BUSINESS MATTERS

          WESTERN ASSET VOTES FOR BOARD-APPROVED PROPOSALS APPROVING SUCH ROUTINE BUSINESS MATTERS SUCH AS CHANGING THE COMPANY'S NAME, RATIFYING THE APPOINTMENT OF AUDITORS AND PROCEDURAL MATTERS RELATING TO THE SHAREHOLDER MEETING.

          A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO AMEND A COMPANY'S CHARTER OR BYLAWS.

          B. WESTERN ASSET VOTES AGAINST AUTHORIZATION TO TRANSACT OTHER UNIDENTIFIED, SUBSTANTIVE BUSINESS AT THE MEETING.

II.  SHAREHOLDER PROPOSALS

SEC REGULATIONS PERMIT SHAREHOLDERS TO SUBMIT PROPOSALS FOR INCLUSION IN A COMPANY'S PROXY STATEMENT. THESE PROPOSALS GENERALLY SEEK TO CHANGE SOME ASPECT OF A COMPANY'S CORPORATE GOVERNANCE STRUCTURE OR TO CHANGE SOME ASPECT OF ITS BUSINESS OPERATIONS. WESTERN ASSET VOTES IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS ON ALL SHAREHOLDER PROPOSALS, EXCEPT AS
FOLLOWS:

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS TO REQUIRE SHAREHOLDER APPROVAL OF SHAREHOLDER RIGHTS PLANS.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT ARE CONSISTENT WITH WESTERN ASSET'S PROXY VOTING GUIDELINES FOR BOARD-APPROVED PROPOSALS.

     3. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON OTHER SHAREHOLDER PROPOSALS WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

III. VOTING SHARES OF INVESTMENT COMPANIES

WESTERN ASSET MAY UTILIZE SHARES OF OPEN OR CLOSED-END INVESTMENT COMPANIES TO IMPLEMENT ITS INVESTMENT STRATEGIES. SHAREHOLDER VOTES FOR INVESTMENT COMPANIES THAT FALL WITHIN THE CATEGORIES LISTED IN PARTS I AND II ABOVE ARE VOTED IN ACCORDANCE WITH THOSE GUIDELINES.

     1. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO CHANGES IN THE INVESTMENT OBJECTIVES OF AN INVESTMENT COMPANY TAKING INTO ACCOUNT THE ORIGINAL INTENT OF THE FUND AND THE ROLE THE FUND PLAYS IN THE CLIENTS' PORTFOLIOS.

     2. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ALL PROPOSALS THAT WOULD RESULT IN INCREASES IN EXPENSES (E.G., PROPOSALS TO ADOPT 12B-1 PLANS, ALTER INVESTMENT ADVISORY ARRANGEMENTS OR APPROVE FUND MERGERS) TAKING INTO ACCOUNT COMPARABLE EXPENSES FOR SIMILAR FUNDS AND THE SERVICES TO BE PROVIDED.

IV.  VOTING SHARES OF FOREIGN ISSUERS

IN THE EVENT WESTERN ASSET IS REQUIRED TO VOTE ON SECURITIES HELD IN NON-U.S. ISSUERS - I.E. ISSUERS THAT ARE INCORPORATED UNDER THE LAWS OF A FOREIGN JURISDICTION AND THAT ARE NOT LISTED ON A U.S. SECURITIES EXCHANGE OR THE NASDAQ STOCK MARKET, THE FOLLOWING GUIDELINES ARE USED, WHICH ARE PREMISED ON THE EXISTENCE OF A SOUND CORPORATE GOVERNANCE AND DISCLOSURE FRAMEWORK. THESE GUIDELINES, HOWEVER, MAY NOT BE APPROPRIATE UNDER SOME CIRCUMSTANCES FOR FOREIGN ISSUERS AND THEREFORE APPLY ONLY WHERE APPLICABLE.

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS CALLING FOR A MAJORITY OF THE DIRECTORS TO BE INDEPENDENT OF MANAGEMENT.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS SEEKING TO INCREASE THE INDEPENDENCE OF BOARD NOMINATING, AUDIT AND COMPENSATION COMMITTEES.

     3. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT IMPLEMENT CORPORATE GOVERNANCE STANDARDS SIMILAR TO THOSE ESTABLISHED UNDER U.S. FEDERAL LAW AND THE LISTING REQUIREMENTS OF U.S. STOCK EXCHANGES, AND THAT DO NOT OTHERWISE VIOLATE THE LAWS OF THE JURISDICTION UNDER WHICH THE COMPANY IS INCORPORATED.

     4. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO (1) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 20% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS DO NOT HAVE PREEMPTIVE RIGHTS, OR (2) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 100% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS HAVE PREEMPTIVE RIGHTS.

                                Appendix C

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     MET/AIM CAPITAL APPRECIATION PORTFOLIO
                          AIM CAPITAL MANAGEMENT, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER
NAME (AS                                                                        OF ACCOUNTS AND THE TOTAL ASSETS
IN THE ACCOUNTS
LISTED IN   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND    WITH RESPECT TO WHICH THE
ADVISORY FEE IS BASED ON
PROSPECTUS) THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY       THE PERFORMANCE OF THE ACCOUNT
----------- ------------------------------------------------------------------
----------------------------------------------------
                                                                                      (A)               (B)
                       (A)                      (B)                                REGISTERED       OTHER POOLED
              REGISTERED INVESTMENT        OTHER POOLED              (C)           INVESTMENT
INVESTMENT            (C)
                   COMPANIES            INVESTMENT VEHICLES    OTHER ACCOUNTS      COMPANIES
VEHICLES       OTHER ACCOUNTS
            -------------------------  ---------------------  ----------------  ----------------
----------------  ----------------
             NUMBER                     NUMBER                 NUMBER            NUMBER
NUMBER            NUMBER
               OF                         OF        TOTAL        OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
            ACCOUNTS    TOTAL ASSETS   ACCOUNTS    ASSETS     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
            --------  ---------------  --------  -----------  --------  ------  --------  ------  --------
------  --------  ------




Kirk L.
Anderson       6      $10,275,177,972     1      $53,076,342    None     None     None     None     None
None     None     None

James G.
Birdsall       6      $10,845,329,126     1      $53,076,342    None     None     None     None     None
None     None     None

Robert J.
Lloyd          6      $12,212,279,910     1      $53,076,342    None     None     None     None     None
None     None     None

Lanny H.
Sachnowitz     5      $ 9,825,405,957     1      $53,076,342    None     None     None     None     None
None     None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
-----------

Kirk L. Anderson      X
James G. Birdsall     X
Robert J. Lloyd       X
Lanny H. Sachnowitz   X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package and a relocation package if such benefit is available. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       MET/AIM SMALL CAP GROWTH PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.


(A)(1)
PORTFOLIO
MANAGER'S                                                                    (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY  ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH      RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)    CATEGORY                                                      PERFORMANCE OF THE ACCOUNT
------------   ------------------------------------------------------------
----------------------------------------------------
                                                (B)                                 (A)               (B)
                          (A)              OTHER POOLED                         REGISTERED       OTHER POOLED
                 REGISTERED INVESTMENT      INVESTMENT            (C)           INVESTMENT
INVESTMENT            (C)
                       COMPANIES             VEHICLES       OTHER ACCOUNTS       COMPANIES         VEHICLES
OTHER ACCOUNTS
               ------------------------  ----------------  ----------------  ----------------  ----------------
----------------
                NUMBER                    NUMBER            NUMBER            NUMBER            NUMBER
NUMBER
                  OF                        OF      TOTAL     OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
               ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
               --------  --------------  --------  ------  --------  ------  ----------------  ----------------
--------  ------

Juliet S.
Ellis              6     $2,517,850,402    None     None     None     None     None     None     None
None     None     None
Juan R.
Hartsfield         6     $2,517,850,402    None     None     None     None     None     None     None
None     None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Juliet S.
Ellis               X
Juan R.
Hartsfield          X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

      AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ----------------------------------------------------------------------------
                              (A)                       (B)
                     REGISTERED INVESTMENT    OTHER POOLED INVESTMENT             (C)
                           COMPANIES                 VEHICLES               OTHER ACCOUNTS
                   ------------------------  ------------------------  ------------------------
                    NUMBER                    NUMBER                    NUMBER
                      OF                        OF                        OF
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   --------  --------------  --------  --------------  --------  --------------
Yu-Nien (Charles)
Ko, CFA               16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Stephen A.
Lanzendorf, CFA       16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171

(A)(1) PORTFOLIO
MANAGER'S
NAME               (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------------------
                          (A)                  (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT                  (C)
                       COMPANIES           VEHICLES               OTHER ACCOUNTS
                   ----------------  ----------------------  ----------------------
                    NUMBER            NUMBER                  NUMBER
                      OF     TOTAL      OF                      OF
                   ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                   --------  ------  --------  ------------  --------  ------------
Yu-Nien (Charles)
Ko, CFA                0       $0        2     $169,822,487      9     $876,256,476
Stephen A.
Lanzendorf, CFA        0       $0        2     $169,822,487      9     $876,256,476

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------
Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

Yu-Nien (Charles) Ko,
CFA                      X
Stephen A. Lanzendorf,
CFA                      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ----------------------------------------------------------------------------
                              (A)                      (B)
                     REGISTERED INVESTMENT    OTHER POOLED INVESTMENT            (C)
                           COMPANIES                 VEHICLES               OTHER ACCOUNTS
                   ------------------------  ------------------------  ------------------------
                    NUMBER                    NUMBER                    NUMBER
                      OF                        OF                       OF
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   --------  --------------  --------  --------------  --------  --------------
Yu-Nien (Charles)
Ko, CFA               16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Stephen A.
Lanzendorf, CFA       16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171

(A)(1) PORTFOLIO
MANAGER'S
NAME               (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------------------
                           (A)                  (B)
                       REGISTERED          OTHER POOLED
                       INVESTMENT            INVESTMENT               (C)
                       COMPANIES              VEHICLES           OTHER ACCOUNTS
                   ----------------  ----------------------  ----------------------
                    NUMBER            NUMBER                  NUMBER
                      OF      TOTAL     OF                      OF
                   ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                   --------  ------  --------  ------------  --------  ------------
Yu-Nien (Charles)
Ko, CFA                0       $0       2      $169,822,487      9     $876,256,476
Stephen A.
Lanzendorf, CFA        0       $0       2      $169,822,487      9     $876,256,476

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                 $500,001-
OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000
$1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------  ----------
----------
Yu-Nien (Charles) Ko,
CFA                      X
Stephen A. Lanzendorf,
CFA                      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

(A)(1)
PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ----------------------------------------------------------------------------
                              (A)                        (B)
                     REGISTERED INVESTMENT     OTHER POOLED INVESTMENT             (C)
                           COMPANIES                  VEHICLES               OTHER ACCOUNTS
                   ------------------------   -----------------------   ------------------------
                     NUMBER                    NUMBER                    NUMBER
                       OF                        OF                        OF
                    ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   ---------   ------------   --------   ------------   --------   -------------
Yu-Nien (Charles)     16      $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Ko, CFA

Stephen A.            16      $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Lanzendorf, CFA

(A)(1)
PORTFOLIO
MANAGER'S
NAME               (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------------------
                          (A)
                      REGISTERED               (B)
                      INVESTMENT          OTHER POOLED                 (C)
                       COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
                   ----------------  ----------------------  ----------------------
                    NUMBER            NUMBER                  NUMBER
                      OF      TOTAL     OF                      OF
                   ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                   --------  ------  --------  ------------  --------  ------------
Yu-Nien (Charles)     0        $0        2     $169,822,487      9     $876,256,476
Ko, CFA

Stephen A.            0        $0        2     $169,822,487      9     $876,256,476
Lanzendorf, CFA

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

Yu-Nien (Charles) Ko,    X
CFA
Stephen A. Lanzendorf,   X
CFA

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                            CLEARBRIDGE ADVISORS, LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)    ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-------------  ---------------------------------------------------------------------------
                          (A)                      (B)
                 REGISTERED INVESTMENT   OTHER POOLED INVESTMENT            (C)
                       COMPANIES                 VEHICLES              OTHER ACCOUNTS
               ------------------------  -----------------------  ------------------------
               NUMBER OF                 NUMBER OF                NUMBER OF
                ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
               ---------  -------------  ---------  ------------  ---------  -------------
Peter Luke         1      $0.09 Billion      0           0            1      $0.63 Billion

(A)(1)
PORTFOLIO
MANAGER'S      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME           ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN  RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)    PERFORMANCE OF THE ACCOUNT
-------------  -------------------------------------------------------
                      (A)
                   REGISTERED         (B) OTHER
                   INVESTMENT     POOLED INVESTMENT         (C)
                   COMPANIES           VEHICLES        OTHER ACCOUNTS
               -----------------  -----------------  -----------------
               NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF  TOTAL
                ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
               ---------  ------  ---------  ------  ---------  ------
Peter Luke         0        0         0         0        0         0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of

1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(B) COMPENSATION

     ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-
OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000
$1,000,000
-----------------   ----   ----------   ---------------   ----------------   -----------------   ----------
----------
Peter Luke          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       BLACKROCK LARGE-CAP CORE PORTFOLIO
                             BLACKROCK ADVISORS, LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME                                                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
NUMBER OF
(AS LISTED   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
IN           CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    RESPECT TO WHICH THE ADVISORY FEE IS BASED
ON THE
PROSPECTUS)  WITHIN EACH CATEGORY                                     PERFORMANCE OF THE ACCOUNT
-----------  -------------------------------------------------------
----------------------------------------------------
                    (A)                (B)                                  (A)                (B)
                 REGISTERED        OTHER POOLED                          REGISTERED       OTHER POOLED
                 INVESTMENT         INVESTMENT            (C)            INVESTMENT        INVESTMENT
(C)
                 COMPANIES           VEHICLES        OTHER ACCOUNTS      COMPANIES          VEHICLES       OTHER
ACCOUNTS
             -----------------  -----------------  -----------------  ----------------  ----------------
----------------
              NUMBER             NUMBER             NUMBER             NUMBER            NUMBER            NUMBER
                OF      TOTAL      OF      TOTAL      OF      TOTAL      OF      TOTAL     OF      TOTAL
OF      TOTAL
             ACCOUNTS   ASSETS  ACCOUNTS   ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
             --------  -------  --------  -------  --------  -------  --------  ------  --------  ------
--------  ------

Robert C.       23     $18.1       4      $8.6        7      $495
Doll                   billion            billion            million     0        $0        0       $0
0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates.) officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio.

(B) COMPENSATION

     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     Prior to October 2, 2006, Mr. Doll was employed by Merrill Lynch Investment Managers, L.P., which had its own compensation program. On and after October 2, 2006, Mr. Doll's compensation will be as described herein.

     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

     DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

     OPTIONS AND RESTRICTED STOCK AWARDS -- While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

     INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

     Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Mr. Doll, the relevant benchmark is the Russell 1000 Index for the Portfolio.

     Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

(C) OWNERSHIP OF SECURITIES


OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000
$500,001-$1,000,000   $1,000,000
-----------------   ----   ----------   ---------------   ----------------   -----------------
-------------------   ----------

Robert C. Doll       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           Met Investors Series Trust
                              BlackRock High Yield
                                    Portfolio
                               BlackRock Financial
                                Management, Inc.
                               ----------------

 (a)(1) Portfolio Manager's
             Name
                            (a)(2) Number of other accounts managed within each category
  (as listed in Prospectus) and the total assets in the accounts managed within each category
  -------------------------    -----------------------------------------------------------------
       ------------------------------------------------------------------------------
                         (A)                          (B)
                REGISTERED INVESTMENT           OTHER POOLED                   (C)
                      COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
             -------------------------  ------------------------  ------------------------
              NUMBER                     NUMBER                    NUMBER
                OF                         OF                        OF
             ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
             --------  ---------------  --------  --------------  --------  --------------


Kevin J. Booth     7       $4.1           5       $2.2              3         $461
                           billion                billion                    million
Jeff Gary         16       $6.6           6       $6.3             23         $3.5
                           billion                billion                    billion
Scott Amero       41       $31.4         31       $7.8            281         $94.1
                           billion                billion                   billion
James Keenan       9       $4.4           3       $486             18         $2.7
                            billion                million                   million

 (a)(1)     Portfolio Manager's (a)(3) For each of the categories in (a)(2)
                Name             Number of accounts and the total assets in the
                                 accounts with respect to which the
  (as listed in Prospectus)    advisory fee is based on the performance of the account
  -------------------------    --------------------------------------------------------------
                                     (A)               (B)
                                 Registered         Other Pooled Investment
                                                      Investment          (C)
                                  Companies             Vehicles          Other Accounts
                               -------------------- -------------------- --------------------
                                Number               Number               Number
                                  of       Total       of      Total        of      Total
                               Accounts    Assets   Accounts   Assets    Accounts   Assets
                               --------    ------   --------    -------  --------    -------
Kevin J. Booth                   None       None       2       $559          3      $461
                                                               million              million
Jeff Gary                        None       None       4       $1.7          5      $768
                                                               billion              million
Scott Amero                      None       None       4       $1.6         24      $7.8
                                                               billion              billion
James Keenan                     None       None       1       $348          3      $398
                                                               million              million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of itsaffiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Eachportfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Amero, Booth, Gary and Keenan currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero, Booth, Gary and Keenan assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(B) COMPENSATION

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

    LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Amero, Booth, Gary and Keenan have received awards under the LTIP.

    DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero,

    Booth and Gary was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers including Messrs. Amero, Booth and Keenan are paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

    OPTIONS AND RESTRICTED STOCK AWARDS -- While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Amero has been granted stock options in prior years, and Messrs. Amero and Gary participate in BlackRock's restricted stock program.

    INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
    (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Portfolio's portfolio managers, such benchmarks include the following:

Portfolio Manager   Portfolio(s) Managed           Benchmarks Applicable to Each Manager
-----------------   -------------------- ---------------------------------------------------------
James  Keenan, CFA High Yield Bond       A combination of market-based indices
                                         (e.g., The Lehman Brothers U.S.
                                         Corporate High Yield 2% Issuer Cap
                                         Index), certain customized indices and
                                         certain fund industry peer groups.
Kevin J. Booth, CFA High Yield Bond      A combination of market-based indices
                                         (e.g., The Lehman Brothers U.S.
                                         Corporate High Yield 2% Issuer Cap
                                         Index), certain customized indices and
                                         certain fund industry peer groups.

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


Portfolio Manager none $1-$10,000 $10,001-$50,000 $50,001-$100,000 $100,001-$500,000 $500,001-$1,000,000 Over $1,000,000
----------------- ---- ---------- --------------- ---------------- ----------------- ----------------------------------
----------
 Jeff Gary         X
 Kevin J. Booth    X
 Scott Amero       X
 James Keenan      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                 LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
                            CLEARBRIDGE ADVISORS, LLC

(A)(1) PORTFOLIO
MANAGER'S                                                                     (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)       WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------
------------------------------------------------------
                          (A)                 (B)                                    (A)                (B)
                      REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                      INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                       COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
                  ------------------  ------------------  ------------------  -----------------
-----------------  ----------------

NUMBER
                  NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL  NUMBER OF
TOTAL     OF      TOTAL
                   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS   ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                  ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------
------  --------  ------

Richard Freeman       12      $13.7       2       $0.46    115,497    $ 13.2      0         0        0
0        0       0
                             Billion             Billion             Billion
Evan Bauman            1      $0.27       2       $0.46    116,012    $14.75      0         0        0
0        0       0
                             Billion             Billion             Billion

((A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(B) COMPENSATION

     ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                        $10,001-   $50,001-   $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Richard Freeman     X
Evan Bauman         X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        DREMAN SMALL-CAP VALUE PORTFOLIO
                           DREMAN VALUE MANAGEMENT LLC


(A)(1) PORTFOLIO
MANAGER'S                                                                     (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)       WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------
------------------------------------------------------
                          (A)                 (B)                                     (A)               (B)
                      REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                      INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT           (C)
                       COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
                  ------------------  ------------------  ------------------  -----------------
-----------------  ----------------

NUMBER             NUMBER
                  NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL     OF
TOTAL      OF      TOTAL
                   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                  ---------  -------  ---------  -------  ---------  -------  ---------  ------  --------
-------  --------  ------

DAVID E. DREMAN       19      $15.7       3        $60       114       $4.1       0        $0        3
$60        0       $0
                             BILLION             MILLION   BILLION                                         MILLION
E. CLIFTON            13      $15.33      0        $0          0          0       0        $0        0
$0         0       $0
HOOVER JR.                   BILLION
MARK ROACH             9      $2.8        0        $0          0          0       0        $0        0
$0         0       $0
                             BILLION

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the advisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

(B) COMPENSATION

The Funds have been advised that the advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the advisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the advisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The advisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the advisor's profit sharing plan, a defined contribution plan that allows the advisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The advisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the advisor's profit sharing plan vest over a specified term. Finally all employees of the advisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii) Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

David Dreman            XXX
E. Clifton Hoover, Jr.  XXX
Mark Roach              XXX

The Adviser has provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolios' investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006 no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                           STRATEGIC GROWTH PORTFOLIO
                         GALLATIN ASSET MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME                 (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
(AS LISTED IN        THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH
PROSPECTUS)          CATEGORY
-------------------  ------------------------------------------------------------------
                             (A)                 (B)
                         REGISTERED          OTHER POOLED
                         INVESTMENT           INVESTMENT                   (C)
                         COMPANIES             VEHICLES               OTHER ACCOUNTS
                     ----------------  ------------------------  ----------------------
                      NUMBER            NUMBER                    NUMBER
                        OF     TOTAL      OF          TOTAL         OF         TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS      ASSETS      ACCOUNTS     ASSETS
                     --------  ------  --------  --------------  --------  ------------
Mark A. Keller           0       $0        14    $506.5 million   45,000   $7.8 billion
Gregory W. Ellston       0       $0        13    $459 million     35,000   $5.1 billion
Matthew R. Embleton      0       $0        13    $459 million     35,000   $5.1 billion
Daniel T. Winter         0       $0        13    $459 million     43,000   $6.5 billion

(A)(1) PORTFOLIO
MANAGER'S            (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME                 ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)          PERFORMANCE OF THE ACCOUNT
-------------------  ----------------------------------------------------
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
                     ----------------  ----------------  ----------------
                      NUMBER            NUMBER           NUMBER
                        OF      TOTAL     OF      TOTAL    OF       TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                     --------  ------  --------  ------  --------  ------
Mark A. Keller           0       N/A       0       N/A      0        N/A
Gregory W. Ellston       0       N/A       0       N/A      0        N/A
Matthew R. Embleton      0       N/A       0       N/A      0        N/A
Daniel T. Winter         0       N/A       0       N/A      0        N/A

(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(B) COMPENSATION

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

BASE SALARY. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

ANNUAL BONUS. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

ANNUAL MERIT BONUS. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

SPECIAL MERIT STOCK. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

LONG-TERM EQUITY-BASED COMPENSATION. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

RETIREMENT AND BENEFIT PLAN. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000   $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------   ----------

Mark A. Keller        X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      STRATEGIC GROWTH AND INCOME PORTFOLIO
                         GALLATIN ASSET MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME                 (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
(AS LISTED IN        THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH
PROSPECTUS)          CATEGORY
-------------------  ------------------------------------------------------------------
                             (A)                 (B)
                         REGISTERED          OTHER POOLED
                         INVESTMENT           INVESTMENT                   (C)
                         COMPANIES             VEHICLES               OTHER ACCOUNTS
                     ----------------  ------------------------  ----------------------
                      NUMBER            NUMBER                    NUMBER
                        OF     TOTAL      OF          TOTAL         OF         TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS      ASSETS      ACCOUNTS     ASSETS
                     --------  ------  --------  --------------  --------  ------------
Mark A. Keller           0        $0       14    $506.5 million   45,000   $7.8 billion
Gregory W. Ellston       0        $0       13    $459 million     35,000   $5.1 billion
Matthew R. Embleton      0        $0       13    $459 million     35,000   $5.1 billion
Daniel T. Winter         0        $0       13    $459 million     43,000   $6.5 billion

(A)(1) PORTFOLIO
MANAGER'S            (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME                 ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)          PERFORMANCE OF THE ACCOUNT
-------------------  ----------------------------------------------------
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
                     ----------------  ----------------  ----------------
                      NUMBER            NUMBER            NUMBER
                        OF      TOTAL     OF      TOTAL     OF      TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                     --------  ------  --------  ------  --------  ------
Mark A. Keller           0       N/A       0       N/A       0       N/A
Gregory W. Ellston       0       N/A       0       N/A       0       N/A
Matthew R. Embleton      0       N/A       0       N/A       0       N/A
Daniel T. Winter         0       N/A       0       N/A       0       N/A

(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(B) COMPENSATION

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

BASE SALARY. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

ANNUAL BONUS. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

ANNUAL MERIT BONUS. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

SPECIAL MERIT STOCK. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

LONG-TERM EQUITY-BASED COMPENSATION. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

RETIREMENT AND BENEFIT PLAN. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000   $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------   ----------

Mark A. Keller        X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                         GALLATIN ASSET MANAGEMENT, INC.

(A)(1) PORTFOLIO
 MANAGER'S NAME
(AS LISTED IN        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)          AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-------------------  ------------------------------------------------------------------
                      (A) REGISTERED       (B) OTHER POOLED
                        INVESTMENT            INVESTMENT                   (C)
                         COMPANIES             VEHICLES              OTHER ACCOUNTS
                     ----------------  ------------------------  ----------------------
                      NUMBER            NUMBER                    NUMBER
                        OF      TOTAL     OF          TOTAL         OF         TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS      ASSETS      ACCOUNTS     ASSETS
                     --------  ------  --------  --------------  --------  ------------
Mark A. Keller           0       $0       14     $506.5 million   45,000   $7.8 billion
Gregory W. Ellston       0       $0       13       $459 million   35,000   $5.1 billion
Matthew R. Embleton      0       $0       13       $459 million   35,000   $5.1 billion
Daniel T. Winter         0       $0       13       $459 million   43,000   $6.5 billion

(A)(1) PORTFOLIO     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
MANAGER'S NAME       NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN
(AS LISTED IN        THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY
PROSPECTUS)          FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-------------------  ----------------------------------------------------
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
                     ----------------  ----------------  ----------------
                      NUMBER            NUMBER            NUMBER
                        OF      TOTAL     OF      TOTAL     OF      TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                     --------  ------  --------  ------  --------  ------
Mark A. Keller           0       N/A       0       N/A       0       N/A
Gregory W. Ellston       0       N/A       0       N/A       0       N/A
Matthew R. Embleton      0       N/A       0       N/A       0       N/A
Daniel T. Winter         0       N/A       0       N/A       0       N/A

(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(B) COMPENSATION

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

BASE SALARY. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

ANNUAL BONUS. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

ANNUAL MERIT BONUS. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

SPECIAL MERIT STOCK. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

LONG-TERM EQUITY-BASED COMPENSATION. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

RETIREMENT AND BENEFIT PLAN. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
OVER $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
---------------

Mark A. Keller         X
Gregory W. Ellston     X
Matthew R. Embleton    X
Daniel T. Winter       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                            LAZARD MID-CAP PORTFOLIO
                            LAZARD ASSET MANAGEMENT.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  -----------------------------------------------------------------------------------
                               (A)                         (B)
                      REGISTERED INVESTMENT           OTHER POOLED                     (C)
                            COMPANIES              INVESTMENT VEHICLES            OTHER ACCOUNTS
                   ---------------------------  -------------------------  ---------------------------
                    NUMBER                       NUMBER                     NUMBER
                      OF           TOTAL           OF          TOTAL          OF           TOTAL
                   ACCOUNTS       ASSETS        ACCOUNTS      ASSETS       ACCOUNTS       ASSETS
                   --------  -----------------  --------  ---------------  --------  -----------------
Christopher Blake      5     $4,705,489,346.43      17    $707,826,719.23      72    $1,486,472,839.88
Gary Buesser           5     $4,705,489,346.43      14    $289,474,664.00      72    $1,486,472,839.88
Robert A. Failla       5     $4,705,489,346.43      14    $289,474,664.00      69    $1,366,652,802.26
Andrew D. Lacey        8     $4,774,253,975.33      45    $993,229,349.59     535    $5,535,520,641.15

(A)(1) PORTFOLIO
MANAGER'S          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
NAME               NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE
(AS LISTED IN      ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
PROSPECTUS)        BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------
                           (A)               (B)
                       REGISTERED       OTHER POOLED
                       INVESTMENT        INVESTMENT          (C)
                        COMPANIES         VEHICLES      OTHER ACCOUNTS
                   ----------------  ----------------  ----------------
                    NUMBER            NUMBER            NUMBER
                      OF      TOTAL     OF      TOTAL     OF      TOTAL
                   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                   --------  ------  --------  ------  --------  ------
Christopher Blake      0        0        0        0        0        0
Gary Buesser           0        0        0        0        0        0
Robert A. Failla       0        0        0        0        0        0
Andrew D. Lacey        0        0        0        0        0        0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
---------------

Christopher Blake    x
Gary Buesser         x
Robert A. Failla     x
Andrew D. Lacey      x

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

(C) COMPENSATION

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        LEGG MASON VALUE EQUITY PORTFOLIO
                       LEGG MASON CAPITAL MANAGEMENT, INC.

    (A)(1)
   PORTFOLIO
   MANAGER'S                                                              (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
     NAME        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
 (AS LISTED IN   CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
  PROSPECTUS)    WITHIN EACH CATEGORY                                     PERFORMANCE OF THE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                          (A)                 (B)                                  (A)                  (B)
                      REGISTERED         OTHER POOLED                           REGISTERED         OTHER POOLED
                      INVESTMENT          INVESTMENT            (C)             INVESTMENT
INVESTMENT            (C)
                      COMPANIES            VEHICLES       OTHER ACCOUNTS        COMPANIES
VEHICLES       OTHER ACCOUNTS
                 ------------------  ------------------  -----------------  -----------------  ---------
-------  -----------------
                 NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL   NUMBER OF  TOTAL   NUMBER OF
TOTAL   NUMBER OF  TOTAL
                 ACCOUNTS    ASSETS  ACCOUNTS    ASSETS  ACCOUNTS   ASSETS  ACCOUNTS   ASSETS  ACCOUNTS
ASSETS  ACCOUNTS   ASSETS
                 ---------  -------  ---------  -------  ---------  ------  ---------  ------  ---------
-------  ---------  ------

Mary Chris Gay*      6        $3.2      20        $9         0        0         0         0        1
$311    0            0
                            billion             billion                                                   million

* Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

          The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

(B)  COMPENSATION

          The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

          The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Mary Chris Gay      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.

(A)(1)
PORTFOLIO
MANAGER'S                                                                 (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME             (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
(AS LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)      WITHIN EACH CATEGORY                                     PERFORMANCE OF THE ACCOUNT
---------------  -------------------------------------------------------
-----------------------------------------------------
                         (A)                 (B)                                 (A)               (B)
                     REGISTERED         OTHER POOLED                         REGISTERED       OTHER POOLED
                     INVESTMENT          INVESTMENT           (C)            INVESTMENT
INVESTMENT             (C)
                     COMPANIES            VEHICLES      OTHER ACCOUNTS       COMPANIES          VEHICLES
OTHER ACCOUNTS
                 -----------------  -----------------  -----------------  ----------------  ----------------
-----------------
                  NUMBER             NUMBER             NUMBER             NUMBER            NUMBER
NUMBER
                    OF     TOTAL       OF     TOTAL       OF     TOTAL       OF     TOTAL      OF     TOTAL
OF     TOTAL
                 ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
                 --------  -------  --------  -------  --------  -------  --------  ------  --------  ------
--------  -------

Robert C. Jones     66     $24,207     42     $19,122    641     $71,742     0        $0       0        $0
47     $14,373
                           million            million
million                                                million

Melissa Brown       66     $24,207     42     $19,122    641     $71,742     0        $0       0        $0
47     $14,373
                           million            million
million                                                million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Goldman Sachs Asset Management, L.P. ("GSAM")'s s Portfolio Managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for compliance with these policies.

(B)  COMPENSATION

GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     .    Individual performance (relative, absolute)

     .    Team Performance (relative, absolute)

     .    Consistent performance that aligns with clients' objectives

     .    Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a
------------------
number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

(C) OWNERSHIP OF SECURITIES(1) SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Robert C. Jones     X

Melissa Brown       X

DUE TO GSAM'S INTERNAL POLICIES, GSAM PORTFOLIO MANAGERS ARE GENERALLY PROHIBITED FROM PURCHASING SHARES OF SUB-ADVISED FUNDS FOR WHICH THEY HAVE PRIMARY RESPONSIBILITY.

The Advisers have provided the Portfolio with the following information regarding each Portfolio's portfolio managers identified in the Portfolio's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                             HARRIS ASSOCIATES L.P.

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS
LISTED IN    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)  ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------  -------------------------------------------------------------------------------
                       (A)                          (B)
                REGISTERED INVESTMENT           OTHER POOLED                   (C)
                      COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
             -------------------------  ------------------------  ------------------------
              NUMBER                     NUMBER                    NUMBER
                OF                         OF                        OF
             ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
             --------  ---------------  --------  --------------  --------  --------------
David G.         9     $14,091,404,576     2      $1,944,759,237      13    $3,487,443,011
Herro

Robert A.        2     $ 3,437,946,413     2      $  552,042,275      8     $1,264,886,736
Taylor

(A)(1)
PORTFOLIO
MANAGER'S    (a)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME (AS     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
LISTED IN    RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)  PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------
                     (A)              (B)
                 REGISTERED      OTHER POOLED
                 INVESTMENT       INVESTMENT           (C)
                 COMPANIES         VEHICLES       OTHER ACCOUNTS
             ----------------  ----------------  ----------------
              NUMBER            NUMBER            NUMBER
                OF     TOTAL      OF      TOTAL     OF      TOTAL
             ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
             --------  ------  --------  ------  --------  -------
David G.         0       $0       0        $0        0       $0
Herro

Robert A.        0       $0       0        $0        0       $0
Taylor

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------


David G. Herro        X
Robert A. Taylor      X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

(C) COMPENSATION

David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:

     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                              JANUS FORTY PORTFOLIO
                          JANUS CAPITAL MANAGEMENT LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
PROSPECTUS)  WITHIN EACH CATEGORY
-----------  ----------------------------------------------------------
                       (A)                        (B)
                    REGISTERED                OTHER POOLED
                    INVESTMENT                 INVESTMENT                   (C)
                     COMPANIES                  VEHICLES               OTHER ACCOUNTS
             -------------------------  ------------------------  -----------------------
              NUMBER                     NUMBER                    NUMBER
                OF                         OF                        OF
             ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
             --------  ---------------  --------  --------------  --------  -------------
Scott            16    $14,161,873,672      1     $35,653,708         10    $259,529,465
Schoelzel

(A)(1)
PORTFOLIO
MANAGER'S    (A)(3) FOR EACH OF THE CATEGORIES IN(a)(2) NUMBER OF
NAME (AS     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
LISTED IN    RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)  PERFORMANCE OF THE ACCOUNT
-----------  -------------------------------------------------------
                     (A)               (B)
                 REGISTERED        OTHER POOLED
                 INVESTMENT         INVESTMENT            (C)
                  COMPANIES          VEHICLES        OTHER ACCOUNTS
             -----------------  -----------------  -----------------
             NUMBER OF  TOTAL   NUMBER OF  TOTAL   NUMBER OF   TOTAL
              ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS   ASSETS
             ---------  ------  ---------  ------  ---------  ------
Scott            0       $0        0         $0       0         $0
Schoelzel

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

(B) COMPENSATION

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2006.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Scott Schoelzel       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                             LORD, ABBETT & CO. LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                    (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY    ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH        RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  CATEGORY                                                        PERFORMANCE OF THE ACCOUNT
-----------  --------------------------------------------------------------
-----------------------------------------------------
                                             (B)                                    (A)               (B)
                       (A)              OTHER POOLED                            REGISTERED       OTHER POOLED
              REGISTERED INVESTMENT      INVESTMENT              (C)            INVESTMENT
INVESTMENT            (C)
                    COMPANIES             VEHICLES         OTHER ACCOUNTS        COMPANIES         VEHICLES
OTHER ACCOUNTS
             ----------------------  ------------------  ------------------  ----------------  ----------------
----------------
              NUMBER                  NUMBER              NUMBER              NUMBER            NUMBER
NUMBER
                OF                      OF       TOTAL      OF       TOTAL      OF      TOTAL     OF
TOTAL     OF      TOTAL
             ACCOUNTS  TOTAL ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
             --------  ------------  --------  --------  --------  --------  --------  ------  --------  ------
--------  ------

CHRISTOPHER
   J. TOWLE     14       $12,567.4       3     $1,160.9    4,319   $2,323.9      0       $0        0
$0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

CHRISTOPHER
   J. TOWLE         X

                           MET INVESTORS SERIES TRUST
                         LORD GROWTH & INCOME PORTFOLIO
                             LORD, ABBETT & CO. LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY     ACCOUNTS AND THE TOTAL ASSETS IN
MILLIONS IN THE
LISTED IN      AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS                 ACCOUNTS WITH RESPECT TO WHICH
THE ADVISORY FEE IS
PROSPECTUS)    MANAGED WITHIN EACH CATEGORY                                     BASED ON THE PERFORMANCE OF THE
ACCOUNT
-------------  ---------------------------------------------------------------
----------------------------------------------------
                                               (B)                                     (A)               (B)
                         (A)              OTHER POOLED                             REGISTERED       OTHER POOLED
                REGISTERED INVESTMENT      INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                      COMPANIES             VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
               ----------------------  ------------------  -------------------  ----------------
----------------  ----------------
                NUMBER                  NUMBER              NUMBER               NUMBER
NUMBER            NUMBER
                  OF                      OF       TOTAL      OF       TOTAL       OF      TOTAL     OF
TOTAL     OF      TOTAL
               ACCOUNTS  TOTAL ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS    ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
               --------  ------------  --------  --------  --------  ---------  --------  ------  --------
------  --------  ------

ELI SALZMANN      10      $24,676.8        9      $791.8    45,123*  $19,032.7*     0       $0        0
$0        0       $0
SHOLOM DINSKY     10      $24,676.8        9      $791.8    45,123*  $19,032.7*     0       $0        0
$0        0       $0

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $262.9 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

ELI SALZMANN         X
SHOLOM DINSKY        X

                           MET INVESTORS SERIES TRUST
                          LORD MID-CAP VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY     ACCOUNTS AND THE TOTAL ASSETS IN
MILLIONS IN THE
LISTED IN      AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS MANAGED         ACCOUNTS WITH RESPECT TO WHICH
THE ADVISORY FEE IS
PROSPECTUS)    WITHIN EACH CATEGORY                                             BASED ON THE PERFORMANCE OF THE
ACCOUNT
-------------  ---------------------------------------------------------------
----------------------------------------------------
                                               (B)                                     (A)               (B)
                         (A)              OTHER POOLED                             REGISTERED       OTHER POOLED
                REGISTERED INVESTMENT      INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                      COMPANIES             VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
               ----------------------  ------------------  -------------------  ----------------
----------------  ----------------
                NUMBER                  NUMBER              NUMBER               NUMBER
NUMBER            NUMBER
                  OF                      OF       TOTAL      OF       TOTAL       OF      TOTAL     OF
TOTAL     OF      TOTAL
               ACCOUNTS  TOTAL ASSETS  ACCOUNTS   ASSETS   ACCOUNTS    ASSETS   ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
               --------  ------------  --------  --------  --------  ---------  --------  ------  --------
------  --------  ------

EDWARD VON
   DER LINDE      11       $14,397.8       1      $ 35.5    3,106     $1,853.2               $        $
$                 $
HOWARD HANSEN     12       $16,797.7       2      $266.3    3,117*    $2,688.1*              $        $
$                 $

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $451.2 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

EDWARD VON DER LINDE    X
HOWARD HANSEN           X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

(C) COMPENSATION

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
                         LOOMIS, SAYLES & COMPANY, L.P.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)       ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------------  ----------------------------------------------------------------------------
                                                        (B)
                              (A)                  OTHER POOLED
                     REGISTERED INVESTMENT          INVESTMENT                 (C)
                           COMPANIES                 VEHICLES             OTHER ACCOUNTS
                  -------------------------  ----------------------  -------------------------
                   NUMBER                     NUMBER                  NUMBER
                     OF                         OF                      OF
                  ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS    TOTAL ASSETS
                  --------  ---------------  --------  ------------  --------  ---------------
Mark B. Baribeau     11     $ 4,101,757,891      7     $737,627,857     173    $ 6,391,958,050
Daniel J Fuss        12     $18,062,317,959      4     $294,470,978      84    $10,397,354,943
Warren Koontz         3     $   213,242,192      0     $          0      95    $ 1,613,150,666
David Rolley          3     $ 1,362,098,764     10     $937,696,788      81    $ 9,407,204,736

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(3) FOR EACH OF THE CATEGORIES IN (A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN     AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------------
                          (A)
                      REGISTERED              (B)
                      INVESTMENT         OTHER POOLED                 (C)
                       COMPANIES      INVESTMENT VEHICLES       OTHER ACCOUNTS
                  ----------------  ----------------------  ----------------------
                   NUMBER            NUMBER                  NUMBER
                     OF      TOTAL     OF                      OF
                  ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------  --------  ------------  --------  ------------
Mark B. Baribeau      0       $0        1     $136,390,639      0     $          0
Daniel J Fuss         0       $0        0     $          0      4     $774,558,003
Warren Koontz         0       $0        0     $          0      0     $          0
David Rolley          0       $0        1     $ 87,055,664      5     $652,984,636

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

(B) COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Executive Vice President and Vice Chairman. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above.

EQUITY MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS. Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     . upon retirement a participant will receive a multi-year payout for his or her vested units;

     . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Mark B. Baribeau     X
Daniel J. Fuss       X
Warren Koontz        X
David Rolley         X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
   MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio,
                      MetLife Balanced Strategy Portfolio,
    MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio
                    (together "Asset Allocation Portfolios")

(A)(1)
PORTFOLIO
MANAGER'S                                                                      (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME             (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY  ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN    AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH      RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)      CATEGORY                                                      PERFORMANCE OF THE ACCOUNT
---------------  ------------------------------------------------------------
----------------------------------------------------
                                                  (B)                                  (A)              (B)
                            (A)              OTHER POOLED                          REGISTERED      OTHER POOLED
                   REGISTERED INVESTMENT      INVESTMENT            (C)            INVESTMENT
INVESTMENT             (C)
                         COMPANIES             VEHICLES       OTHER ACCOUNTS        COMPANIES
VEHICLES        OTHER ACCOUNTS
                 ------------------------  ----------------  ----------------  ----------------
----------------  ----------------
                  NUMBER                    NUMBER            NUMBER            NUMBER
NUMBER            NUMBER
                    OF                        OF      TOTAL     OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
                 ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                 --------  --------------  --------  ------  --------  ------  --------  ------  --------
------  --------  ------

Elizabeth M.
Forget               5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
Alan Leland          5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
Darell A. Olson      5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
John F. Guthrie      5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
Thomas C.
McDevitt             5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

(B) COMPENSATION

The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


                                                                                                                 OVER
PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  ----------------------------

Elizabeth M. Forget    X
Alan Leland            X
Darell A. Olson        X
John F. Guthrie        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    MFS (R) EMERGING MARKETS EQUITY PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

(A)(1)
PORTFOLIO
MANAGER'S                                                                (A)(3) FOR EACH OF THE CATEGORIES IN
(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS               RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  MANAGED WITHIN EACH CATEGORY                                PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------------
-------------------------------------------------------
                     (A)                 (B)                                     (A)                (B)
                 REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                 INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT             (C)
                  COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES          VEHICLES
OTHER ACCOUNTS
             ------------------  ------------------  ------------------  -----------------  -----------------
-----------------
             NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL   NUMBER OF  TOTAL
NUMBER OF   TOTAL
             ACCOUNTS   ASSETS*  ACCOUNTS    ASSETS  ACCOUNTS    ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
ACCOUNTS   ASSETS
             ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------  ------
---------  ------

Nicholas D.             $1.6                $151.2              $7.1
Smithie          5      billion      2      million      1      million      0        $0        0
$0        0        $0

*    Includes the portfolio
     (A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Nicholas D. Smithie    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    MFS (R) RESEARCH INTERNATIONAL PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

(A)(1)
PORTFOLIO
MANAGER'S                                                                (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED                     ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    WITHIN EACH CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS   RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  MANAGED WITHIN EACH CATEGORY                                PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------------
--------------------------------------------------------
                     (A)                 (B)                                     (A)                (B)
                 REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                 INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT             (C)
                  COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES          VEHICLES
OTHER ACCOUNTS
             ------------------  ------------------  ------------------  -----------------  -----------------
------------------
             NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL   NUMBER OF  TOTAL
NUMBER OF   TOTAL
             ACCOUNTS   ASSETS*  ACCOUNTS    ASSETS  ACCOUNTS    ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
ACCOUNTS    ASSETS
             ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------  ------
---------  -------

Jose Luis               $6.1                $608.6
$3.8                                                      $1.8
Garcia           6      billion      1      million      9      million      0        $0        0
$0        2      billion

Thomas                  $7.9                $977.2
$3.8                                                      $1.8
Melendez         7      billion      2      million      8      billion      0        $0        0
$0        2      billion

*    Includes the Portfolio
     (A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Jose Luiz Garcia      X
Thomas Melendez       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             MFS (R) VALUE PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

(A)(1) PORTFOLIO
MANAGER'S                                                                     (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)       WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------
------------------------------------------------------
                          (A)                 (B)                                     (A)               (B)
                      REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                      INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                       COMPANIES           VEHICLES         OTHER ACCOUNTS        COMPANIES
VEHICLES       OTHER ACCOUNTS
                  ------------------  ------------------  ------------------  -----------------
-----------------  ----------------

NUMBER
                  NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL  NUMBER OF
TOTAL     OF      TOTAL
                   ACCOUNTS  ASSETS*   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS   ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                  ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------
------  --------  ------

Steven R. Gorham      21     $35          2      $1.2         23     $9.1         0        $0        0
$0       0        $0
                             billion             billion             billion
Nevin P.              21     $21          2      $1.2         23     $9.1         0        $0        0
$0       0        $0
Chitkara**                   billion             billion             billion

*    Includes the portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B)  COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Steven R. Gorham    X
Nevin P. Chitkara   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          VAN KAMPEN COMSTOCK PORTFOLIO

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
PROSPECTUS)       WITHIN EACH CATEGORY
----------------  ------------------------------------------------------------------
                          (A)                         (B)
                      REGISTERED                 OTHER POOLED
                      INVESTMENT                  INVESTMENT              (C)
                       COMPANIES                   VEHICLES         OTHER ACCOUNTS
                  --------------------------  ------------------  ------------------
                  NUMBER OF       TOTAL       NUMBER OF   TOTAL   NUMBER OF   TOTAL
                   ACCOUNTS       ASSETS       ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
                  ---------  ---------------  ---------  -------  ---------  -------
R. Robert Baker       17     $31,114,757,636      2      $1.1        16,263  $3.2
                                                         billion             billion
Jason S. Leder        15     $30,697,655,132      2      $1.1        16,263  $3.2
                                                         billion             billion
Kevin C. Holt         16     $31,006,290,856      2      $1.1        16,263  $3.2
                                                         billion             billion

(A)(1) PORTFOLIO
MANAGER'S         (a)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)       PERFORMANCE OF THE ACCOUNT
----------------  ------------------------------------------------------
                          (A)               (B)
                      REGISTERED        OTHER POOLED
                      INVESTMENT         INVESTMENT            (C)
                      COMPANIES           VEHICLES       OTHER ACCOUNTS
                  (SEE FOOTNOTE II)  (SEE FOOTNOTE II)  (SEE FOOTNOTE II)
                  -----------------  -----------------  ----------------
                                                         NUMBER
                  NUMBER OF   TOTAL  NUMBER OF   TOTAL     OF      TOTAL
                   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                  ---------  ------  ---------  ------  --------  ------
R. Robert Baker       0        $0        0        $0       0       $0

Jason S. Leder        0        $0        0        $0       0       $0

Kevin C. Holt         0        $0        0        $0       0       $0

                           MET INVESTORS SERIES TRUST
                       VAN KAMPEN MID-CAP GROWTH PORTFOLIO
                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
PROSPECTUS)       WITHIN EACH CATEGORY
-----------------  -----------------------------------------------------------------------------
                              (A)                       (B)
                           REGISTERED          OTHER POOLED INVESTMENT            (C)
                      INVESTMENT COMPANIES            VEHICLES              OTHER ACCOUNTS
                   -------------------------  ------------------------  ------------------------
                    NUMBER                     NUMBER                    NUMBER
                      OF                         OF                        OF
                   ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   --------  ---------------  --------  --------------  --------  --------------
Dennis Lynch          31     $16,663,990,644      5     $1,029,950,840    8,762   $2,199,648,631
David Cohen           32     $16,280,096,192      4     $1,017,849,273    8,760   $2,099,477,839
Sam Chainani          32     $16,280,096,192      4     $1,017,849,273    8,760   $2,099,477,839
Alexander Norton      31     $16,663,990,644      4     $1,017,849,273    8,760   $2,099,477,839

(A)(1)
PORTFOLIO
MANAGER'S          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME               ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
(AS LISTED IN      TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)        PERFORMANCE OF THE ACCOUNT
-----------------   ------------------------------------------------------------
                               (A)                   (B)
                           REGISTERED           OTHER POOLED
                           INVESTMENT            INVESTMENT            (C)
                            COMPANIES             VEHICLES       OTHER ACCOUNTS
                    ------------------------  ----------------  ----------------
                     NUMBER                    NUMBER            NUMBER
                       OF                        OF      TOTAL     OF      TOTAL
                    ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                    --------  --------------  --------  ------  --------  ------
Dennis Lynch            0           $0            0       $0       0        $0
David Cohen             0           $0            0       $0       0        $0
Sam Chainani            0           $0            0       $0       0        $0
Alexander Norton        0           $0            0       $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(B) COMPENSATION Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

..    Cash Bonus.

..    Morgan Stanley's Long Term Incentive Compensation awards-- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

..    Investment Management Alignment Plan (IMAP) awards-- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

..    Voluntary Deferred Compensation Plans-- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

..    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

..    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

..    Contribution to the business objectives of the Sub-Adviser.

..    The dollar amount of assets managed by the portfolio manager.

..    Market compensation survey research by independent third parties.

..    Other qualitative factors, such as contributions to client objectives.

..    Performance of Morgan Stanley and Morgan Stanley Investment Management, and
     the overall performance of the investment team(s) of which the portfolio manager is a member.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Dennis Lynch        X
David Cohen         X
Sam Chainani        X
Alexander Norton    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                        NEUBERGER BERMAN MANAGEMENT, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER
NAME (AS                                                                        OF ACCOUNTS AND THE TOTAL ASSETS
IN THE ACCOUNTS
LISTED IN   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND    WITH RESPECT TO WHICH THE
ADVISORY FEE IS BASED ON
PROSPECTUS) THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY       THE PERFORMANCE OF THE ACCOUNT
----------- ------------------------------------------------------------------
----------------------------------------------------
                                                                                      (A)               (B)
                       (A)                      (B)                                REGISTERED       OTHER POOLED
              REGISTERED INVESTMENT        OTHER POOLED              (C)           INVESTMENT
INVESTMENT            (C)
                   COMPANIES            INVESTMENT VEHICLES    OTHER ACCOUNTS      COMPANIES
VEHICLES       OTHER ACCOUNTS
            -------------------------  ---------------------  ----------------- ----------------
----------------  ----------------
             NUMBER                     NUMBER                 NUMBER            NUMBER
NUMBER            NUMBER
               OF                         OF        TOTAL        OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
            ACCOUNTS    TOTAL ASSETS   ACCOUNTS    ASSETS     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
            --------  ---------------  --------  -----------  --------  ------- --------  ------  --------
------  --------  ------

Steven         5            $5.37         0           $0        190      $455     0         $0      0
$0        0        $0
Brown                       billion                                     million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(B) COMPENSATION

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-      OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
Steven Brown        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                          MET INVESTORS SERIES TRUST
                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                             OPPENHEIMER FUNDS, INC.


(a)(1) Portfolio
   Manager's
    Name (as
   listed in      (a)(2) Number of other accounts managed within each category and
  Prospectus)      the total assets in the accounts managed within each category
------------------------------------------------------------------------------------
                             (A)                   (B)
                         Registered             Other Pooled            (C)
                         Investment              Investment            Other
                          Companies               Vehicles            Accounts*
                 -------------------------------------------------------------------
                  Number                      Number                 Number
                    of                          of                     of    Total
                 Accounts    Total Assets    Accounts Total Assets  Accounts Assets
-                -------------------------------------------------------------------
  Marc Baylin       6     $12,725,458,880.63    1     $7,647,282.76    0      $0

(a)(1) Portfolio
   Manager's       (a)(3) For each of the categories in (a)(2)
    Name (as     Number of accounts and the total assets in the
   listed in     accounts with respect to which the advisory fee is
  Prospectus)        based on the performance of the account
-------------------------------------------------------------------
                       (A)                  (B)
                    Registered          Other Pooled       (C)
                    Investment          Investment       Other
                     Companies          Vehicles        Accounts
                 --------------------------------------------------
                  Number             Number          Number
                    of       Total     of    Total     of    Total
                 Accounts    Assets Accounts Assets Accounts Assets
-                --------------------------------------------------
  Marc Baylin

  * Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

(B) COMPENSATION

The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

     Portfolio            $1-   $10,001- $50,001- $100,001- $500,001-     over
      Manager      none $10,000 $ 50,000 $100,000 $500,000  $1,000,000 $1,000,000
  ---------------  ---- ------- -------- -------- --------- ---------- ----------
  Marc Baylin       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          PIMCO TOTAL RETURN PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
PROSPECTUS)       TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------------  -----------------------------------------------------------------------
                            (A)                     (B)
                   REGISTERED INVESTMENT  OTHER POOLED INVESTMENT            (C)
                         COMPANIES                VEHICLES              OTHER ACCOUNTS
                  ----------------------  -----------------------  ----------------------
                   NUMBER                  NUMBER                   NUMBER
                     OF                      OF                       OF
                  ACCOUNTS  TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------------  --------  -------------  --------  ------------
Pasi Hamalainen      10      $7,623.65        6        $753.07        178     $35,384.14

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN     AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------------
                         (A)                 (B)
                     REGISTERED          OTHER POOLED
                     INVESTMENT           INVESTMENT               (C)
                     COMPANIES             VEHICLES           OTHER ACCOUNTS
                  ----------------  ----------------------  ----------------------
                   NUMBER            NUMBER                  NUMBER
                     OF      TOTAL     OF                      OF
                  ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------  --------  ------------  --------  ------------
Pasi Hamalainen       0       $0        1        $54.11        10       $7,140.20

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
Pasi Hamalainen     X

                           MET INVESTORS SERIES TRUST
                    PIMCO INFLATION PROTECTED BOND PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
PROSPECTUS)       TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------------  -----------------------------------------------------------------------
                           (A)                     (B)
                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT            (C)
                        COMPANIES                VEHICLES              OTHER ACCOUNTS
                  ----------------------  -----------------------  ----------------------
                   NUMBER                  NUMBER                   NUMBER
                     OF                      OF                       OF
                  ACCOUNTS  TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------------  --------  -------------  --------  ------------
John B.
Brynjolfsson         17      $35,067.82      18       $2,706.75       33       $7,981.87

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN     AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------------
                        (A)                 (B)
                    REGISTERED          OTHER POOLED
                    INVESTMENT           INVESTMENT               (C)
                    COMPANIES             VEHICLES           OTHER ACCOUNTS
                  ----------------  ----------------------  ----------------------
                   NUMBER            NUMBER                  NUMBER
                     OF      TOTAL     OF                      OF
                  ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------  --------  ------------  --------  ------------
John B.
Brynjolfsson          0       $0        0           $0         8        $3,694.80

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                           $500,001-      OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
John B.
Brynjolfsson        X

(C) DESCRIPTION OF ANY MATERIAL CONFLICTS

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(D) COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

     . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     .    Amount and nature of assets managed by the portfolio manager;

     . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     .    Contributions to asset retention, gathering and client satisfaction;

     .    Contributions to mentoring, coaching and/or supervising; and

     .    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B

Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             PIONEER FUND PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)        AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ---------------------------------------------------------------------------
                              (A)                       (B)
                           REGISTERED          OTHER POOLED INVESTMENT            (C)
                      INVESTMENT COMPANIES            VEHICLES              OTHER ACCOUNTS
                   -------------------------  ------------------------  ----------------------
                    NUMBER                     NUMBER                    NUMBER
                      OF                         OF                        OF
                   ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS
                   --------  ---------------  --------  --------------  --------  ------------
John A. Carey         10     $11,454,393,000      3     $1,883,897,000      2     $184,145,000

Walter Hunnewell,     10     $11,454,393,000      3     $1,883,897,000      2     $184,145,000
Jr.

(A)(1) PORTFOLIO   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
MANAGER'S NAME     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
(AS LISTED IN      TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)        PERFORMANCE OF THE ACCOUNT
-----------------  ------------------------------------------------------------
                              (A)                   (B)
                          REGISTERED           OTHER POOLED
                          INVESTMENT            INVESTMENT            (C)
                           COMPANIES             VEHICLES       OTHER ACCOUNTS
                   ------------------------  ----------------  ----------------
                    NUMBER                    NUMBER            NUMBER
                      OF                        OF      TOTAL     OF      TOTAL
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                   --------  --------------  --------  ------  --------  ------
John A. Carey          1     $7,918,558,000      0       $0          0     $0
Walter Hunnewell,      1     $7,918,558,000      0       $0          0     $0
Jr.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
   PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
---------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

John A.                  X
Carey
Walter Hunnewell, Jr.    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       PIONEER STRATEGIC INCOME PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)        AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ---------------------------------------------------------------------------
                              (A)                       (B)
                           REGISTERED          OTHER POOLED INVESTMENT            (C)
                      INVESTMENT COMPANIES            VEHICLES              OTHER ACCOUNTS
                   -------------------------  ------------------------  ----------------------
                    NUMBER                     NUMBER                    NUMBER
                      OF                         OF                        OF
                   ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS
                   --------  ---------------  --------  --------------  --------  ------------
Kenneth J. Taubes     9      $2,967,604,000       2     $1,532,471,000      0     0

(A)(1) PORTFOLIO   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
MANAGER'S NAME     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
(AS LISTED IN      TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)        PERFORMANCE OF THE ACCOUNT
-----------------  ------------------------------------------------------------
                              (A)                   (B)
                          REGISTERED           OTHER POOLED
                          INVESTMENT            INVESTMENT            (C)
                           COMPANIES             VEHICLES       OTHER ACCOUNTS
                   ------------------------  ----------------  ----------------
                    NUMBER                    NUMBER            NUMBER
                      OF                        OF      TOTAL     OF      TOTAL
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                   --------  --------------  --------  ------  --------  ------
Kenneth J. Taubes      0     0                   0       0        0        0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Kenneth J. Taubes   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                            RCM TECHNOLOGY PORTFOLIO
                           RCM CAPITAL MANAGEMENT LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS
LISTED IN    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------  ------------------------------------------------------------------
                                              (B)
                       (A)               OTHER POOLED
              REGISTERED INVESTMENT       INVESTMENT                (C)
                   COMPANIES               VEHICLES           OTHER ACCOUNTS
             ----------------------  --------------------  --------------------
              NUMBER                  NUMBER      TOTAL     NUMBER      TOTAL
                OF     TOTAL ASSETS     OF       ASSETS       OF       ASSETS
             ACCOUNTS   (MILLIONS)   ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
             --------  ------------  --------  ----------  --------  ----------
Walter
Price            8        $1,796        0        $0         26        $216
Huachecn
Chen             8        $1,796        0        $0         19        $223

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
LISTED IN    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)  ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------------------
                      (A)                   (B)
                  REGISTERED           OTHER POOLED
                  INVESTMENT            INVESTMENT               (C)
                   COMPANIES             VEHICLES           OTHER ACCOUNTS
             --------------------  --------------------  --------------------
              NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
                OF       ASSETS       OF       ASSETS       OF       ASSETS
             ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
             --------  ----------  --------  ----------  --------  ----------
Walter
Price            0        0            0        $0           2      $12.5
Huachecn
Chen             0        0            0        $0           0      $   0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

DESCRIPTION OF POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

     . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

(B) COMPENSATION

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program. RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock Appreciation Rights. Key members of RCM's investment staff are allocated Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program.
---------------

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
-----------

Walter Price          X
Huachen Chen          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     T. ROWE PRICE MID CAP GROWTH PORTFOLIO
                         T. ROWE PRICE ASSOCIATES, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                    (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH             ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED           RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  WITHIN EACH CATEGORY                                            PERFORMANCE OF THE ACCOUNT
-----------  --------------------------------------------------------------
----------------------------------------------------
                                                                                   (A)              (B)
                      (A)                    (B)                                REGISTERED      OTHER POOLED
             REGISTERED INVESTMENT      OTHER POOLED             (C)            INVESTMENT
INVESTMENT            (C)
                  COMPANIES          INVESTMENT VEHICLES    OTHER ACCOUNTS       COMPANIES         VEHICLES
OTHER ACCOUNTS
             ----------------------  -------------------  -----------------  ----------------  ----------------
----------------
              NUMBER                    NUMBER             NUMBER             NUMBER            NUMBER
NUMBER
                OF                        OF      TOTAL      OF      TOTAL      OF      TOTAL     OF
TOTAL     OF      TOTAL
             ACCOUNTS  TOTAL ASSETS    ACCOUNTS   ASSETS  ACCOUNTS   ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
             --------  ------------    --------  -------  --------  -------  --------  ------  --------  ------
--------  ------

18               7       $19,072.2        11     $276.9     5       $952.5      0        0        0
0        0         0
                         million                 million            million

* PLEASE NOTE THE INFORMATION ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH T. ROWE PRICE SERVES AS SUBADVISER FOR MET INVESTORS ADVISORY LLC. THE ASSETS HAVE NOT YET BEEN RECONCILED, AND THEREFORE, ARE SUBJECT TO CHANGE.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

(B) COMPENSATION Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Brian Berghuis      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                     THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                           THIRD AVENUE MANAGEMENT LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                  (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
(AS LISTED IN  CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)    WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
-------------  ----------------------------------------------------------
--------------------------------------------------------
                        (A)                 (B)                                  (A)                  (B)
                    REGISTERED         OTHER POOLED                           REGISTERED         OTHER POOLED
                    INVESTMENT          INVESTMENT            (C)             INVESTMENT
INVESTMENT            (C)
                    COMPANIES            VEHICLES       OTHER ACCOUNTS        COMPANIES            VEHICLES
OTHER ACCOUNTS
               ------------------  ------------------  ------------------  -----------------  ------------------
-----------------
               NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL    NUMBER OF  TOTAL   NUMBER OF   TOTAL
NUMBER OF  TOTAL
               ACCOUNTS    ASSETS  ACCOUNTS    ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS  ACCOUNTS    ASSETS
ACCOUNTS   ASSETS
               ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------  -------
---------  ------

Curtis Jensen      4      $4.2        None                   4*   Over $1    N/a                 N/a
N/a
                          billion                                 million
Ian Lapey          6      $1.9           4    $117        None               None                  1     $2
N/a
                          billion             million                                                    million
Kathleen           3      $366           1    $2           N/A                                     1     $2
Crawford                  million             million                                                    million

* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

(B) COMPENSATION Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

(C) OWNERSHIP OF SECURITIES/ii/ SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Curtis Jensen       X
Ian Lapey           X
Kathleen Crawford   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         TURNER MID CAP GROWTH PORTFOLIO
                        TURNER INVESTMENT PARTNERS, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                  (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
(AS LISTED IN  CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)    WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
-------------  ----------------------------------------------------------
---------------------------------------------------------
                       (A)                 (B)                                 (A)                    (B)
                    REGISTERED         OTHER POOLED                          REGISTERED           OTHER POOLED
                    INVESTMENT          INVESTMENT            (C)            INVESTMENT
INVESTMENT            (C)
                    COMPANIES            VEHICLES       OTHER ACCOUNTS       COMPANIES
VEHICLES       OTHER ACCOUNTS
               ------------------  ------------------  ------------------  ------------------  -----------------
------------------
               NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL    NUMBER OF  TOTAL    NUMBER OF  TOTAL
NUMBER OF  TOTAL
               ACCOUNTS    ASSETS  ACCOUNTS    ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
ACCOUNTS   ASSETS
               ---------  -------  ---------  -------  ---------  -------  ---------  -------  ---------  ------
---------  -------

Christopher        19      $3.9        33       $691       77      $5.5        3        $817       0
$0         5      $240
McHugh                    billion             million             billion
million                                million
Jason              13      $2.9        26       $501       55      $2.9        1        $24        0
$0         5      $240
Schrotberger              billion             million             billion
million                                million
Tara Hedlund        9      $2.5        22       $413       18      $957        1        $24        0
$0         2      $121
                          billion             million             million
million                                million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(B)  COMPENSATION

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Christopher McHugh   X
Jason Schrotberger   X
Tara Hedlund         X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                          WESTERN ASSET MANAGEMENT CO.

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS
LISTED IN   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
PROSPECTUS) THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------- ----------------------------------------------------------------------------------

                       (A)                          (B)
              REGISTERED INVESTMENT            OTHER POOLED                       (C)
                   COMPANIES                INVESTMENT VEHICLES             OTHER ACCOUNTS
            --------------------------  --------------------------  --------------------------
             NUMBER                      NUMBER                      NUMBER
               OF                          OF           TOTAL          OF           TOTAL
            ACCOUNTS    TOTAL ASSETS    ACCOUNTS       ASSETS       ACCOUNTS       ASSETS
            --------  ----------------  --------  ----------------  --------  ----------------
S. Kenneth
Leech          134    $101,672,051,911    119     $125,569,214,103     953     274,000,744,331
Stephen A.
Walsh          134    $101,672,051,911    119     $125,569,214,103     953     274,000,744,331
Carl L.
Eichstaedt      15    $  4,167,534,232      1     $    333,971,709      99    $ 22,987,499,509
Edward A.
Moody            3    $    698,068,195      1     $     51,626,641     109    $ 19,929,991,008
Mark S.
Lindbloom        8    $  3,177,084,946      4          353,548,697      23       4,689,457,296

(A)(1)
PORTFOLIO
MANAGER'S   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER
NAME (AS    OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS
LISTED IN   WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON
PROSPECTUS) THE PERFORMANCE OF THE ACCOUNT
----------- -------------------------------------------------------------
                  (A)               (B)
               REGISTERED       OTHER POOLED
               INVESTMENT        INVESTMENT                (C)
               COMPANIES          VEHICLES           OTHER ACCOUNTS
            ----------------  ----------------  -------------------------
             NUMBER            NUMBER            NUMBER
               OF      TOTAL     OF      TOTAL     OF          TOTAL
            ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS      ASSETS
            --------  ------  --------  ------  --------  ---------------
S. Kenneth
Leech           0        $0       0       $0       96     $31,138,791,430
Stephen A.
Walsh           0        $0       0       $0       96     $31,138,791,430
Carl L.
Eichstaedt      0        $0       0       $0        2     $ 1,070,799,719
Edward A.
Moody           0        $0       0       $0       10     $ 3,093,605,875
Mark S.
Lindbloom       0        $0       0       $0        2       1,020,908,948

NOTE: THE NUMBERS ABOVE REFLECT THE OVERALL NUMBER OF PORTFOLIOS MANAGED BY WESTERN ASSET. MR. LEECH AND MR. WALSH ARE INVOLVED IN THE MANAGEMENT OF ALL THE FIRM'S PORTFOLIOS, BUT THEY ARE NOT SOLELY RESPONSIBLE FOR PARTICULAR PORTFOLIOS. WESTERN'S INVESTMENT DISCIPLINE EMPHASIZES A TEAM APPROACH THAT COMBINES THE EFFORTS OF GROUPS OF SPECIALISTS WORKING IN DIFFERENT MARKET SECTORS. THE INDIVIDUALS THAT HAVE BEEN IDENTIFIED ARE RESPONSIBLE FOR OVERSEEING IMPLEMENTATION OF THE FIRM'S OVERALL INVESTMENT IDEAS AND COORDINATING THE WORK OF THE VARIOUS SECTOR TEAMS. THIS STRUCTURE ENSURES THAT CLIENT PORTFOLIOS BENEFIT FROM A CONSENSUS THAT DRAWS ON THE EXPERTISE OF ALL TEAM MEMBERS.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(B) COMPENSATION

With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
-----------

S. Kenneth Leech      X
Stephen A. Walsh      X
Carl L. Eichstaedt    X
Edward A. Moody       X
Mark S. Lindbloom     X

----------

The Adviser has provided the Trust with the following information regarding the Rainier Large Cap Equity Portfolio's portfolio managers identified in the Portfolio's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of June 30, 2007 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of June 30, 2007. As of June 30, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

--------------------------------------------------------------------------------
                           Met Investors Series Trust
                       Rainier Large Cap Equity Portfolio
                       Rainier Investment Management, Inc.
-------------------------------------------------------------------------------
------------------------ ------------------------------------------------------



                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
                      CATEGORY AND THE TOTAL ASSETS IN MILLIONS IN THE
                      ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    ------------------------------------------------------------
                             (A)                 (B)
                          REGISTERED       OTHER POOLED INVESTMENT
                         INVESTMENT                                   (C)
                          COMPANIES             VEHICLES         OTHER ACCOUNTS
 (A)(1) PORTFOLIO -------------------- ----------------- ---------------------
  MANAGER'S NAME      NUMBER OF  TOTAL   NUMBER OF   TOTAL    NUMBER OF  TOTAL
  AS LISTED IN        ACCOUNTS   ASSETS  ACCOUNTS    ASSETS   ACCOUNTS   ASSETS
  PROSPECTUS)
------------------   --------   ------- --------   ------   --------   -------
James R. Margard        5        $6,510     0        n/a       131    $7,014
                                                                       million
Daniel M. Brewer        5        $6,510     0        n/a       131    $7,014
                                                                       million

Mark W. Broughton       5        $6,510     0        n/a       131    $7,014
                                                                       million

Stacie L. Cowell        5        $6,510     0        n/a       131    $7,014
                                                                       million

Mark H. Dawson          5        $6,510     0        n/a       131    $7,014
                                                                       million

Peter M. Musser         5        $6,510     0       n/a        131    $7,014
                                                                       million
                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS
                     WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                    ---------------------------------------------------------
------------------------------------------------------------
                             (A)                 (B)
                          REGISTERED       OTHER POOLED INVESTMENT
                         INVESTMENT                                   (C)
                          COMPANIES             VEHICLES         OTHER ACCOUNTS
 (A)(1) PORTFOLIO -------------------- ----------------- ---------------------
  MANAGER'S NAME      NUMBER OF  TOTAL   NUMBER OF   TOTAL    NUMBER OF  TOTAL
  AS LISTED IN        ACCOUNTS   ASSETS  ACCOUNTS    ASSETS   ACCOUNTS   ASSETS
  PROSPECTUS)
------------------   --------   ------- --------   ------   --------   -------


James R. Margard        None     None       None     None       None     None
Daniel M. Brewer        None     None       None     None       None     None
Mark W. Broughton       None     None       None     None       None     None
Stacie L. Cowell        None     None       None     None       None     None
Mark H. Dawson          None     None       None     None       None     None
Peter M. Musser         None     None       None     None       None     None






(a)(4) Ownership of Securities see attached list of insurance products offered by MetLife.


  PORTFOLIO                                                         $100,001-   $500,001-     OVER
   MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000   $500,000  $1,000,000  $1,000,000
- -------------  ----  ----------  ---------------  ----------------  ---------  ----------  ----------
James R.
Margard         X

Daniel M.       X
Brewer

Mark W.         X
Broughton

Stacie L.       X
Cowell

Mark H.         X
Dawson

Peter M.        X
Musser




(b) Description of any material conflicts:

The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser's revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser aggregates orders of the portfolios it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.



(c) Compensation

All portfolio managers are compensated by the Portfolio's Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on number of Rainier Management shares owned. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus based on the employee's contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee's teamwork, constructive attitude and other contributions to the Adviser's business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager's contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

                           MET INVESTORS SERIES TRUST


                              Batterymarch Mid-Cap
                                 Stock Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2006

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

During the twelve month period ending December 31, 2006, the Batterymarch Mid-Cap Stock Portfolio returned 5.67% versus 10.32% for the S&P MidCap 400(R) Index.

YOUR PORTFOLIO

The impact of both stock selection and sector allocation were negative, for much of the period, albeit mixed on the sector level. Stock selection was especially strong in the consumer services, financial services - diversified and materials sectors, but not sufficient to offset negative selection in sectors like technology. Sector allocation detracted from performance overall, most notably overweights in energy and energy services.

The Portfolio's performance shortfall for the period occurred for the most part during the third quarter; our stock selection model had a particularly negative top-to-bottom quintile spread in August in an environment that did not reward fundamentals. In the last quarter, our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall, as well as for all but the expectations and technical dimensions.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price-to-earnings ratio and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

Global equity markets had positive returns for the second half of the year as worries about US interest rate hikes and rising oil prices that had persisted in the first half of the year dissipated. Better-than-expected home sales during the fourth quarter suggested that the housing slump may soon bottom out. While encouraging economic data at year-end left some investors worried about the diminishing prospects for near-term interest rate cuts in the US, oil and gas prices ended the year in a dramatic decline, helping to push US consumer confidence to its highest level since April.

Interestingly, of all the dimensions within our stock selection model, cash flow had the most positive top-to-bottom quintile spread for the year, potentially as a result of private equity activity. The year saw numerous mergers, acquisitions and private equity deals, but many takeover and consolidation candidates were names that our stock selection model did not find attractive. As a systematic manager seeking alpha through a disciplined process grounded in fundamental analysis, we like many active managers found the environment challenging. Our process requires a stock to rank attractively relative to its peers across each of the dimensions in our model and thus favors companies with sustained growth in cash flow and earnings, reasonable stock valuations, favorable forward prospects and positive technical price patterns.

The leading sectors within the benchmark for the year were telecommunications and real estate. The consumer cyclicals, energy, health care--services and health care sectors all posted negative returns for the year. Many health-care oriented names underperformed due to concerns that the Democratic election victory would result in a more adversarial stance towards the healthcare providers, pharmaceutical companies and managed-care operators than would be the case under Republican control.

OUTLOOK

The consensus economic forecast for the US anticipates continued growth in 2007 as the economy shakes off slowdowns in housing and manufacturing and as the US Federal Reserve begins to reduce interest rates. While many investors expect a rate cut by mid-year, this view does not appear to be unanimous. The decline in the US dollar is expected to continue or even accelerate.

The current positioning of our portfolios anticipates moderating but continuing growth in global economies. The US market continues to offer many attractive stocks with solid fundamentals and strong prospects across sectors, with some of the best opportunities in sectors that are not dependent upon consumer discretionary spending.

INVESTMENT RESEARCH UPDATE

The US Team introduced four factors during the third quarter. The first is a book to price measure which excludes intangibles, primarily goodwill, from book value. The second is an enhanced version of Tobin's Q ratio and examines a company's financial claims against the replacement value of its assets. The third compares historic cash flow patterns to Wall Street cash flow forecasts. Finally, a new capital acquisition ratio factor compares the company's funds from operations to its capital expenditures.

In addition to the above, two existing factors were revised. We incorporated a momentum component into the Short Interest Composite factor which measures shorting activity. We also refined the cost-of-equity calculation in one of our valuation factors. This measures a company's ability to generate earnings in excess of the equity cost of capital.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   NSTAR                             1.58%
                   ------------------------------------------
                   FMC Corp.                         1.51%
                   ------------------------------------------
                   American Eagle Outfitters, Inc.   1.47%
                   ------------------------------------------
                   American Financial Group, Inc.    1.44%
                   ------------------------------------------
                   Assurant, Inc.                    1.43%
                   ------------------------------------------
                   Allegheny Energy, Inc.            1.42%
                   ------------------------------------------
                   Ross Stores, Inc.                 1.39%
                   ------------------------------------------
                   OGE Energy Corp.                  1.30%
                   ------------------------------------------
                   A.G. Edwards, Inc. 1.26%
                   ------------------------------------------
                   Cummins, Inc.                     1.25%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                        [CHART]

Industrials                                   19.2%
Non-Cyclical                                  18.9%
Financials                                    16.3%
Cyclical                                      13.5%
Energy                                         9.4%
Utilities                                      6.8%
Basic Materials                                6.0%
Technology                                     6.0%
Communications                                 3.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                BATTERYMARCH MID-CAP STOCK PORTFOLIO MANAGED BY
    BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P MIDCAP 400(R) INDEX/1/
                            Growth Based on $10,000+

                                     [CHART]

                        S&P Midcap
                        400 Index           Fund
                        ---------           ----
      4/1/1997         $10,000            $10,000
    12/31/1997          13,425             13,438
    12/31/1998          15,989             15,710
    12/31/1999          18,343             17,827
    12/31/2000          21,555             20,788
    12/31/2001          21,424             19,951
    12/31/2002          18,316             17,094
    12/31/2003          24,838             22,994
    12/31/2004          28,931             26,777
    12/31/2005          32,563             30,103
    12/31/2006          35,928             31,810


    ------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the year ended 12/31/06)
    ------------------------------------------------------------
                                                       Since
                               1 Year 3 Year 5 Year Inception/3/
    ------------------------------------------------------------
    Batterymarch Mid-Cap Stock
--  Portfolio--Class A          5.67% 11.42%  9.65%   12.53%
    ------------------------------------------------------------
- - S&P MidCap 400(R) Index/1/ 10.32% 13.09% 10.89%   14.02%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 04/01/1997. Index returns are based on an inception date of 3/31/1997.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
BATTERYMARCH MID-CAP STOCK PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,019.90        $3.92
  Hypothetical (5% return before expenses)     1,000.00      1,021.32         3.92
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                 SHARES        (NOTE 2)
       ------------------------------------------------------------------------

       COMMON STOCKS - 99.5%
       AIR FREIGHT & LOGISTICS - 0.5%
       Ryder System, Inc........................     17,103    $     873,279
                                                               -------------
       AIRLINES - 0.9%
       Alaska Air Group, Inc.*..................      8,750          345,625
       Continental Airlines, Inc. - Class B*....     30,200        1,245,750
                                                               -------------
                                                                       1,591,375
                                                               -------------
       AUTO COMPONENTS - 0.7%
       Johnson Controls, Inc....................     13,520        1,161,638
                                                               -------------
       BANKS - 2.9%
       Credicorp, Ltd.(a).......................     14,100          577,254
       Cullen/Frost Bankers, Inc................     32,327        1,804,493
       Wilmington Trust Corp....................     16,389          691,124
       Zions Bancorporation(a)..................     22,783        1,878,231
                                                               -------------
                                                                       4,951,102
                                                               -------------
       BEVERAGES - 1.8%
       Molson Coors Brewing Co. - Class B.......     20,800        1,589,952
       Pepsi Bottling Group, Inc................     48,000        1,483,680
                                                               -------------
                                                                       3,073,632
                                                               -------------
       BIOTECHNOLOGY - 1.4%
       BioMarin Pharmaceutical, Inc.*...........     59,500          975,205
       Charles River Laboratories International,
         Inc.*..................................     14,734          637,246
       Illumina, Inc.*(a).......................     17,750          697,752
                                                               -------------
                                                                       2,310,203
                                                               -------------
       CHEMICALS - 4.2%
       Airgas, Inc..............................     21,312          863,562
       Albemarle Corp...........................     13,400          962,120
       FMC Corp.................................     33,134        2,536,408
       Methanex Corp............................     30,300          829,311
       Nalco Holding Co.*.......................     32,700          669,042
       Valspar Corp. (The)......................     46,600        1,288,024
                                                               -------------
                                                                       7,148,467
                                                               -------------
       COMMERCIAL SERVICES & SUPPLIES - 6.5%
       Allied Waste Industries, Inc.*...........    101,900        1,252,351
       Dun & Bradstreet Corp. (The)*............     10,200          844,458
       ITT Educational Services, Inc.*..........     17,700        1,174,749
       Korn/Ferry International*................     65,496        1,503,788
       Manpower, Inc............................     23,175        1,736,503
       MPS Group, Inc.*.........................    115,412        1,636,542
       Republic Services, Inc...................     39,276        1,597,355
       Sotheby's................................     22,100          685,542
       United Rentals, Inc.*(a).................     17,300          439,939
                                                               -------------
                                                                      10,871,227
                                                               -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.9%
       CommScope, Inc.*(a)......................     52,963        1,614,312
       Harris Corp..............................     35,354        1,621,335
                                                               -------------
                                                                       3,235,647
                                                               -------------

     ------------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ------------------------------------------------------------------------

     COMMUNICATIONS SERVICES - 0.5%
     Alliance Data Systems Corp.*................     13,694 $     855,464
                                                             -------------
     COMPUTERS & PERIPHERALS - 1.3%
     Seagate Technology(a).......................     20,662       547,543
     Western Digital Corp.*......................     83,848     1,715,530
                                                             -------------
                                                                       2,263,073
                                                             -------------
     CONSTRUCTION & ENGINEERING - 0.7%
     Granite Construction, Inc...................     22,160     1,115,091
                                                             -------------
     CONTAINERS & PACKAGING - 1.2%
     Pactiv Corp.*...............................     25,400       906,526
     Sonoco Products Co..........................     28,183     1,072,645
                                                             -------------
                                                                       1,979,171
                                                             -------------
     DISTRIBUTION/WHOLESALE - 0.7%
     CDW Corp....................................     16,605     1,167,664
                                                             -------------
     ELECTRIC UTILITIES - 6.8%
     Allegheny Energy, Inc.*.....................     52,200     2,396,502
     Avista Corp.................................     24,900       630,219
     Northeast Utilities.........................     25,500       718,080
     NSTAR.......................................     77,503     2,663,003
     OGE Energy Corp.............................     54,680     2,187,200
     Puget Energy, Inc...........................     61,845     1,568,389
     Wisconsin Energy Corp.......................     27,940     1,326,033
                                                             -------------
                                                                      11,489,426
                                                             -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.2%
     Arrow Electronics, Inc.*....................     24,400       769,820
     Benchmark Electronics, Inc.*................     23,000       560,280
     Flextronics International, Ltd.*............     46,700       536,116
     Kemet Corp.*(a).............................    107,520       784,896
     Molex, Inc..................................     13,400       423,842
     Plexus Corp.*...............................     17,700       422,676
     Thomas & Betts Corp.*.......................     35,258     1,666,998
     Vishay Intertechnology, Inc.*...............     75,700     1,024,978
     WESCO International, Inc.*(a)...............     15,440       908,027
                                                             -------------
                                                                       7,097,633
                                                             -------------
     ENERGY EQUIPMENT & SERVICES - 1.6%
     Cameron International Corp.*................     17,551       931,081
     FMC Technologies, Inc.*.....................     18,680     1,151,248
     Global Industries, Ltd.*....................     50,900       663,736
                                                             -------------
                                                                       2,746,065
                                                             -------------
     FINANCIAL - DIVERSIFIED - 3.9%
     A.G. Edwards, Inc...........................     33,500     2,120,215
     Fidelity National Information Services, Inc.     16,000       641,440
     First Marblehead Corp. (The)(a).............     25,838     1,412,019
     Raymond James Financial, Inc................     47,800     1,448,818
     SEI Investments Co..........................     16,200       964,872
                                                             -------------
                                                                       6,587,364
                                                             -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       --------------------------------------------------------------------

       FOOD PRODUCTS - 1.4%
       Herbalife, Ltd.*........................     20,700 $     831,312
       Hormel Foods Corp.......................     38,550     1,439,457
                                                           -------------
                                                                       2,270,769
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
       Applera Corp............................     41,400     1,518,966
       Dade Behring Holdings, Inc..............     15,292       608,775
       Henry Schein, Inc.*.....................     14,800       724,904
       Hillenbrand Industries, Inc.............     24,250     1,380,552
       West Pharmaceutical Services, Inc.......     22,310     1,142,941
                                                           -------------
                                                                       5,376,138
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 3.4%
       Health Net, Inc.*.......................     42,818     2,083,524
       Humana, Inc.*...........................     29,095     1,609,244
       Manor Care, Inc.(a).....................     11,338       531,979
       WellCare Health Plans, Inc.*............     20,550     1,415,895
                                                           -------------
                                                                       5,640,642
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 1.3%
       Bob Evans Farms, Inc....................     32,069     1,097,401
       Darden Restaurants, Inc.................     27,314     1,097,204
                                                           -------------
                                                                       2,194,605
                                                           -------------
       HOUSEHOLD DURABLES - 1.0%
       Newell Rubbermaid, Inc..................     37,995     1,099,955
       Stanley Works (The).....................     11,800       593,422
                                                           -------------
                                                                       1,693,377
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 0.9%
       Harsco Corp.............................      8,600       654,460
       Trinity Industries, Inc.(a).............     24,350       857,120
                                                           -------------
                                                                       1,511,580
                                                           -------------
       INDUSTRIALS - 0.7%
       Crane Co................................     31,333     1,148,041
                                                           -------------
       INSURANCE - 5.8%
       American Financial Group, Inc...........     67,576     2,426,672
       Arch Capital Group, Ltd.*...............     20,165     1,363,356
       Assurant, Inc.(a).......................     43,500     2,403,375
       Everest Reinsurance Group, Ltd..........      7,900       775,069
       Fidelity National Financial, Inc........      8,800       210,144
       Philadelphia Consolidated Holding Corp.*     19,100       851,096
       W.R. Berkley Corp.......................     51,221     1,767,637
                                                           -------------
                                                                       9,797,349
                                                           -------------
       INTERNET & CATALOG RETAIL - 0.4%
       Nutri/System, Inc.*.....................      9,600       608,544
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.5%
       Acxiom Corp.............................     21,950       563,018
       RealNetworks, Inc.*(a)..................     30,280       331,263
                                                           -------------
                                                                         894,281
                                                           -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       MACHINERY - 4.3%
       Cummins, Inc............................     17,806 $   2,104,313
       Dover Corp..............................     17,400       852,948
       Manitowoc Co., Inc. (The)...............     25,400     1,509,522
       Terex Corp.*(a).........................     19,400     1,252,852
       Timken Co. (The)........................     53,695     1,566,820
                                                           -------------
                                                                       7,286,455
                                                           -------------
       MEDIA - 0.3%
       Shaw Communications, Inc. - Class B.....     17,000       539,070
                                                           -------------
       METALS & MINING - 4.3%
       Arch Coal, Inc.(a)......................     21,450       644,143
       Commercial Metals Co....................     42,000     1,083,600
       Mueller Industries, Inc.................     15,200       481,840
       Nucor Corp..............................     35,572     1,944,366
       Precision Castparts Corp................     19,249     1,506,812
       Reliance Steel & Aluminum Co............     26,300     1,035,694
       Southern Copper Corp.(a)................     11,518       620,705
                                                           -------------
                                                                       7,317,160
                                                           -------------
       OIL & GAS - 7.4%
       ENSCO International, Inc.(a)............     24,691     1,236,031
       Frontier Oil Corp.(a)...................     51,570     1,482,122
       Grant Prideco, Inc.*....................      5,280       209,986
       Helmerich & Payne, Inc..................     26,142       639,695
       Holly Corp..............................     32,650     1,678,210
       Newfield Exploration Co.*...............     10,500       482,475
       Noble Energy, Inc.......................     25,904     1,271,109
       Pride International, Inc.*..............     41,325     1,240,163
       Questar Corp............................      9,156       760,406
       RPC, Inc.(a)............................     31,350       529,188
       Tidewater, Inc.(a)......................     34,703     1,678,237
       Unit Corp.*.............................     24,500     1,187,025
                                                           -------------
                                                                      12,394,647
                                                           -------------
       PHARMACEUTICALS - 3.0%
       Cephalon, Inc.*(a)......................     16,600     1,168,806
       Endo Pharmaceuticals Holdings, Inc.*....     26,098       719,783
       King Pharmaceuticals, Inc.*.............     70,400     1,120,768
       Perrigo Co..............................     56,100       970,530
       Vertex Pharmaceuticals, Inc.*...........     27,250     1,019,695
                                                           -------------
                                                                       4,999,582
                                                           -------------
       REAL ESTATE - 4.5%
       AMB Property Corp. (REIT)...............     22,785     1,335,429
       BRE Properties, Inc. - Class A (REIT)(a)     11,300       734,726
       CB Richard Ellis Group, Inc. - Class A*.     53,697     1,782,741
       FelCor Lodging Trust, Inc. (REIT).......     35,500       775,320
       Hospitality Properties Trust (REIT).....     35,189     1,672,533
       Jones Lang LaSalle, Inc.................     13,520     1,246,138
                                                           -------------
                                                                       7,546,887
                                                           -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          RETAIL - MULTILINE - 0.9%
          J.C. Penney Co., Inc...............     20,100 $   1,554,936
                                                         -------------
          RETAIL - SPECIALTY - 7.0%
          Abercrombie & Fitch Co. - Class A..      6,900       480,447
          American Eagle Outfitters, Inc.....     79,602     2,484,378
          AnnTaylor Stores Corp.*............     25,520       838,077
          Charming Shoppes, Inc.*............     52,100       704,913
          Dollar Tree Stores, Inc.*..........     49,133     1,478,903
          Limited Brands, Inc................     40,000     1,157,600
          Men's Wearhouse, Inc. (The)........     23,900       914,414
          Nordstrom, Inc.....................     12,200       601,948
          Ross Stores, Inc...................     79,645     2,333,599
          TJX Cos., Inc. (The)...............     29,200       832,784
                                                         -------------
                                                                      11,827,063
                                                         -------------
          ROAD & RAIL - 1.2%
          CSX Corp...........................     59,800     2,058,914
                                                         -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.9%
          Integrated Device Technology, Inc.*     58,550       906,354
          Lam Research Corp.*................     21,107     1,068,436
          Micron Technology, Inc.*...........     33,200       463,472
          ON Semiconductor Corp.*(a).........    109,400       828,158
                                                         -------------
                                                                       3,266,420
                                                         -------------
          SOFTWARE - 0.9%
          BEA Systems, Inc.*.................     50,100       630,258
          Cognos, Inc.*......................      9,150       388,509
          Compuware Corp.*...................     53,000       441,490
                                                         -------------
                                                                       1,460,257
                                                         -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
          Amdocs, Ltd.*......................     38,700     1,499,625
          Qwest Communications International,
            Inc.*(a).........................     34,400       287,928
                                                         -------------
                                                                       1,787,553
                                                         -------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.7%
          Polo Ralph Lauren Corp.............     14,220     1,104,325
                                                         -------------
          TOBACCO - 0.9%
          Loews Corp. - Carolina Group.......     23,900     1,546,808
                                                         -------------
          TRANSPORTATION - 0.8%
          Overseas Shipholding Group, Inc.(a)     23,640     1,330,932
                                                         -------------
          Total Common Stocks
            (Cost $151,295,187)..............              167,673,856
                                                         -------------

     ------------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ------------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 0.9%
     State Street Bank and Trust Co., Repurchase Agreement dated 12/29/06 at
       2.550% to be repurchased at $1,420,402 on 01/02/07 collateralized by
       $1,445,000 FNMA at 5.200% due 11/20/09 with a value of $1,450,419.
       (Cost - $1,420,000)...................... $ 1,420,000 $   1,420,000
                                                             -------------

     TOTAL INVESTMENTS - 100.4%
     (Cost $152,715,187)                                       169,093,856

     Other Assets and Liabilities (net) - (0.4%)                  (620,153)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 168,473,703
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $17,163,192 and the collateral received consisted of cash in the amount of $17,567,430.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

BATTERYMARCH MID-CAP STOCK PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $167,673,856
   Repurchase Agreement                                                     1,420,000
   Cash                                                                           516
   Collateral on securities on loan                                        17,567,430
   Receivable for investments sold                                            626,061
   Dividends receivable                                                       121,510
   Interest receivable                                                            302
                                                                         ------------
     Total assets                                                         187,409,675
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    478,651
     Trust shares redeemed                                                    679,970
     Collateral on securities on loan                                      17,567,430
     Investment advisory fee payable (Note 3)                                 100,690
     Administration fee payable                                                 1,942
     Custodian and accounting fees payable                                     36,935
   Accrued expenses                                                            70,354
                                                                         ------------
     Total liabilities                                                     18,935,972
                                                                         ------------
NET ASSETS                                                               $168,473,703
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $131,499,690
   Accumulated net realized gain                                           19,973,534
   Unrealized appreciation on investments                                  16,378,659
   Undistributed net investment income                                        621,820
                                                                         ------------
     Total                                                               $168,473,703
                                                                         ============
NET ASSETS
   Class A                                                               $168,473,703
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  8,672,542
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      19.43
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $151,295,187

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

BATTERYMARCH MID-CAP STOCK PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $ 2,108,509
   Interest (2)                                                                    91,803
                                                                              -----------
       Total investment income                                                  2,200,312
                                                                              -----------
EXPENSES:
   Investment advisory fee (Note 3)                                             1,320,129
   Administration fees                                                             59,547
   Custody and accounting fees                                                     76,383
   Transfer agent fees                                                              7,996
   Audit                                                                           27,546
   Legal                                                                           31,908
   Trustee fees and expenses                                                       21,210
   Shareholder reporting                                                              978
   Insurance                                                                       29,911
   Other                                                                            4,404
                                                                              -----------
       Total expenses                                                           1,580,012
       Less fees waived and expenses reimbursed by the manager                     (1,833)
       Less broker commission recapture                                           (42,924)
                                                                              -----------
   Net expenses                                                                 1,535,255
                                                                              -----------
   Net investment income                                                          665,057
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                             19,814,993
       Futures contracts                                                          126,899
       Foreign currency                                                                (2)
                                                                              -----------
          Net realized gain on investments, futures contracts, and
            foreign currency                                                   19,941,890
                                                                              -----------
   Net change in unrealized depreciation on:
       Investments                                                             (8,708,563)
                                                                              -----------
   Net change in unrealized depreciation on investments                        (8,708,563)
                                                                              -----------
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency                                                    11,233,327
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $11,898,384
                                                                              ===========

------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $     1,084
(2)Interest income includes net security lending income of:                        22,031

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    665,057  $  1,336,856
   Net realized gain on investments, futures contracts and foreign
       currency                                                            19,941,890    34,942,734
   Net change in unrealized depreciation on investments                    (8,708,563)  (13,003,160)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    11,898,384    23,276,430
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (1,174,440)           --
   From net realized gains
     Class A                                                              (35,038,269)   (2,217,847)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (36,212,709)   (2,217,847)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                9,835,078    16,734,545
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               36,212,709     2,217,847
   Cost of shares repurchased
     Class A                                                              (60,207,276)  (30,891,516)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions             (14,159,489)  (11,939,124)
                                                                         ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (38,473,814)    9,119,459
   Net assets at beginning of period                                      206,947,517   197,828,058
                                                                         ------------  ------------
   Net assets at end of period                                           $168,473,703  $206,947,517
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    621,820  $  1,338,933
                                                                         ============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
BATTERYMARCH MID-CAP STOCK PORTFOLIO
-----------------------------------------------
                                                                                 FOR THE YEARS ENDED DECEMBER 31,

-----------------------------------------------
                                                                           2006       2005      2004++   2003++  2002++
                                                                         ------    ------     ------     ------  -------

NET ASSET VALUE, BEGINNING OF PERIOD.................................... $21.96    $19.76     $17.49     $13.11
$ 15.41
                                                                         ------    ------     ------     ------
-------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................  0.07 (a)   0.14 (a)   0.05 (a)
0.05     0.03
Net Realized/Unrealized Gain (Loss) on Investments......................   1.32      2.29       2.82 (a)
4.38    (2.23)
                                                                         ------    ------     ------     ------
-------
Total from Investment Operations........................................   1.39      2.43       2.87
4.43    (2.20)
                                                                         ------    ------     ------     ------
-------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.13)       --      (0.05)
(0.05)   (0.08)
Distributions from Net Realized Capital Gains...........................  (3.79)    (0.23)     (0.55)
--    (0.02)
                                                                         ------    ------     ------     ------
-------
Total Distributions.....................................................  (3.92)    (0.23)     (0.60)
(0.05)   (0.10)
                                                                         ------    ------     ------     ------
-------
NET ASSET VALUE, END OF PERIOD.......................................... $19.43    $21.96     $19.76     $17.49
$ 13.11
                                                                         ======    ======     ======     ======
=======
TOTAL RETURN                                                               5.67%    12.42%     16.45%     33.75%
(14.32)%
Ratio of Expenses to Average Net Assets.................................   0.81%     0.82%      0.80%(b)
0.82%    0.85 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.84%     0.82%      0.82%
0.82%    0.85 %
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.35%     0.68%      0.28%
0.38%    0.23 %
Portfolio Turnover Rate.................................................  142.2%    116.0%      91.0%
61.0%    67.0 %
Net Assets, End of Period (in millions)................................. $168.5    $207.0     $198.0     $165.0
$ 111.0

(a) Per share amounts based on average shares outstanding during the period. (b) The investment manager waived a portion of its management fee for the year ++ Audited by other Independent Registered Public Accounting Firm.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Batterymarch Mid-Cap Stock Portfolio, formerly a separate series of The Travelers Series Trust ("TST")--Batterymarch Mid Cap Stock Portfolio. On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2006  % per annum Average Daily Assets
---------                            ------------------ ----------- --------------------

Batterymarch Mid-Cap Stock Portfolio     $1,320,129        0.70%    All

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                               Expenses Deferred in
                                                                            2006
                                                               --------------------
                                       Maximum Expense Ratio
                                       under current Expense
                                       Limitation Agreement    Subject to repayment
                                     -----------------------    until December 31,
Portfolio                            Class A Class B  Class E          2011
---------                            ------- -------  -------  --------------------

Batterymarch Mid-Cap Stock Portfolio   0.95%   1.20%*   1.10%*        $1,833

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                        Shares Issued
                                                           Through                Net Decrease
                                     Beginning  Shares    Dividend      Shares     in Shares    Ending
                                      Shares     Sold   Reinvestment  Repurchased Outstanding   Shares
Batterymarch Mid-Cap Stock Portfolio ---------- ------- ------------- ----------- ------------ ---------
            Class A

             12/31/2006               9,425,641 474,125   1,795,375   (3,022,599)   (753,099)  8,672,542

             12/31/2005              10,011,726 813,071     110,067   (1,509,223)   (586,085)  9,425,641

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S.
Government Non-Government
                                     --------------- -------------- --------------- --------------

Batterymarch Mid-Cap Stock Portfolio       $--        $266,170,222        $--        $310,832,885

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross        Gross         Net
                                      Income Tax   Unrealized   Unrealized   Unrealized
Portfolio                                Cost     Appreciation Depreciation Appreciation
---------                            ------------ ------------ ------------ ------------

Batterymarch Mid-Cap Stock Portfolio $152,746,090 $20,233,649  $(3,885,883) $16,347,766

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                               Securities  Collateral
                                               ----------- -----------

          Batterymarch Mid-Cap Stock Portfolio $17,163,192 $17,567,430

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                     Ordinary Income Long-Term Capital Gain         Total
                                     --------------- ---------------------- ----------------------
                                        2006    2005    2006        2005       2006        2005
                                     ---------- ---- ----------- ---------- ----------- ----------

Batterymarch Mid-Cap Stock Portfolio $8,859,151 $--  $27,353,558 $2,217,847 $36,212,709 $2,217,847

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ -----------

Batterymarch Mid-Cap Stock Portfolio   $621,820     $20,004,438  $16,347,756         $--         $36,974,014

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Batterymarch Mid-Cap Stock Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Batterymarch Mid-Cap Stock Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch Mid-Cap Stock Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office                                             Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
                                                                                                        by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education
                                                                                                        Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                     2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From           2003, Managing Director, Dresdner                    Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED


                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office                                             Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
                                                                                                        by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------


The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                           MET INVESTORS SERIES TRUST


                                     Lazard
                                Mid-Cap Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2006

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Stocks performed well in 2006, overcoming concerns about the slowing housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. As has been the case, consistently, in recent years, much of these gains came during a strong fourth-quarter rally, which saw equity indices nearing, and in some cases, finally exceed the peaks reached in early 2000 during the technology bubble. Gains were broad-based by sector, during the year, with all groups positive, and many sectors that did well earlier in the year continued strong performance into the fourth quarter. Sectors of the market with higher dividend yield, such as utilities, telecom services and real estate investment trusts were among the best performing sectors in 2006. Utilities were among the strongest-performing sectors, as the group was helped by investors' continued demand for yield. While telecom services stocks performed in line with the market during the quarter, this was the best-performing sector for the year to date, as telecom services shares rebounded from a few years of weakness. The materials sector continued its outperformance, as metals prices remained near all-time highs. Energy shares lagged the broad market in 2006, even as oil prices averaged over $65 a barrel for the year, roughly $10 above their average levels in 2005. Technology stocks continued their extended period of underperformance, ending the year well behind the broader market. Health care lagged throughout the year, following strong performance in the previous year.

During 2006, stock selection in industrials benefited performance, as shares of food-services company, Aramark Corp., rose sharply on news of a takeover offer from a private-equity group led by its chairman and Goldman Sachs. We subsequently sold the stock. Stock selection in the financials sector also helped performance, as shares of MasterCard rose sharply. MasterCard's third-quarter earnings results exceeded analysts' expectations, as the company benefited from a secular shift from paper to plastic transactions, coupled with improving margins and a heightened focus on profitability. Stock selection in technology also boosted returns, as shares of Avaya posted strong gains. The company reported solid sales growth, due to continued robust demand for its IP (Internet Protocol) products. Better-than-expected fourth-quarter earnings were driven by improved margins, as a result of aggressive cost cutting by new management. An underweight position and stock selection in health care also benefited returns, as shares of Sepracor rose. The pharmaceutical company released better-than-expected third-quarter earnings and continues to gain market share in the sleep-aid market, due to accelerating prescription growth for Lunesta. This was followed by a recent favorable decision from the Centers for Medicare and Medicaid Services, regarding reimbursement for the company's asthma drug, Xopenex. Stock selection and an overweight position in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues would be lower than had been previously forecasted, due to a weaker advertising market and greater competitive pressure. We sold Westwood One from the Portfolio, as we had reduced confidence that the company could halt and reverse the slide in its revenues, coupled with the new CEOs decision to significantly increase investment spending. In addition, shares of Expedia also declined, after the company released its earnings report. Although revenue growth was in line with analysts' expectations, the company announced an increase in general and administrative expenses and increased technology spending. Expedia was also sold from the Portfolio. An underweight position in utilities detracted from performance, as this was one of the best performing sectors in 2006.

Overall, the valuation of the broader stock market is reasonable in the context of historic valuations. However, our concerns, looking forward, are that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the beginning of an economic slowdown. The focus of our portfolios will continue to be on those companies with valuations that are attractive and earnings that are more sustainable. We will seek to avoid those areas of the market where we believe earnings to be unsustainably high. As ever, good stock selection will be the key factor to a successful year ahead. Our investment process is focused on individual stock selection, which is based on company fundamentals, not on macroeconomic considerations. A complicating factor, from a fundamental perspective, is the continuation of a strong equity market and abundant liquidity, which is fuelling an extraordinary merger and acquisition cycle.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                 Percent of
                             Description Net Assets
                     --------------------------------------
                     Protective Life Corp.         2.68%
                     --------------------------------------
                     R.H. Donnelley Corp. 2.24%
                     --------------------------------------
                     Liz Claiborne, Inc.           2.24%
                     --------------------------------------
                     ALLTEL Corp.                  2.20%
                     --------------------------------------
                        Coca-Cola Enterprises, Inc. 2.18%
                     --------------------------------------
                     Pitney Bowes, Inc.            2.18%
                     --------------------------------------
                          Lincoln National Corp. 2.16%
                     --------------------------------------
                     DST Systems, Inc.             2.16%
                     --------------------------------------
                     Avaya, Inc.                   2.13%
                     --------------------------------------
                          Mellon Financial Corp. 2.11%
                     --------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      LAZARD MID-CAP PORTFOLIO MANAGED BY
          LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP(R) INDEX/1/
                            Growth Based on $10,000+

                           [CHART]

                   Fund         Russell Midcap Index
                  -------       --------------------
 10/9/2001        $10,000           $10,000
12/31/2001         11,026            11,463
12/31/2002          9,843             9,608
12/31/2003         12,406            13,457
12/31/2004         14,183            16,177
12/31/2005         15,336            18,225
12/31/2006         17,587            21,005



    -----------------------------------------------------------
                              Average Annual Return/2/
                            (for the year ended 12/31/06)
    -----------------------------------------------------------
                       1 Year 3 Year 5 Year  Since Inception/3/
    -----------------------------------------------------------
    Lazard Mid-Cap
    Portfolio--Class A 14.87% 12.58%     --       10.12%
--  Class B            14.67% 12.34%   9.79%      11.40%
    Class E            14.74% 12.43%     --        9.27%
    -----------------------------------------------------------
    Russell Midcap(R)
- - Index/1/           15.26% 16.00% 12.88%       15.67%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LAZARD MID-CAP PORTFOLIO                    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,113.50        $4.16
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,112.40         5.48
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,112.90         4.95
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.78%, 1.03%, AND 0.93% FOR THE CLASS A, CLASS B, AND CLASS E, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 95.8%
         BANKS - 1.2%
         Hudson City Bancorp, Inc.............   506,500 $   7,030,220
                                                         -------------
         BEVERAGES - 2.2%
         Coca-Cola Enterprises, Inc...........   603,800    12,329,596
                                                         -------------
         BIOTECHNOLOGY - 1.0%
         Invitrogen Corp.*(a).................    99,600     5,636,364
                                                         -------------
         CHEMICALS - 3.3%
         Cabot Corp...........................   141,800     6,178,226
         Celanese Corp........................   252,600     6,537,288
         Sigma-Aldrich Corp.(a)...............    73,400     5,704,648
                                                         -------------
                                                                      18,420,162
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 9.3%
         Apollo Group, Inc. - Class A*........    82,200     3,203,334
         Covanta Holding Corp.*...............   277,100     6,107,284
         Pitney Bowes, Inc....................   266,100    12,291,159
         R.H. Donnelley Corp.(a)..............   201,622    12,647,748
         Republic Services, Inc...............   186,200     7,572,754
         Service Corporation International.... 1,035,800    10,616,950
                                                         -------------
                                                                      52,439,229
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.1%
         Avaya, Inc.*.........................   859,200    12,011,616
                                                         -------------
         COMPUTERS & PERIPHERALS - 1.3%
         Sun Microsystems, Inc.*(a)........... 1,366,400     7,405,888
                                                         -------------
         CONTAINERS & PACKAGING - 3.3%
         Ball Corp............................   176,000     7,673,600
         Owens-Illinois, Inc.*................   298,000     5,498,100
         Temple-Inland, Inc...................   117,800     5,422,334
                                                         -------------
                                                                      18,594,034
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.8%
         Arrow Electronics, Inc.*.............   281,700     8,887,635
         Flextronics International, Ltd.*.....   706,400     8,109,472
         Hubbell, Inc. - Class B(a)...........   175,100     7,916,271
         Ingram Micro, Inc.-Class A*..........   349,100     7,125,131
         Solectron Corp.*..................... 2,065,400     6,650,588
         Vishay Intertechnology, Inc.*........   375,700     5,086,978
                                                         -------------
                                                                      43,776,075
                                                         -------------
         FINANCIAL-DIVERSIFIED - 5.2%
         A.G. Edwards, Inc....................   116,600     7,379,614
         Ameriprise Financial, Inc............   187,900    10,240,550
         Mellon Financial Corp................   283,400    11,945,310
                                                         -------------
                                                                      29,565,474
                                                         -------------
         FOOD PRODUCTS - 1.6%
         Pilgrim's Pride Corp.(a).............   311,600     9,170,388
                                                         -------------
         FOOD RETAILERS - 2.0%
         Kroger Co. (The).....................   480,300    11,080,521
                                                         -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 2.8%
         Laboratory Corp. of America Holdings *.   80,400 $   5,906,988
         Triad Hospitals, Inc.*(a)..............  232,500     9,725,475
                                                          -------------
                                                                      15,632,463
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 1.5%
         Royal Caribbean Cruises, Ltd.(a).......  209,500     8,669,110
                                                          -------------
         HOUSEHOLD DURABLES - 1.7%
         Stanley Works (The)(a).................  191,300     9,620,477
                                                          -------------
         HOUSEHOLD PRODUCTS - 1.5%
         Fortune Brands, Inc....................   98,000     8,368,220
                                                          -------------
         INSURANCE - 12.5%
         Aon Corp...............................  219,100     7,742,994
         Lincoln National Corp..................  183,905    12,211,292
         OneBeacon Insurance Group, Ltd.*.......  217,200     6,081,600
         PartnerRe, Ltd.(a).....................  156,666    11,127,986
         Protective Life Corp...................  318,400    15,124,000
         RenaissanceRe Holdings, Ltd............  193,800    11,628,000
         Willis Group Holdings, Ltd.............  167,000     6,631,570
                                                          -------------
                                                                      70,547,442
                                                          -------------
         IT CONSULTING & SERVICES - 2.2%
         DST Systems, Inc.*.....................  194,700    12,194,061
                                                          -------------
         MACHINERY - 1.9%
         Dover Corp.............................  214,700    10,524,594
                                                          -------------
         MEDIA - 2.5%
         Belo Corp..............................  426,300     7,831,131
         Idearc, Inc.*..........................  225,100     6,449,115
                                                          -------------
                                                                      14,280,246
                                                          -------------
         METALS & MINING - 2.1%
         Foundation Coal Holdings, Inc..........  107,200     3,404,672
         Massey Energy Co.(a)...................  373,200     8,669,436
                                                          -------------
                                                                      12,074,108
                                                          -------------
         OIL & GAS - 4.3%
         BJ Services Co.........................  213,100     6,248,092
         Smith International, Inc...............  143,900     5,909,973
         Sunoco, Inc............................   84,300     5,256,948
         Williams Cos., Inc. (The)..............  262,500     6,856,500
                                                          -------------
                                                                      24,271,513
                                                          -------------
         PAPER & FOREST PRODUCTS - 1.3%
         Louisiana-Pacific Corp.................  349,000     7,513,970
                                                          -------------
         PHARMACEUTICALS - 3.8%
         Barr Pharmaceuticals, Inc.*............  116,800     5,854,016
         Hospira, Inc.*.........................   89,800     3,015,484
         Sepracor, Inc.*(a).....................  106,800     6,576,744
         Warner Chilcott, Ltd.*(a)..............  425,200     5,876,264
                                                          -------------
                                                                      21,322,508
                                                          -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ---------------------------------------------------------------------

       REAL ESTATE - 2.5%
       CBL & Associates Properties, Inc. (REIT)...  177,700 $   7,703,295
       Health Care Property Investors, Inc. (REIT)  166,000     6,112,120
                                                            -------------
                                                                      13,815,415
                                                            -------------
       RETAIL-MULTILINE - 1.4%
       Dollar Tree Stores, Inc.*..................  267,500     8,051,750
                                                            -------------
       RETAIL-SPECIALTY - 4.5%
       CDW Corp.(a)...............................   59,900     4,212,168
       Liz Claiborne, Inc.(a).....................  290,900    12,642,514
       Pacific Sunwear of California, Inc.*.......  296,800     5,811,344
       Talbots, Inc. (The)(a).....................  124,800     3,007,680
                                                            -------------
                                                                      25,673,706
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
       Analog Devices, Inc........................  141,400     4,647,818
       KLA-Tencor Corp.(a)........................   55,100     2,741,225
                                                            -------------
                                                                       7,389,043
                                                            -------------
       SOFTWARE - 0.5%
       Compuware Corp.*...........................  350,700     2,921,331
                                                            -------------
       TELECOMMUNICATION SERVICES-DIVERSIFIED - 4.0%
       ALLTEL Corp................................  205,700    12,440,736
       Citizens Communications Co.(a).............  723,100    10,390,947
                                                            -------------
                                                                      22,831,683
                                                            -------------
       TRANSPORTATION - 3.2%
       Laidlaw International, Inc.................  206,800     6,292,924
       Overseas Shipholding Group, Inc.(a)........   85,600     4,819,280
       YRC Worldwide, Inc.*(a)....................  190,700     7,195,111
                                                            -------------
                                                                      18,307,315
                                                            -------------
       Total Common Stocks
       (Cost $502,293,601)                                    541,468,522
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 5.9%
     State Street Bank and Trust Co., Repurchase
       Agreement dated 12/29/06 at 3.400% to
       be repurchased at $33,322,584 on
       01/02/07 collateralized by $35,125,000
       FNMA at 5.550% due 07/10/28 with a
       value of $33,977,642. (Cost -
       $33,310,000)............................. $33,310,000 $  33,310,000
                                                             -------------

     TOTAL INVESTMENTS - 101.7%
     (Cost $535,603,601)                                       574,778,522
                                                             -------------

     Other Assets and Liabilities (net) - (1.7)%                (9,700,773)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 565,077,749
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $88,280,406 and the collateral received consisted of cash in the amount of $90,327,531.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

LAZARD MID-CAP PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $541,468,522
   Repurchase Agreement                                                    33,310,000
   Cash                                                                           318
   Cash denominated in foreign currencies**                                         1
   Collateral on securities on loan                                        90,327,531
   Receivable for investments sold                                          4,263,481
   Receivable for Trust shares sold                                           470,986
   Dividends receivable                                                       292,684
   Interest receivable                                                          9,438
                                                                         ------------
     Total assets                                                         670,142,961
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 13,979,032
     Trust shares redeemed                                                    212,916
     Distribution and services fees - Class B                                  45,648
     Distribution and services fees - Class E                                   4,580
     Collateral on securities on loan                                      90,327,531
     Investment advisory fee payable (Note 3)                                 329,269
     Administration fee payable                                                 5,863
     Custodian and accounting fees payable                                     74,364
   Accrued expenses                                                            86,009
                                                                         ------------
     Total liabilities                                                    105,065,212
                                                                         ------------
NET ASSETS                                                               $565,077,749
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $498,293,751
   Accumulated net realized gain                                           24,952,446
   Unrealized appreciation on investments                                  39,174,921
   Undistributed net investment income                                      2,656,631
                                                                         ------------
     Total                                                               $565,077,749
                                                                         ============
NET ASSETS
   Class A                                                               $312,229,730
                                                                         ============
   Class B                                                                216,818,699
                                                                         ============
   Class E                                                                 36,029,320
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 22,731,003
                                                                         ============
   Class B                                                                 15,879,390
                                                                         ============
   Class E                                                                  2,630,859
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      13.74
                                                                         ============
   Class B                                                                      13.65
                                                                         ============
   Class E                                                                      13.69
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $502,293,601
**Cost of cash denominated in foreign currencies                                    1

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

LAZARD MID-CAP PORTFOLIO

INVESTMENT INCOME:
   Dividends                                                              $ 5,748,235
   Interest (1)                                                               818,992
                                                                          -----------
       Total investment income                                              6,567,227
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         3,031,355
   Administration fees                                                         62,511
   Custody and accounting fees                                                159,686
   Distribution fee - Class B                                                 504,420
   Distribution fee - Class E                                                  48,093
   Transfer agent fees                                                         78,654
   Audit                                                                       26,255
   Legal                                                                       42,030
   Trustee fees and expenses                                                   13,972
   Shareholder reporting                                                       30,937
   Insurance                                                                    7,676
   Other                                                                       12,021
                                                                          -----------
       Total expenses                                                       4,017,610
       Less broker commission recapture                                      (107,556)
                                                                          -----------
   Net expenses                                                             3,910,054
                                                                          -----------
   Net investment income                                                    2,657,173
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS Net
   realized gain on:
       Investments                                                         24,480,056
       Futures contracts                                                      487,700
                                                                          -----------
   Net realized gain on investments and futures contracts                  24,967,756
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         33,713,317
                                                                          -----------
   Net change in unrealized appreciation on investments                    33,713,317
                                                                          -----------
   Net realized and unrealized gain on investments and futures
       contracts                                                           58,681,073
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $61,338,246
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes net security lending income of:               $    52,532

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LAZARD MID-CAP PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,657,173  $  1,360,896
   Net realized gain on investments and futures contracts                  24,967,756    45,551,751
   Net change in unrealized appreciation (depreciation) on investments     33,713,317   (24,010,235)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    61,338,246    22,902,412
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (604,066)     (310,110)
     Class B                                                                 (617,620)     (121,936)
     Class E                                                                 (126,614)      (74,935)
   From net realized gains
     Class A                                                              (13,270,801)   (9,365,382)
     Class B                                                              (24,211,011)  (21,447,319)
     Class E                                                               (3,826,111)   (3,466,563)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (42,656,223)  (34,786,245)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              209,238,546    66,737,207
     Class B                                                               19,609,795    17,973,231
     Class E                                                                4,348,643     4,990,495
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               13,874,867     9,675,492
     Class B                                                               24,828,631    21,569,255
     Class E                                                                3,952,725     3,541,498
   Cost of shares repurchased
     Class A                                                              (15,429,381)  (42,068,522)
     Class B                                                              (30,758,205)  (43,272,306)
     Class E                                                               (5,369,828)   (5,436,257)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             224,295,793    33,710,093
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              242,977,816    21,826,260
   Net assets at beginning of period                                      322,099,933   300,273,673
                                                                         ------------  ------------
   Net assets at end of period                                           $565,077,749  $322,099,933
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  2,656,631  $  1,350,181
                                                                         ============  ============


                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS A
LAZARD MID-CAP PORTFOLIO
----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER
31,

----------------------------------------------------
                                                                          2006       2005       2004
2003       2002(B)
                                                                       ------     ------     ------
------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.65     $14.13     $12.33     $
9.85      $ 10.98
                                                                       ------     ------     ------
------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.10 (a)   0.04 (a)   0.08 (a)   0.01
(a)     0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.75       1.16       1.72
2.58        (1.15)
                                                                       ------     ------     ------
------      -------
Total from Investment Operations......................................   1.85       1.20       1.80
2.59        (1.12)
                                                                       ------     ------     ------
------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.08)     (0.06)        --
(0.01) (0.00)+
Distributions from Net Realized Capital Gains.........................  (1.68)     (1.62)        --
(0.10) (0.01)
                                                                       ------     ------     ------
------      -------
Total Distributions...................................................  (1.76)     (1.68)        --
(0.11) (0.01)
                                                                       ------     ------     ------
------      -------
NET ASSET VALUE, END OF PERIOD........................................ $13.74     $13.65     $14.13
$12.33      $  9.85
                                                                       ======     ======     ======
======      =======
TOTAL RETURN                                                            14.87%      8.40%     14.60%
26.42%      (10.18)%
Ratio of Expenses to Average Net Assets**.............................   0.77%      0.79%      0.85%
0.93%        0.90 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A
0.92%        0.86 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.80%      0.82%(c)   0.83%(c)
0.96%(c)     1.64 %*
Ratio of Net Investment Income to Average Net Assets..................   0.76%      0.63%      0.59%
0.10%        0.26 %*
Portfolio Turnover Rate...............................................   65.4%     170.0%      90.7%
36.2%        37.1 %
Net Assets, End of Period (in millions)............................... $312.2      $89.0      $58.8
$4.5         $4.2

                                                                                               CLASS B

----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER
31,

----------------------------------------------------
                                                                          2006       2005       2004
2003        2002
                                                                       ------     ------     ------
------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.57     $14.05     $12.29     $
9.83      $ 11.02
                                                                       ------     ------     ------
------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................   0.06 (a)   0.05 (a)   0.02(a)
(0.01)(a)       -- (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.74       1.10       1.74
2.57        (1.18)
                                                                       ------     ------     ------
------      -------
Total from investment operations......................................   1.80       1.15       1.76
2.56        (1.18)
                                                                       ------     ------     ------
------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.04)     (0.01)        --      (0.00)
+     (0.00) +
Distributions from Net Realized Capital Gains.........................  (1.68)     (1.62)        --
(0.10) (0.01)
                                                                       ------     ------     ------
------      -------
Total distributions...................................................  (1.72)     (1.63)        --
(0.10) (0.01)
                                                                       ------     ------     ------
------      -------
NET ASSET VALUE, END OF PERIOD........................................ $13.65     $13.57     $14.05
$12.29      $  9.83
                                                                       ======     ======     ======
======      =======
TOTAL RETURN                                                            14.67%      8.06%     14.32%     26.03
%     (10.73)%
Ratio of Expenses to Average Net Assets**.............................   1.02%      1.03%      1.08%      1.19
%       1.15 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A       1.19
%       1.12 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.05%      1.07%(c)   1.03%(c)   1.15
%(c)    1.91 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........   0.48%      0.38%      0.16%
(0.08)%         -- %
Portfolio Turnover Rate...............................................   65.4%     170.0%      90.7%      36.2
%       37.1 %
Net Assets, End of Period (in millions)............................... $216.8     $200.4     $211.0
$211.8        $32.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--01/02/2002. (c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS E
LAZARD MID-CAP PORTFOLIO
----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER
31,

----------------------------------------------------
                                                                          2006       2005       2004
2003       2002(B)
                                                                       ------     ------     ------
------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.61     $14.10     $12.32     $
9.84      $ 11.60
                                                                       ------     ------     ------
------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.08 (a)   0.07 (a)   0.04(a)      --
+(a)    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.74       1.10       1.74
2.58        (1.76)
                                                                       ------     ------     ------
------      -------
Total from Investment Operations......................................   1.82       1.17       1.78
2.58        (1.75)
                                                                       ------     ------     ------
------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.06)     (0.04)        --      (0.00)
+     (0.00) +
Distributions from Net Realized Capital Gains.........................  (1.68)     (1.62)        --
(0.10) (0.01)
                                                                       ------     ------     ------
------      -------
Total Distributions...................................................  (1.74)     (1.66)        --
(0.10) (0.01)
                                                                       ------     ------     ------
------      -------
NET ASSET VALUE, END OF PERIOD........................................ $13.69     $13.61     $14.10
$12.32      $  9.84
                                                                       ======     ======     ======
======      =======
TOTAL RETURN                                                            14.74%      8.23%     14.45%
26.35%      (15.17)%
Ratio of Expenses to Average Net Assets**.............................   0.93%      0.93%      0.98%
1.09%        1.05 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A
1.08%        1.02 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.95%      0.97%(c)   0.94%(c)
1.07%(c)     1.75 %*
Ratio of Net Investment Income to Average Net Assets..................   0.58%      0.49%      0.29%
0.02%        0.13 %*
Portfolio Turnover Rate...............................................   65.4%     170.0%      90.7%
36.2%        37.1 %
Net Assets, End of Period (in millions)............................... $ 36.0      $32.6      $30.5
$19.8         $4.3

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--04/01/2002. (c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lazard Mid-Cap Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lazard Asset Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                          Management Fees
                         earned by Manager
                         for the year ended
Portfolio                December 31, 2006  % per annum    Average Daily Assets
---------                ------------------ ----------- --------------------------
Lazard Mid-Cap Portfolio     $3,031,355         0.70%   First $500 Million
                                               0.675%   $500 Million to $1 Billion
                                                0.60%   Over $1 Billion

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense
                                          Limitation Agreement
                                         ----------------------
                Portfolio                Class A Class B Class E
                ---------                ------- ------- -------

                Lazard Mid-Cap Portfolio  0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                             Net
                                               Shares Issued              Increase
                                                  Through                (Decrease)
                         Beginning    Shares     Dividend      Shares     in Shares    Ending
                          Shares       Sold    Reinvestment  Repurchased Outstanding   Shares
-                        ---------- ---------- ------------- ----------- ----------- ----------

Lazard Mid-Cap Portfolio

 Class A
 12/31/2006               6,521,885 16,287,983   1,117,139   (1,196,004) 16,209,118  22,731,003
 12/31/2005               4,158,223  4,663,341     704,697   (3,004,376)  2,363,662   6,521,885

 Class B
 12/31/2006              14,764,291  1,480,841   2,008,789   (2,374,531)  1,115,099  15,879,390
 12/31/2005              15,011,334  1,247,845   1,580,165   (3,075,053)   (247,043) 14,764,291

 Class E
 12/31/2006               2,398,654    327,829     319,026     (414,650)    232,205   2,630,859
 12/31/2005               2,166,035    348,115     258,881     (374,377)    232,619   2,398,654

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                   Purchases                        Sales
                         ------------------------------ ------------------------------
                         U.S. Government Non-Government U.S. Government
Non-Government
                         --------------- -------------- --------------- --------------

Lazard Mid-Cap Portfolio       $--        $450,233,480        $--        $268,910,472

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                           Federal       Gross         Gross
                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                    Cost     Appreciation (Depreciation)  Appreciation
---------                ------------ ------------ -------------- --------------

Lazard Mid-Cap Portfolio $535,905,463 $48,495,094   $(9,622,035)   $38,873,059

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                          Value of    Value of
                                         Securities  Collateral
                                         ----------- -----------

                Lazard Mid-Cap Portfolio $88,280,406 $90,327,531

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                             Ordinary Income     Long-Term Capital Gain           Total
                         ----------------------- ----------------------- -----------------------
                            2006        2005        2006        2005        2006        2005
                         ----------- ----------- ----------- ----------- ----------- -----------

Lazard Mid-Cap Portfolio $16,553,650 $16,954,128 $26,102,573 $17,832,117 $42,656,223 $34,786,245

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed     Net
                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                            Income         Gain      Appreciation   and Deferrals       Total
                         ------------- ------------- ------------ ------------------ -----------

Lazard Mid-Cap Portfolio  $21,197,245   $6,713,694   $38,873,059         $--         $66,783,998

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



9. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of Met/Putnam Capital Opportunities Portfolio and Pioneer Mid-Cap Value Portfolio, each a series of Met Investors Series Trust, in exchange for shares of Lazard Mid-Cap Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lazard Mid-Cap Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Mid-Cap Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Mid-Cap Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."


The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office                                             Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
                                                                                                          by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------

Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
 (77)                                From          Administration and Dean Emeritus,                    Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army Science
                                                                                                        Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s) Term of Office Complex Held with and
                             Length of Principal Occupation(s) overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

MET INVESTORS SERIES TRUST


                              Batterymarch Mid-Cap
                                 Stock Portfolio

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2007

- -----------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE

During the six month period ending June 30, 2007, the Batterymarch Mid-Cap Stock Portfolio returned 13.82% versus 11.98% for the S&P MidCap 400(R) Index.

YOUR PORTFOLIO

Your Portfolio outperformed the benchmark for the period, benefiting from positive stock selection, led by energy, financials--real estate and energy-services. Selection in the services & distribution sector was the greatest detractor. The impact of sector allocation was essentially neutral.

Our stock selection model performed well for the period, with all of the dimensions having positive top-to-bottom quintile spreads on an equal weighted basis. The technical dimension led in the first quarter, while the earnings growth and expectations dimensions led in the second quarter.

As of June 30, 2007, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price-to-earnings ratio and a strong two-year forward earnings growth rate. Looking forward, your portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

After a positive start to the year, markets globally suffered a correction towards the end of February, sparked by a sharp one-day decline in local China A shares. The downturn was exacerbated within the U.S. by sub-prime lending concerns, with initial reaction centered on the stocks of mortgage lenders. Consumer spending remained stable, industrial growth continued and monetary policy makers appeared satisfied with the current balance between currency stability and economic growth. Merger and acquisition activity in the U.S. continued at a high level, reflecting the global environment. Mid-cap stocks outperformed large cap stocks for this period, with the S&P 400 at 5.8% vs the S&P 500 at 0.6% in the second quarter. Large cap stocks benefited more from this global exposure and outpaced mid-cap stocks in the second quarter while still lagging year-to-date. For the first six months of the year, the S&P 400 returned 12.0% vs. the S&P 500 at 6.7%.

The leading sectors within the benchmark for the period were energy services, industrials and materials. The only sectors posting negative returns for the six-month period were financials--real estate as sub-prime mortgage lending continued to worry investors, and consumer cyclicals.

OUTLOOK

Economic growth has moderated, and the Fed continues to monitor signs of inflationary pressure. The consensus outlook for the U.S. economy therefore remains mostly upbeat, having weathered much of the recent uncertainty. Our portfolios are positioned for continued global growth that is not dependent on the U.S. consumer as the primary source of demand.

INVESTMENT RESEARCH UPDATE

During the period, we completed research on ways to glean additional information from corporate earnings announcements. As a result, we have implemented a new Decayed 4-Day Relative Return factor within the expectations dimension of our stock selection model. Decayed 4-Day Relative Return encapsulates earnings information by calculating four-day relative returns surrounding a company's earnings release. Share-price movement in the days after an earnings announcement reflects not only earnings data, but also insights about corporate guidance and future revenues.

We also completed research that furthers our ability to capture shifts in the distribution of analyst opinions over time so that we can better understand and exploit changes in market sentiment. As a result, we enhanced the Estimate Diffusion Factor within our expectations dimension: we added a second calculation for this factor that allows us to have a more complete picture of the distribution of estimates and improves stock count, information ratio and alpha spreads in peer groups where this factor is applied.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. Investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and the Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future composition which will vary.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                Percent of
                             Description Net Assets
                      ------------------------------------
                      Harris Corp.                1.88%
                      ------------------------------------
                      Health Net, Inc.            1.65%
                      ------------------------------------
                      CommScope, Inc.             1.41%
                      ------------------------------------
                      Tidewater, Inc.             1.40%
                      ------------------------------------
                      Holly Corp.                 1.37%
                      ------------------------------------
                         Precision Castparts Corp. 1.37%
                      ------------------------------------
                         Pride International, Inc. 1.30%
                      ------------------------------------
                          Republic Services, Inc. 1.28%
                      ------------------------------------
                      W.R. Berkley Corp. 1.27%
                      ------------------------------------
                      Manpower, Inc.              1.24%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                     [CHART]


Basic Materials                5.8%
Communications                 5.9%
Cyclical                       9.2%
Non-Cyclical                  23.2%
Energy                        12.0%
Financials                    12.8%
Industrials                   19.2%
Technology                     5.6%
Utilities                      6.3%


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                BATTERYMARCH MID-CAP STOCK PORTFOLIO MANAGED BY
    BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P MIDCAP 400(R) INDEX/1/
                            Growth Based on $10,000+

                                     [CHART]

                            S&P Midcap            Batterymarch Mid-Cap
                          400(R) Index/1/           Stock Portfolio
                          ---------------         --------------------
  4/1/1997                   $10,000                    $10,000
12/31/1997                    13,425                     13,438
12/31/1998                    15,989                     15,710
12/31/1999                    18,343                     17,827
12/31/2000                    21,555                     20,788
12/31/2001                    21,424                     19,951
12/31/2002                    18,316                     17,094
12/31/2003                    24,838                     22,994
12/31/2004                    28,931                     26,777
12/31/2005                    32,563                     30,103
 3/31/2006                    35,047                     32,174
 6/30/2006                    33,947                     31,190
 9/30/2006                    36,320                     29,961
12/31/2006                    35,928                     31,810
 6/30/2007                    40,232                     36,206



    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/07)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Batterymarch
    Mid-Cap Stock
- --  Portfolio--Class A 16.09% 13.87% 13.41% 12.22%    13.31%
    ------------------------------------------------------------
    S&P MidCap 400(R)
- - - Index/1/           18.51% 15.15% 14.17% 13.37%    14.55%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 04/01/1997. Index returns are based on an inception date of 3/31/1997.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
BATTERYMARCH MID-CAP STOCK PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,138.20       $4.08
  Hypothetical (5% return before expenses)     1,000.00      1,020.98        3.86
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 99.7%
       AEROSPACE & DEFENSE - 0.2%
       Goodrich Corp............................      5,400 $     321,624
                                                            -------------
       AIR FREIGHT & LOGISTICS - 0.6%
       Ryder System, Inc........................     17,103       920,141
                                                            -------------
       AIRLINES - 0.6%
       Continental Airlines, Inc. - Class B*....     28,200       955,134
                                                            -------------
       AUTO COMPONENTS - 0.9%
       Johnson Controls, Inc....................     12,620     1,461,017
                                                            -------------
       BANKS - 1.2%
       Credicorp, Ltd...........................     13,100       801,327
       Zions Bancorporation.....................     14,265     1,097,121
                                                            -------------
                                                                       1,898,448
                                                            -------------
       BEVERAGES - 1.0%
       Molson Coors Brewing Co. - Class B.......     17,500     1,618,050
                                                            -------------
       BIOTECHNOLOGY - 1.0%
       Charles River Laboratories International,
         Inc.*..................................     31,034     1,601,975
                                                            -------------
       CHEMICALS - 4.2%
       Airgas, Inc..............................     11,152       534,181
       Albemarle Corp...........................     25,000       963,250
       Celanese Corp............................     45,700     1,772,246
       CF Industries Holdings, Inc..............     17,000     1,018,130
       Methanex Corp............................     28,300       711,462
       Nalco Holding Co.........................     40,400     1,108,980
       OM Group, Inc.*..........................     15,200       804,384
                                                            -------------
                                                                       6,912,633
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 10.0%
       ABM Industries, Inc......................      8,350       215,513
       Allied Waste Industries, Inc.*...........    100,880     1,357,845
       Deluxe Corp..............................     29,700     1,206,117
       Dun & Bradstreet Corp. (The).............     16,350     1,683,723
       Herman Miller, Inc.......................     28,000       884,800
       ITT Educational Services, Inc.*..........      5,900       692,542
       Kelly Services, Inc......................      8,350       229,291
       Korn/Ferry International*................     61,096     1,604,381
       Manpower, Inc............................     22,095     2,038,043
       MPS Group, Inc.*(a)......................    107,612     1,438,772
       Republic Services, Inc...................     68,914     2,111,525
       Robert Half International, Inc...........      8,400       306,600
       Sotheby's(a).............................     35,600     1,638,312
       United Rentals, Inc.*(a).................     29,900       972,946
                                                            -------------
                                                                      16,380,410
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 3.7%
       Andrew Corp.*............................     51,500       743,660
       CommScope, Inc.*(a)......................     39,663     2,314,336
       Harris Corp..............................     56,684     3,092,112
                                                            -------------
                                                                       6,150,108
                                                            -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         CONSTRUCTION MATERIALS - 0.7%
         Martin Marietta Materials, Inc.(a)..      7,400 $   1,198,948
                                                         -------------
         CONTAINERS & PACKAGING - 1.8%
         Pactiv Corp.*.......................     19,200       612,288
         Sealed Air Corp.(a).................     38,500     1,194,270
         Sonoco Products Co..................     26,283     1,125,175
                                                         -------------
                                                                       2,931,733
                                                         -------------
         EDUCATION - 0.6%
         DeVry, Inc..........................     30,800     1,047,816
                                                         -------------
         ELECTRIC UTILITIES - 3.8%
         CMS Energy Corp.(a).................     47,050       809,260
         El Paso Electric Co.*(a)............     18,865       463,324
         Northeast Utilities.................     31,900       904,684
         OGE Energy Corp.....................     45,480     1,666,842
         Pepco Holdings, Inc.................     52,900     1,491,780
         Puget Energy, Inc...................     12,595       304,547
         Sierra Pacific Resources*...........     31,219       548,206
                                                         -------------
                                                                       6,188,643
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS -
         4.3%
         Arrow Electronics, Inc.*............     42,700     1,640,961
         Avnet, Inc.*........................     51,320     2,034,325
         Benchmark Electronics, Inc.*(a).....      7,800       176,436
         Dolby Laboratories, Inc.*...........     25,000       885,250
         Flextronics International, Ltd.*....     14,900       160,920
         Vishay Intertechnology, Inc.*.......     70,600     1,116,892
         Xilinx, Inc.........................     40,480     1,083,649
                                                         -------------
                                                                       7,098,433
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 3.6%
         Atmos Energy Corp...................     19,800       595,188
         Cameron International Corp.*........     25,740     1,839,638
         Energen Corp........................     20,000     1,098,800
         Global Industries, Ltd.*............     22,900       614,178
         Grant Prideco, Inc.*................     12,900       694,407
         National-Oilwell Varco, Inc.*.......     10,600     1,104,944
                                                         -------------
                                                                       5,947,155
                                                         -------------
         FINANCIAL - DIVERSIFIED - 0.8%
         Raymond James Financial, Inc........     44,600     1,378,140
                                                         -------------
         FOOD PRODUCTS - 1.9%
         Herbalife, Ltd.(a)..................     21,900       868,335
         Hormel Foods Corp...................     35,950     1,342,733
         Tyson Foods, Inc. - Class A.........     37,200       857,088
                                                         -------------
                                                                       3,068,156
                                                         -------------
         GAS UTILITIES - 0.7%
         MDU Resources Group, Inc.(a)........     11,150       312,646
         New Jersey Resources Corp.(a).......     16,712       852,646
                                                         -------------
                                                                       1,165,292
                                                         -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES -
        2.4%
        Dade Behring Holdings, Inc.............     14,292 $     759,191
        Edwards Lifesciences Corp.*............     15,750       777,105
        Hillenbrand Industries, Inc.(a)........     22,650     1,472,250
        West Pharmaceutical Services, Inc.(a)..     20,810       981,192
                                                           -------------
                                                                       3,989,738
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 5.3%
        Coventry Health Care, Inc.*............     26,110     1,505,242
        Health Net, Inc.*......................     51,448     2,716,454
        Humana, Inc.*..........................     31,535     1,920,797
        McKesson Corp..........................     14,200       846,888
        WellCare Health Plans, Inc.*(a)........     19,150     1,733,266
                                                           -------------
                                                                       8,722,647
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        Bob Evans Farms, Inc.(a)...............     29,869     1,100,673
        Ruby Tuesday, Inc.(a)..................     37,100       976,843
                                                           -------------
                                                                       2,077,516
                                                           -------------
        HOUSEHOLD DURABLES - 1.1%
        Mohawk Industries, Inc.*(a)............     11,400     1,149,006
        Stanley Works (The)(a).................     11,000       667,700
                                                           -------------
                                                                       1,816,706
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 0.5%
        Harsco Corp............................     16,000       832,000
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 0.6%
        Ceradyne, Inc.*(a).....................      3,000       221,880
        Roper Industries, Inc..................     14,868       848,963
                                                           -------------
                                                                       1,070,843
                                                           -------------
        INSURANCE - 8.3%
        American Financial Group, Inc.(a)......     56,076     1,914,995
        Arch Capital Group, Ltd.*..............     18,765     1,361,213
        Aspen Insurance Holdings, Ltd..........     30,600       858,942
        Assurant, Inc..........................     26,100     1,537,812
        Axis Capital Holdings, Ltd.............     21,100       857,715
        CNA Financial Corp.....................     19,600       934,724
        Delphi Financial Group - Class A(a)....     21,100       882,402
        Endurance Specialty Holdings, Ltd.(a)..     37,600     1,505,504
        W.R. Berkley Corp......................     64,121     2,086,497
        XL Capital, Ltd. - Class A(a)..........     20,726     1,746,995
                                                           -------------
                                                                      13,686,799
                                                           -------------
        MACHINERY - 4.9%
        Cummins, Inc...........................     16,212     1,640,816
        Manitowoc Co., Inc. (The)..............     23,700     1,905,006
        Pall Corp..............................     20,400       938,196
        Parker Hannifin Corp...................     11,190     1,095,613
        SPX Corp...............................     11,880     1,043,183
        Terex Corp.*...........................     18,100     1,471,530
                                                           -------------
                                                                       8,094,344
                                                           -------------

       ---------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ---------------------------------------------------------------------

       MEDIA - 0.4%
       Shaw Communications, Inc. - Class B......     15,900 $     668,436
                                                            -------------
       METALS & MINING - 4.5%
       Cleveland-Cliffs, Inc.(a)................     11,900       924,273
       Commercial Metals Co.....................     39,200     1,323,784
       Precision Castparts Corp.................     18,520     2,247,587
       Reliance Steel & Aluminum Co.............     24,500     1,378,370
       Southern Copper Corp.(a).................     10,718     1,010,279
       Steel Dynamics, Inc......................     10,800       452,628
                                                            -------------
                                                                       7,336,921
                                                            -------------
       OIL & GAS - 10.2%
       Frontier Oil Corp........................     40,970     1,793,257
       Helmerich & Payne, Inc...................     26,100       924,462
       Holly Corp...............................     30,450     2,259,085
       Noble Energy, Inc........................     27,365     1,707,302
       Pride International, Inc.*...............     57,225     2,143,649
       Tesoro Corp..............................     24,675     1,410,176
       Tidewater, Inc.(a).......................     32,403     2,296,725
       UGI Corp.................................     45,900     1,252,152
       Unit Corp.*..............................     12,400       780,084
       W-H Energy Services, Inc.*...............     12,400       767,684
       Western Refining, Inc.(a)................     24,700     1,427,660
                                                            -------------
                                                                      16,762,236
                                                            -------------
       PERSONAL PRODUCTS - 1.5%
       Estee Lauder Companies, Inc. - Class A(a)     21,300       969,363
       NBTY, Inc.*..............................     33,300     1,438,560
                                                            -------------
                                                                       2,407,923
                                                            -------------
       PHARMACEUTICALS - 2.6%
       Cephalon, Inc.*(a).......................     21,600     1,736,424
       King Pharmaceuticals, Inc.*(a)...........     65,600     1,342,176
       Sepracor, Inc.*..........................     30,400     1,247,008
                                                            -------------
                                                                       4,325,608
                                                            -------------
       REAL ESTATE - 2.5%
       CB Richard Ellis Group, Inc. - Class A*..     40,497     1,478,140
       FelCor Lodging Trust, Inc. (REIT)(a).....     33,100       861,593
       Hospitality Properties Trust (REIT)......     18,289       758,811
       Jones Lang LaSalle, Inc..................      8,720       989,720
                                                            -------------
                                                                       4,088,264
                                                            -------------
       RETAIL - MULTILINE - 0.8%
       J.C. Penney Co., Inc.....................     18,700     1,353,506
                                                            -------------
       RETAIL - SPECIALTY - 4.4%
       Advance Auto Parts, Inc..................     12,360       500,951
       American Eagle Outfitters, Inc...........     16,202       415,743
       Charming Shoppes, Inc.*(a)...............     48,600       526,338
       Dollar Tree Stores, Inc.*................     23,533     1,024,862
       Men's Wearhouse, Inc. (The)..............     15,300       781,371
       Nordstrom, Inc...........................     11,400       582,768
       Payless ShoeSource, Inc.*................     26,450       834,498

                        See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - SPECIALTY - CONTINUED
       Ross Stores, Inc........................     33,645 $   1,036,266
       TJX Cos., Inc. (The)....................     54,100     1,487,750
                                                           -------------
                                                                       7,190,547
                                                           -------------
       ROAD & RAIL - 0.7%
       CSX Corp................................     27,286     1,230,053
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
       Brooks Automation, Inc.*(a).............     34,620       628,353
       Integrated Device Technology, Inc.*.....     54,550       832,979
       International Rectifier Corp.*..........     35,100     1,307,826
       Lam Research Corp.*.....................     11,730       602,922
       Novellus Systems, Inc.*(a)..............     35,600     1,009,972
       ON Semiconductor Corp.*(a)..............    102,000     1,093,440
                                                           -------------
                                                                       5,475,492
                                                           -------------
       SOFTWARE - 0.6%
       Cognos, Inc.*(a)........................      8,550       339,179
       Compuware Corp.*(a).....................     49,400       585,884
                                                           -------------
                                                                         925,063
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
       Qwest Communications International,
         Inc.*(a)..............................     58,000       562,600
       RF Micro Devices, Inc.*(a)..............     55,125       343,980
       Telephone & Data Systems, Inc...........      8,400       525,588
                                                           -------------
                                                                       1,432,168
                                                           -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.8%
       Millicom International Cellular S.A.*(a)     14,800     1,356,272
                                                           -------------
       TOBACCO - 0.5%
       Universal Corp.(a)......................     13,650       831,558
                                                           -------------
       Total Common Stocks
       (Cost $139,703,696)                                   163,918,496
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 0.7%
     State Street Bank & Trust Co.,
       Repurchase Agreement dated 06/29/07 at 2.550% to be repurchased at
       $1,215,258 on 07/02/07 collateralized by $1,220,000 FHLB at 5.150% due
       08/15/07 with a value of $1,242,875.
       (Cost - $1,215,000)...................... $ 1,215,000 $   1,215,000
                                                             -------------

     TOTAL INVESTMENTS - 100.4%
     (Cost $140,918,696)                                       165,133,496
                                                             -------------

     Other Assets and Liabilities (net) - (0.4)%                  (665,697)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 164,467,799
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007 the market value of the securities loaned was $32,037,921 and the collateral received consisted of cash in the amount of $31,806,661 and securities in the amount of $990,450.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH MID-CAP STOCK PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                               $163,918,496
   Repurchase Agreement                                             1,215,000
   Cash                                                                   961
   Collateral for securities on loan                               32,797,111
   Receivable for investments sold                                    143,998
   Receivable for Trust shares sold                                    49,565
   Dividends receivable                                                90,228
   Interest receivable                                                    172
                                                                 ------------
      Total assets                                                198,215,531
                                                                 ------------
LIABILITIES
   Payables for:
      Trust shares redeemed                                           754,709
      Collateral for securities on loan                            32,797,111
      Investment advisory fee payable (Note 3)                         95,659
      Administration fee payable                                        2,347
      Custodian and accounting fees payable                            36,186
   Accrued expenses                                                    61,720
                                                                 ------------
      Total liabilities                                            33,747,732
                                                                 ------------
NET ASSETS                                                       $164,467,799
                                                                 ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                               $126,606,800
   Accumulated net realized gain                                   13,167,948
   Unrealized appreciation on investments and foreign currency     24,214,804
   Undistributed net investment income                                478,247
                                                                 ------------
      Total                                                      $164,467,799
                                                                 ============
NET ASSETS
   Class A                                                       $164,467,799
                                                                 ============
CAPITAL SHARES OUTSTANDING
   Class A                                                          8,486,499
                                                                 ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                       $      19.38
                                                                 ============

- -----------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements            $139,703,696

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH MID-CAP STOCK PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                      $   961,432
    Interest (2)                                                                            34,040
                                                                                       -----------
       Total investment income                                                             995,472
                                                                                       -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                       578,460
    Administration fees                                                                      7,586
    Deferred expense reimbursement                                                           1,833
    Custody and accounting fees                                                             15,488
    Transfer agent fees                                                                      2,459
    Audit                                                                                   12,043
    Legal                                                                                    7,153
    Trustee fees and expenses                                                                2,595
    Shareholder reporting                                                                   13,175
    Insurance                                                                                3,792
    Other                                                                                    1,192
                                                                                       -----------
       Total expenses                                                                      645,776
       Less broker commission recapture                                                    (10,287)
                                                                                       -----------
    Net expenses                                                                           635,489
                                                                                       -----------
    Net investment income                                                                  359,983
                                                                                       -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain on:
       Investments                                                                      13,272,181
       Foreign currency                                                                         84
                                                                                       -----------
    Net realized gain on investments and foreign currency                               13,272,265
                                                                                       -----------
    Net change in unrealized appreciation on:
       Investments                                                                       7,836,131
       Foreign currency                                                                         14
                                                                                       -----------
    Net change in unrealized appreciation on investments and foreign currency            7,836,145
                                                                                       -----------
    Net realized and change in unrealized gain on investments and foreign currency      21,108,410
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $21,468,393
                                                                                       ===========

- ---------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                        $     1,127
(2)Interest income includes securities lending income of:                                   23,699

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,

(Unaudited) 2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    359,983  $    665,057
   Net realized gain on investments, futures contracts and foreign
       currency                                                            13,272,265    19,941,890
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                     7,836,145    (8,708,563)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    21,468,393    11,898,384
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (503,556)   (1,174,440)
   From net realized gains
     Class A                                                              (20,077,851)  (35,038,269)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (20,581,407)  (36,212,709)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                3,527,555     9,835,078
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               20,581,407    36,212,709
   Cost of shares repurchased
     Class A                                                              (29,001,852)  (60,207,276)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions              (4,892,890)  (14,159,489)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                               (4,005,904)  (38,473,814)
   Net assets at beginning of period                                      168,473,703   206,947,517
                                                                         ------------  ------------
   Net assets at end of period                                           $164,467,799  $168,473,703
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    478,247  $    621,820
                                                                         ============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


BATTERYMARCH MID-CAP STOCK PORTFOLIO                             --------------
                                                                 FOR THE PERIOD
                                                                           ENDED
                                                                   JUNE 30, 2007
                                                                     (UNAUDITED)
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $19.43
                                                                     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................      0.04 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............       2.55
                                                                     ------
Total from Investment Operations................................       2.59
                                                                     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................      (0.06)
Distributions from Net Realized Capital Gains...................      (2.58)
                                                                     ------
Total Distributions.............................................      (2.64)
                                                                     ------
NET ASSET VALUE, END OF PERIOD..................................     $19.38
                                                                     ======
TOTAL RETURN                                                          13.82%
Ratio of Expenses to Average Net Assets.........................       0.77%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................       0.78%*
Ratio of Net Investment Income to Average Net Assets............       0.44%*
Portfolio Turnover Rate.........................................       55.0%
Net Assets, End of Period (in millions).........................     $164.5

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS A
BATTERYMARCH MID-CAP STOCK PORTFOLIO                             -------------------------------------------------

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                    2006       2005      2004++   2003++   2002++
                                                                 ------     ------     ------     ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $21.96     $19.76     $17.49     $13.11  $ 15.41
                                                                 ------     ------     ------     ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................   0.07 (a)   0.14 (a)   0.05 (a)   0.05     0.03
Net Realized/Unrealized Gain (Loss) on Investments..............   1.32       2.29       2.82 (a)   4.38    (2.23)
                                                                 ------     ------     ------     ------  -------
Total from Investment Operations................................   1.39       2.43       2.87       4.43    (2.20)
                                                                 ------     ------     ------     ------  -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................  (0.13)        --      (0.05)     (0.05)   (0.08)
Distributions from Net Realized Capital Gains...................  (3.79)     (0.23)     (0.55)        --    (0.02)
                                                                 ------     ------     ------     ------  -------
Total Distributions.............................................  (3.92)     (0.23)     (0.60)     (0.05)   (0.10)
                                                                 ------     ------     ------     ------  -------
NET ASSET VALUE, END OF PERIOD.................................. $19.43     $21.96     $19.76     $17.49  $ 13.11
                                                                 ======     ======     ======     ======  =======
TOTAL RETURN                                                       5.67%     12.42%     16.45%     33.75%  (14.32)%
Ratio of Expenses to Average Net Assets.........................   0.81%      0.82%      0.80%(b)   0.82%    0.85 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................   0.84%      0.82%      0.82%      0.82%    0.85 %
Ratio of Net Investment Income to Average Net Assets............   0.35%      0.68%      0.28%      0.38%    0.23 %
Portfolio Turnover Rate.........................................  142.2%     116.0%      91.0%      61.0%    67.0 %
Net Assets, End of Period (in millions)......................... $168.5     $207.0     $198.0     $165.0  $ 111.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period. (b) The investment manager waived a portion of its management fee for the year ++ Audited by other Independent Registered Public Accounting Firm.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Batterymarch Mid-Cap Stock Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                     for the period ended
Portfolio                               June 30, 2007     % per annum Average Daily Assets
- ---------                            -------------------- ----------- --------------------

Batterymarch Mid-Cap Stock Portfolio       $578,460          0.70%            All

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                              -----------------------
         Portfolio                            Class A Class B  Class E
         ---------                            ------- -------  -------

         Batterymarch Mid-Cap Stock Portfolio   0.95%   1.20%*   1.10%*

* Classes not offered during the period.

The following amounts were repaid to the Manager during the period ended June 30, 2007.

                  Batterymarch Mid-Cap Stock Portfolio $1,833

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                       Shares Issued
                                                          Through                Net Decrease
                                     Beginning Shares    Dividend      Shares     in Shares    Ending
                                      Shares    Sold   Reinvestment  Repurchased Outstanding   Shares
                                     --------- ------- ------------- ----------- ------------ ---------

Batterymarch Mid-Cap Stock Portfolio

 Class A

 06/30/2007                          8,672,542 179,502   1,098,847   (1,464,392)   (186,043)  8,486,499
 12/31/2006                          9,425,641 474,125   1,795,375   (3,022,599)   (753,099)  8,672,542

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S.
Government Non-Government
                                     --------------- -------------- --------------- --------------

Batterymarch Mid-Cap Stock Portfolio       $--        $91,090,822         $--        $116,068,223

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross        Gross         Net
                                      Income Tax   Unrealized   Unrealized   Unrealized
Portfolio                                Cost     Appreciation Depreciation Appreciation
- ---------                            ------------ ------------ ------------ ------------

Batterymarch Mid-Cap Stock Portfolio $140,918,696 $27,230,284  $(3,015,484) $24,214,800

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                               Securities  Collateral
                                               ----------- -----------

          Batterymarch Mid-Cap Stock Portfolio $32,037,921 $32,797,111

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                     Ordinary Income Long-Term Capital Gain         Total
                                     --------------- ---------------------- ----------------------
                                        2006    2005    2006        2005       2006        2005
                                     ---------- ---- ----------- ---------- ----------- ----------

Batterymarch Mid-Cap Stock Portfolio $8,859,151 $--  $27,353,558 $2,217,847 $36,212,709 $2,217,847

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ -----------

Batterymarch Mid-Cap Stock Portfolio   $621,820     $20,004,438  $16,347,756         $--         $36,974,014

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                     Lazard
                                Mid-Cap Portfolio

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2007

- -----------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


For the six months ended June 30, 2007, the Lazard Mid-Cap Portfolio Class B returned 12.41% versus the 9.90% return of the Russell Midcap(R) Index/1/, the Portfolio's benchmark.

In the beginning of the year, stocks rose modestly, fueled by the combination of moderating economic growth, solid corporate profits, and strong mergers and acquisitions activity. Then, a sharp selloff began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the rally in the Japanese yen, which implied that speculators were reversing the "carry trade." However, stocks recovered much of these losses in March. Equity markets proved to be resilient in April and May, rising steadily and ending the first two months of the second quarter with strong gains. Stocks performed well through May, ignoring a sharp rise in government bond yields as earnings reports continued to exceed investors' expectations. Merger activity provided a further boost to stocks. However, stocks experienced increased volatility in June, as the rise in interest rates accelerated and investors became increasingly cautious following news of potential hedge fund losses in the subprime mortgage market. The Federal Reserve decided to leave interest rates unchanged at the June meeting for the eighth time in the last 12 months, with inflation concerns and sustained economic growth as the main drivers behind its decision. High commodity prices coupled with a weaker U.S. dollar and a tight labor market have put pressure on consumer prices, underscoring the Fed's comment that, "a sustained moderation in inflation pressures has yet to be convincingly demonstrated." In addition, concerns about the future of the housing and subprime mortgage markets remain sources of uncertainty that surround the outlook for the economy. From a sector perspective, cyclical sectors of the market, such as materials, industrials, and energy, performed well as economic growth was resilient. Conversely, more economically defensive groups, such as areas of health care, consumer staples, and utilities, lagged. Financials were among the worst performing groups, as uncertainty surrounding the scope of the recent rise in subprime-loan defaults weighed on the sector.

For the year-to-date-period, performance benefited from solid broad-based stock selection, in some cases driven by robust corporate activity, as the Portfolio experienced five takeouts. Stock selection in consumer staples was one of the largest contributors to outperformance, as shares of Coca-Cola Enterprises, which bottles and distributes Coca-Cola Company (Coke) products, saw its stock rise, based on reports that Coke would purchase another beverage company in an effort to improve its portfolio of products. We believe that this kind of strategic purchase would significantly benefit Coca-Cola Enterprises. Holdings such as, Smithfield Foods, Constellation Brands, Kroger, and Pilgrim's Pride also performed well. In addition, solid

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

stock selection in the consumer discretionary sector aided performance, as the Portfolio's media holdings, including Idearc Inc. and R.H. Donnelley continued to perform well. However the overall impact in this sector was diminished, as shares of Liz Claiborne declined. The company reported disappointing earnings, due to a decline in wholesale-clothing sales to large department stores. However, we believe the company should benefit from a focus on its more profitable clothing lines and company-owned stores. Performance was also helped by stock selection in technology, as Avaya, Solectron, and CDW agreed to be acquired. Many of the takeout offers in the Portfolio were from private-equity firms, which show that these strategic buyers are focusing on attractive valuations and free cash flow. In addition, stock selection in financials helped returns, as shares of A.G. Edwards rose; Wachovia agreed to buy the company, creating the second-largest U.S. brokerage firm. Conversely, stock selection in health care detracted from returns, as shares of Sepracor declined due to reduced Medicare reimbursement rates for one of its major respiratory drugs. Returns were also hurt by stock selection in industrials and materials, as deeper cyclical stocks performed well.

OUTLOOK

While the multiyear rally in equities continues, a change in market leadership appears to be underway, as investors' risk tolerance moderates after an extended period of embracing risk. Historically, periods of slowing corporate-earnings growth have favored more consistently profitable companies, as investors seek out stability in a more adverse environment. Valuations remain attractive, earnings visibility is quite strong, and the fundamentals for owning highly cash-generative stocks are compelling. We believe the Portfolio is well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer high returns on capital and high levels of free cash flow. As a result, we believe the Portfolio should perform well in these market conditions.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                 Percent of
                             Description Net Assets
                     --------------------------------------
                        Coca-Cola Enterprises, Inc. 2.57%
                     --------------------------------------
                     Liz Claiborne, Inc.           2.47%
                     --------------------------------------
                     Pitney Bowes, Inc.            2.12%
                     --------------------------------------
                          Mellon Financial Corp. 2.08%
                     --------------------------------------
                        Citizens Communications Co. 1.97%
                     --------------------------------------
                        Ingram Micro, Inc.--Class A 1.96%
                     --------------------------------------
                     Idearc, Inc.                  1.94%
                     --------------------------------------
                     Dover Corp.                   1.90%
                     --------------------------------------
                          Hubbell, Inc.--Class B 1.87%
                     --------------------------------------
                        Barr Pharmaceuticals, Inc. 1.87%
                     --------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                     [CHART]

Energy                     23.6%
Technology                 17.9%
Industrials                16.0%
Cyclical                   14.0%
Basic Materials             9.6%
Financials                  9.4%
Non-Cyclical                7.5%
Communications              2.0%


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------

                      LAZARD MID-CAP PORTFOLIO MANAGED BY
          LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP(R) INDEX/1/
                            Growth Based on $10,000+

                                     [CHART]

              Lazard Mid-Cap Portfolio    Russell Midcap(R) Index
              ------------------------    -----------------------
 10/9/2001            $10,000                    $10,000
12/31/2001             11,026                     11,463
12/31/2002              9,843                      9,608
12/31/2003             12,406                     13,457
12/31/2004             14,183                     16,177
12/31/2005             15,336                     18,225
12/31/2006             17,587                     21,005
 6/30/2007             19,769                     23,085




    ------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the period ended 6/30/07)
    ------------------------------------------------------------
                                                       Since
                               1 Year 3 Year 5 Year Inception/3/
    ------------------------------------------------------------
    Lazard Mid-Cap
    Portfolio--Class A         25.28% 13.92% 13.03%   11.53%
- --  Class B                    25.04% 13.68% 12.80%   12.64%
    Class E                    25.14% 13.77% 12.91%   10.80%
    ------------------------------------------------------------
- - - Russell Midcap(R) Index/1/ 20.83% 17.16% 16.39%   16.11%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
LAZARD MID-CAP PORTFOLIO                    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,125.10       $3.74
  Hypothetical (5% return before expenses)     1,000.00      1,021.27        3.56
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,124.10       $5.06
  Hypothetical (5% return before expenses)     1,000.00      1,020.03        4.81
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,124.50       $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.53        4.31
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71%, 0.96%, and 0.86% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         ----------------------------------------------------------------

         COMMON STOCKS - 94.3%
         BANKS - 5.8%
         First Horizon National Corp.(a)....     274,010 $  10,686,390
         Hudson City Bancorp, Inc...........     890,000    10,875,800
         Huntington Bancshares, Inc.(a).....     470,700    10,703,718
         Marshall & Ilsley Corp.............     289,800    13,803,174
         Republic Bancorp, Inc. - Class A(a)          11           182
                                                         -------------
                                                                      46,069,264
                                                         -------------
         BEVERAGES - 3.7%
         Coca-Cola Enterprises, Inc.........     851,200    20,428,800
         Constellation Brands, Inc.*(a).....     380,300     9,233,684
                                                         -------------
                                                                      29,662,484
                                                         -------------
         BUILDING PRODUCTS - 2.2%
         Masco Corp.........................     346,300     9,859,161
         USG Corp.*(a)......................     146,800     7,199,072
                                                         -------------
                                                                      17,058,233
                                                         -------------
         CHEMICALS - 0.5%
         Cabot Corp.........................      85,500     4,076,640
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 8.0%
         Cintas Corp.(a)....................     363,400    14,328,862
         Covanta Holding Corp.*(a)..........     447,700    11,035,805
         Pitney Bowes, Inc.(a)..............     360,700    16,887,974
         R.H. Donnelley Corp.*(a)...........     151,822    11,505,071
         Republic Services, Inc.............     313,650     9,610,236
                                                         -------------
                                                                      63,367,948
                                                         -------------
         COMPUTERS & PERIPHERALS - 4.7%
         Ingram Micro, Inc. - Class A*......     719,100    15,611,661
         Seagate Technology.................     431,900     9,402,463
         Sun Microsystems, Inc.*............   2,290,300    12,046,978
                                                         -------------
                                                                      37,061,102
                                                         -------------
         CONTAINERS & PACKAGING - 1.4%
         Ball Corp..........................     205,000    10,899,850
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.0%
         Arrow Electronics, Inc.*...........     269,200    10,345,356
         Flextronics International, Ltd.*(a)   1,352,500    14,607,000
         Hubbell, Inc. - Class B............     274,500    14,883,390
                                                         -------------
                                                                      39,835,746
                                                         -------------
         FINANCIAL - DIVERSIFIED - 4.7%
         AmeriCredit Corp.*(a)..............     302,400     8,028,720
         Ameriprise Financial, Inc..........     204,000    12,968,280
         Mellon Financial Corp..............     376,600    16,570,400
                                                         -------------
                                                                      37,567,400
                                                         -------------
         FOOD PRODUCTS - 2.9%
         Pilgrim's Pride Corp.(a)...........     239,600     9,145,532
         Smithfield Foods, Inc.*............     463,300    14,265,007
                                                         -------------
                                                                      23,410,539
                                                         -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
         Applera Corp........................     372,600 $  11,379,204
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.2%
         Omnicare, Inc.(a)...................     273,200     9,851,592
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 3.3%
         Darden Restaurants, Inc.............     333,100    14,653,069
         Royal Caribbean Cruises, Ltd.(a)....     277,000    11,905,460
                                                          -------------
                                                                      26,558,529
                                                          -------------
         HOUSEHOLD DURABLES - 1.0%
         Stanley Works (The)(a)..............     133,800     8,121,660
                                                          -------------
         HOUSEHOLD PRODUCTS - 1.1%
         Fortune Brands, Inc.(a).............     105,800     8,714,746
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 1.6%
         Textron, Inc........................     112,000    12,332,320
                                                          -------------
         INSURANCE - 10.5%
         Aon Corp............................     321,600    13,703,376
         Conseco, Inc.*......................     466,700     9,749,363
         Lincoln National Corp...............     185,605    13,168,675
         OneBeacon Insurance Group, Ltd......     424,800    10,760,184
         PartnerRe, Ltd.(a)..................     164,173    12,723,407
         RenaissanceRe Holdings, Ltd.(a).....     208,000    12,893,920
         Willis Group Holdings, Ltd.(a)......     235,900    10,393,754
                                                          -------------
                                                                      83,392,679
                                                          -------------
         IT CONSULTING & SERVICES - 0.8%
         DST Systems, Inc.*(a)...............      79,800     6,320,958
                                                          -------------
         MACHINERY - 1.9%
         Dover Corp..........................     295,400    15,109,710
                                                          -------------
         MEDIA - 3.4%
         Belo Corp.(a).......................     582,100    11,985,439
         Idearc, Inc.(a).....................     435,500    15,386,215
                                                          -------------
                                                                      27,371,654
                                                          -------------
         METALS & MINING - 2.6%
         Foundation Coal Holdings, Inc.(a)...     226,500     9,204,960
         Massey Energy Co.(a)................     422,300    11,254,295
                                                          -------------
                                                                      20,459,255
                                                          -------------
         OIL & GAS - 4.9%
         BJ Services Co......................     435,100    12,374,244
         Pride International, Inc.*..........     238,900     8,949,194
         Sunoco, Inc.........................     113,500     9,043,680
         Williams Cos., Inc. (The)...........     270,100     8,540,562
                                                          -------------
                                                                      38,907,680
                                                          -------------
         PAPER & FOREST PRODUCTS - 1.3%
         Louisiana-Pacific Corp.(a)..........     564,400    10,678,448
                                                          -------------
         PHARMACEUTICALS - 6.1%
         Barr Pharmaceuticals, Inc.*(a)......     296,000    14,868,080
         Hospira, Inc.*......................     348,600    13,609,344

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Sepracor, Inc.*.........................     164,800 $   6,760,096
       Warner Chilcott, Ltd.*(a)...............     720,900    13,041,081
                                                            -------------
                                                                      48,278,601
                                                            -------------
       REAL ESTATE - 1.3%
       CBL & Associates Properties, Inc. (REIT)     285,800    10,303,090
                                                            -------------
       RETAIL - SPECIALTY - 6.1%
       Foot Locker, Inc........................     664,700    14,490,460
       Liz Claiborne, Inc.(a)..................     525,700    19,608,610
       Pacific Sunwear of California, Inc.*....     443,200     9,750,400
       Talbots, Inc. (The)(a)..................     197,900     4,953,437
                                                            -------------
                                                                      48,802,907
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.4%
       Analog Devices, Inc.....................     205,700     7,742,548
       QLogic Corp.*...........................     663,900    11,053,935
                                                            -------------
                                                                      18,796,483
                                                            -------------
       SOFTWARE - 1.1%
       Sybase, Inc.*...........................     350,200     8,366,278
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
       Citizens Communications Co.(a)..........   1,025,100    15,653,277
       NeuStar, Inc. - Class A*................      63,000     1,817,713
                                                            -------------
                                                                      17,470,990
                                                            -------------
       TRANSPORTATION - 1.2%
       YRC Worldwide, Inc.*(a).................     259,100     9,534,880
                                                            -------------
       Total Common Stocks
       (Cost $699,469,740)                                    749,760,870
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENT - 4.8%
       State Street Bank & Trust Co.,
         Repurchase Agreement dated 06/29/07 at 3.400% to be repurchased at
         $37,854,722 on 07/02/07 collateralized by $38,700,000 FNMA at 5.990%
         due 04/18/17 with a value of $38,603,250.
         (Cost - $37,844,000)................... $37,844,000   37,844,000
                                                             ------------

       TOTAL INVESTMENTS - 99.1%
       (Cost $737,313,740)                                    787,604,870
                                                             ------------

       Other Assets and Liabilities (net) - 0.9%                7,160,259
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $794,765,129
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $174,940,600 and the collateral received consisted of cash in the amount of $179,507,648.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LAZARD MID-CAP PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $749,760,870
   Repurchase Agreement                                                    37,844,000
   Cash                                                                           855
   Cash denominated in foreign currencies**                                         1
   Collateral for securities on loan                                      179,507,648
   Receivable for investments sold                                         12,089,824
   Receivable for Trust shares sold                                           939,607
   Dividends receivable                                                       641,391
   Interest receivable                                                          3,574
                                                                         ------------
     Total assets                                                         980,787,770
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  5,379,988
     Trust shares redeemed                                                    384,324
     Distribution and services fees - Class B                                  58,759
     Distribution and services fees - Class E                                   6,045
     Collateral for securities on loan                                    179,507,648
     Investment advisory fee payable (Note 3)                                 445,435
     Administration fee payable                                                 8,592
     Custodian and accounting fees payable                                     95,894
   Accrued expenses                                                           135,956
                                                                         ------------
     Total liabilities                                                    186,022,641
                                                                         ------------
NET ASSETS                                                               $794,765,129
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $703,659,149
   Accumulated net realized gain                                           39,160,689
   Unrealized appreciation on investments                                  50,291,130
   Undistributed net investment income                                      1,654,161
                                                                         ------------
     Total                                                               $794,765,129
                                                                         ============
NET ASSETS
   Class A                                                               $457,833,863
                                                                         ============
   Class B                                                                287,333,091
                                                                         ============
   Class E                                                                 49,598,175
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 32,600,197
                                                                         ============
   Class B                                                                 20,553,293
                                                                         ============
   Class E                                                                  3,540,133
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.04
                                                                         ============
   Class B                                                                      13.98
                                                                         ============
   Class E                                                                      14.01
                                                                         ============

- -------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $699,469,740
**Cost of cash denominated in foreign currencies                                    1

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

LAZARD MID-CAP PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $ 4,358,209
   Interest (1)                                                               730,840
                                                                          -----------
       Total investment income                                              5,089,049
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,280,602
   Administration fees                                                         24,498
   Custody and accounting fees                                                 19,065
   Distribution fee - Class B                                                 304,951
   Distribution fee - Class E                                                  32,221
   Transfer agent fees                                                         14,511
   Audit                                                                       11,312
   Legal                                                                       10,359
   Trustee fees and expenses                                                    7,027
   Shareholder reporting                                                       25,052
   Insurance                                                                    3,735
   Other                                                                          892
                                                                          -----------
       Total expenses                                                       2,734,225
       Less broker commission recapture                                       (64,661)
                                                                          -----------
   Net expenses                                                             2,669,564
                                                                          -----------
   Net investment income                                                    2,419,485
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                         71,496,574
                                                                          -----------
   Net realized gain on investments                                        71,496,574
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          1,849,599
                                                                          -----------
   Net change in unrealized appreciation on investments                     1,849,599
                                                                          -----------
   Net realized and change in unrealized gain on investments               73,346,173
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $75,765,658
                                                                          ===========

- --------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $    50,023

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

LAZARD MID-CAP PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,

(Unaudited) 2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,419,485  $  2,657,173
   Net realized gain on investments and futures contracts                  71,496,574    24,967,756
   Net change in unrealized appreciation on investments                     1,849,599    33,713,317
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    75,765,658    61,338,246
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (2,359,453)     (604,066)
     Class B                                                                 (841,667)     (617,620)
     Class E                                                                 (220,835)     (126,614)
   From net realized gains
     Class A                                                              (32,336,865)  (13,270,801)
     Class B                                                              (20,992,665)  (24,211,011)
     Class E                                                               (3,958,801)   (3,826,111)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (60,710,286)  (42,656,223)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                               91,147,798   209,238,546
     Class B                                                               74,551,695    19,609,795
     Class E                                                               14,124,895     4,348,643
   Net asset value of shares issued through acquisition
     Class A                                                               52,674,423            --
     Class B                                                               11,229,550            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               34,696,318    13,874,867
     Class B                                                               21,834,332    24,828,631
     Class E                                                                4,179,636     3,952,725
   Cost of shares repurchased
     Class A                                                              (23,720,940)  (15,429,381)
     Class B                                                              (60,549,468)  (30,758,205)
     Class E                                                               (5,536,231)   (5,369,828)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             214,632,008   224,295,793
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              229,687,380   242,977,816
   Net assets at beginning of period                                      565,077,749   322,099,933
                                                                         ------------  ------------
   Net assets at end of period                                           $794,765,129  $565,077,749
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,654,161  $  2,656,631
                                                                         ============  ============


                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS








SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                      CLASS A
LAZARD MID-CAP PORTFOLIO
----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS
ENDED DECEMBER 31,
                                                                       JUNE 30, 2007
-------------------------------------------

(UNAUDITED) 2006 2005
2004       2003
                                                                       -------------- ------     ------
------     ------


NET ASSET VALUE, BEGINNING OF PERIOD..................................     $13.74     $13.65     $14.13
$12.33     $ 9.85
                                                                           ------     ------     ------
------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.06 (a)   0.10 (a)   0.04 (a)
0.08 (a)   0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       1.61       1.75       1.16
1.72       2.58
                                                                           ------     ------     ------
------     ------
Total from Investment Operations......................................       1.67       1.85       1.20
1.80       2.59
                                                                           ------     ------     ------
------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.09)     (0.08)     (0.06)
--      (0.01)
Distributions from Net Realized Capital Gains.........................      (1.28)     (1.68)     (1.62)
--      (0.10)
                                                                           ------     ------     ------
------     ------
Total Distributions...................................................      (1.37)     (1.76)     (1.68)
--      (0.11)
                                                                           ------     ------     ------
------     ------
NET ASSET VALUE, END OF PERIOD........................................     $14.04     $13.74     $13.65
$14.13     $12.33
                                                                           ======     ======     ======
======     ======
TOTAL RETURN                                                                12.51%     14.87%      8.40%
14.60%     26.42%
Ratio of Expenses to Average Net Assets**.............................       0.71%*     0.77%      0.79%
0.85%      0.93%
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A        N/A
N/A       0.92%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.73%*     0.80%      0.82%(c)
0.83%(c)   0.96%(c)
Ratio of Net Investment Income to Average Net Assets..................       0.84%*     0.76%      0.63%
0.59%      0.10%
Portfolio Turnover Rate...............................................       59.7%      65.4%     170.0%
90.7%      36.2%
Net Assets, End of Period (in millions)...............................     $457.8     $312.2      $89.0
$58.8       $4.5


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LAZARD MID-CAP PORTFOLIO                                               --------


                                                                       --------
                                                                         2002(B)
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 10.98
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (1.15)
                                                                       -------
Total from Investment Operations......................................   (1.12)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.00)+
Distributions from Net Realized Capital Gains.........................   (0.01)
                                                                       -------
Total Distributions...................................................   (0.01)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $  9.85
                                                                       =======
TOTAL RETURN                                                            (10.18)%
Ratio of Expenses to Average Net Assets**.............................    0.90%*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.86%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.64%*
Ratio of Net Investment Income to Average Net Assets..................    0.26%*
Portfolio Turnover Rate...............................................    37.1%
Net Assets, End of Period (in millions)...............................    $4.2

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--01/02/2002. (c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                      CLASS B
LAZARD MID-CAP PORTFOLIO
----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS
ENDED DECEMBER 31,
                                                                       JUNE 30, 2007
-------------------------------------------

(UNAUDITED) 2006 2005
2004       2003
                                                                       -------------- ------     ------
------     ------


NET ASSET VALUE, BEGINNING OF PERIOD..................................     $13.65     $13.57     $14.05
$12.29     $ 9.83
                                                                           ------     ------     ------
------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................       0.04 (a)   0.06 (a)   0.05 (a)
0.02(a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................       1.62       1.74       1.10
1.74       2.57
                                                                           ------     ------     ------
------     ------
Total from investment operations......................................       1.66       1.80       1.15
1.76       2.56
                                                                           ------     ------     ------
------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.05)     (0.04)     (0.01)
--      (0.00)+
Distributions from Net Realized Capital Gains.........................      (1.28)     (1.68)     (1.62)
--      (0.10)
                                                                           ------     ------     ------
------     ------
Total Distributions...................................................      (1.33)     (1.72)     (1.63)
--      (0.10)
                                                                           ------     ------     ------
------     ------
NET ASSET VALUE, END OF PERIOD........................................     $13.98     $13.65     $13.57
$14.05     $12.29
                                                                           ======     ======     ======
======     ======
TOTAL RETURN                                                                12.41%     14.67%      8.06%
14.32%     26.03%
Ratio of Expenses to Average Net Assets**.............................       0.96%*     1.02%      1.03%
1.08%      1.19%
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A        N/A
N/A       1.19%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.98%*     1.05%      1.07%(b)
1.03%(b)   1.15%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets...........       0.59%*     0.48%      0.38%
0.16%     (0.08)%
Portfolio Turnover Rate...............................................       59.7%      65.4%     170.0%
90.7%      36.2%
Net Assets, End of Period (in millions)...............................     $287.3     $216.8     $200.4
$211.0     $211.8

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LAZARD MID-CAP PORTFOLIO                                               --------


                                                                       --------
                                                                            2002
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 11.02
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................      -- (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (1.18)
                                                                       -------
Total from investment operations......................................   (1.18)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.00)+
Distributions from Net Realized Capital Gains.........................   (0.01)
                                                                       -------
Total Distributions...................................................   (0.01)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $  9.83
                                                                       =======
TOTAL RETURN                                                            (10.73)%
Ratio of Expenses to Average Net Assets**.............................    1.15%
Ratio of Expenses to Average Net Assets After Broker Rebates**........    1.12%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.91%
Ratio of Net Investment Income (Loss) to Average Net Assets...........      --%
Portfolio Turnover Rate...............................................    37.1%
Net Assets, End of Period (in millions)...............................   $32.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period. (b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD
ENDED:

                                                                                  CLASS E
LAZARD MID-CAP PORTFOLIO
------------------------------------------------------------------
                                                   FOR THE PERIOD
                                                       ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 2007
---------------------------------------------------
                                                    (UNAUDITED)      2006       2005       2004       2003
2002(B)
                                                   -------------- ------     ------     ------     ------
-------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $13.69     $13.61     $14.10     $12.32     $ 9.84     $
11.60
                                                       ------     ------     ------     ------     ------
-------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.05 (a)   0.08 (a)   0.07 (a)   0.04 (a)   0.00+(a)
0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments       1.62       1.74       1.10       1.74       2.58
(1.76)
                                                       ------     ------     ------     ------     ------
-------
Total from Investment Operations..................       1.67       1.82       1.17       1.78       2.58
(1.75)
                                                       ------     ------     ------     ------     ------
-------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............      (0.07)     (0.06)     (0.04)        --      (0.00)+
(0.00)+
Distributions from Net Realized Capital Gains.....      (1.28)     (1.68)     (1.62)        --      (0.10)
(0.01)
                                                       ------     ------     ------     ------     ------
-------
Total Distributions...............................      (1.35)     (1.74)     (1.66)        --      (0.10)
(0.01)
                                                       ------     ------     ------     ------     ------
-------
NET ASSET VALUE, END OF PERIOD....................     $14.01     $13.69     $13.61     $14.10     $12.32     $
9.84
                                                       ======     ======     ======     ======     ======
=======
TOTAL RETURN                                            12.45%     14.74%      8.23%     14.45%     26.35%
(15.17)%
Ratio of Expenses to Average Net Assets**.........       0.86%*     0.93%      0.93%      0.98%      1.09%
1.05%*
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................        N/A        N/A        N/A        N/A       1.08%
1.02%*
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................       0.88%*     0.95%      0.97%(c)   0.94%(c)   1.07%(c)
1.75%*
Ratio of Net Investment Income to Average Net
  Assets..........................................       0.68%*     0.58%      0.49%      0.29%      0.02%
0.13%*
Portfolio Turnover Rate...........................       59.7%      65.4%     170.0%      90.7%      36.2%
37.1%
Net Assets, End of Period (in millions)...........     $ 49.6     $ 36.0      $32.6      $30.5      $19.8
$4.3

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--04/01/2002. (c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Lazard Mid-Cap Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lazard Asset Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                           Management Fees
                          earned by Manager
                         for the period ended
Portfolio                   June 30, 2007     % per annum    Average Daily Assets
- ---------                -------------------- ----------- --------------------------
Lazard Mid-Cap Portfolio      $2,280,602          0.70%   First $500 Million
                                                 0.675%   $500 Million to $1 Billion
                                                  0.60%   Over $1 Billion

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense
                                          Limitation Agreement
                                         ----------------------
                Portfolio                Class A Class B Class E
                ---------                ------- ------- -------

                Lazard Mid-Cap Portfolio  0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                               Shares Issued
                                               in Connection Shares Issued
                                                   with         Through                Net Increase
                         Beginning    Shares    Acquisition    Dividend      Shares     in Shares     Ending
                          Shares       Sold      (Note 8)    Reinvestment  Repurchased Outstanding    Shares
- -                        ---------- ---------- ------------- ------------- ----------- ------------ ----------

Lazard Mid-Cap Portfolio

 Class A

 06/30/2007              22,731,003  6,437,770   2,549,182     2,553,077   (1,670,835)   9,869,194  32,600,197
 12/31/2006               6,521,885 16,287,983          --     1,117,139   (1,196,004)  16,209,118  22,731,003

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)


                                  Shares Issued
                                 in Connection Shares Issued
                                     with         Through                Net Increase
            Beginning   Shares    Acquisition    Dividend      Shares     in Shares     Ending
             Shares      Sold      (Note 8)    Reinvestment  Repurchased Outstanding    Shares
- -           ---------- --------- ------------- ------------- ----------- ------------ ----------

 Class B

 06/30/2007 15,879,390 5,358,085   2,117,803     1,612,580   (4,414,565)  4,673,903   20,553,293
 12/31/2006 14,764,291 1,480,841          --     2,008,789   (2,374,531)  1,115,099   15,879,390

 Class E

 06/30/2007  2,630,859   999,516          --       308,005     (398,247)    909,274    3,540,133
 12/31/2006  2,398,654   327,829          --       319,026     (414,650)    232,205    2,630,859

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                   Purchases                        Sales
                         ------------------------------ ------------------------------
                         U.S. Government Non-Government U.S. Government
Non-Government
                         --------------- -------------- --------------- --------------

Lazard Mid-Cap Portfolio       $--        $449,149,489        $--        $377,026,275

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                           Federal       Gross         Gross
                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                    Cost     Appreciation (Depreciation)  Appreciation
- ---------                ------------ ------------ -------------- --------------

Lazard Mid-Cap Portfolio $737,313,740 $62,359,175   $(12,068,045)  $50,291,130

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                          Value of     Value of
                                         Securities   Collateral
                                        ------------ ------------

               Lazard Mid-Cap Portfolio $174,940,600 $179,507,648

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                             Ordinary Income     Long-Term Capital Gain           Total
                         ----------------------- ----------------------- -----------------------
                            2006        2005        2006        2005        2006        2005
                         ----------- ----------- ----------- ----------- ----------- -----------

Lazard Mid-Cap Portfolio $16,553,650 $16,954,128 $26,102,573 $17,832,117 $42,656,223 $34,786,245

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed     Net
                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                            Income         Gain      Appreciation   and Deferrals       Total
                         ------------- ------------- ------------ ------------------ -----------

Lazard Mid-Cap Portfolio  $21,197,245   $6,713,694   $38,873,059         $--         $66,783,998

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)



8. ACQUISITIONS

On April 30, 2007, Lazard Mid-Cap Portfolio ("Lazard") acquired all the net assets of Met/Putnam Capital Opportunities Portfolio ("Met/Putnam") and Pioneer Mid-Cap Value Portfolio ("Pioneer"), a series of Met Investors Series Trust, pursuant to a plan of reorganization approved by Met/Putnam and Pioneer shareholders on April 24, 2007. The acquisition was accomplished by a tax-free exchange of 2,549,182 Class A shares of Lazard (valued at $35.0 Million), 822,075 Class B shares of Lazard (valued at $11.2 Million) and 1,295,728 Class B shares of Pioneer (valued at $17.7 Million) in exchange for the 2,220,759 Class A and 722,871 Class B shares of Met/Putnam and 1,561,719 Class A shares of Pioneer outstanding on April 27, 2007. Met/Putnam Class A net assets at that date ($35.0 Million) and Class B net assets at that date ($11.2 Million), including $6,677,258 and $1,011,369 of unrealized appreciation and approximately $24,438,292 and $1,776,210 of accumulated net realized gains, were combined with those of Lazard Class A and Class B, respectively. Pioneer Class A net assets at that date ($17.7 Million), including $1,577,984 of unrealized appreciation and approximately $706,258 of accumulated net realized gains, were combined with those of Lazard Class B. The aggregate Class A and Class B net assets of Lazard immediately before the acquisition were $383,289,168 and $247,171,254, respectively. The aggregate Class A and Class B net assets of Met/Putnam immediately before the acquisition were $34,974,776 and $11,229,550, respectively. The aggregate Class A net assets of Pioneer immediately before the acquisition was $17,699,647. The aggregate Class A and Class B net assets of Lazard immediately after the acquisition were $418,263,944 and $276,100,451, respectively.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Met Investors Series Trust
Pro Forma Combining Financial Statements (Unaudited)
June 30, 2007

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Batterymarch Mid-Cap Stock Portfolio ("Batterymarch Mid-Cap Stock"), a portfolio of Met Investors Series Trust, in exchange for shares of Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a portfolio of Met Investors Series Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Lazard Mid-Cap, and the results of operations of Lazard Mid-Cap for pre-combination periods will not be restated. The pro forma combined financial statements reflect the expenses of the Batterymarch Mid-Cap Stock in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The pro forma combining statements of assets and liabilities and portfolio of investments reflect the financial position of Batterymarch Mid-Cap Stock and Lazard Mid-Cap, as though the reorganization occurred as of June 30, 2007.

The pro forma statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2007 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Batterymarch Mid-Cap Stock and Lazard Mid-Cap, which are incorporated by reference in the Statement of Additional Information.

Pro Forma Statement of Investments as of 06/30/2007 (Unaudited)




                                                                                            Met Investors Series Trust
                                                                                               Batterymarch Mid-Cap
                                                                                                  Stock Portfolio
                                                                                        ---------------------------------
Common Stocks                          Security Description                                   Shares            Value
-------------                          --------------------                             ------------------   ------------
Aerospace & Defense                    Goodrich Corp.                                                5,400        321,624
                                                                                                             ------------
                                                                                                                  321,624     0.2%
                                                                                                             ------------

Air Freight & Logistics                Ryder System, Inc.                                           17,103        920,141
                                                                                                             ------------
                                                                                                                  920,141     0.6%
                                                                                                             ------------

Airlines                               Continental Airlines, Inc. - Class B                         28,200        955,134
                                                                                                             ------------
                                                                                                                  955,134     0.6%
                                                                                                             ------------

Auto Components                        Johnson Controls, Inc.                                       12,620      1,461,017
                                                                                                             ------------
                                                                                                                1,461,017     0.9%
                                                                                                             ------------

Banks                                  Credicorp, Ltd.                                              13,100        801,327
Banks                                  First Horizon National Corp.
Banks                                  Hudson City Bancorp, Inc.
Banks                                  Huntington Bancshares, Inc.
Banks                                  Marshall & Ilsley Corp.
Banks                                  Republic Bancorp, Inc. - Class A
Banks                                  Zions Bancorporation                                         14,265     1,097,121
                                                                                                             ------------
                                                                                                               1,898,448      1.2%
                                                                                                             ------------

Beverages                              Coca-Cola Enterprises, Inc.
Beverages                              Constellation Brands, Inc.
Beverages                              Molson Coors Brewing Co. - Class B                           17,500      1,618,050
                                                                                                             ------------
                                                                                                                1,618,050     1.0%
                                                                                                             ------------

Biotechnology                          Charles River Laboratories International, Inc.               31,034      1,601,975
                                                                                                             ------------
                                                                                                                1,601,975     1.0%
                                                                                                             ------------

Building Products                      Masco Corp.
Building Products                      USG Corp.

Chemicals                              Airgas, Inc.                                                 11,152        534,181
Chemicals                              Albemarle Corp.                                              25,000        963,250
Chemicals                              Cabot Corp.
Chemicals                              Celanese Corp.                                               45,700      1,772,246
Chemicals                              CF Industries Holdings, Inc.                                 17,000      1,018,130
Chemicals                              Methanex Corp.                                               28,300        711,462
Chemicals                              Nalco Holding Co.                                            40,400      1,108,980
Chemicals                              OM Group, Inc.                                               15,200        804,384
                                                                                                             ------------
                                                                                                                6,912,633     4.2%
                                                                                                             ------------

Commercial Services & Supplies         ABM Industries, Inc.                                          8,350        215,513
Commercial Services & Supplies         Allied Waste Industries, Inc.                               100,880      1,357,845
Commercial Services & Supplies         Cintas Corp.
Commercial Services & Supplies         Covanta Holding Corp.
Commercial Services & Supplies         Deluxe Corp.                                                 29,700      1,206,117
Commercial Services & Supplies         Dun & Bradstreet Corp. (The)                                 16,350      1,683,723
Commercial Services & Supplies         Herman Miller, Inc.                                          28,000        884,800
Commercial Services & Supplies         ITT Educational Services, Inc.                                5,900        692,542
Commercial Services & Supplies         Kelly Services, Inc.                                          8,350        229,291
Commercial Services & Supplies         Korn/Ferry International                                     61,096      1,604,381
Commercial Services & Supplies         Manpower, Inc.                                               22,095      2,038,043
Commercial Services & Supplies         MPS Group, Inc.                                             107,612      1,438,772
Commercial Services & Supplies         Pitney Bowes, Inc.
Commercial Services & Supplies         R.H. Donnelley Corp.
Commercial Services & Supplies         Republic Services, Inc.                                      68,914      2,111,525
Commercial Services & Supplies         Robert Half International, Inc.                               8,400        306,600
Commercial Services & Supplies         Sotheby's                                                    35,600      1,638,312
Commercial Services & Supplies         United Rentals, Inc.                                         29,900        972,946
                                                                                                             ------------
                                                                                                               16,380,410    10.0%
                                                                                                             ------------

Communications Equipment & Services    Andrew Corp.                                                 51,500        743,660
Communications Equipment & Services    CommScope, Inc.                                              39,663      2,314,336
Communications Equipment & Services    Harris Corp.                                                 56,684      3,092,112
                                                                                                             ------------
                                                                                                                6,150,108     3.7%
                                                                                                             ------------

Computers & Peripherals                Ingram Micro, Inc. - Class A
Computers & Peripherals                Seagate Technology
Computers & Peripherals                Sun Microsystems, Inc.

Construction Materials                 Martin Marietta Materials, Inc.                               7,400      1,198,948
                                                                                                             ------------
                                                                                                                1,198,948     0.7%
                                                                                                             ------------

Containers & Packaging                 Ball Corp.
Containers & Packaging                 Pactiv Corp.                                                 19,200        612,288
Containers & Packaging                 Sealed Air Corp.                                             38,500      1,194,270
Containers & Packaging                 Sonoco Products Co.                                          26,283      1,125,175
                                                                                                             ------------
                                                                                                                2,931,733     1.8%
                                                                                                             ------------

Education                              DeVry, Inc.                                                  30,800      1,047,816
                                                                                                             ------------
                                                                                                                1,047,816     0.6%
                                                                                                             ------------

Electric Utilities                     CMS Energy Corp.                                             47,050        809,260
Electric Utilities                     El Paso Electric Co.                                         18,865        463,324
Electric Utilities                     Northeast Utilities                                          31,900        904,684
Electric Utilities                     OGE Energy Corp.                                             45,480      1,666,842
Electric Utilities                     Pepco Holdings, Inc.                                         52,900      1,491,780
Electric Utilities                     Puget Energy, Inc.                                           12,595        304,547
Electric Utilities                     Sierra Pacific Resources                                     31,219        548,206
                                                                                                             ------------
                                                                                                                6,188,643     3.8%
                                                                                                             ------------

Electronic Equipment & Instruments     Arrow Electronics, Inc.                                      42,700      1,640,961
Electronic Equipment & Instruments     Avnet, Inc.                                                  51,320      2,034,325
Electronic Equipment & Instruments     Benchmark Electronics, Inc.                                   7,800        176,436
Electronic Equipment & Instruments     Dolby Laboratories, Inc.                                     25,000        885,250
Electronic Equipment & Instruments     Flextronics International, Ltd.                              14,900        160,920
Electronic Equipment & Instruments     Hubbell, Inc. - Class B
Electronic Equipment & Instruments     Vishay Intertechnology, Inc.                                 70,600      1,116,892
Electronic Equipment & Instruments     Xilinx, Inc.                                                 40,480      1,083,649
                                                                                                             ------------
                                                                                                                7,098,433     4.3%
                                                                                                             ------------

Energy Equipment & Services            Atmos Energy Corp.                                           19,800        595,188
Energy Equipment & Services            Cameron International Corp.                                  25,740      1,839,638
Energy Equipment & Services            Energen Corp.                                                20,000      1,098,800
Energy Equipment & Services            Global Industries, Ltd.                                      22,900        614,178
Energy Equipment & Services            Grant Prideco, Inc.                                          12,900        694,407
Energy Equipment & Services            National-Oilwell Varco, Inc.                                 10,600      1,104,944
                                                                                                             ------------
                                                                                                                5,947,155     3.6%
                                                                                                             ------------

Finance - Diversified                  AmeriCredit Corp.
Finance - Diversified                  Ameriprise Financial, Inc.
Finance - Diversified                  Mellon Financial Corp.
Finance - Diversified                  Raymond James Financial, Inc.                                44,600      1,378,140
                                                                                                             ------------
                                                                                                                1,378,140     0.8%
                                                                                                             ------------

Food Products                          Herbalife, Ltd.                                              21,900        868,335
Food Products                          Hormel Foods Corp.                                           35,950      1,342,733
Food Products                          Pilgrim's Pride Corp.
Food Products                          Smithfield Foods, Inc.
Food Products                          Tyson Foods, Inc. - Class A                                  37,200        857,088
                                                                                                             ------------
                                                                                                                3,068,156     1.9%
                                                                                                             ------------

Gas Utilities                          MDU Resources Group, Inc.                                    11,150        312,646
Gas Utilities                          New Jersey Resources Corp.                                   16,712        852,646
                                                                                                             ------------
                                                                                                                1,165,292     0.7%
                                                                                                             ------------

Health Care Equipment & Supplies       Applera Corp.
Health Care Equipment & Supplies       Dade Behring Holdings, Inc.                                  14,292        759,191
Health Care Equipment & Supplies       Edwards Lifesciences Corp.                                   15,750        777,105
Health Care Equipment & Supplies       Hillenbrand Industries, Inc.                                 22,650      1,472,250
Health Care Equipment & Supplies       West Pharmaceutical Services, Inc.                           20,810        981,192
                                                                                                             ------------
                                                                                                                3,989,738     2.4%
                                                                                                             ------------

Health Care Providers & Services       Coventry Health Care, Inc.                                   26,110      1,505,242
Health Care Providers & Services       Health Net, Inc.                                             51,448      2,716,454
Health Care Providers & Services       Humana, Inc.                                                 31,535      1,920,797
Health Care Providers & Services       McKesson Corp.                                               14,200        846,888
Health Care Providers & Services       Omnicare, Inc.
Health Care Providers & Services       WellCare Health Plans, Inc.                                  19,150      1,733,266
                                                                                                             ------------
                                                                                                                8,722,647     5.3%
                                                                                                             ------------

Hotels, Restaurants & Leisure          Bob Evans Farms, Inc.                                        29,869      1,100,673
Hotels, Restaurants & Leisure          Darden Restaurants, Inc.
Hotels, Restaurants & Leisure          Royal Caribbean Cruises, Ltd.
Hotels, Restaurants & Leisure          Ruby Tuesday, Inc.                                           37,100        976,843
                                                                                                             ------------
                                                                                                                2,077,516     1.3%
                                                                                                             ------------

Household Durables                     Mohawk Industries, Inc.                                      11,400      1,149,006
Household Durables                     Stanley Works (The)                                          11,000        667,700
                                                                                                             ------------
                                                                                                                1,816,706     1.1%
                                                                                                             ------------

Household Products                     Fortune Brands, Inc.

Industrial - Diversified               Harsco Corp.                                                 16,000        832,000
Industrial - Diversified               Textron, Inc.
                                                                                                             ------------
                                                                                                                  832,000     0.5%
                                                                                                             ------------

Industrial Conglomerates               Ceradyne, Inc.                                                3,000        221,880
Industrial Conglomerates               Roper Industries, Inc.                                       14,868        848,963
                                                                                                             ------------
                                                                                                                1,070,843     0.6%
                                                                                                             ------------

Insurance                              American Financial Group, Inc.                               56,076      1,914,995
Insurance                              Aon Corp.
Insurance                              Arch Capital Group, Ltd.                                     18,765      1,361,213
Insurance                              Aspen Insurance Holdings, Ltd.                               30,600        858,942
Insurance                              Assurant, Inc.                                               26,100      1,537,812
Insurance                              Axis Capital Holdings, Ltd.                                  21,100        857,715
Insurance                              CNA Financial Corp.                                          19,600        934,724
Insurance                              Conseco, Inc.
Insurance                              Delphi Financial Group - Class A                             21,100        882,402
Insurance                              Endurance Specialty Holdings, Ltd.                           37,600      1,505,504
Insurance                              Lincoln National Corp.
Insurance                              OneBeacon Insurance Group, Ltd.
Insurance                              PartnerRe, Ltd.
Insurance                              RenaissanceRe Holdings, Ltd.
Insurance                              Willis Group Holdings, Ltd.
Insurance                              W.R. Berkley Corp.                                           64,121      2,086,497
Insurance                              XL Capital, Ltd. - Class A                                   20,726      1,746,995
                                                                                                             ------------
                                                                                                               13,686,799     8.3%
                                                                                                             ------------

IT Consulting & Services               DST Systems, Inc.

Machinery                              Cummins, Inc.                                                16,212      1,640,816
Machinery                              Dover Corp.
Machinery                              Manitowoc Co., Inc. (The)                                    23,700      1,905,006
Machinery                              Pall Corp.                                                   20,400        938,196
Machinery                              Parker Hannifin Corp.                                        11,190      1,095,613
Machinery                              SPX Corp.                                                    11,880      1,043,183
Machinery                              Terex Corp.                                                  18,100      1,471,530
                                                                                                             ------------
                                                                                                                8,094,344     4.9%
                                                                                                             ------------

Media                                  Belo Corp.
Media                                  Idearc, Inc.
Media                                  Shaw Communications, Inc. - Class B                          15,900        668,436
                                                                                                             ------------
                                                                                                                  668,436     0.4%
                                                                                                             ------------

Metals & Mining                        Cleveland-Cliffs, Inc.                                       11,900        924,273
Metals & Mining                        Commercial Metals Co.                                        39,200      1,323,784
Metals & Mining                        Precision Castparts Corp.                                    18,520      2,247,587
Metals & Mining                        Reliance Steel & Aluminum Co.                                24,500      1,378,370
Metals & Mining                        Southern Copper Corp.                                        10,718      1,010,279
Metals & Mining                        Steel Dynamics, Inc.                                         10,800        452,628
                                                                                                             ------------
                                                                                                                7,336,921     4.5%
                                                                                                             ------------

Metals & Mining                        Foundation Coal Holdings, Inc.
Metals & Mining                        Massey Energy Co.

Oil & Gas                              BJ Services Co.
Oil & Gas                              Frontier Oil Corp.                                           40,970      1,793,257
Oil & Gas                              Helmerich & Payne, Inc.                                      26,100        924,462
Oil & Gas                              Holly Corp.                                                  30,450      2,259,085
Oil & Gas                              Noble Energy, Inc.                                           27,365      1,707,302
Oil & Gas                              Pride International, Inc.                                    57,225      2,143,649
Oil & Gas                              Sunoco, Inc.
Oil & Gas                              Tesoro Corp.                                                 24,675      1,410,176
Oil & Gas                              Tidewater, Inc.                                              32,403      2,296,725
Oil & Gas                              UGI Corp.                                                    45,900      1,252,152
Oil & Gas                              Unit Corp.                                                   12,400        780,084
Oil & Gas                              W-H Energy Services, Inc.                                    12,400        767,684
Oil & Gas                              Western Refining, Inc.                                       24,700      1,427,660
Oil & Gas                              Williams Cos., Inc. (The)
                                                                                                             ------------
                                                                                                               16,762,236    10.2%
                                                                                                             ------------

Paper & Forest Products                Louisiana-Pacific Corp.

Personal Products                      Estee Lauder Companies, Inc. - Class A                       21,300        969,363
Personal Products                      NBTY, Inc.                                                   33,300      1,438,560
                                                                                                             ------------
                                                                                                                2,407,923     1.5%
                                                                                                             ------------

Pharmaceuticals                        Barr Pharmaceuticals, Inc.
Pharmaceuticals                        Cephalon, Inc.                                               21,600      1,736,424
Pharmaceuticals                        Hospira, Inc.
Pharmaceuticals                        King Pharmaceuticals, Inc.                                   65,600      1,342,176
Pharmaceuticals                        Sepracor, Inc.                                               30,400      1,247,008
Pharmaceuticals                        Warner Chilcott, Ltd.
                                                                                                             ------------
                                                                                                                4,325,608     2.6%
                                                                                                             ------------

Real Estate                            CB Richard Ellis Group, Inc. - Class A                       40,497      1,478,140
Real Estate                            CBL & Associates Properties, Inc. (REIT)
Real Estate                            FelCor Lodging Trust, Inc. (REIT)                            33,100        861,593
Real Estate                            Hospitality Properties Trust (REIT)                          18,289        758,811
Real Estate                            Jones Lang LaSalle, Inc.                                      8,720        989,720
                                                                                                             ------------
                                                                                                                4,088,264     2.5%
                                                                                                             ------------

Retail - Multiline                     J.C. Penney Co., Inc.                                        18,700      1,353,506
                                                                                                             ------------
                                                                                                                1,353,506     0.8%
                                                                                                             ------------

Retail - Specialty                     Advance Auto Parts, Inc.                                     12,360        500,951
Retail - Specialty                     American Eagle Outfitters, Inc.                              16,202        415,743
Retail - Specialty                     Charming Shoppes, Inc.                                       48,600        526,338
Retail - Specialty                     Dollar Tree Stores, Inc.                                     23,533      1,024,862
Retail - Specialty                     Foot Locker, Inc.
Retail - Specialty                     Liz Claiborne, Inc.
Retail - Specialty                     Men's Wearhouse, Inc. (The)                                  15,300        781,371
Retail - Specialty                     Nordstrom, Inc.                                              11,400        582,768
Retail - Specialty                     Pacific Sunwear of California, Inc.
Retail - Specialty                     Payless ShoeSource, Inc.                                     26,450        834,498
Retail - Specialty                     Ross Stores, Inc.                                            33,645      1,036,266
Retail - Specialty                     Talbots, Inc. (The)
Retail - Specialty                     TJX Cos., Inc. (The)                                         54,100      1,487,750
                                                                                                             ------------
                                                                                                                7,190,547     4.4%
                                                                                                             ------------

Road & Rail                            CSX Corp.                                                    27,286      1,230,053
                                                                                                             ------------
                                                                                                                1,230,053     0.7%
                                                                                                             ------------

Semiconductor Equipment & Products     Analog Devices, Inc.
Semiconductor Equipment & Products     Brooks Automation, Inc.                                      34,620        628,353
Semiconductor Equipment & Products     Integrated Device Technology, Inc.                           54,550        832,979
Semiconductor Equipment & Products     International Rectifier Corp.                                35,100      1,307,826
Semiconductor Equipment & Products     Lam Research Corp.                                           11,730        602,922
Semiconductor Equipment & Products     Novellus Systems, Inc.                                       35,600      1,009,972
Semiconductor Equipment & Products     ON Semiconductor Corp.                                      102,000      1,093,440
Semiconductor Equipment & Products     QLogic Corp.
                                                                                                             ------------
                                                                                                                5,475,492     3.3%
                                                                                                             ------------

Software                               Cognos, Inc.                                                  8,550        339,179
Software                               Compuware Corp.                                              49,400        585,884
Software                               Sybase, Inc.
                                                                                                             ------------
                                                                                                                  925,063     0.6%
                                                                                                             ------------

Telecommunication Services -           Citizens Communications Co.
Diversified
Telecommunication Services -           NeuStar, Inc. - Class A
Diversified
Telecommunication Services -           Qwest Communications International, Inc.                     58,000        562,600
Diversified
Telecommunication Services -           RF Micro Devices, Inc.                                       55,125        343,980
Diversified
Telecommunication Services -           Telephone & Data Systems, Inc.                                8,400        525,588
Diversified
                                                                                                             ------------
                                                                                                                1,432,168     0.9%
                                                                                                             ------------

Telecommunication Services - Wireless  Millicom International Cellular S.A.                         14,800      1,356,272
                                                                                                             ------------
                                                                                                                1,356,272     0.8%
                                                                                                             ------------

Transportation                         YRC Worldwide, Inc.

Tobacco                                Universal Corp.                                              13,650        831,558
                                                                                                             ------------
                                                                                                                  831,558     0.5%
-----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                                     (Cost $139,703,696)   163,918,496    99.7%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                            Par Amount          Value
                                                                                        ------------------   ------------

Short-Term Investment                  State Street Bank & Trust Co.                             1,215,000      1,215,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investment                                                             (Cost $1,215,000)       1,215,000     0.7%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                       (Cost $140,918,696)   165,133,496   100.4%
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                               (665,697)   -0.4%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                              164,467,799   100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                               Met Investors Series Trust                   Met Investors Series Trust
                                                     Lazard Mid-Cap                          Lazard Mid-Cap Portfolio
                               Portfolio Proforma
                                           ----------------------------------           -----------------------------------
Common Stocks                                    Shares             Value                     Shares             Value
-------------                              ------------------   -------------           ------------------   --------------
Aerospace & Defense                                                                                  5,400          321,624
                                                                                                             --------------
                                                                                                                    321,624     0.0%
                                                                                                             --------------

Air Freight & Logistics                                                                             17,103          920,141
                                                                                                             --------------
                                                                                                                    920,141     0.1%
                                                                                                             --------------

Airlines                                                                                            28,200          955,134
                                                                                                             --------------
                                                                                                                    955,134     0.1%
                                                                                                             --------------

Auto Components                                                                                     12,620        1,461,017
                                                                                                             --------------
                                                                                                                  1,461,017     0.2%
                                                                                                             --------------

Banks                                                                                               13,100          801,327
Banks                                                 274,010      10,686,390                      274,010       10,686,390
Banks                                                 890,000      10,875,800                      890,000       10,875,800
Banks                                                 470,700      10,703,718                      470,700       10,703,718
Banks                                                 289,800      13,803,174                      289,800       13,803,174
Banks                                                      11             182                           11              182
Banks                                                                                               14,265        1,097,121
                                                                -------------                                --------------
                                                                   46,069,264     5.8%                           47,967,712     5.0%
                                                                -------------                                --------------

Beverages                                             851,200      20,428,800                      851,200       20,428,800
Beverages                                             380,300       9,233,684                      380,300        9,233,684
Beverages                                                                                           17,500        1,618,050
                                                                -------------                                --------------
                                                                   29,662,484     3.7%                           31,280,534     3.3%
                                                                -------------                                --------------

Biotechnology                                                                                       31,034        1,601,975
                                                                                                             --------------
                                                                                                                  1,601,975     0.2%
                                                                                                             --------------

Building Products                                     346,300       9,859,161                      346,300        9,859,161
Building Products                                     146,800       7,199,072                      146,800        7,199,072
                                                                -------------                                --------------
                                                                   17,058,233     2.2%                           17,058,233     1.8%
                                                                -------------                                --------------

Chemicals                                                                                           11,152          534,181
Chemicals                                                                                           25,000          963,250
Chemicals                                              85,500       4,076,640                       85,500        4,076,640
Chemicals                                                                                           45,700        1,772,246
Chemicals                                                                                           17,000        1,018,130
Chemicals                                                                                           28,300          711,462
Chemicals                                                                                           40,400        1,108,980
Chemicals                                                                                           15,200          804,384
                                                                -------------                                --------------
                                                                    4,076,640     0.5%                           10,989,273     1.1%
                                                                -------------                                --------------

Commercial Services & Supplies                                                                       8,350          215,513
Commercial Services & Supplies                                                                     100,880        1,357,845
Commercial Services & Supplies                        363,400      14,328,862                      363,400       14,328,862
Commercial Services & Supplies                        447,700      11,035,805                      447,700       11,035,805
Commercial Services & Supplies                                                                      29,700        1,206,117
Commercial Services & Supplies                                                                      16,350        1,683,723
Commercial Services & Supplies                                                                      28,000          884,800
Commercial Services & Supplies                                                                       5,900          692,542
Commercial Services & Supplies                                                                       8,350          229,291
Commercial Services & Supplies                                                                      61,096        1,604,381
Commercial Services & Supplies                                                                      22,095        2,038,043
Commercial Services & Supplies                                                                     107,612        1,438,772
Commercial Services & Supplies                        360,700      16,887,974                      360,700       16,887,974
Commercial Services & Supplies                        151,822      11,505,071                      151,822       11,505,071
Commercial Services & Supplies                        313,650       9,610,236                      382,564       11,721,761
Commercial Services & Supplies                                                                       8,400          306,600
Commercial Services & Supplies                                                                      35,600        1,638,312
Commercial Services & Supplies                                                                      29,900          972,946
                                                                -------------                                --------------
                                                                   63,367,948     8.0%                           79,748,358     8.3%
                                                                -------------                                --------------

Communications Equipment & Services                                                                 51,500          743,660
Communications Equipment & Services                                                                 39,663        2,314,336
Communications Equipment & Services                                                                 56,684        3,092,112
                                                                                                             --------------
                                                                                                                  6,150,108     0.6%
                                                                                                             --------------

Computers & Peripherals                               719,100      15,611,661                      719,100       15,611,661
Computers & Peripherals                               431,900       9,402,463                      431,900        9,402,463
Computers & Peripherals                             2,290,300      12,046,978                    2,290,300       12,046,978
                                                                -------------                                --------------
                                                                   37,061,102     4.7%                           37,061,102     3.9%
                                                                -------------                                --------------

Construction Materials                                                                               7,400        1,198,948
                                                                                                             --------------
                                                                                                                  1,198,948     0.1%
                                                                                                             --------------

Containers & Packaging                                205,000      10,899,850                      205,000       10,899,850
Containers & Packaging                                                                              19,200          612,288
Containers & Packaging                                                                              38,500        1,194,270
Containers & Packaging                                                                              26,283        1,125,175
                                                                -------------                                --------------
                                                                   10,899,850     1.4%                           13,831,583     1.5%
                                                                -------------                                --------------

Education                                                                                           30,800        1,047,816
                                                                                                             --------------
                                                                                                                  1,047,816     0.1%
                                                                                                             --------------

Electric Utilities                                                                                  47,050          809,260
Electric Utilities                                                                                  18,865          463,324
Electric Utilities                                                                                  31,900          904,684
Electric Utilities                                                                                  45,480        1,666,842
Electric Utilities                                                                                  52,900        1,491,780
Electric Utilities                                                                                  12,595          304,547
Electric Utilities                                                                                  31,219          548,206
                                                                                                             --------------
                                                                                                                  6,188,643     0.7%
                                                                                                             --------------

Electronic Equipment & Instruments                    269,200      10,345,356                      311,900       11,986,317
Electronic Equipment & Instruments                                                                  51,320        2,034,325
Electronic Equipment & Instruments                                                                   7,800          176,436
Electronic Equipment & Instruments                                                                  25,000          885,250
Electronic Equipment & Instruments                  1,352,500      14,607,000                    1,367,400       14,767,920
Electronic Equipment & Instruments                    274,500      14,883,390                      274,500       14,883,390
Electronic Equipment & Instruments                                                                  70,600        1,116,892
Electronic Equipment & Instruments                                                                  40,480        1,083,649
                                                                -------------                                --------------
                                                                   39,835,746     5.0%                           46,934,179     4.9%
                                                                -------------                                --------------

Energy Equipment & Services                                                                         19,800          595,188
Energy Equipment & Services                                                                         25,740        1,839,638
Energy Equipment & Services                                                                         20,000        1,098,800
Energy Equipment & Services                                                                         22,900          614,178
Energy Equipment & Services                                                                         12,900          694,407
Energy Equipment & Services                                                                         10,600        1,104,944
                                                                                                             --------------
                                                                                                                  5,947,155     0.6%
                                                                                                             --------------

Finance - Diversified                                 302,400       8,028,720                      302,400        8,028,720
Finance - Diversified                                 204,000      12,968,280                      204,000       12,968,280
Finance - Diversified                                 376,600      16,570,400                      376,600       16,570,400
Finance - Diversified                                                                               44,600        1,378,140
                                                                -------------                                --------------
                                                                   37,567,400     4.7%                           38,945,540     4.1%
                                                                -------------                                --------------

Food Products                                                                                       21,900          868,335
Food Products                                                                                       35,950        1,342,733
Food Products                                         239,600       9,145,532                      239,600        9,145,532
Food Products                                         463,300      14,265,007                      463,300       14,265,007
Food Products                                                                                       37,200          857,088
                                                                -------------                                --------------
                                                                   23,410,539     2.9%                           26,478,695     2.8%
                                                                -------------                                --------------

Gas Utilities                                                                                       11,150          312,646
Gas Utilities                                                                                       16,712          852,646
                                                                                                             --------------
                                                                                                                  1,165,292     0.1%
                                                                                                             --------------

Health Care Equipment & Supplies                      372,600      11,379,204                      372,600       11,379,204
Health Care Equipment & Supplies                                                                    14,292          759,191
Health Care Equipment & Supplies                                                                    15,750          777,105
Health Care Equipment & Supplies                                                                    22,650        1,472,250
Health Care Equipment & Supplies                                                                    20,810          981,192
                                                                -------------                                --------------
                                                                   11,379,204     1.4%                           15,368,942     1.6%
                                                                -------------                                --------------

Health Care Providers & Services                                                                    26,110        1,505,242
Health Care Providers & Services                                                                    51,448        2,716,454
Health Care Providers & Services                                                                    31,535        1,920,797
Health Care Providers & Services                                                                    14,200          846,888
Health Care Providers & Services                      273,200       9,851,592                      273,200        9,851,592
Health Care Providers & Services                                                                    19,150        1,733,266
                                                                -------------                                --------------
                                                                    9,851,592     1.2%                           18,574,239     1.9%
                                                                -------------                                --------------

Hotels, Restaurants & Leisure                                                                       29,869        1,100,673
Hotels, Restaurants & Leisure                         333,100      14,653,069                      333,100       14,653,069
Hotels, Restaurants & Leisure                         277,000      11,905,460                      277,000       11,905,460
Hotels, Restaurants & Leisure                                                                       37,100          976,843
                                                                -------------                                --------------
                                                                   26,558,529     3.3%                           28,636,045     3.0%
                                                                -------------                                --------------

Household Durables                                                                                  11,400        1,149,006
Household Durables                                    133,800       8,121,660                      144,800        8,789,360
                                                                -------------                                --------------
                                                                    8,121,660     1.0%                            9,938,366     1.0%
                                                                -------------                                --------------

Household Products                                    105,800       8,714,746                      105,800        8,714,746
                                                                -------------                                --------------
                                                                    8,714,746     1.1%                            8,714,746     0.9%
                                                                -------------                                --------------

Industrial - Diversified                                                                            16,000          832,000
Industrial - Diversified                              112,000      12,332,320                      112,000       12,332,320
                                                                -------------                                --------------
                                                                   12,332,320     1.6%                           13,164,320     1.4%
                                                                -------------                                --------------

Industrial Conglomerates                                                                             3,000          221,880
Industrial Conglomerates                                                                            14,868          848,963
                                                                                                             --------------
                                                                                                                  1,070,843     0.1%
                                                                                                             --------------

Insurance                                                                                           56,076        1,914,995
Insurance                                             321,600      13,703,376                      321,600       13,703,376
Insurance                                                                                           18,765        1,361,213
Insurance                                                                                           30,600          858,942
Insurance                                                                                           26,100        1,537,812
Insurance                                                                                           21,100          857,715
Insurance                                                                                           19,600          934,724
Insurance                                             466,700       9,749,363                      466,700        9,749,363
Insurance                                                                                           21,100          882,402
Insurance                                                                                           37,600        1,505,504
Insurance                                             185,605      13,168,675                      185,605       13,168,675
Insurance                                             424,800      10,760,184                      424,800       10,760,184
Insurance                                             164,173      12,723,407                      164,173       12,723,407
Insurance                                             208,000      12,893,920                      208,000       12,893,920
Insurance                                             235,900      10,393,754                      235,900       10,393,754
Insurance                                                                                           64,121        2,086,497
Insurance                                                                                           20,726        1,746,995
                                                                -------------                                --------------
                                                                   83,392,679    10.5%                           97,079,478    10.1%
                                                                -------------                                --------------

IT Consulting & Services                               79,800       6,320,958                       79,800        6,320,958
                                                                -------------                                --------------
                                                                    6,320,958     0.8%                            6,320,958     0.7%
                                                                -------------                                --------------

Machinery                                                                                           16,212        1,640,816
Machinery                                             295,400      15,109,710                      295,400       15,109,710
Machinery                                                                                           23,700        1,905,006
Machinery                                                                                           20,400          938,196
Machinery                                                                                           11,190        1,095,613
Machinery                                                                                           11,880        1,043,183
Machinery                                                                                           18,100        1,471,530
                                                                -------------                                --------------
                                                                   15,109,710     1.9%                           23,204,054     2.4%
                                                                -------------                                --------------

Media                                                 582,100      11,985,439                      582,100       11,985,439
Media                                                 435,500      15,386,215                      435,500       15,386,215
Media                                                                                               15,900          668,436
                                                                -------------                                --------------
                                                                   27,371,654     3.4%                           28,040,090     2.9%
                                                                -------------                                --------------

Metals & Mining                                                                                     11,900          924,273
Metals & Mining                                                                                     39,200        1,323,784
Metals & Mining                                                                                     18,520        2,247,587
Metals & Mining                                                                                     24,500        1,378,370
Metals & Mining                                                                                     10,718        1,010,279
Metals & Mining                                                                                     10,800          452,628
                                                                                                             --------------
                                                                                                                  7,336,921     0.8%
                                                                                                             --------------

Metals & Mining                                       226,500       9,204,960                      226,500        9,204,960
Metals & Mining                                       422,300      11,254,295                      422,300       11,254,295
                                                                -------------                                --------------
                                                                   20,459,255     2.6%                           20,459,255     2.1%
                                                                -------------                                --------------

Oil & Gas                                             435,100      12,374,244                      435,100       12,374,244
Oil & Gas                                                                                           40,970        1,793,257
Oil & Gas                                                                                           26,100          924,462
Oil & Gas                                                                                           30,450        2,259,085
Oil & Gas                                                                                           27,365        1,707,302
Oil & Gas                                             238,900       8,949,194                      296,125       11,092,843
Oil & Gas                                             113,500       9,043,680                      113,500        9,043,680
Oil & Gas                                                                                           24,675        1,410,176
Oil & Gas                                                                                           32,403        2,296,725
Oil & Gas                                                                                           45,900        1,252,152
Oil & Gas                                                                                           12,400          780,084
Oil & Gas                                                                                           12,400          767,684
Oil & Gas                                                                                           24,700        1,427,660
Oil & Gas                                             270,100       8,540,562                      270,100        8,540,562
                                                                -------------                                --------------
                                                                   38,907,680     4.9%                           55,669,916     5.8%
                                                                -------------                                --------------

Paper & Forest Products                               564,400      10,678,448                      564,400       10,678,448
                                                                -------------                                --------------
                                                                   10,678,448     1.3%                           10,678,448     1.1%
                                                                -------------                                --------------

Personal Products                                                                                   21,300          969,363
Personal Products                                                                                   33,300        1,438,560
                                                                                                             --------------
                                                                                                                  2,407,923     0.2%
                                                                                                             --------------

Pharmaceuticals                                       296,000      14,868,080                      296,000       14,868,080
Pharmaceuticals                                                                                     21,600        1,736,424
Pharmaceuticals                                       348,600      13,609,344                      348,600       13,609,344
Pharmaceuticals                                                                                     65,600        1,342,176
Pharmaceuticals                                       164,800       6,760,096                      195,200        8,007,104
Pharmaceuticals                                       720,900      13,041,081                      720,900       13,041,081
                                                                -------------                                --------------
                                                                   48,278,601     6.1%                           52,604,209     5.5%
                                                                -------------                                --------------

Real Estate                                                                                         40,497        1,478,140
Real Estate                                           285,800      10,303,090                      285,800       10,303,090
Real Estate                                                                                         33,100          861,593
Real Estate                                                                                         18,289          758,811
Real Estate                                                                                          8,720          989,720
                                                                -------------                                --------------
                                                                   10,303,090     1.3%                           14,391,354     1.5%
                                                                -------------                                --------------

Retail - Multiline                                                                                  18,700        1,353,506
                                                                                                             --------------
                                                                                                                  1,353,506     0.1%
                                                                                                             --------------

Retail - Specialty                                                                                  12,360          500,951
Retail - Specialty                                                                                  16,202          415,743
Retail - Specialty                                                                                  48,600          526,338
Retail - Specialty                                                                                  23,533        1,024,862
Retail - Specialty                                    664,700      14,490,460                      664,700       14,490,460
Retail - Specialty                                    525,700      19,608,610                      525,700       19,608,610
Retail - Specialty                                                                                  15,300          781,371
Retail - Specialty                                                                                  11,400          582,768
Retail - Specialty                                    443,200       9,750,400                      443,200        9,750,400
Retail - Specialty                                                                                  26,450          834,498
Retail - Specialty                                                                                  33,645        1,036,266
Retail - Specialty                                    197,900       4,953,437                      197,900        4,953,437
Retail - Specialty                                                                                  54,100        1,487,750
                                                                -------------                                --------------
                                                                   48,802,907     6.1%                           55,993,454     5.8%
                                                                -------------                                --------------

Road & Rail                                                                                         27,286        1,230,053
                                                                                                             --------------
                                                                                                                  1,230,053     0.1%
                                                                                                             --------------

Semiconductor Equipment & Products                    205,700       7,742,548                      205,700        7,742,548
Semiconductor Equipment & Products                                                                  34,620          628,353
Semiconductor Equipment & Products                                                                  54,550          832,979
Semiconductor Equipment & Products                                                                  35,100        1,307,826
Semiconductor Equipment & Products                                                                  11,730          602,922
Semiconductor Equipment & Products                                                                  35,600        1,009,972
Semiconductor Equipment & Products                                                                 102,000        1,093,440
Semiconductor Equipment & Products                    663,900      11,053,935                      663,900       11,053,935
                                                                -------------                                --------------
                                                                   18,796,483     2.4%                           24,271,975     2.5%
                                                                -------------                                --------------

Software                                                                                             8,550          339,179
Software                                                                                            49,400          585,884
Software                                              350,200       8,366,278                      350,200        8,366,278
                                                                -------------                                --------------
                                                                    8,366,278     1.1%                            9,291,341     1.0%
                                                                -------------                                --------------

Telecommunication Services - Diversified            1,025,100      15,653,277                    1,025,100       15,653,277
Telecommunication Services - Diversified               63,000       1,817,713                       63,000        1,817,713
Telecommunication Services - Diversified                                                            58,000          562,600
Telecommunication Services - Diversified                                                            55,125          343,980
Telecommunication Services - Diversified                                                             8,400          525,588
                                                                -------------                                --------------
                                                                   17,470,990     2.2%                           18,903,158     2.0%
                                                                -------------                                --------------

Telecommunication Services - Wireless                                                               14,800        1,356,272
                                                                                                             --------------
                                                                                                                  1,356,272     0.1%
                                                                                                             --------------

Transportation                                        259,100       9,534,880                      259,100        9,534,880
                                                                -------------                                --------------
                                                                    9,534,880     1.2%                            9,534,880     1.0%
                                                                -------------                                --------------

Tobacco                                                                                             13,650          831,558
                                                                                                             --------------
                                                                                                                    831,558     0.1%
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                        (Cost $699,469,740)    749,760,870    94.3%  (Cost $839,173,436)     913,679,366    95.2%
------------------------------------------------------------------------------------------------------------------------------------

                                               Par Amount          Value                    Par Amount           Value
                                           ------------------   -------------           ------------------   --------------
Short-Term Investment                              37,844,000      37,844,000                   39,059,000       39,059,000
------------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investment                 (Cost $37,844,000)     37,844,000     4.8%   (Cost $39,059,000)      39,059,000     4.1%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                          (Cost $737,313,740)    787,604,870    99.1%  (Cost $878,232,436)     952,738,366    99.3%
------------------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                  7,160,259     0.9%  (50,000)                  6,444,562     0.7%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  794,765,129   100.0%                          959,182,928   100.0%
------------------------------------------------------------------------------------------------------------------------------------

 As of June 30, 2007, substantially all the securities held by Batterymarch Mid-Cap Stock comply with the investment restrictions and limitations of Lazard Mid-Cap.

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (UNAUDITED)


                                                                                                                   Met Investors
                                                                                                                    Series Trust
                                                             Met Investors    Met Investors                            Lazard
                                                             Series Trust     Series Trust       Adjustments          Mid-Cap
                                                             Batterymarch        Lazard        (References are       Portfolio
                                                             Mid-Cap Stock       Mid-Cap         to Pro Forma        Pro Forma
                                                               Portfolio        Portfolio         Footnotes)          Combined
                                                             -------------    -------------    ---------------     --------------
Assets
Investments, at value *                                      $ 163,918,496    $ 749,760,870    $             0     $  913,679,366
Repurchase Agreement                                             1,215,000       37,844,000                            39,059,000
Cash                                                                   961              855                  0              1,816
Cash denominated in foreign currencies**                                                  1                  0                  1
Collateral for securities on loan                               32,797,111      179,507,648                           212,304,759
Receivable for:                                                                                                                 0
    Investments sold                                               143,998       12,089,824                 --         12,233,822
    Trust shares sold                                               49,565          939,607                  0            989,172
    Futures variation margin                                                                                 0                  0
    Dividends and interest                                          90,400          644,965                  0            735,365
    Prepaid expenses                                                                                         0                  0
    Unrealized appreciation on forward currency contracts                                                    0                  0
    Foreign taxes                                                                                            0                  0
    Other Assets                                                                                             0                  0
    Due from investment adviser                                                                              0                  0
                                                             -------------    -------------    ---------------     --------------
        Total assets                                           198,215,531      980,787,770                  0      1,179,003,301
                                                             -------------    -------------    ---------------     --------------
Liabilities
 Payable for:
    Investments purchased                                                         5,379,988                  0          5,379,988
    Due to custodian bank                                                                                                       0
    Trust shares redeemed                                          754,709          384,324                  0          1,139,033
    Futures variation margin                                                                                                    0
    Collateral on securities on loan                            32,797,111      179,507,648                  0        212,304,759
    Foreign taxes                                                                                            0                  0
Accrued expenses:
    Investment advisory fee payable                                 95,659          445,435                  0            541,094
    Service and distribution fees                                                    64,804                  0             64,804
    Administration fee payable                                       2,347            8,592                  0             10,939
    Custodian and accounting fees payable                           36,186           95,894                  0            132,080
    Trustee fees payable                                                                                     0                  0
    Other expenses                                                  61,720          135,956             50,000(b)         247,676
                                                             -------------    -------------    ---------------     --------------
       Total liabilities                                        33,747,732      186,022,641             50,000        219,820,373
                                                             -------------    -------------    ---------------     --------------
Net Assets                                                   $ 164,467,799    $ 794,765,129    $        50,000     $  959,182,928
                                                             =============    =============    ===============     ==============

---------------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
    Paid in surplus                                          $ 126,606,800    $ 703,659,149    $             0        830,265,949
    Undistributed (distributions in excess of) net
      investment income                                            478,247        1,654,161            (50,000)(b)      2,082,408
    Accumulated net realized gains (losses)                     13,167,948       39,160,689                  0         52,328,637
    Unrealized appreciation (depreciation) on investments,
      futures, and foreign currency                             24,214,804       50,291,130                  0         74,505,934
                                                                                                                   --------------
                                                             -------------    -------------    ---------------
            Total                                            $ 164,467,799    $ 794,765,129    $       (50,000)    $  959,182,928
                                                             =============    =============    ===============     ==============

Net Assets - Class A                                         $ 164,467,799    $ 457,833,863    $       (50,000)(b) $  622,251,662
                                                             =============    =============    ===============     ==============
Net Assets - Class B                                                            287,333,091                           287,333,091
                                                             =============    =============    ===============     ==============
Net Assets - Class E                                                             49,598,175                            49,598,175
                                                             =============    =============    ===============     ==============

Capital shares outstanding - Class A                             8,486,499       32,600,197          3,224,480(a)      44,311,176
                                                             =============    =============    ===============     ==============
Capital shares outstanding - Class B                                             20,553,293                  0         20,553,293
                                                             =============    =============    ===============     ==============
Capital shares outstanding - Class E                                              3,540,133                  0          3,540,133
                                                             =============    =============    ===============     ==============

Net Asset Value and Offering Price Per Share - Class A       $       19.38    $       14.04                  0     $        14.04
                                                             =============    =============    ===============     ==============
Net Asset Value and Offering Price Per Share - Class B                                                       0
                                                                     13.98            13.98
                                                             =============    =============    ===============     ==============
Net Asset Value and Offering Price Per Share - Class E                                                       0
                                                                     14.01            14.01
                                                             =============    =============    ===============     ==============

*     Investments at cost, excluding Repurchase Agreements   $ 139,703,696    $ 699,469,740    $            --        839,173,436

**    Cost of cash denominated in foreign currencies                    --                1                 --                  1

(a) Reflects change in shares outstanding due to the issuance of Class A shares of Batterymarch Mid-Cap Stock Portfolio in exchange for Class A shares of Lazard Mid-Cap Portfolio based upon the net asset value of the Lazard Mid-Cap Portfolio's Class A shares at June 30, 2007.

(b)   Reflects merger related expenses of $50,000.


                        See notes to financial statements

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF OPERATIONS For the twelve month period ended June 30, 2007 (UNAUDITED)



                                              Met Investors    Met Investors    Adjustments
                                              Series Trust     Series Trust     (References
                                              Batterymarch        Lazard            are
                                              Mid-Cap Stock       Mid-Cap       to Pro Forma        Pro Forma
                                                Portfolio       Portfolio*       Footnotes)         Combined
                                              ------------     ------------     ------------     ---------------
Investment Income
    Dividend                                  $  1,978,134 (b) $  7,561,139 (b)            0           9,539,273 (b)
    Interest                                        84,750 (a)    1,183,465 (a)            0           1,268,215 (a)
                                              ------------     ------------     ------------     ---------------
                                                 2,062,884        8,744,604                0          10,807,488
Expenses
    Investment advisory fee                   $  1,180,988     $  4,032,188          (45,885)(c)       5,167,291
    Deferred Expense Reimbursement                   1,833               --           (1,833)(d)              --
    Distribution fee - Class B                           0          559,188               --             559,188
    Distribution fee - Class E                           0           48,093               --              48,093
    Administration fees                             22,158           66,556               --              88,714
    Trustee fees and expenses                        4,492           12,657           (1,249)(d)          15,900
    Custody and accounting fees                     73,513           86,422          (61,435)(d)          98,500
    Transfer agent fees                              7,439           73,167           (3,500)(d)          77,106
    Audit                                           22,070           25,053          (16,253)(d)          30,870
    Legal                                           21,647           43,628          (39,275)(d)          26,000
    Shareholder reporting                            6,923           39,794           (1,717)(d)          45,000

    Insurance                                        5,619            7,303           (4,422)(d)           8,500
    Organizational Expense                              --               --               --                  --
    Other                                            3,263            2,190            2,547 (d)           8,000
                                              ------------     ------------     ------------     ---------------
        Total Expenses                           1,349,945        4,996,239         (173,022)          6,173,162
    Less broker commission recapture              (53,211)        (109,393)           53,211 (d)        (109,393)
                                              ------------     ------------     ------------     ---------------
    Net Expenses                                 1,296,734        4,886,846         (119,811)          6,063,769
                                              ------------     ------------     ------------     ---------------
    Net Investment Income                          766,150        3,857,758          119,811           4,743,719
Net Realized and Change in Unrealized Gain
    (Loss) on Investments, Foreign Currency
    and Future Contracts
    Investments                                 15,107,301       89,168,970                0         104,276,271
    Foreign currency related transactions               82                1                0                  83
    Future contracts                                     0          487,700                0             487,700
                                              ------------     ------------     ------------     ---------------
       Net realized gain (loss) on
       investments, foreign currency,
       and future contracts                     15,107,383       89,656,671                0         104,764,054
Unrealized appreciation (depreciation) on:
    Investments                                  8,366,361       36,834,287                0          45,200,648
    Foreign currency related transactions               14                -                0                  14
    Future contracts                                     0                -                0                   0
                                              ------------     ------------     ------------     ---------------
    Net change in unrealized appreciation
    (depreciation) on investments,  foreign
    currency and future contracts                8,366,375       36,834,287                0          45,200,662
                                              ------------     ------------     ------------     ---------------

    Net realized and unrealized gain (loss)
    on investments, foreign currency and
    future contracts                            23,473,758      126,490,958                0         149,964,716

Net increase (decrease) in Net Assets from
Operations                                    $ 24,239,908     $130,348,716     $    119,811     $   154,708,435
                                              ============     ============     ============     ===============

----------------------------------------------------------------------------------------------------------------

(a) Interest income includes securities
      lending income of:                      $     45,702     $     82,933     $         --     $       128,635
(b)   Dividend income is net withholding
      taxes of:                                      2,211                0               --               2,211
(c)  Reflects the Lazard Mid-Cap Portfolio's
     investment advisory fee rate.
(d)  Reflects adjustment of certain balances to
     conform to the MIST Lazard Mid-Cap Portfolio's
     expense structure.





                        See notes to financial statements

Met Investors Series Trust

Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2007

1     Description of the Fund

      The Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a portfolio of Met Investors Series Trust ("MIST"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. Lazard Mid-Cap consists of three classes of shares, Class A, Class B, and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and E shares.

2     Basis of Combination

     The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Batterymarch Mid-Cap Stock Portfolio ("Batterymarch Mid-Cap Stock") of MIST, in exchange for shares of Lazard Mid-Cap Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Lazard Mid-Cap, and the results of operations of Lazard Mid-Cap for pre-combination periods will not be restated. The pro forma combined financial statements reflect the expenses of the portfolio in carrying out its obligations under the proposed Agreement and Plan or Reorganization.


      The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Batterymarch Mid-Cap Stock and Lazard Mid-Cap, as though the reorganization occurred as of June 30, 2007.

      The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2007 as though the reorganization occurred as of the beginning of the period.

      The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Batterymarch Mid-Cap Stock and Lazard Mid-Cap, which are incorporated by reference in the Statement of Additional Information.



3     Significant Accounting Policies

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

      A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

      Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

      The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

      Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

      B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

      C. Investment Income and Expenses - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

      D. Federal Income Taxes - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

      Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

      E. Distribution of Income and Gains - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

      F. Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

      Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

      G. Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

      H. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.



4     Federal Income Taxes

      Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the Lazard Mid-Cap intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5     Estimates and Assumptions:

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees/Directors" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Management Agreement with Met Investors Advisory, LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Exhibit (a)(1) to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. By-Laws. Incorporated by reference to Exhibit (b) to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory, LLC) and Met Investors Series Trust. Incorporated by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001.

6(b). Form of Amendment No. 8 to Management Agreement. Incorporated by reference to Exhibit (d)(1)(viii) to Post-Effective Amendment No. 23 to the Form N-1A Registration Statement filed with the SEC on February 13, 2004 ("Post Effective Amendment No. 13").

6(c) Form of Investment Advisory Agreement between Lazard Asset Management LLC and Met Investors Advisory, LLC with respect to the Lazard Mid-Cap Portfolio. Incorporated by reference to Exhibit (d)(56) to Post-Effective Amendment No. 23.

7(a) Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

8. Not applicable.


9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.


10. Not applicable.

10(c). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Previously filed.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.


14. Consent of Deloitte & Touche LLP. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.

17. Form of Proxy and Voting Instructions for Batterymarch Mid-Cap Stock Portfolio. Previously filed.


Item 17. Undertakings.


         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 7th day of January, 2008.


                        MET INVESTORS SERIES TRUST

                        By:      /s/ Elizabeth M. Forget
                                 --------------------------
                                 Name: Elizabeth M. Forget
                                 Title: President


         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 7th day of January, 2008.


Signatures                          Title

/s/ Elizabeth M. Forget             President, Trustee
Elizabeth M. Forget

/s/ Jeffrey A. Tupper               Chief Financial Officer and Treasurer
---------------------
Jeffrey A. Tupper

/s/ Stephen M. Alderman*            Trustee
Stephen M. Alderman

/s/ Jack R. Borsting*               Trustee
--------------------
Jack R. Borsting

/s/ Theodore A. Myers*              Trustee
Theodore A. Myers

/s/ Dawn M. Vroegop*                Trustee
-------------------
Dawn M. Vroegop

/s/ Daniel A. Doyle*               Trustee
-------------------
Daniel A. Doyle

*By:  /s/ Robert N. Hickey
          Robert N. Hickey
          Attorney-in-fact

                                 EXHIBIT INDEX






         Exhibit
            No.


      12           Tax opinion and consent of Sullivan & Worcester LLP



      14           Consent of Deloitte & Touche